UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Variable Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

6.30.2019

Rydex Variable Trust Funds Semi-Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	RVALTS-SEMI-0619x1219

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	24
MULTI-HEDGE STRATEGIES FUND	32
COMMODITIES STRATEGY FUND	56
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	62
OTHER INFORMATION	75
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	78
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	81

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for four alternative strategies funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the semi-annual period ended June 30, 2019.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Long Short Equity Fund may not be suitable for all investors. ●The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ●The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ●The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ●The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Global Managed Futures Strategy Fund may not be suitable for all investors. ● The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ●The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

June 30, 2019

than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund is subject may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2019

U.S. economic growth slowed to an annualized 2.1% in the second quarter from 3.1% in the first quarter. Personal consumption expenditures rebounded sharply, as expected, while government spending contributed an outsized 0.9% to growth, the most since mid-2009. However, negative contributions were seen from housing, business capital expenditures, inventory investment, and net exports. Looking ahead, we expect the economy to grow at a 2.0% pace in the third quarter.

The second quarter gross domestic product (GDP) release also featured annual revisions to the five prior years of data, which showed that growth peaked in year-over-year terms in the second quarter of 2018, earlier than previously thought. An upwardly revised personal savings rate could give consumption room to run, while downwardly revised and shrinking corporate profits may continue to pressure investment spending and could begin to weigh more heavily on hiring.

With growth in the first half of the year coming in somewhat above potential, the labor market continued to strengthen, albeit at a slower pace than the year before. Net monthly payroll gains averaged 165,000 in the first half of 2019, down from 235,000 in the first half of 2018. This was enough to push the unemployment rate down by 0.2% to 3.7%. While the labor market remains strong, we believe the sharper slowdown in aggregate hours worked—a component of Guggenheim’s U.S. Recession Dashboard—may foreshadow a deterioration in labor market conditions in 2020.

After a weak start to the year, core inflation picked up in the second quarter but remained below the U.S. Federal Reserve’s (the “Fed”) target at 1.8% annualized. We expect inflation to firm a bit further in the second half of 2019. The Fed is also closely watching inflation expectations, which currently sit below levels the Fed would like to see. After a 14% decline in the fourth quarter of 2018, stocks rebounded as the Fed’s pivot on monetary policy took hold, and the government shutdown was resolved.

Internationally, the European Central Bank kept policy rates constant but modified their forward guidance, noting that rates would remain at or below current levels until mid-2020 at the earliest. They also signaled a high probability of rate cuts and a resumption of asset purchases at the September meeting. In Japan, core inflation weakened in the second quarter to 0.6%, while industrial production and exports remained in contraction from year ago levels.

Although the U.S. economy is in good shape overall, on July 31, 2019, after the period ended, the Fed announced its first rate cut since 2008 amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among these are slowing global growth, the threat of additional U.S.-China tariffs and a possible hard Brexit, the odds of which have increased with the ascendance of Boris Johnson as the U.K. Prime Minister. While a possible U.S. fiscal contraction in 2020 was averted by the recently-signed budget deal, we expect two more Fed rate cuts in 2019, as Chair Jerome Powell seeks to sustain the expansion. In our view, this could serve to embolden the White House to impose new tariffs on China and Europe later this year, which could in turn further cloud the outlook for global growth.

For the six months ended June 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 18.54%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 14.03%. The return of the MSCI Emerging Markets Index* was 10.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.11% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 9.94%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.24% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2019

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2018 and ending June 30, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2018	Ending Account Value June 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	1.76%	1.52%	$ 1,000.00	$ 1,015.20	$ 8.79
Global Managed Futures Strategy Fund	1.80%	6.06%	1,000.00	1,060.60	9.20
Multi-Hedge Strategies Fund	1.72%	3.99%	1,000.00	1,039.90	8.70
Commodities Strategy Fund	1.86%	11.35%	1,000.00	1,113.50	9.75

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	1.76%	5.00%	$ 1,000.00	$ 1,016.07	$ 8.80
Global Managed Futures Strategy Fund	1.80%	5.00%	1,000.00	1,015.87	9.00
Multi-Hedge Strategies Fund	1.72%	5.00%	1,000.00	1,016.27	8.60
Commodities Strategy Fund	1.86%	5.00%	1,000.00	1,015.57	9.30

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which includes dividends on short sales. Excluding these expenses, the operating expense ratio of the Multi-Hedge Strategies Fund would be 1.18%.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2018 to June 30, 2019.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2002

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	1.3%
Chevron Corp.	1.3%
Pfizer, Inc.	1.2%
Merck & Company, Inc.	1.2%
Medtronic plc	1.1%
Kinder Morgan, Inc.	1.1%
Omnicom Group, Inc.	1.1%
Amgen, Inc.	1.1%
Alphabet, Inc. — Class C	1.1%
Verizon Communications, Inc.	1.1%
Top Ten Total	11.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Long Short Equity Fund	1.52%	(4.09%)	1.32%	5.21%
HFRX Equity Hedge Index	5.97%	(4.24%)	0.66%	1.39%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%
Morningstar Long/Short Equity Category Average	7.87%	1.60%	2.12%	5.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar/Long Short Equity Category Average is the equal-weighted simple average daily return for all funds in the Morningstar Long/Short Equity Category.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 98.5%

Consumer, Non-cyclical - 32.7%
Pfizer, Inc.	7,254	$314,243
Merck & Company, Inc.	3,743	313,851
Medtronic plc	3,138	305,610
Amgen, Inc.[1]	1,615	297,612
McKesson Corp.	2,102	282,488
Archer-Daniels-Midland Co.	6,808	277,767
Gilead Sciences, Inc.[1]	4,053	273,821
Kimberly-Clark Corp.[1]	2,020	269,225
Johnson & Johnson[1]	1,885	262,543
PepsiCo, Inc.[1]	1,854	243,115
Zimmer Biomet Holdings, Inc.[1]	1,882	221,587
Ingredion, Inc.[1]	2,640	217,774
Becton Dickinson and Co.	859	216,477
Baxter International, Inc.[1]	2,475	202,702
CVS Health Corp.[1]	3,646	198,671
Molson Coors Brewing Co. — Class B1	3,438	192,528
Tyson Foods, Inc. — Class A	2,362	190,708
Allergan plc[1]	1,117	187,019
Hologic, Inc.*,1	3,767	180,891
Philip Morris International, Inc.[1]	2,266	177,949
Procter & Gamble Co.[1]	1,599	175,330
Colgate-Palmolive Co.[1]	2,303	165,056
Pilgrim’s Pride Corp.*,1	6,418	162,953
AmerisourceBergen Corp. — Class A	1,796	153,127
Abbott Laboratories	1,792	150,707
Hill-Rom Holdings, Inc.	1,417	148,246
Sysco Corp.[1]	2,077	146,885
Cardinal Health, Inc.[1]	3,095	145,774
Darling Ingredients, Inc.*	7,180	142,810
Biogen, Inc.*,1	575	134,475
Bio-Rad Laboratories, Inc. — Class A*	427	133,476
Cal-Maine Foods, Inc.	3,191	133,129
Clorox Co.	829	126,928
Kroger Co.[1]	5,553	120,556
AMERCO	318	120,379
Post Holdings, Inc.*	1,065	110,728
General Mills, Inc.	2,106	110,607
Herbalife Nutrition Ltd.*	2,565	109,679
Jazz Pharmaceuticals plc*	716	102,073
ManpowerGroup, Inc.	1,034	99,884
Constellation Brands, Inc. — Class A1	503	99,061
Integer Holdings Corp.*	1,168	98,019
Vector Group Ltd.	10,016	97,656
Alexion Pharmaceuticals, Inc.*	737	96,532
Flowers Foods, Inc.	4,011	93,336
Innoviva, Inc.*	5,767	83,968
Kraft Heinz Co.[1]	2,641	81,977
JM Smucker Co.	697	80,287
Humana, Inc.	262	69,509
TrueBlue, Inc.*	2,967	65,452
US Foods Holding Corp.*	1,821	65,119
Thermo Fisher Scientific, Inc.	216	63,435
Central Garden & Pet Co. — Class A*	2,490	61,354
Laboratory Corporation of America Holdings*	343	59,305
Mylan N.V.*	3,105	59,119
Mondelez International, Inc. — Class A	1,088	58,643
B&G Foods, Inc.[2]	2,718	56,534
UnitedHealth Group, Inc.	231	56,366
Total Consumer, Non-cyclical		8,865,055

Industrial - 14.0%
FedEx Corp.[1]	1,750	287,332
United Parcel Service, Inc. — Class B1	2,013	207,882
CSX Corp.[1]	2,597	200,930
Norfolk Southern Corp.[1]	888	177,005
Parker-Hannifin Corp.	991	168,480
Cummins, Inc.	958	164,144
Textron, Inc.[1]	2,874	152,437
Caterpillar, Inc.[1]	1,113	151,691
J.B. Hunt Transport Services, Inc.[1]	1,655	151,284
Landstar System, Inc.	1,345	145,247
Knight-Swift Transportation Holdings, Inc.[2]	4,365	143,347
Schneider National, Inc. — Class B	7,670	139,901
Huntington Ingalls Industries, Inc.[1]	514	115,516
Kennametal, Inc.	3,093	114,410
Forward Air Corp.	1,851	109,487
Werner Enterprises, Inc.	3,514	109,215
Oshkosh Corp.	1,293	107,952
Saia, Inc.*	1,654	106,964
Kansas City Southern[1]	878	106,958
Heartland Express, Inc.	5,619	101,535
Avnet, Inc.	2,241	101,450
Agilent Technologies, Inc.	1,328	99,162
Waters Corp.*,1	460	99,010
Old Dominion Freight Line, Inc.	592	88,362
Masco Corp.	2,190	85,935
Echo Global Logistics, Inc.*	3,932	82,061
Union Pacific Corp.[1]	464	78,467
Marten Transport Ltd.	4,162	75,540
Snap-on, Inc.[1]	409	67,747
Vishay Intertechnology, Inc.	3,672	60,662
Total Industrial		3,800,113

Communications - 12.1%
Omnicom Group, Inc.[1]	3,643	298,544
Alphabet, Inc. — Class C*	273	295,089
Verizon Communications, Inc.	5,127	292,906
AT&T, Inc.[1]	7,034	235,709
Discovery, Inc. — Class A*,1	7,296	223,987
AMC Networks, Inc. — Class A*	3,169	172,679
Shenandoah Telecommunications Co.	4,318	166,329
Comcast Corp. — Class A1	3,846	162,609
Facebook, Inc. — Class A*,1	804	155,172
Cogent Communications Holdings, Inc.	2,534	150,418
MSG Networks, Inc. — Class A*	5,995	124,336
TEGNA, Inc.	7,849	118,912
John Wiley & Sons, Inc. — Class A	2,507	114,971
Meredith Corp.	2,068	113,864
ATN International, Inc.	1,903	109,860

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
LONG SHORT EQUITY FUND

	Shares	Value

Scholastic Corp.	3,000	$99,720
News Corp. — Class A	6,179	83,355
Amazon.com, Inc.*	40	75,745
Walt Disney Co.[1]	425	59,347
Vonage Holdings Corp.*	5,189	58,792
Cisco Systems, Inc.[1]	1,016	55,606
InterDigital, Inc.	848	54,611
New Media Investment Group, Inc.	5,745	54,233
Total Communications		3,276,794

Energy - 11.2%
Exxon Mobil Corp.	4,762	364,912
Chevron Corp.	2,808	349,428
Kinder Morgan, Inc.	14,493	302,614
ONEOK, Inc.[1]	4,063	279,575
Williams Companies, Inc.[1]	9,965	279,419
Phillips 66[1]	2,345	219,351
Valero Energy Corp.[1]	2,413	206,577
HollyFrontier Corp.[1]	4,415	204,326
Delek US Holdings, Inc.	4,535	183,758
Marathon Petroleum Corp.	2,891	161,549
Cheniere Energy, Inc.*	1,601	109,588
CVR Energy, Inc.	2,036	101,780
Targa Resources Corp.	2,490	97,757
Renewable Energy Group, Inc.*	5,068	80,379
Unit Corp.*	8,059	71,645
PBF Energy, Inc. — Class A	1,068	33,428
Total Energy		3,046,086

Financial - 8.7%
Equity Commonwealth REIT[1]	8,912	289,818
Apartment Investment & Management Co. — Class A REIT	5,773	289,343
Medical Properties Trust, Inc. REIT[1]	13,974	243,707
HCP, Inc. REIT[1]	7,035	224,979
JPMorgan Chase & Co.[1]	1,193	133,377
Berkshire Hathaway, Inc. — Class B*	468	99,763
Hartford Financial Services Group, Inc.[1]	1,773	98,792
Hospitality Properties Trust REIT	3,726	93,150
Deluxe Corp.	2,135	86,809
Summit Hotel Properties, Inc. REIT	6,776	77,721
Host Hotels & Resorts, Inc. REIT[1]	3,501	63,788
Bank of America Corp.	2,138	62,002
Visa, Inc. — Class A1	348	60,395
Northern Trust Corp.[1]	670	60,300
Franklin Resources, Inc.	1,726	60,065
Western Union Co.	3,009	59,849
MetLife, Inc.	1,198	59,505
Mastercard, Inc. — Class A	224	59,255
Wells Fargo & Co.	1,252	59,245
Assured Guaranty Ltd.	1,402	58,996
Prudential Financial, Inc.[1]	573	57,873
Urban Edge Properties REIT	3,242	56,184
Total Financial		2,354,916

Consumer, Cyclical - 8.0%
Delta Air Lines, Inc.	4,284	243,117
Southwest Airlines Co.[1]	3,818	193,878
JetBlue Airways Corp.*,1	10,464	193,479
Allison Transmission Holdings, Inc.[1]	4,055	187,949
United Continental Holdings, Inc.*,1	2,013	176,238
PACCAR, Inc.[1]	1,879	134,649
World Fuel Services Corp.	3,690	132,692
Alaska Air Group, Inc.	2,024	129,354
Casey’s General Stores, Inc.	767	119,644
Cinemark Holdings, Inc.	2,665	96,206
Lear Corp.[1]	578	80,498
UniFirst Corp.	423	79,765
SkyWest, Inc.	1,228	74,503
Lions Gate Entertainment Corp. — Class A	5,863	71,822
Walgreens Boots Alliance, Inc.	1,271	69,486
Home Depot, Inc.[1]	298	61,975
Walmart, Inc.	560	61,875
Nu Skin Enterprises, Inc. — Class A	1,224	60,368
Total Consumer, Cyclical		2,167,498

Utilities - 7.6%
Pinnacle West Capital Corp.[1]	2,700	254,043
Portland General Electric Co.	4,632	250,915
Ameren Corp.[1]	3,186	239,301
National Fuel Gas Co.[1]	4,415	232,891
PPL Corp.[1]	7,422	230,156
FirstEnergy Corp.[1]	4,923	210,754
Exelon Corp.[1]	3,749	179,727
AES Corp.[1]	8,534	143,030
OGE Energy Corp.	3,116	132,617
Southern Co.	1,482	81,925
Entergy Corp.	581	59,802
NRG Energy, Inc.	1,585	55,665
Total Utilities		2,070,826

Technology - 3.7%
Microsoft Corp.	1,503	201,342
Apple, Inc.	908	179,712
Skyworks Solutions, Inc.[1]	2,092	161,649
Activision Blizzard, Inc.	2,188	103,274
Intel Corp.[1]	1,963	93,968
Oracle Corp.[1]	1,414	80,555
HP, Inc.	3,084	64,116
Diodes, Inc.*	1,705	62,011
Hewlett Packard Enterprise Co.	3,860	57,707
Total Technology		1,004,334

Basic Materials - 0.5%
Westlake Chemical Corp.[1]	1,054	73,211
Domtar Corp.	1,543	68,710
Total Basic Materials		141,921

Total Common Stocks
(Cost $25,545,487)		26,727,543

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
LONG SHORT EQUITY FUND

	Shares	Value

MONEY MARKET FUND† - 3.3%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio — Institutional Class 2.22%[3]	891,646	$891,646
Total Money Market Fund
(Cost $891,646)		891,646

SECURITIES LENDING COLLATERAL†,4 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[3]	140,957	140,957
Total Securities Lending Collateral
(Cost $140,957)		140,957

Total Investments - 102.3%
(Cost $26,578,090)		$27,760,146
Other Assets & Liabilities, net - (2.3)%		(620,100)
Total Net Assets - 100.0%		$27,140,046

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swaps††
Goldman Sachs International	Long Short Equity Portfolio Long Custom Basket Swap[5]	2.83%	At Maturity	05/06/24	$5,995,211	$145,396
Morgan Stanley Capital Services LLC	Long Short Equity Portfolio Long Custom Basket Swap[6]	2.78%	At Maturity	03/27/24	5,829,065	81,442
					$11,824,276	$226,838
OTC Custom Basket Swaps Sold Short††
Morgan Stanley Capital Services LLC	Long Short Equity Portfolio Short Custom Basket Swap[7]	(2.08%)	At Maturity	03/27/24	$12,350,940	$(455,329)
Goldman Sachs International	Long Short Equity Portfolio Short Custom Basket Swap[8]	(2.18%)	At Maturity	05/06/24	12,049,323	(145,884)
					$24,400,263	$(601,213)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

CUSTOM BASKET OF LONG SECURITIES[6]
McKesson Corp.	456	1.06%	$8,519
Omnicom Group, Inc.	791	1.12%	7,191
Tyson Foods, Inc. — Class A	513	0.71%	6,537
Delta Air Lines, Inc.	930	0.91%	6,306
Allergan plc	242	0.70%	5,711
Microsoft Corp.	326	0.75%	5,604
World Fuel Services Corp.	801	0.49%	5,479
JetBlue Airways Corp.*	2,273	0.72%	5,342
Pilgrim’s Pride Corp.*	1,394	0.61%	5,214
Casey’s General Stores, Inc.	166	0.44%	4,879
Medtronic plc	681	1.14%	4,856
Facebook, Inc. — Class A*	174	0.58%	4,721
Discovery, Inc. — Class A*	1,585	0.83%	4,495
Kimberly-Clark Corp.	439	1.00%	4,359
United Continental Holdings, Inc.*	437	0.66%	3,942
Alaska Air Group, Inc.	439	0.48%	3,916
ManpowerGroup, Inc.	224	0.37%	3,743
PepsiCo, Inc.	402	0.90%	3,714
CVR Energy, Inc.	442	0.38%	3,532
UniFirst Corp.	92	0.30%	3,464
Gilead Sciences, Inc.	880	1.02%	3,432
Delek US Holdings, Inc.	985	0.68%	3,428
Cummins, Inc.	208	0.61%	3,284
Norfolk Southern Corp.	192	0.66%	3,247
AT&T, Inc.	1,527	0.88%	3,222
JPMorgan Chase & Co.	259	0.50%	3,165
Constellation Brands, Inc. — Class A	109	0.37%	2,923
Oshkosh Corp.	281	0.40%	2,903
Kinder Morgan, Inc.	3,148	1.13%	2,833
Walt Disney Co.	92	0.22%	2,701
Hologic, Inc.*	818	0.67%	2,591
Integer Holdings Corp.*	253	0.36%	2,556
Hill-Rom Holdings, Inc.	307	0.55%	2,529

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Hartford Financial Services Group, Inc.	385	0.37%	$2,503
Huntington Ingalls Industries, Inc.	111	0.43%	2,416
Procter & Gamble Co.	347	0.65%	2,342
Colgate-Palmolive Co.	500	0.61%	2,330
Sysco Corp.	451	0.55%	2,291
CSX Corp.	564	0.75%	2,239
Apple, Inc.	227	0.77%	2,145
Caterpillar, Inc.	241	0.56%	2,118
Portland General Electric Co.	1,006	0.93%	2,092
Abbott Laboratories	389	0.56%	2,089
Pfizer, Inc.	1,576	1.17%	2,049
Textron, Inc.	624	0.57%	2,034
Agilent Technologies, Inc.	288	0.37%	1,971
TEGNA, Inc.	1,705	0.44%	1,944
SkyWest, Inc.	266	0.28%	1,886
MetLife, Inc.	260	0.22%	1,864
Flowers Foods, Inc.	871	0.35%	1,812
AmerisourceBergen Corp. — Class A	390	0.57%	1,715
Comcast Corp. — Class A	835	0.61%	1,713
Walmart, Inc.	121	0.23%	1,607
News Corp. — Class A	1,342	0.31%	1,584
PACCAR, Inc.	408	0.50%	1,567
Mastercard, Inc. — Class A	48	0.22%	1,536
Baxter International, Inc.	537	0.75%	1,509
Visa, Inc. — Class A	75	0.22%	1,450
Knight-Swift Transportation Holdings, Inc.	948	0.53%	1,384
ONEOK, Inc.	882	1.04%	1,366
Skyworks Solutions, Inc.	454	0.60%	1,358
Kansas City Southern	190	0.40%	1,341
Saia, Inc.*	359	0.40%	1,325
Avnet, Inc.	486	0.38%	1,302
Oracle Corp.	307	0.30%	1,277
Merck & Company, Inc.	813	1.17%	1,268
HP, Inc.	669	0.24%	1,244
Home Depot, Inc.	64	0.23%	1,198
Becton Dickinson and Co.	186	0.80%	1,192
Prudential Financial, Inc.	124	0.21%	1,174
Thermo Fisher Scientific, Inc.	47	0.24%	1,167
FirstEnergy Corp.	1,069	0.79%	1,165
Parker-Hannifin Corp.	215	0.63%	1,141
Berkshire Hathaway, Inc. — Class B*	101	0.37%	1,125
John Wiley & Sons, Inc. — Class A	544	0.43%	1,093
Innoviva, Inc.*	1,252	0.31%	1,089
Snap-on, Inc.	88	0.25%	1,058
Allison Transmission Holdings, Inc.	881	0.70%	1,048
Landstar System, Inc.	292	0.54%	1,028
Amazon.com, Inc.*	8	0.26%	1,023
Chevron Corp.	610	1.30%	1,007
CVS Health Corp.	850	0.79%	945
Bio-Rad Laboratories, Inc. — Class A*	92	0.49%	936
Diodes, Inc.*	370	0.23%	929
AMERCO	69	0.45%	905
Kennametal, Inc.	672	0.43%	894
Western Union Co.	653	0.22%	862
Clorox Co.	180	0.47%	856
Marathon Petroleum Corp.	628	0.60%	856
Jazz Pharmaceuticals plc*	155	0.38%	817
Lear Corp.	125	0.30%	805
Activision Blizzard, Inc.	475	0.38%	798
ATN International, Inc.	413	0.41%	793
Southwest Airlines Co.	829	0.72%	788
Cheniere Energy, Inc.*	347	0.41%	778
Alexion Pharmaceuticals, Inc.*	160	0.36%	765
Franklin Resources, Inc.	375	0.22%	743
HCP, Inc.	1,528	0.84%	718
Old Dominion Freight Line, Inc.	128	0.33%	710
Marten Transport Ltd.	904	0.28%	651
Entergy Corp.	126	0.22%	645
Central Garden & Pet Co. — Class A*	541	0.23%	633
Union Pacific Corp.	100	0.29%	610
Westlake Chemical Corp.	229	0.27%	605
Masco Corp.	475	0.32%	571
Cogent Communications Holdings, Inc.	550	0.56%	564
General Mills, Inc.	457	0.41%	558
US Foods Holding Corp.*	395	0.24%	529
Ameren Corp.	692	0.89%	498
Biogen, Inc.*	125	0.50%	490
Laboratory Corporation of America Holdings*	74	0.22%	480
Mondelez International, Inc. — Class A	236	0.22%	433
Southern Co.	322	0.31%	419
Cisco Systems, Inc.	220	0.21%	350
Wells Fargo & Co.	272	0.22%	329
Nu Skin Enterprises, Inc. — Class A	265	0.22%	321
Bank of America Corp.	464	0.23%	266
Johnson & Johnson	409	0.98%	244
Humana, Inc.	57	0.26%	137
Northern Trust Corp.	145	0.22%	135
UnitedHealth Group, Inc.	50	0.21%	115

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Summit Hotel Properties, Inc.	1,472	0.29%	$59
JM Smucker Co.	151	0.30%	44
Williams Companies, Inc.	2,164	1.04%	(48)
Echo Global Logistics, Inc.*	854	0.31%	(80)
InterDigital, Inc.	184	0.20%	(125)
Valero Energy Corp.	524	0.77%	(215)
Hewlett Packard Enterprise Co.	838	0.21%	(260)
OGE Energy Corp.	677	0.49%	(290)
Apartment Investment & Management Co. — Class A	1,254	1.08%	(364)
Equity Commonwealth	1,936	1.08%	(368)
Host Hotels & Resorts, Inc.	760	0.24%	(593)
Vonage Holdings Corp.*	1,127	0.22%	(618)
Cardinal Health, Inc.	672	0.54%	(645)
United Parcel Service, Inc. — Class B	437	0.77%	(700)
Amgen, Inc.	350	1.11%	(714)
TrueBlue, Inc.*	644	0.24%	(741)
Deluxe Corp.	463	0.32%	(755)
B&G Foods, Inc.	590	0.21%	(814)
Assured Guaranty Ltd.	304	0.22%	(827)
Urban Edge Properties	704	0.21%	(859)
Kraft Heinz Co.	573	0.31%	(917)
Meredith Corp.	449	0.42%	(986)
Hospitality Properties Trust	809	0.35%	(1,092)
PBF Energy, Inc. — Class A	910	0.49%	(1,183)
Post Holdings, Inc.*	231	0.41%	(1,194)
Targa Resources Corp.	541	0.36%	(1,298)
MSG Networks, Inc. — Class A*	1,302	0.46%	(1,328)
Pinnacle West Capital Corp.	586	0.95%	(1,383)
Heartland Express, Inc.	1,220	0.38%	(1,440)
Vishay Intertechnology, Inc.	797	0.23%	(1,466)
Domtar Corp.	335	0.26%	(1,504)
Forward Air Corp.	402	0.41%	(1,632)
AMC Networks, Inc. — Class A*	688	0.64%	(1,665)
Phillips 66	509	0.82%	(1,899)
Cal-Maine Foods, Inc.	693	0.50%	(1,913)
Werner Enterprises, Inc.	763	0.41%	(1,938)
New Media Investment Group, Inc.	1,248	0.20%	(1,959)
Walgreens Boots Alliance, Inc.	276	0.26%	(2,087)
Exelon Corp.	814	0.67%	(2,108)
PPL Corp.	1,612	0.86%	(2,144)
Darling Ingredients, Inc.*	1,559	0.53%	(2,183)
Intel Corp.	426	0.35%	(2,254)
Vector Group Ltd.	2,175	0.36%	(2,284)
Molson Coors Brewing Co. — Class B	746	0.72%	(2,454)
Archer-Daniels-Midland Co.	1,479	1.04%	(2,500)
NRG Energy, Inc.	344	0.21%	(2,649)
Cinemark Holdings, Inc.	578	0.36%	(2,688)
J.B. Hunt Transport Services, Inc.	359	0.56%	(2,761)
AES Corp.	1,854	0.53%	(2,762)
Waters Corp.*	100	0.37%	(2,982)
Kroger Co.	1,206	0.45%	(3,087)
Medical Properties Trust, Inc.	3,035	0.91%	(3,339)
Unit Corp.*	1,750	0.27%	(3,627)
Zimmer Biomet Holdings, Inc.	409	0.83%	(3,742)
Exxon Mobil Corp.	1,034	1.36%	(3,836)
Scholastic Corp.	651	0.37%	(4,075)
Verizon Communications, Inc.	1,113	1.09%	(4,174)
Philip Morris International, Inc.	492	0.66%	(4,182)
HollyFrontier Corp.	959	0.76%	(4,354)
Lions Gate Entertainment Corp. — Class A	1,273	0.27%	(4,456)
Schneider National, Inc. — Class B	1,666	0.52%	(4,498)
FedEx Corp.	380	1.07%	(4,522)
Alphabet, Inc. — Class C*	59	1.09%	(5,434)
Herbalife Nutrition Ltd.*	557	0.41%	(5,782)
Ingredion, Inc.	573	0.81%	(5,976)
Mylan N.V.*	674	0.22%	(6,208)
Shenandoah Telecommunications Co.	938	0.62%	(7,091)
Renewable Energy Group, Inc.*	1,101	0.30%	(7,762)
National Fuel Gas Co.	959	0.87%	(7,845)
Total Custom Basket of Long Securities			81,442

CUSTOM BASKET OF SHORT SECURITIES[7]
Core Laboratories N.V.	(1,096)	(0.48%)	16,669
Palo Alto Networks, Inc.*	(451)	(0.76%)	16,096
National Oilwell Varco, Inc.	(3,464)	(0.63%)	14,133
Agree Realty Corp.	(2,309)	(1.21%)	13,669
New York Community Bancorp, Inc.	(6,974)	(0.57%)	11,716
Realty Income Corp.	(2,152)	(1.20%)	9,641
Nutanix, Inc. — Class A*	(727)	(0.15%)	8,465
NewMarket Corp.	(258)	(0.84%)	7,990
Brandywine Realty Trust	(5,716)	(0.66%)	7,717

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Empire State Realty Trust, Inc. — Class A	(6,834)	(0.82%)	$6,629
Concho Resources, Inc.	(747)	(0.62%)	6,525
Texas Roadhouse, Inc. — Class A	(729)	(0.32%)	5,533
New Residential Investment Corp.	(3,313)	(0.41%)	5,036
FireEye, Inc.*	(2,824)	(0.34%)	4,773
BOK Financial Corp.	(1,099)	(0.67%)	4,627
Hudson Pacific Properties, Inc.	(4,695)	(1.26%)	4,460
Signature Bank	(515)	(0.50%)	3,631
Alarm.com Holdings, Inc.*	(454)	(0.20%)	3,446
Paychex, Inc.	(632)	(0.42%)	3,225
Kaiser Aluminum Corp.	(563)	(0.44%)	3,164
STORE Capital Corp.	(3,594)	(0.97%)	2,745
Douglas Emmett, Inc.	(2,835)	(0.91%)	2,693
Rollins, Inc.	(1,617)	(0.47%)	2,664
Autodesk, Inc.*	(239)	(0.32%)	2,618
salesforce.com, Inc.*	(761)	(0.93%)	2,580
DocuSign, Inc.*	(512)	(0.21%)	2,474
SPS Commerce, Inc.*	(487)	(0.40%)	2,226
First Republic Bank	(544)	(0.43%)	1,523
American Campus Communities, Inc.	(1,154)	(0.43%)	1,477
Healthcare Realty Trust, Inc.	(1,337)	(0.34%)	1,457
RealPage, Inc.*	(677)	(0.32%)	1,320
Alexandria Real Estate Equities, Inc.	(673)	(0.77%)	1,267
Columbia Financial, Inc.*	(2,700)	(0.33%)	1,161
MFA Financial, Inc.	(8,241)	(0.48%)	1,154
WesBanco, Inc.	(1,215)	(0.38%)	1,118
Fortive Corp.	(1,303)	(0.86%)	1,068
Diamondback Energy, Inc.	(662)	(0.58%)	1,016
CoreSite Realty Corp.	(354)	(0.33%)	990
MongoDB, Inc.*	(172)	(0.21%)	945
UDR, Inc.	(1,621)	(0.59%)	697
Tyler Technologies, Inc.*	(256)	(0.45%)	534
Digital Realty Trust, Inc.	(397)	(0.38%)	389
PTC, Inc.*	(1,175)	(0.85%)	329
ServiceNow, Inc.*	(98)	(0.22%)	315
WP Carey, Inc.	(864)	(0.57%)	254
WR Grace & Co.	(2,446)	(1.51%)	245
Twilio, Inc. — Class A*	(201)	(0.22%)	139
CVB Financial Corp.	(4,003)	(0.68%)	120
MercadoLibre, Inc.*	(44)	(0.22%)	77
Livent Corp.*	(1)	0.00%	3
HubSpot, Inc.*	(160)	(0.22%)	(4)
Associated Banc-Corp.	(2,798)	(0.48%)	(56)
Elastic N.V.*	(363)	(0.22%)	(65)
Workday, Inc. — Class A*	(133)	(0.22%)	(74)
VeriSign, Inc.*	(131)	(0.22%)	(150)
Trade Desk, Inc. — Class A*	(120)	(0.22%)	(159)
Monolithic Power Systems, Inc.	(563)	(0.62%)	(208)
Blackline, Inc.*	(513)	(0.22%)	(309)
NIKE, Inc. — Class B	(493)	(0.34%)	(433)
Paylocity Holding Corp.*	(292)	(0.22%)	(557)
Anaplan, Inc.*	(544)	(0.22%)	(568)
Okta, Inc.*	(224)	(0.22%)	(580)
Q2 Holdings, Inc.*	(364)	(0.23%)	(593)
Dominion Energy, Inc.	(3,214)	(2.01%)	(610)
RingCentral, Inc. — Class A*	(244)	(0.23%)	(634)
Zendesk, Inc.*	(309)	(0.22%)	(672)
BankUnited, Inc.	(1,778)	(0.49%)	(703)
Everbridge, Inc.*	(305)	(0.22%)	(724)
PayPal Holdings, Inc.*	(648)	(0.60%)	(879)
Veeva Systems, Inc. — Class A*	(174)	(0.23%)	(930)
Aspen Technology, Inc.*	(225)	(0.23%)	(940)
Paycom Software, Inc.*	(125)	(0.23%)	(988)
Proofpoint, Inc.*	(569)	(0.55%)	(996)
Zscaler, Inc.*	(368)	(0.23%)	(1,099)
Atlassian Corporation plc — Class A*	(216)	(0.23%)	(1,154)
Alteryx, Inc. — Class A*	(261)	(0.23%)	(1,209)
Blackstone Mortgage Trust, Inc. — Class A	(2,091)	(0.60%)	(1,234)
Avalara, Inc.*	(392)	(0.23%)	(1,240)
Allegheny Technologies, Inc.*	(4,528)	(0.92%)	(1,295)
Chegg, Inc.*	(735)	(0.23%)	(1,314)
Atmos Energy Corp.	(529)	(0.45%)	(1,386)
CNO Financial Group, Inc.	(3,558)	(0.48%)	(1,388)
Marriott Vacations Worldwide Corp.	(458)	(0.36%)	(1,392)
Coupa Software, Inc.*	(226)	(0.23%)	(1,399)
Southern Copper Corp.	(2,749)	(0.86%)	(1,505)
Redwood Trust, Inc.	(3,385)	(0.45%)	(1,557)
Old National Bancorp	(5,815)	(0.78%)	(1,570)
People’s United Financial, Inc.	(3,745)	(0.51%)	(1,573)
Universal Display Corp.	(153)	(0.23%)	(1,640)
McDonald’s Corp.	(205)	(0.34%)	(1,732)
Welltower, Inc.	(1,214)	(0.80%)	(1,757)
Glacier Bancorp, Inc.	(1,658)	(0.54%)	(1,790)
American Tower Corp. — Class A	(437)	(0.72%)	(1,812)
Compass Minerals International, Inc.	(1,206)	(0.54%)	(2,075)
Avery Dennison Corp.	(493)	(0.46%)	(2,258)
Camden Property Trust	(812)	(0.69%)	(2,276)
Appfolio, Inc. — Class A*	(556)	(0.46%)	(2,312)
Adobe, Inc.*	(234)	(0.56%)	(2,394)

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Extra Space Storage, Inc.	(541)	(0.46%)	$(2,394)
PPG Industries, Inc.	(379)	(0.36%)	(2,513)
CoStar Group, Inc.*	(129)	(0.58%)	(2,615)
Fair Isaac Corp.*	(141)	(0.36%)	(2,625)
CubeSmart	(2,010)	(0.54%)	(2,685)
RPM International, Inc.	(738)	(0.37%)	(2,900)
Dunkin’ Brands Group, Inc.	(549)	(0.35%)	(3,157)
Cintas Corp.	(309)	(0.59%)	(3,377)
Sherwin-Williams Co.	(122)	(0.45%)	(3,803)
Reliance Steel & Aluminum Co.	(533)	(0.41%)	(3,822)
American Water Works Company, Inc.	(428)	(0.40%)	(4,047)
NextEra Energy, Inc.	(386)	(0.64%)	(4,125)
Microchip Technology, Inc.	(929)	(0.65%)	(4,185)
First Industrial Realty Trust, Inc.	(2,672)	(0.79%)	(4,248)
Sensient Technologies Corp.	(721)	(0.43%)	(4,550)
Schlumberger Ltd.	(3,892)	(1.25%)	(4,619)
Advanced Micro Devices, Inc.*	(1,531)	(0.38%)	(4,850)
First Financial Bankshares, Inc.	(1,997)	(0.50%)	(4,921)
Capitol Federal Financial, Inc.	(10,715)	(1.19%)	(4,929)
EastGroup Properties, Inc.	(1,185)	(1.11%)	(4,970)
Crown Castle International Corp.	(1,249)	(1.32%)	(5,058)
South Jersey Industries, Inc.	(3,477)	(0.95%)	(5,312)
Liberty Property Trust	(3,700)	(1.50%)	(5,365)
American Homes 4 Rent — Class A	(3,342)	(0.66%)	(5,637)
Intercontinental Exchange, Inc.	(497)	(0.35%)	(6,004)
Arthur J Gallagher & Co.	(654)	(0.46%)	(6,128)
CyrusOne, Inc.	(1,081)	(0.51%)	(6,129)
Commercial Metals Co.	(6,041)	(0.87%)	(6,343)
KAR Auction Services, Inc.	(1,558)	(0.32%)	(6,453)
Pool Corp.	(221)	(0.34%)	(6,665)
Vulcan Materials Co.	(314)	(0.35%)	(6,974)
Guidewire Software, Inc.*	(1,056)	(0.87%)	(7,029)
IAA, Inc.*	(1,558)	(0.49%)	(7,033)
Equity LifeStyle Properties, Inc.	(950)	(0.93%)	(7,097)
Americold Realty Trust	(3,517)	(0.92%)	(7,175)
Linde plc	(246)	(0.40%)	(7,348)
Pacific Premier Bancorp, Inc.	(1,795)	(0.45%)	(7,581)
International Flavors & Fragrances, Inc.	(825)	(0.97%)	(7,658)
Costco Wholesale Corp.	(310)	(0.66%)	(7,704)
			Value and Unrealized Appreciation (Depreciation)

Invitation Homes, Inc.	(3,318)	(0.72%)	(8,560)
Balchem Corp.	(1,100)	(0.89%)	(8,888)
Wyndham Hotels & Resorts, Inc.	(1,419)	(0.64%)	(9,025)
Martin Marietta Materials, Inc.	(271)	(0.50%)	(9,125)
Wingstop, Inc.	(898)	(0.69%)	(9,578)
Washington Federal, Inc.	(1,674)	(0.47%)	(9,689)
MarketAxess Holdings, Inc.	(139)	(0.36%)	(10,611)
Equinix, Inc.	(214)	(0.87%)	(12,029)
Pegasystems, Inc.	(1,782)	(1.03%)	(12,367)
Ball Corp.	(1,097)	(0.62%)	(12,945)
IHS Markit Ltd.*	(2,771)	(1.43%)	(13,278)
TransDigm Group, Inc.*	(395)	(1.55%)	(13,574)
Bright Horizons Family Solutions, Inc.*	(536)	(0.65%)	(14,327)
Woodward, Inc.	(760)	(0.70%)	(15,033)
SBA Communications Corp.*	(851)	(1.55%)	(15,858)
Everest Re Group Ltd.	(495)	(0.99%)	(16,102)
Materion Corp.	(1,481)	(0.81%)	(16,197)
Sun Communities, Inc.	(1,657)	(1.72%)	(16,587)
TransUnion	(2,314)	(1.38%)	(16,997)
Valley National Bancorp	(15,937)	(1.39%)	(17,849)
Air Products & Chemicals, Inc.	(472)	(0.87%)	(18,276)
RLI Corp.	(1,450)	(1.01%)	(21,388)
Scotts Miracle-Gro Co. — Class A	(1,055)	(0.84%)	(22,123)
Terreno Realty Corp.	(3,306)	(1.31%)	(22,946)
Rexford Industrial Realty, Inc.	(5,426)	(1.77%)	(25,285)
AptarGroup, Inc.	(1,446)	(1.46%)	(27,214)
Total Custom Basket of Short Securities			(455,329)

CUSTOM BASKET OF LONG SECURITIES[5]
Allergan plc	243	0.69%	10,833
Medicines Co.*	2,460	1.50%	6,609
RMR Group, Inc. — Class A	1,975	1.55%	5,528
HollyFrontier Corp.	959	0.74%	5,524
Marathon Petroleum Corp.	628	0.59%	5,093
Valero Energy Corp.	524	0.75%	4,847
Delek US Holdings, Inc.	985	0.67%	4,846
PBF Energy, Inc. — Class A	911	0.48%	4,646
Phillips 66	510	0.80%	4,503
Amgen, Inc.	351	1.08%	3,391
Becton Dickinson and Co.	187	0.79%	2,803
Discovery, Inc. — Class A*	1,585	0.81%	2,742
Textron, Inc.	624	0.55%	2,733
ONEOK, Inc.	883	1.01%	2,728
Facebook, Inc. — Class A*	175	0.56%	2,608
Kennametal, Inc.	672	0.41%	2,547

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

UniFirst Corp.	92	0.29%	$2,385
CVR Energy, Inc.	443	0.37%	2,361
Baxter International, Inc.	538	0.73%	2,287
News Corp. — Class A	1,343	0.30%	2,270
World Fuel Services Corp.	802	0.48%	2,238
Alexion Pharmaceuticals, Inc.*	160	0.35%	2,214
Jazz Pharmaceuticals plc*	156	0.37%	2,186
Caterpillar, Inc.	242	0.55%	2,180
Omnicom Group, Inc.	791	1.08%	2,167
AT&T, Inc.	1,528	0.85%	2,139
Allison Transmission Holdings, Inc.	881	0.68%	2,114
United Continental Holdings, Inc.*	438	0.64%	2,094
Renewable Energy Group, Inc.*	1,101	0.29%	2,059
Chevron Corp.	610	1.27%	1,995
Exxon Mobil Corp.	1,035	1.32%	1,853
Landstar System, Inc.	292	0.53%	1,851
Meredith Corp.	449	0.41%	1,818
Saia, Inc.*	359	0.39%	1,809
FedEx Corp.	380	1.04%	1,805
Delta Air Lines, Inc.	931	0.88%	1,741
Huntington Ingalls Industries, Inc.	112	0.42%	1,733
Knight-Swift Transportation Holdings, Inc.	948	0.52%	1,687
Cardinal Health, Inc.	673	0.53%	1,656
Casey’s General Stores, Inc.	167	0.43%	1,603
Integer Holdings Corp.*	254	0.36%	1,590
Westlake Chemical Corp.	229	0.27%	1,585
Bio-Rad Laboratories, Inc. — Class A*	93	0.48%	1,530
Skyworks Solutions, Inc.	455	0.59%	1,502
Oshkosh Corp.	281	0.39%	1,489
Cummins, Inc.	208	0.59%	1,483
United Parcel Service, Inc. — Class B	437	0.75%	1,425
Alaska Air Group, Inc.	440	0.47%	1,386
Agilent Technologies, Inc.	289	0.36%	1,324
Ingredion, Inc.	574	0.79%	1,297
Gilead Sciences, Inc.	881	0.99%	1,286
J.B. Hunt Transport Services, Inc.	360	0.55%	1,260
Humana, Inc.	57	0.25%	1,259
Werner Enterprises, Inc.	763	0.40%	1,221
Abbott Laboratories	389	0.55%	1,159
Unit Corp.*	1,751	0.26%	1,156
Old Dominion Freight Line, Inc.	129	0.32%	1,099
Mylan N.V.*	675	0.21%	1,033
Pfizer, Inc.	1,576	1.14%	1,024
Molson Coors Brewing Co. — Class B	747	0.70%	1,023
Archer-Daniels-Midland Co.	1,479	1.01%	932
Oracle Corp.	307	0.29%	930
Diodes, Inc.*	371	0.23%	916
ManpowerGroup, Inc.	225	0.36%	916
Williams Companies, Inc.	2,165	1.01%	888
Comcast Corp. — Class A	836	0.59%	886
McKesson Corp.	457	1.02%	818
Innoviva, Inc.*	1,253	0.30%	802
Cheniere Energy, Inc.*	348	0.40%	800
PACCAR, Inc.	408	0.49%	763
Waters Corp.*	100	0.36%	735
Merck & Company, Inc.	813	1.14%	707
Apple, Inc.	227	0.75%	706
AES Corp.	1,854	0.52%	705
Darling Ingredients, Inc.*	1,560	0.52%	702
HCP, Inc.	1,529	0.82%	688
Berkshire Hathaway, Inc. — Class B*	102	0.36%	667
Home Depot, Inc.	65	0.23%	647
PPL Corp.	1,613	0.83%	645
Parker-Hannifin Corp.	215	0.61%	630
HP, Inc.	670	0.23%	623
Masco Corp.	476	0.31%	619
Microsoft Corp.	327	0.73%	608
Biogen, Inc.*	125	0.49%	599
Hewlett Packard Enterprise Co.	839	0.21%	579
Franklin Resources, Inc.	375	0.22%	536
Vishay Intertechnology, Inc.	798	0.22%	535
Kansas City Southern	191	0.39%	502
Walgreens Boots Alliance, Inc.	276	0.25%	494
Domtar Corp.	335	0.25%	479
Laboratory Corporation of America Holdings*	75	0.22%	472
Schneider National, Inc. — Class B	1,666	0.51%	466
Kraft Heinz Co.	574	0.30%	459
CVS Health Corp.	851	0.77%	443
Shenandoah Telecommunications Co.	938	0.60%	441
Intel Corp.	426	0.34%	435
Entergy Corp.	126	0.22%	432
Targa Resources Corp.	541	0.35%	422
Walt Disney Co.	92	0.21%	420
TrueBlue, Inc.*	645	0.24%	406
Thermo Fisher Scientific, Inc.	47	0.23%	406

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Hartford Financial Services Group, Inc.	385	0.36%	$397
Echo Global Logistics, Inc.*	854	0.30%	393
TEGNA, Inc.	1,705	0.43%	392
Cal-Maine Foods, Inc.	693	0.48%	381
Bank of America Corp.	465	0.22%	353
Avnet, Inc.	487	0.37%	341
Verizon Communications, Inc.	1,114	1.06%	334
Lear Corp.	126	0.29%	333
Northern Trust Corp.	146	0.22%	324
Hospitality Properties Trust	810	0.34%	316
Kinder Morgan, Inc.	3,149	1.10%	315
Walmart, Inc.	122	0.22%	311
John Wiley & Sons, Inc. — Class A	545	0.42%	311
SkyWest, Inc.	267	0.27%	304
MetLife, Inc.	260	0.22%	291
JPMorgan Chase & Co.	259	0.48%	290
Wells Fargo & Co.	272	0.21%	288
Snap-on, Inc.	89	0.25%	280
Hill-Rom Holdings, Inc.	308	0.54%	277
Amazon.com, Inc.*	9	0.28%	269
Forward Air Corp.	402	0.40%	253
Activision Blizzard, Inc.	475	0.37%	238
Flowers Foods, Inc.	871	0.34%	235
Southern Co.	322	0.30%	235
Marten Transport Ltd.	904	0.27%	235
Constellation Brands, Inc. — Class A	109	0.36%	216
Hologic, Inc.*	819	0.66%	213
AmerisourceBergen Corp. — Class A	390	0.55%	211
NRG Energy, Inc.	344	0.20%	196
Philip Morris International, Inc.	492	0.64%	192
Southwest Airlines Co.	830	0.70%	166
Prudential Financial, Inc.	125	0.21%	158
Scholastic Corp.	652	0.36%	137
Alphabet, Inc. — Class C*	59	1.06%	129
Ameren Corp.	692	0.87%	125
MSG Networks, Inc. — Class A*	1,302	0.45%	117
Procter & Gamble Co.	347	0.63%	94
Norfolk Southern Corp.	193	0.64%	69
General Mills, Inc.	458	0.40%	69
FirstEnergy Corp.	1,070	0.76%	64
Portland General Electric Co.	1,006	0.91%	50
Assured Guaranty Ltd.	305	0.21%	46
Western Union Co.	654	0.22%	–
Mondelez International, Inc. — Class A	237	0.21%	(21)
			Value and Unrealized Depreciation

AMC Networks, Inc. — Class A*	688	0.63%	(69)
UnitedHealth Group, Inc.	50	0.20%	(93)
Medtronic plc	682	1.11%	(116)
Deluxe Corp.	464	0.31%	(153)
InterDigital, Inc.	184	0.20%	(155)
National Fuel Gas Co.	959	0.84%	(192)
Union Pacific Corp.	101	0.28%	(192)
Johnson & Johnson	410	0.95%	(205)
OGE Energy Corp.	677	0.48%	(230)
Urban Edge Properties	704	0.20%	(239)
Host Hotels & Resorts, Inc.	761	0.23%	(274)
New Media Investment Group, Inc.	1,248	0.20%	(275)
Central Garden & Pet Co. — Class A*	541	0.22%	(292)
Nu Skin Enterprises, Inc. — Class A	266	0.22%	(327)
Post Holdings, Inc.*	232	0.40%	(387)
Summit Hotel Properties, Inc.	1,472	0.28%	(397)
US Foods Holding Corp.*	396	0.24%	(404)
Vonage Holdings Corp.*	1,127	0.21%	(451)
Cogent Communications Holdings, Inc.	551	0.55%	(496)
Cisco Systems, Inc.	221	0.20%	(526)
Clorox Co.	180	0.46%	(544)
Herbalife Nutrition Ltd.*	557	0.40%	(563)
Kimberly-Clark Corp.	439	0.98%	(584)
CSX Corp.	564	0.73%	(694)
Cinemark Holdings, Inc.	579	0.35%	(747)
Tyson Foods, Inc. — Class A	513	0.69%	(805)
Heartland Express, Inc.	1,221	0.37%	(806)
Colgate-Palmolive Co.	500	0.60%	(830)
PepsiCo, Inc.	403	0.88%	(834)
AMERCO	69	0.44%	(880)
Sysco Corp.	451	0.53%	(920)
Exelon Corp.	815	0.65%	(1,035)
Zimmer Biomet Holdings, Inc.	409	0.80%	(1,121)
JM Smucker Co.	151	0.29%	(1,196)
Apartment Investment & Management Co. — Class A	1,254	1.05%	(1,267)
B&G Foods, Inc.	591	0.21%	(1,282)
Pinnacle West Capital Corp.	587	0.92%	(1,350)
JetBlue Airways Corp.*	2,273	0.70%	(1,364)
Vector Group Ltd.	2,176	0.35%	(1,414)
Lions Gate Entertainment Corp. — Class A	1,274	0.26%	(1,465)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Medical Properties Trust, Inc.	3,036	0.88%	$(1,761)
ATN International, Inc.	413	0.40%	(1,896)
Equity Commonwealth	1,936	1.05%	(2,072)
Pilgrim’s Pride Corp.*	1,394	0.59%	(2,286)
Kroger Co.	1,206	0.44%	(3,558)
Total Custom Basket of Long Securities			145,396

CUSTOM BASKET OF SHORT SECURITIES[8]
Realty Income Corp.	(2,152)	(1.22%)	7,017
Crown Castle International Corp.	(1,250)	(1.34%)	6,939
Alexandria Real Estate Equities, Inc.	(674)	(0.78%)	6,701
Brandywine Realty Trust	(5,717)	(0,67%)	5,889
International Flavors & Fragrances, Inc.	(825)	(0.99%)	5,825
Agree Realty Corp.	(2,310)	(1.23%)	5,521
Hudson Pacific Properties, Inc.	(4,695)	(1.30%)	4,836
STORE Capital Corp.	(3,594)	(0.99%)	4,277
WP Carey, Inc.	(864)	(0.58%)	3,205
Advanced Micro Devices, Inc.*	(1,531)	(0.39%)	3,123
Paychex, Inc.	(632)	(0.43%)	3,008
Empire State Realty Trust, Inc. — Class A	(6,835)	(0.84%)	3,007
Douglas Emmett, Inc.	(2,836)	(0.94%)	2,949
New York Community Bancorp, Inc.	(6,975)	(0.58%)	2,790
Rollins, Inc.	(1,617)	(0.48%)	2,700
SPS Commerce, Inc.*	(488)	(0.41%)	2,420
CyrusOne, Inc.	(1,081)	(0.52%)	2,400
RLI Corp.	(1,450)	(1.03%)	2,364
Compass Minerals International, Inc.	(1,206)	(0.55%)	2,038
American Tower Corp. — Class A	(437)	(0.74%)	1,975
UDR, Inc.	(1,622)	(0.60%)	1,865
MarketAxess Holdings, Inc.	(140)	(0.37%)	1,760
Extra Space Storage, Inc.	(541)	(0.48%)	1,628
Sherwin-Williams Co.	(122)	(0.46%)	1,535
Nutanix, Inc. — Class A*	(728)	(0.16%)	1,376
American Homes 4 Rent — Class A	(3,342)	(0.67%)	1,370
CVB Financial Corp.	(4,004)	(0.70%)	1,361
Healthcare Realty Trust, Inc.	(1,337)	(0.35%)	1,337
CubeSmart	(2,011)	(0.56%)	1,267
BOK Financial Corp.	(1,100)	(0.69%)	1,166
Equity LifeStyle Properties, Inc.	(950)	(0.96%)	1,074
Blackstone Mortgage Trust, Inc. — Class A	(2,091)	(0.62%)	1,066
NewMarket Corp.	(258)	(0.86%)	1,060
Everest Re Group Ltd.	(495)	(1.02%)	926
American Campus Communities, Inc.	(1,154)	(0.44%)	912
Tyler Technologies, Inc.*	(256)	(0.46%)	891
Snap, Inc. — Class A*	(1,814)	(0.22%)	872
Roku, Inc.*	(291)	(0.22%)	810
Camden Property Trust	(812)	(0.70%)	731
Sun Communities, Inc.	(1,657)	(1.76%)	729
Welltower, Inc.	(1,215)	(0.82%)	705
Invitation Homes, Inc.	(3,318)	(0.74%)	697
Woodward, Inc.	(761)	(0.71%)	670
Marriott Vacations Worldwide Corp.	(459)	(0.37%)	652
Digital Realty Trust, Inc.	(398)	(0.39%)	569
Wyndham Hotels & Resorts, Inc.	(1,420)	(0.66%)	554
New Relic, Inc.*	(306)	(0.22%)	486
Texas Roadhouse, Inc. — Class A	(730)	(0.33%)	482
Dunkin’ Brands Group, Inc.	(550)	(0.36%)	435
Alarm.com Holdings, Inc.*	(455)	(0.20%)	155
Capitol Federal Financial, Inc.	(10,715)	(1.22%)	107
First Republic Bank	(544)	(0.44%)	103
Sensient Technologies Corp.	(721)	(0.44%)	101
PayPal Holdings, Inc.*	(649)	(0.62%)	91
PPG Industries, Inc.	(380)	(0.37%)	53
Autodesk, Inc.*	(405)	(0.55%)	12
Old National Bancorp	(5,815)	(0.80%)	—
Linde plc	(246)	(0.41%)	(2)
Equinix, Inc.	(215)	(0.90%)	(11)
Chimera Investment Corp.	(3,018)	(0.47%)	(91)
Arthur J Gallagher & Co.	(654)	(0.48%)	(92)
New Residential Investment Corp.	(3,313)	(0.42%)	(99)
CME Group, Inc. — Class A	(140)	(0.23%)	(121)
CoreSite Realty Corp.	(355)	(0.34%)	(128)
Mastercard, Inc. — Class A	(54)	(0.12%)	(163)
Visa, Inc. — Class A	(81)	(0.12%)	(202)
American Water Works Company, Inc.	(429)	(0.41%)	(266)
Signature Bank	(516)	(0.52%)	(268)
NIKE, Inc. — Class B	(493)	(0.34%)	(340)
Intuit, Inc.	(105)	(0.23%)	(364)
RealPage, Inc.*	(677)	(0.33%)	(372)
AGNC Investment Corp.	(3,253)	(0.45%)	(390)
Etsy, Inc.*	(445)	(0.23%)	(417)
BankUnited, Inc.	(1,779)	(0.50%)	(427)

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Columbia Financial, Inc.*	(2,700)	(0.34%)	$(459)
PROS Holdings, Inc.*	(434)	(0.23%)	(467)
Intuitive Surgical, Inc.*	(53)	(0.23%)	(487)
Align Technology, Inc.*	(101)	(0.23%)	(492)
Intercontinental Exchange, Inc.	(497)	(0.35%)	(497)
Fair Isaac Corp.*	(141)	(0.37%)	(580)
Associated Banc-Corp.	(2,798)	(0.49%)	(588)
Glacier Bancorp, Inc.	(1,658)	(0.56%)	(630)
MFA Financial, Inc.	(8,241)	(0.49%)	(659)
Planet Fitness, Inc. — Class A*	(384)	(0.23%)	(706)
Appfolio, Inc. — Class A*	(287)	(0.24%)	(720)
CoStar Group, Inc.*	(79)	(0.36%)	(733)
Annaly Capital Management, Inc.	(5,853)	(0.44%)	(761)
First Industrial Realty Trust, Inc.	(2,672)	(0.81%)	(802)
ABIOMED, Inc.*	(107)	(0.23%)	(836)
Qualys, Inc.*	(319)	(0.23%)	(843)
RPM International, Inc.	(739)	(0.37%)	(865)
ANSYS, Inc.*	(135)	(0.23%)	(866)
DocuSign, Inc.*	(1,056)	(0.44%)	(906)
McDonald’s Corp.	(206)	(0.36%)	(906)
Pegasystems, Inc.	(1,783)	(1.05%)	(981)
MSCI, Inc. — Class A	(117)	(0.23%)	(1,016)
Two Harbors Investment Corp.	(3,965)	(0.42%)	(1,071)
FireEye, Inc.*	(2,825)	(0.35%)	(1,074)
NextEra Energy, Inc.	(386)	(0.66%)	(1,116)
Pool Corp.	(221)	(0.35%)	(1,143)
Five9, Inc.*	(552)	(0.23%)	(1,196)
salesforce.com, Inc.*	(761)	(0.96%)	(1,202)
Microchip Technology, Inc.	(930)	(0.67%)	(1,265)
SBA Communications Corp.*	(851)	(1.59%)	(1,336)
Palo Alto Networks, Inc.*	(451)	(0.76%)	(1,339)
Redwood Trust, Inc.	(3,385)	(0.46%)	(1,354)
HealthEquity, Inc.*	(435)	(0.24%)	(1,371)
LiveRamp Holdings, Inc.*	(585)	(0.24%)	(1,451)
Guardant Health, Inc.*	(331)	(0.24%)	(1,519)
Cintas Corp.	(310)	(0.61%)	(1,553)
Atmos Energy Corp.	(530)	(0.46%)	(1,558)
Pacific Premier Bancorp, Inc.	(1,795)	(0.46%)	(1,562)
Avery Dennison Corp.	(494)	(0.47%)	(1,685)
PTC, Inc.*	(1,175)	(0.88%)	(1,692)
Concho Resources, Inc.	(747)	(0.64%)	(1,748)
EastGroup Properties, Inc.	(1,186)	(1.14%)	(1,779)
Core Laboratories N.V.	(1,096)	(0.48%)	(1,819)
CNO Financial Group, Inc.	(3,559)	(0.49%)	(1,851)
Vulcan Materials Co.	(315)	(0.36%)	(1,997)
People’s United Financial, Inc.	(3,746)	(0.52%)	(2,098)
Liberty Property Trust	(3,700)	(1.54%)	(2,109)
IAA, Inc.*	(1,558)	(0.50%)	(2,223)
Costco Wholesale Corp.	(311)	(0.68%)	(2,224)
Martin Marietta Materials, Inc.	(271)	(0.52%)	(2,485)
First Financial Bankshares, Inc.	(1,997)	(0.51%)	(2,516)
AptarGroup, Inc.	(1,446)	(1.49%)	(2,545)
Monolithic Power Systems, Inc.	(564)	(0.64%)	(2,600)
Adobe, Inc.*	(141)	(0.34%)	(2,631)
Reliance Steel & Aluminum Co.	(534)	(0.42%)	(2,948)
Kaiser Aluminum Corp.	(563)	(0.46%)	(3,057)
Fortive Corp.	(1,304)	(0.88%)	(3,077)
National Oilwell Varco, Inc.	(3,464)	(0.64%)	(3,222)
Washington Federal, Inc.	(1,674)	(0.49%)	(3,331)
Air Products & Chemicals, Inc.	(472)	(0.89%)	(3,455)
Wingstop, Inc.	(597)	(0.47%)	(3,510)
KAR Auction Services, Inc.	(1,558)	(0.32%)	(3,526)
WesBanco, Inc.	(1,216)	(0.39%)	(3,551)
Balchem Corp.	(1,100)	(0.91%)	(3,652)
WR Grace & Co.	(2,447)	(1.55%)	(3,842)
Materion Corp.	(1,482)	(0.83%)	(3,883)
Ball Corp.	(1,098)	(0.64%)	(3,898)
Southern Copper Corp.	(2,750)	(0.89%)	(4,510)
Rexford Industrial Realty, Inc.	(5,426)	(1.82%)	(4,775)
Allegheny Technologies, Inc.*	(4,528)	(0.95%)	(5,117)
Guidewire Software, Inc.*	(1,329)	(1.12%)	(5,155)
Valley National Bancorp	(15,937)	(1.43%)	(5,578)
Scotts Miracle-Gro Co. — Class A	(1,055)	(0.86%)	(5,792)
Diamondback Energy, Inc.	(663)	(0.60%)	(6,106)
Proofpoint, Inc.*	(570)	(0.57%)	(6,281)
Terreno Realty Corp.	(3,307)	(1.35%)	(6,515)
South Jersey Industries, Inc.	(3,478)	(0.97%)	(6,539)
TransDigm Group, Inc.*	(395)	(1.59%)	(6,577)
Bright Horizons Family Solutions, Inc.*	(537)	(0.67%)	(6,734)
TransUnion	(2,314)	(1.41%)	(7,960)
IHS Markit Ltd.*	(2,772)	(1.47%)	(11,310)
Schlumberger Ltd.	(3,893)	(1.28%)	(11,874)
Howard Hughes Corp.*	(749)	(0.77%)	(15,729)
Commercial Metals Co.	(6,042)	(0.90%)	(18,307)
Total Custom Basket of Short Securities			(145,884)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
LONG SHORT EQUITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at June 30, 2019.
[2]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[3]	Rate indicated is the 7-day yield as of June 30, 2019.
[4]	Securities lending collateral — See Note 7.
[5]	Total Return based on the return of the custom Goldman Sachs long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[6]	Total Return based on the return of the custom Morgan Stanley long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[7]	Total Return based on the return of the custom Morgan Stanley short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[8]	Total Return based on the return of the custom Goldman Sachs short basket securities +/- financing at a variable rate. Rate indicated is a rate effective at June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,727,543	$—	$—	$26,727,543
Money Market Fund	891,646	—	—	891,646
Securities Lending Collateral	140,957	—	—	140,957
Custom Basket Swap Agreements**	—	226,838	—	226,838
Total Assets	$27,760,146	$226,838	$—	$27,986,984

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements**	$—	$601,213	$—	$601,213

**	This derivative is reported as unrealized appreciation/depreciation at period end.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $142,138 of securities loaned (cost $26,578,090)	$27,760,146
Unrealized appreciation on OTC swap agreements	226,838
Receivables:
Dividends	34,347
Fund shares sold	1,312
Securities lending income	71
Total assets	28,022,714

Liabilities:
Unrealized depreciation on OTC swap agreements	601,213
Payable for:
Return of securities lending collateral	140,957
Swap settlement	49,879
Management fees	18,419
Fund shares redeemed	12,791
Investor service fees	5,117
Transfer agent and administrative fees	2,047
Portfolio accounting fees	2,047
Trustees’ fees*	512
Miscellaneous	49,686
Total liabilities	882,668
Commitments and contingent liabilities (Note 12)	—
Net assets	$27,140,046

Net assets consist of:
Paid in capital	$30,419,096
Total distributable earnings (loss)	(3,279,050)
Net assets	$27,140,046
Capital shares outstanding	2,027,133
Net asset value per share	$13.39

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$317,673
Income from securities lending, net	391
Total investment income	318,064

Expenses:
Management fees	123,539
Investor service fees	34,316
Transfer agent and administrative fees	13,726
Professional fees	18,031
Portfolio accounting fees	13,726
Trustees’ fees*	3,768
Custodian fees	3,663
Miscellaneous	30,371
Total expenses	241,140
Net investment income	76,924

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(662,821)
Swap agreements	(1,693,748)
Net realized loss	(2,356,569)
Net change in unrealized appreciation (depreciation) on:
Investments	3,938,558
Swap agreements	(1,264,276)
Net change in unrealized appreciation (depreciation)	2,674,282
Net realized and unrealized gain	317,713
Net increase in net assets resulting from operations	$394,637

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$76,924	$177,914
Net realized loss on investments	(2,356,569)	(1,900,182)
Net change in unrealized appreciation (depreciation) on investments	2,674,282	(3,213,298)
Net increase (decrease) in net assets resulting from operations	394,637	(4,935,566)

Distributions to shareholders	—	(4,359,341)

Capital share transactions:
Proceeds from sale of shares	2,455,990	10,995,300
Distributions reinvested	—	4,359,341
Cost of shares redeemed	(4,921,146)	(15,986,990)
Net decrease from capital share transactions	(2,465,156)	(632,349)
Net decrease in net assets	(2,070,519)	(9,927,256)

Net assets:
Beginning of period	29,210,565	39,137,821
End of period	$27,140,046	$29,210,565

Capital share activity:
Shares sold	180,443	675,872
Shares issued from reinvestment of distributions	—	306,996
Shares redeemed	(367,608)	(993,262)
Net decrease in shares	(187,165)	(10,394)

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$13.19	$17.59	$15.37	$15.27	$15.08	$14.67
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.08	(.05)	.01	(.11)	(.09)
Net gain (loss) on investments (realized and unrealized)	.16	(2.19)	2.33	.09	.30	.50
Total from investment operations	.20	(2.11)	2.28	.10	.19	.41
Less distributions from:
Net investment income	—	—	(.06)	—	—	—
Net realized gains	—	(2.29)	—	—	—	—
Total distributions	—	(2.29)	(.06)	—	—	—
Net asset value, end of period	$13.39	$13.19	$17.59	$15.37	$15.27	$15.08

Total Return[c]	1.52%	(12.94%)	14.85%	0.65%	1.26%	2.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,140	$29,211	$39,138	$31,887	$39,120	$30,041
Ratios to average net assets:
Net investment income (loss)	0.56%	0.52%	(0.32%)	0.04%	(0.71%)	(0.63%)
Total expenses[d,f]	1.76%	1.62%	1.78%	2.22%	2.28%	2.12%
Net expenses[e]	1.76%	1.62%	1.78%	2.22%	2.28%	2.12%
Portfolio turnover rate	89%	266%	258%	239%	244%	316%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers, as applicable.
[f]	Total expenses may include certain non-operating expenses. Excluding these non-operating expenses, the net expense ratios for the years ended December 31 would be:

2019	2018	2017	2016	2015	2014
1.75%	1.62%	1.61%	1.56%	1.51%	1.57%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	38.1%
Guggenheim Strategy Fund II	18.3%
Guggenheim Strategy Fund III	17.2%
Guggenheim Ultra Short Duration Fund - Institutional Class	5.5%
Total	79.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Global Managed Futures Strategy Fund	6.06%	0.18%	(0.04%)	(2.37%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.24%	2.31%	0.87%	0.49%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 79.1%
Guggenheim Variable Insurance Strategy Fund III[1]	205,610	$5,090,910
Guggenheim Strategy Fund II1	98,521	2,445,283
Guggenheim Strategy Fund III[1]	92,405	2,290,710
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	73,899	736,032
Total Mutual Funds
(Cost $10,591,025)		10,562,935

	Face Amount

U.S. TREASURY BILLS†† - 10.5%
U.S. Treasury Bills
2.11% due 07/16/19[2,3]	$1,410,000	1,408,796
Total U.S. Treasury Bills
(Cost $1,408,713)		1,408,796

REPURCHASE AGREEMENTS††,4 - 10.7%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	951,657	951,657
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	236,408	236,408
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	236,408	236,408
Total Repurchase Agreements
(Cost $1,424,473)		1,424,473

Total Investments - 100.3%
(Cost $13,424,211)		$13,396,204
Other Assets & Liabilities, net - (0.3)%		(45,577)
Total Net Assets - 100.0%		$13,350,627

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	27	Sep 2019	$3,453,891	$42,649
U.S. Treasury Long Bond Futures Contracts	7	Sep 2019	1,088,500	28,591
U.S. Treasury 2 Year Note Futures Contracts	21	Sep 2019	4,517,953	22,929
U.S. Treasury Ultra Long Bond Futures Contracts	4	Sep 2019	709,625	21,429
Euro - Bobl Futures Contracts	29	Sep 2019	4,434,440	17,627
Australian Government 10 Year Bond Futures Contracts	30	Sep 2019	3,019,801	15,734
U.S. Treasury 5 Year Note Futures Contracts	9	Sep 2019	1,063,125	11,234
Euro - Bund Futures Contracts	10	Sep 2019	1,964,513	10,654
Euro - 30 year Bond Futures Contracts	1	Sep 2019	230,664	9,356
Euro - BTP Italian Government Bond Futures Contracts††	1	Sep 2019	152,400	6,344
Canadian Government 10 Year Bond Futures Contracts	8	Sep 2019	873,464	4,199
Euro - OATS Futures Contracts††	8	Sep 2019	1,500,091	2,043
Australian Government 3 Year Bond Futures Contracts	82	Sep 2019	6,617,231	1,468
			$29,625,698	$194,257
Commodity Futures Contracts Purchased†
Gasoline RBOB Futures Contracts	12	Sep 2019	$850,046	$96,485
Gold 100 oz. Futures Contracts	6	Aug 2019	848,640	24,008
Brent Crude Futures Contracts	4	Jul 2019	256,800	13,523
Sugar #11 Futures Contracts	46	Sep 2019	648,637	13,004
Sugar #11 Futures Contracts	12	Feb 2020	181,440	3,468
LME Zinc Futures Contracts	1	Aug 2019	62,679	420
WTI Crude Futures Contracts	1	Jul 2019	58,000	(1,395)
Wheat Futures Contracts	2	Sep 2019	52,600	(2,056)
Lean Hogs Futures Contracts	2	Aug 2019	61,080	(4,958)
Cocoa Futures Contracts	6	Sep 2019	146,100	(6,379)
Corn Futures Contracts	15	Sep 2019	319,875	(12,795)
Natural Gas Futures Contracts	21	Aug 2019	480,480	(15,023)
Live Cattle Futures Contracts	42	Oct 2019	1,774,920	(34,249)
			$5,741,297	$74,053

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Canadian Dollar Futures Contracts	24	Sep 2019	$1,835,160	$15,049
New Zealand Dollar Futures Contracts	2	Sep 2019	134,540	2,655
Mexican Peso Futures Contracts	22	Sep 2019	566,060	464
Japanese Yen Futures Contracts	4	Sep 2019	466,400	(1,256)
			$3,002,160	$16,912
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	6	Sep 2019	$882,975	$8,643
Dow Jones Industrial Average Index Mini Futures Contracts	4	Sep 2019	531,760	7,994
SPI 200 Index Futures Contracts	8	Sep 2019	922,764	5,069
FTSE MIB Index Futures Contracts††	1	Sep 2019	120,337	3,918
CAC 40 10 Euro Index Futures Contracts	15	Jul 2019	943,130	3,910
MSCI EAFE Index Mini Futures Contracts	1	Sep 2019	96,165	1,978
OMX Stockholm 30 Index Futures Contracts	6	Jul 2019	104,882	1,785
S&P/TSX 60 IX Index Futures Contracts	4	Sep 2019	596,546	272
NASDAQ-100 Index Mini Futures Contracts	2	Sep 2019	307,750	(100)
Nikkei 225 (OSE) Index Futures Contracts	1	Sep 2019	197,292	(207)
Amsterdam Index Futures Contracts	6	Jul 2019	765,014	(255)
Euro STOXX 50 Index Futures Contracts	9	Sep 2019	354,186	(628)
FTSE/JSE TOP 40 Index Futures Contracts††	3	Sep 2019	111,789	(974)
MSCI Taiwan Stock Index Futures Contracts	13	Jul 2019	502,060	(1,485)
CBOE Volatility Index Futures Contracts	38	Jul 2019	606,860	(15,462)
			$7,043,510	$14,458
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	40	Aug 2019	$672,800	$8,802
CBOE Volatility Index Futures Contracts	22	Sep 2019	377,520	8,617
Tokyo Stock Price Index Futures Contracts	5	Sep 2019	719,553	6,136
HSCEI Index Futures Contracts††	2	Jul 2019	138,777	(211)
FTSE 100 Index Futures Contracts	1	Sep 2019	93,602	(365)
Russell 2000 Index Mini Futures Contracts	3	Sep 2019	235,140	(4,443)
S&P MidCap 400 Index Mini Futures Contracts	1	Sep 2019	195,280	(5,002)
			$2,432,672	$13,534
Interest Rate Futures Contracts Sold Short†
Long Gilt Futures Contracts††	1	Sep 2019	$165,488	$(14)
Euro - Schatz Futures Contracts	9	Sep 2019	1,149,414	(210)
			$1,314,902	$(224)
Currency Futures Contracts Sold Short†
British Pound Futures Contracts	14	Sep 2019	$1,114,925	$1,902
Euro FX Futures Contracts	8	Sep 2019	1,144,150	(4,449)
Australian Dollar Futures Contracts	24	Sep 2019	1,689,120	(17,939)
Swiss Franc Futures Contracts	29	Sep 2019	3,739,550	(63,179)
			$7,687,745	$(83,665)
Commodity Futures Contracts Sold Short†
Live Cattle Futures Contracts	48	Dec 2019	$2,120,640	$33,532
Natural Gas Futures Contracts	21	Sep 2019	486,780	15,986
Cattle Feeder Futures Contracts	1	Aug 2019	68,350	10,159
Natural Gas Futures Contracts	14	Jul 2019	323,820	9,484
Live Cattle Futures Contracts	8	Aug 2019	333,520	5,715
Hard Red Winter Wheat Futures Contracts	7	Sep 2019	161,875	5,492
Soybean Meal Futures Contracts	8	Dec 2019	257,760	2,526
Cotton #2 Futures Contracts	3	May 2020	101,205	533
Cotton #2 Futures Contracts	8	Dec 2019	264,160	(651)
Platinum Futures Contracts	1	Oct 2019	41,960	(950)
Copper Futures Contracts	1	Sep 2019	67,850	(1,478)
LME Primary Aluminum Futures Contracts	14	Aug 2019	627,410	(2,996)
LME Lead Futures Contracts	5	Aug 2019	241,356	(3,871)

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short† (continued)
Soybean Oil Futures Contracts	21	Dec 2019	$363,258	$(6,453)
Soybean Futures Contracts	11	Nov 2019	507,788	(7,883)
Silver Futures Contracts	3	Sep 2019	230,325	(7,944)
Coffee ‘C’ Futures Contracts	3	Sep 2019	123,300	(9,122)
Low Sulphur Gas Oil Futures Contracts	3	Aug 2019	176,625	(9,942)
LME Nickel Futures Contracts	4	Aug 2019	304,224	(16,709)
NY Harbor ULSD Futures Contracts	3	Jul 2019	243,142	(17,988)
Sugar #11 Futures Contracts	73	Apr 2020	1,111,936	(21,899)
Gasoline RBOB Futures Contracts	9	Jul 2019	712,606	(85,148)
			$8,869,890	$(109,607)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$10,562,935	$—	$—	$10,562,935
U.S. Treasury Bills	—	1,408,796	—	1,408,796
Repurchase Agreements	—	1,424,473	—	1,424,473
Interest Rate Futures Contracts**	185,870	8,387	—	194,257
Commodity Futures Contracts**	234,335	—	—	234,335
Currency Futures Contracts**	20,070	—	—	20,070
Equity Futures Contracts**	53,206	3,918	—	57,124
Total Assets	$11,056,416	$2,845,574	$—	$13,901,990

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$210	$14	$—	$224
Commodity Futures Contracts**	269,889	—	—	269,889
Currency Futures Contracts**	86,823	—	—	86,823
Equity Futures Contracts**	27,947	1,185	—	29,132
Total Liabilities	$384,869	$1,199	$—	$386,068

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
GLOBAL MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,410,909	$34,373	$—	$—	$1	$2,445,283	98,521	$34,672
Guggenheim Strategy Fund III	2,258,972	31,748	—	—	(10)	2,290,710	92,405	32,056
Guggenheim Ultra Short Duration Fund - Institutional Class	726,522	9,515	—	—	(5)	736,032	73,899	9,591
Guggenheim Variable Insurance Strategy Fund III	5,318,567	70,431	(300,000)	(2,699)	4,611	5,090,910	205,610	70,573
	$10,714,970	$146,067	$(300,000)	$(2,699)	$4,597	$10,562,935		$146,892

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $1,408,713)	$1,408,796
Investments in affiliated issuers, at value (cost $10,591,025)	10,562,935
Repurchase agreements, at value (cost $1,424,473)	1,424,473
Cash	31,224
Segregated cash with broker	56,400
Receivables:
Dividends	23,952
Fund shares sold	21,362
Interest	297
Total assets	13,529,439

Liabilities:
Due to custodian	37,758
Payable for:
Variation margin on futures contracts	66,122
Securities purchased	23,952
Management fees	9,148
Fund shares redeemed	8,471
Investor service fees	2,580
Transfer agent and administrative fees	1,032
Portfolio accounting fees	1,032
Trustees’ fees*	247
Miscellaneous	28,470
Total liabilities	178,812
Commitments and contingent liabilities (Note 12)	—
Net assets	$13,350,627

Net assets consist of:
Paid in capital	$13,781,670
Total distributable earnings (loss)	(431,043)
Net assets	$13,350,627
Capital shares outstanding	811,938
Net asset value per share	$16.44

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$146,892
Interest	33,148
Total investment income	180,040

Expenses:
Management fees	62,444
Investor service fees	16,548
Professional fees	12,959
Transfer agent and administrative fees	6,619
Portfolio accounting fees	6,619
Trustees’ fees*	1,798
Custodian fees	1,557
Miscellaneous	14,569
Total expenses	123,113
Less:
Expenses waived by Adviser	(3,776)
Net expenses	119,337
Net investment income	60,703

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(5)
Investments in affiliated issuers	(2,699)
Futures contracts	825,021
Foreign currency transactions	(39)
Net realized gain	822,278
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(21)
Investments in affiliated issuers	4,597
Futures contracts	(88,488)
Foreign currency translations	(141)
Net change in unrealized appreciation (depreciation)	(84,053)
Net realized and unrealized gain	738,225
Net increase in net assets resulting from operations	$798,928

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$60,703	$175,689
Net realized gain (loss) on investments	822,278	(1,330,963)
Net change in unrealized appreciation (depreciation) on investments	(84,053)	(209,471)
Net increase (decrease) in net assets resulting from operations	798,928	(1,364,745)

Capital share transactions:
Proceeds from sale of shares	1,425,775	3,343,451
Cost of shares redeemed	(2,155,469)	(3,488,782)
Net decrease from capital share transactions	(729,694)	(145,331)
Net increase (decrease) in net assets	69,234	(1,510,076)

Net assets:
Beginning of period	13,281,393	14,791,469
End of period	$13,350,627	$13,281,393

Capital share activity:
Shares sold	88,676	198,960
Shares redeemed	(133,645)	(209,139)
Net decrease in shares	(44,969)	(10,179)

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$15.50	$17.06	$15.93	$19.42	$20.89	$18.60
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.20	.10	.06	(.07)	(.12)
Net gain (loss) on investments (realized and unrealized)	.87	(1.76)	1.27	(2.88)	(.25)	2.41
Total from investment operations	.94	(1.56)	1.37	(2.82)	(.32)	2.29
Less distributions from:
Net investment income	—	—	(.24)	(.67)	(.48)	—
Net realized gains	—	—	—	—	(.67)	—
Total distributions	—	—	(.24)	(.67)	(1.15)	—
Net asset value, end of period	$16.44	$15.50	$17.06	$15.93	$19.42	$20.89

Total Return[c]	6.06%	(9.14%)	8.71%	(14.77%)	(1.55%)	12.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,351	$13,281	$14,791	$14,782	$17,536	$11,433
Ratios to average net assets:
Net investment income (loss)	0.92%	1.21%	0.59%	0.32%	(0.35%)	(0.67%)
Total expenses[d]	1.86%	1.72%	1.69%	1.69%	1.65%	1.67%
Net expenses[e]	1.80%	1.66%	1.64%	1.62%	1.57%	1.60%
Portfolio turnover rate	1%	8%	1%	39%	33%	43%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	12.6%
Guggenheim Variable Insurance Strategy Fund III	11.3%
Guggenheim Strategy Fund III	11.3%
Red Hat, Inc.	2.1%
SunTrust Banks, Inc.	1.7%
L3 Technologies, Inc.	1.7%
First Data Corp. — Class A	1.6%
Versum Materials, Inc.	1.3%
Celgene Corp.	1.3%
Anadarko Petroleum Corp.	1.3%
Top Ten Total	46.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	3.99%	3.77%	1.59%	2.34%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%
HFRX Global Hedge Fund Index	4.22%	(1.95%)	(0.11%)	1.42%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 30.0%

Technology - 7.1%
Red Hat, Inc.*,1	4,174	$783,710
First Data Corp. — Class A*	22,287	603,309
Mellanox Technologies Ltd.*,1	3,536	391,329
Electronics for Imaging, Inc.*	8,416	310,635
Tableau Software, Inc. — Class A*	1,413	234,586
Aquantia Corp.*,1	12,396	161,520
Cypress Semiconductor Corp.[1]	6,973	155,079
Total Technology		2,640,168

Consumer, Non-cyclical - 5.7%
Celgene Corp.*	5,063	468,024
Spark Therapeutics, Inc.*	4,245	434,603
Total System Services, Inc.	2,440	312,979
Worldpay, Inc. — Class A*,1	2,493	305,517
WellCare Health Plans, Inc.*,1	872	248,581
Array BioPharma, Inc.*	3,347	155,067
LSC Communications, Inc.	30,085	110,412
Pacific Biosciences of California, Inc.*,1	15,449	93,466
Total Consumer, Non-cyclical		2,128,649

Financial - 5.5%
SunTrust Banks, Inc.[1]	10,240	643,584
Fidelity Southern Corp.	14,250	441,323
TCF Financial Corp.	19,781	411,247
LegacyTexas Financial Group, Inc.[1]	5,986	243,690
HFF, Inc. — Class A	5,088	231,402
Genworth Financial, Inc. — Class A*	13,429	49,821
Total Financial		2,021,067

Communications - 4.5%
Finisar Corp.*	19,057	435,834
Tribune Media Co. — Class A	8,692	401,744
Zayo Group Holdings, Inc.*,1	9,737	320,445
Shutterfly, Inc.*	4,621	233,592
Liberty Expedia Holdings, Inc. — Class A*	3,531	168,746
Sprint Corp.*,1	13,690	89,943
Total Communications		1,650,304

Industrial - 3.8%
L3 Technologies, Inc.	2,615	641,119
Global Brass & Copper Holdings, Inc.[1]	7,403	323,733
Advanced Disposal Services, Inc.*,1	9,924	316,675
Control4 Corp.*	6,521	154,874
Total Industrial		1,436,401

Basic Materials - 1.3%
Versum Materials, Inc.	9,258	477,528

Energy - 1.3%
Anadarko Petroleum Corp.[1]	6,600	465,696

Consumer, Cyclical - 0.4%
Caesars Entertainment Corp.*	13,290	157,088

Utilities - 0.4%
El Paso Electric Co.[1]	2,348	153,559

Total Common Stocks
(Cost $11,179,943)		11,130,460

MASTER LIMITED PARTNERSHIPS† - 0.8%

Energy - 0.8%
Buckeye Partners, LP	7,591	311,610
Total Master Limited Partnerships
(Cost $309,279)		311,610

RIGHTS† - 0.0%
Cushing Renaissance Fund*	3	1
Total Rights
(Cost $—)		1

MUTUAL FUNDS† - 35.3%
Guggenheim Strategy Fund II2	188,562	4,680,101
Guggenheim Variable Insurance Strategy Fund III[2]	168,639	4,175,490
Guggenheim Strategy Fund III[2]	168,272	4,171,450
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	4,295	42,776
Total Mutual Funds
(Cost $13,167,328)		13,069,817

CLOSED-END FUNDS† - 9.1%
Dividend and Income Fund	5,252	60,503
RMR Real Estate Income Fund	1,721	31,546
Boulder Growth & Income Fund, Inc.	1,781	20,019
General American Investors Company, Inc.	557	19,768
GDL Fund	2,126	19,634
Adams Natural Resources Fund, Inc.	1,180	19,517
Cushing Energy Income Fund	2,758	19,223
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	1,630	19,120
New Ireland Fund, Inc.	2,084	18,693
Franklin Universal Trust	2,517	18,424
Aberdeen Asia-Pacific Income Fund, Inc.	4,369	18,263
Brookfield Global Listed Infrastructure Income Fund, Inc.	1,426	18,253
Salient Midstream & MLP Fund	2,075	17,824
Japan Smaller Capitalization Fund, Inc.	2,090	17,786
BlackRock Resources & Commodities Strategy Trust[3]	2,140	17,505
Herzfeld Caribbean Basin Fund, Inc.	2,736	17,374
Eagle Growth & Income Opportunities Fund	1,126	17,295
Swiss Helvetia Fund, Inc.	2,186	17,269
Macquarie Global Infrastructure Total Return Fund, Inc.	727	17,201
Korea Fund, Inc.	596	17,189
Ellsworth Growth and Income Fund Ltd.	1,670	17,134
Central and Eastern Europe Fund, Inc.	629	17,109

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Kayne Anderson Midstream/Energy Fund, Inc.	1,475	$17,080
Western Asset Inflation - Linked Securities & Income Fund	1,462	17,032
Source Capital, Inc.	464	16,969
Adams Diversified Equity Fund, Inc.	1,096	16,933
Bancroft Fund Ltd.	755	16,912
Gabelli Healthcare & WellnessRx Trust	1,602	16,869
Nuveen North Carolina Quality Municipal Income Fund	1,262	16,823
First Trust High Income Long/Short Fund	1,118	16,792
Nuveen Maryland Quality Municipal Income Fund	1,289	16,705
Delaware Investments Minnesota Municipal Income Fund II, Inc.	1,297	16,679
PGIM Global High Yield Fund, Inc.	1,152	16,646
PGIM High Yield Bond Fund, Inc.	1,136	16,620
Nuveen New Jersey Quality Municipal Income Fund	1,178	16,610
CBRE Clarion Global Real Estate Income Fund	2,209	16,545
Aberdeen Global Dynamic Dividend Fund	1,710	16,484
Aberdeen Total Dynamic Dividend Fund	1,973	16,455
Western Asset Inflation-Linked Opportunities & Income Fund	1,470	16,449
Neuberger Berman California Municipal Fund, Inc.	1,210	16,448
New Germany Fund, Inc.	1,158	16,421
European Equity Fund, Inc.	1,858	16,388
Eaton Vance California Municipal Income Trust	1,318	16,317
Eaton Vance Limited Duration Income Fund	1,287	16,281
Mexico Fund, Inc.	1,184	16,280
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	1,312	16,269
Nuveen Pennsylvania Quality Municipal Income Fund	1,189	16,230
First Trust Energy Infrastructure Fund	1,018	16,227
Cushing MLP & Infrastructure Total Return Fund	1,587	16,203
Nuveen Michigan Quality Municipal Income Fund	1,192	16,164
Eaton Vance California Municipal Bond Fund	1,465	16,159
AllianceBernstein National Municipal Income Fund, Inc.	1,200	16,140
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	2,332	16,114
Eaton Vance New York Municipal Income Trust	1,244	16,097
BlackRock Enhanced International Dividend Trust	2,864	16,096
Western Asset Emerging Markets Debt Fund, Inc.	1,123	16,081
ClearBridge Energy Midstream Opportunity Fund, Inc.	1,746	16,063
First Trust Aberdeen Global Opportunity Income Fund	1,541	16,026
BlackRock MuniHoldings California Quality Fund, Inc.	1,173	16,011
BlackRock Energy and Resources Trust	1,342	16,010
Nuveen Arizona Quality Municipal Income Fund	1,224	15,998
Templeton Emerging Markets Fund/United States	1,059	15,991
Morgan Stanley China A Share Fund, Inc.	735	15,979
BlackRock MuniYield Pennsylvania Quality Fund	1,139	15,969
Western Asset Intermediate Muni Fund, Inc.	1,777	15,940
Taiwan Fund, Inc.	940	15,933
Nuveen Massachusetts Quality Municipal Income Fund	1,231	15,917
Nuveen Texas Quality Municipal Income Fund	1,163	15,910
First Trust New Opportunities MLP & Energy Fund	1,682	15,895
BlackRock Enhanced Global Dividend Trust	1,480	15,880
Neuberger Berman New York Municipal Fund, Inc.	1,295	15,877
Royce Value Trust, Inc.	1,140	15,869
Nuveen Senior Income Fund	2,663	15,792
Eaton Vance Floating-Rate Income Plus Fund	1,054	15,778
Cohen & Steers Global Income Builder, Inc.	1,766	15,770
China Fund, Inc.	779	15,767
Nuveen Quality Municipal Income Fund[3]	1,125	15,750
Aberdeen Japan Equity Fund, Inc.	2,249	15,743
BlackRock Limited Duration Income Trust	1,049	15,735
Nuveen Global High Income Fund	1,015	15,702
BlackRock Debt Strategies Fund, Inc.	1,454	15,660
Nuveen Virginia Quality Municipal Income Fund	1,199	15,623
Ares Dynamic Credit Allocation Fund, Inc.	1,032	15,614
Nuveen Floating Rate Income Opportunity Fund	1,603	15,613
LMP Capital and Income Fund, Inc.	1,150	15,594
Voya Infrastructure Industrials and Materials Fund	1,251	15,575
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	1,117	15,571
BlackRock MuniYield Michigan Quality Fund, Inc.	1,133	15,567
Tekla Healthcare Investors	775	15,562
Nuveen Pennsylvania Municipal Value Fund	1,073	15,558
Tekla Healthcare Opportunities Fund	872	15,539
AllianceBernstein Global High Income Fund, Inc.	1,319	15,538

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Neuberger Berman MLP & Energy Income Fund, Inc.	2,068	$15,531
Nuveen California AMT-Free Quality Municipal Income Fund	1,062	15,505
Nuveen Real Asset Income and Growth Fund	915	15,491
Nuveen New York Quality Municipal Income Fund	1,117	15,482
BlackRock Municipal Income Quality Trust	1,125	15,480
Nuveen AMT-Free Quality Municipal Income Fund	1,119	15,453
BlackRock Credit Allocation Income Trust	1,191	15,447
First Trust Dynamic Europe Equity Income Fund	1,101	15,436
BlackRock MuniHoldings Quality Fund, Inc.	1,240	15,413
Royce Micro-Capital Trust, Inc.	1,875	15,413
Sprott Focus Trust, Inc.	2,284	15,394
Lazard Global Total Return and Income Fund, Inc.	948	15,353
Nuveen Floating Rate Income Fund	1,556	15,327
BlackRock MuniYield Quality Fund II, Inc.	1,219	15,311
ClearBridge MLP & Midstream Total Return Fund, Inc.	1,632	15,308
MFS Investment Grade Municipal Trust	1,599	15,303
Morgan Stanley Emerging Markets Debt Fund, Inc.	1,640	15,285
Wells Fargo Income Opportunities Fund	1,854	15,277
BlackRock Corporate High Yield Fund, Inc.	1,425	15,276
Eaton Vance Short Duration Diversified Income Fund	1,128	15,273
Nuveen Georgia Quality Municipal Income Fund	1,234	15,271
Templeton Dragon Fund, Inc.	794	15,261
BlackRock MuniYield Quality Fund III, Inc.[3]	1,156	15,259
BlackRock MuniYield New York Quality Fund, Inc.	1,199	15,239
Ivy High Income Opportunities Fund	1,123	15,239
Goldman Sachs MLP Energy and Renaissance Fund	2,886	15,238
BlackRock New York Municipal Income Quality Trust	1,145	15,229
Pioneer Diversified High Income Trust	1,062	15,187
Voya Emerging Markets High Income Dividend Equity Fund	1,957	15,186
Virtus Total Return Fund, Inc.	1,432	15,179
Eaton Vance Tax-Advantaged Global Dividend Income Fund	945	15,167
BlackRock MuniHoldings New York Quality Fund, Inc.	1,152	15,160
Tri-Continental Corp.	562	15,157
Kayne Anderson MLP/Midstream Investment Co.	989	15,142
Credit Suisse Asset Management Income Fund, Inc.	4,866	15,133
Lazard World Dividend & Income Fund, Inc.	1,520	15,124
Principal Real Estate Income Fund	792	15,096
BlackRock MuniHoldings Investment Quality Fund	1,135	15,095
BlackRock Enhanced Equity Dividend Trust	1,701	15,088
John Hancock Investors Trust	919	15,072
BlackRock MuniHoldings Quality Fund II, Inc.	1,198	15,071
Clough Global Opportunities Fund	1,611	15,063
Clough Global Dividend and Income Fund	1,344	15,039
Nuveen Ohio Quality Municipal Income Fund	1,009	15,029
Voya Global Advantage and Premium Opportunity Fund	1,403	15,012
Tortoise Pipeline & Energy Fund, Inc.	1,044	15,002
Aberdeen Global Premier Properties Fund	2,387	14,943
Western Asset High Income Fund II, Inc.	2,127	14,931
DWS Municipal Income Trust	1,323	14,910
AllianzGI Equity & Convertible Income Fund	689	14,910
Delaware Enhanced Global Dividend & Income Fund	1,504	14,890
Western Asset Municipal Partners Fund, Inc.	998	14,870
Delaware Investments National Municipal Income Fund	1,125	14,861
John Hancock Tax-Advantaged Global Shareholder Yield Fund	2,171	14,828
MFS Charter Income Trust	1,818	14,817
Nuveen Credit Strategies Income Fund	1,869	14,803
Gabelli Global Utility & Income Trust	785	14,774
Nuveen Diversified Dividend & Income Fund	1,387	14,772
DTF Tax-Free Income, Inc.	1,067	14,767
Neuberger Berman Real Estate Securities Income Fund, Inc.	2,866	14,717
Nuveen California Quality Municipal Income Fund	1,016	14,712
Western Asset Global Corporate Defined Opportunity Fund, Inc.	857	14,698
BlackRock Municipal 2030 Target Term Trust	632	14,681
Morgan Stanley India Investment Fund, Inc.	699	14,658
Western Asset High Income Opportunity Fund, Inc.	2,857	14,657
BlackRock Multi-Sector Income Trust	839	14,641
Voya Global Equity Dividend and Premium Opportunity Fund	2,244	14,631
Gabelli Dividend & Income Trust	674	14,606
Eaton Vance Municipal Income Trust	1,174	14,605
Federated Premier Municipal Income Fund	1,059	14,561
Templeton Emerging Markets Income Fund	1,423	14,543
India Fund, Inc.	683	14,534

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Nuveen All Capital Energy MLP Opportunities Fund	2,348	$14,534
ClearBridge MLP & Midstream Fund, Inc.	1,211	14,471
BNY Mellon High Yield Strategies Fund	4,727	14,465
MFS Multimarket Income Trust	2,475	14,429
Eaton Vance New York Municipal Bond Fund	1,204	14,424
Cushing Renaissance Fund[3]	1,022	14,410
Western Asset Global High Income Fund, Inc.	1,451	14,408
Tortoise Power and Energy Infrastructure Fund, Inc.	786	14,407
Madison Covered Call & Equity Strategy Fund	2,179	14,403
First Trust Aberdeen Emerging Opportunity Fund	1,024	14,397
Aberdeen Emerging Markets Equity Income Fund, Inc.	1,968	14,386
Nuveen Multi-Market Income Fund	1,957	14,345
Duff & Phelps Utility and Corporate Bond Trust, Inc.	1,636	14,315
Cohen & Steers REIT and Preferred and Income Fund, Inc.	662	14,312
Western Asset High Yield Defined Opportunity Fund, Inc.	956	14,311
Brookfield Real Assets Income Fund, Inc.	657	14,250
BlackRock New York Municipal Income Trust II	1,030	14,245
Voya Asia Pacific High Dividend Equity Income Fund	1,541	14,223
Duff & Phelps Global Utility Income Fund, Inc.	926	14,177
BNY Mellon Municipal Income, Inc.	1,662	14,160
BlackRock Enhanced Capital and Income Fund, Inc.	895	14,141
BlackRock Core Bond Trust	1,004	14,116
Wells Fargo Multi-Sector Income Fund	1,125	14,108
Nuveen Connecticut Quality Municipal Income Fund	1,085	14,073
Nuveen Energy MLP Total Return Fund	1,544	14,066
Pioneer High Income Trust	1,562	14,058
Liberty All-Star Equity Fund	2,188	14,047
DWS Strategic Municipal Income Trust	1,181	14,042
Liberty All Star Growth Fund, Inc.	2,410	14,026
First Trust Intermediate Duration Preferred & Income Fund	615	13,991
Eaton Vance Municipal Bond Fund	1,124	13,971
Invesco High Income Trust II	964	13,968
Putnam Municipal Opportunities Trust	1,103	13,964
Nuveen Real Estate Income Fund	1,328	13,944
Neuberger Berman High Yield Strategies Fund, Inc.	1,191	13,935
GAMCO Natural Resources Gold & Income Trust	2,393	13,927
Mexico Equity & Income Fund, Inc.	1,239	13,753
Neuberger Berman Municipal Fund, Inc.	943	13,749
Clough Global Equity Fund	1,071	13,698
Wells Fargo Global Dividend Opportunity Fund	2,495	13,673
Putnam Master Intermediate Income Trust	2,975	13,655
Virtus Global Multi-Sector Income Fund	1,078	13,647
Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	1,428	13,523
Putnam Managed Municipal Income Trust	1,771	13,513
Pioneer Municipal High Income Trust	1,102	13,444
Nuveen Municipal Credit Income Fund	838	13,199
Nuveen New York Municipal Value Fund 2	916	13,108
Nuveen New Jersey Municipal Value Fund	952	12,681
Advent Claymore Convertible Securities and Income Fund	682	10,271
Total Closed-End Funds
(Cost $3,099,118)		3,353,665

	Face Amount

U.S. TREASURY BILLS†† - 16.2%
U.S. Treasury Bills
2.12% due 07/16/19[1,5,6]	$4,650,000	4,646,031
2.11% due 07/16/19[1,4,5]	1,361,000	1,359,838
Total U.S. Treasury Bills
(Cost $6,005,512)		6,005,869

REPURCHASE AGREEMENTS††,7 - 2.7%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	670,289	670,289
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	166,511	166,511
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	166,511	166,511
Total Repurchase Agreements
(Cost $1,003,311)		1,003,311

	Shares
SECURITIES LENDING COLLATERAL†,8 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[9]	41,275	41,275
Total Securities Lending Collateral
(Cost $41,275)		41,275

Total Investments - 94.2%
(Cost $34,805,766)		$34,916,008

COMMON STOCKS SOLD SHORT† - (13.6%)

Consumer, Cyclical - (0.1%)
Eldorado Resorts, Inc.*	1,195	(55,054)

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Energy - (0.3%)
Occidental Petroleum Corp.	1,936	$(97,342)

Communications - (0.7%)
T-Mobile US, Inc.*	1,405	(104,167)
Expedia Group, Inc.	1,271	(169,081)
Total Communications		(273,248)

Industrial - (2.2%)
II-VI, Inc.*	4,227	(154,539)
Harris Corp.	3,400	(643,042)
Total Industrial		(797,581)

Consumer, Non-cyclical - (2.3%)
Quad/Graphics, Inc.	18,803	(148,732)
Centene Corp.*	2,947	(154,541)
Bristol-Myers Squibb Co.	5,063	(229,607)
Global Payments, Inc.	1,977	(316,577)
Total Consumer, Non-cyclical		(849,457)

Technology - (3.1%)
salesforce.com, Inc.*	1,559	(236,547)
Fidelity National Information Services, Inc.	2,315	(284,004)
Fiserv, Inc.*	6,753	(615,603)
Total Technology		(1,136,154)

Financial - (4.9%)
Jones Lang LaSalle, Inc.	766	(107,768)
Prosperity Bancshares, Inc.	3,161	(208,784)
Chemical Financial Corp.	10,051	(413,197)
Ameris Bancorp	11,400	(446,766)
BB&T Corp.	13,261	(651,513)
Total Financial		(1,828,028)

Total Common Stocks Sold Short
(Proceeds $5,057,898)		(5,036,864)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (9.2%)
SPDR S&P 500 ETF Trust	13	(3,809)
Technology Select Sector SPDR Fund	52	(4,058)
Consumer Discretionary Select Sector SPDR Fund	120	(14,304)
Industrial Select Sector SPDR Fund	188	(14,555)
iShares MSCI South Korea ETF	273	(16,344)
Materials Select Sector SPDR Fund	282	(16,497)
iShares MSCI Australia ETF	1,392	(31,376)
Consumer Staples Select Sector SPDR Fund	672	(39,023)
Invesco QQQ Trust Series 1	223	(41,643)
VanEck Vectors Russia ETF	1,794	(42,392)
iShares MSCI Emerging Markets ETF	1,061	(45,528)
Health Care Select Sector SPDR Fund	502	(46,505)
iShares Russell 1000 Value ETF	373	(47,453)
iShares Russell 1000 Growth ETF	304	(47,831)
iShares MSCI Japan ETF	974	(53,161)
iShares MSCI Mexico ETF	1,314	(57,002)
iShares MSCI Taiwan ETF	1,672	(58,453)
VanEck Vectors Gold Miners ETF	2,371	(60,603)
iShares MSCI United Kingdom ETF	2,092	(67,613)
iShares China Large-Capital ETF	1,691	(72,324)
Financial Select Sector SPDR Fund	3,307	(91,273)
iShares MSCI EAFE ETF	1,479	(97,215)
iShares 20+ Year Treasury Bond ETF	771	(102,397)
iShares Russell 2000 Index ETF	792	(123,156)
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,078	(134,071)
iShares U.S. Real Estate ETF	1,630	(142,315)
iShares TIPS Bond ETF	1,650	(190,558)
Utilities Select Sector SPDR Fund	3,576	(213,237)
iShares Core U.S. Aggregate Bond ETF	1,943	(216,353)
Energy Select Sector SPDR Fund	4,434	(282,490)
iShares 7-10 Year Treasury Bond ETF	2,811	(309,266)
SPDR Bloomberg Barclays High Yield Bond ETF	6,790	(739,703)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,470,105)		(3,422,508)
Total Securities Sold Short - (22.8)%
(Proceeds $8,528,003)		$(8,459,372)
Other Assets & Liabilities, net - 28.6%		10,587,474
Total Net Assets - 100.0%		$37,044,110

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Gasoline RBOB Futures Contracts	20	Sep 2019	$1,416,744	$160,809
Sugar #11 Futures Contracts	85	Sep 2019	1,198,568	22,871
Gold 100 oz. Futures Contracts	3	Aug 2019	424,320	9,706
Sugar #11 Futures Contracts	20	Feb 2020	302,400	5,724
Cattle Feeder Futures Contracts	1	Aug 2019	68,350	434
Cotton #2 Futures Contracts	1	Dec 2019	33,020	(180)
WTI Crude Futures Contracts	2	Jul 2019	116,000	(2,791)
Brent Crude Futures Contracts	2	Jul 2019	128,400	(3,003)
Corn Futures Contracts	5	Sep 2019	106,625	(5,765)
Cocoa Futures Contracts	7	Sep 2019	170,450	(7,442)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased† (continued)
Lean Hogs Futures Contracts	7	Aug 2019	$213,780	$(9,805)
Natural Gas Futures Contracts	35	Aug 2019	800,800	(24,629)
Live Cattle Futures Contracts	71	Oct 2019	3,000,460	(53,317)
			$7,979,917	$92,612
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	23	Sep 2019	$2,942,203	$26,358
Euro - BTP Italian Government Bond Futures Contracts††	2	Sep 2019	304,800	12,687
Euro - 30 year Bond Futures Contracts	1	Sep 2019	230,664	9,356
Australian Government 10 Year Bond Futures Contracts	11	Sep 2019	1,107,260	5,769
U.S. Treasury Ultra Long Bond Futures Contracts	1	Sep 2019	177,406	5,357
U.S. Treasury Long Bond Futures Contracts	2	Sep 2019	311,000	4,270
Euro - OATS Futures Contracts††	13	Sep 2019	2,437,648	3,320
			$7,510,981	$67,117
Currency Futures Contracts Purchased†
Canadian Dollar Futures Contracts	39	Sep 2019	$2,982,135	$36,090
New Zealand Dollar Futures Contracts	4	Sep 2019	269,080	3,422
British Pound Futures Contracts	7	Sep 2019	557,463	(1,110)
			$3,808,678	$38,402
Equity Futures Contracts Purchased†
FTSE MIB Index Futures Contracts††	1	Sep 2019	$120,337	$3,918
SPI 200 Index Futures Contracts	5	Sep 2019	576,727	3,168
OMX Stockholm 30 Index Futures Contracts	10	Jul 2019	174,804	2,975
CAC 40 10 Euro Index Futures Contracts	4	Jul 2019	251,501	936
S&P/TSX 60 IX Index Futures Contracts	3	Sep 2019	447,410	204
FTSE 100 Index Futures Contracts	1	Sep 2019	93,602	35
NASDAQ-100 Index Mini Futures Contracts	1	Sep 2019	153,875	(13)
Amsterdam Index Futures Contracts	2	Jul 2019	255,004	(85)
S&P 500 Index Mini Futures Contracts	2	Sep 2019	294,325	(179)
Euro STOXX 50 Index Futures Contracts	7	Sep 2019	275,478	(488)
CBOE Volatility Index Futures Contracts	96	Jul 2019	1,533,120	(37,717)
			$4,176,183	$(27,246)
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	102	Aug 2019	$1,715,640	$22,152
CBOE Volatility Index Futures Contracts	55	Sep 2019	943,800	21,452
Tokyo Stock Price Index Futures Contracts	2	Sep 2019	287,821	2,491
Nikkei 225 (OSE) Index Futures Contracts	1	Sep 2019	197,292	(274)
Russell 2000 Index Mini Futures Contracts	1	Sep 2019	78,380	(407)
			$3,222,933	$45,414
Interest Rate Futures Contracts Sold Short†
Euro - Bund Futures Contracts	4	Sep 2019	$785,805	$49
Long Gilt Futures Contracts††	9	Sep 2019	1,489,389	(123)
Canadian Government 10 Year Bond Futures Contracts	10	Sep 2019	1,091,830	(423)
			$3,367,024	$(497)
Currency Futures Contracts Sold Short†
Euro FX Futures Contracts	1	Sep 2019	$143,019	$19
Australian Dollar Futures Contracts	17	Sep 2019	1,196,460	(11,037)
Swiss Franc Futures Contracts	50	Sep 2019	6,447,500	(105,142)
			$7,786,979	$(116,160)

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short†
Live Cattle Futures Contracts	81	Dec 2019	$3,578,580	$54,477
Natural Gas Futures Contracts	35	Sep 2019	811,300	24,341
Natural Gas Futures Contracts	19	Jul 2019	439,470	12,872
Live Cattle Futures Contracts	12	Aug 2019	500,280	5,483
Soybean Meal Futures Contracts	12	Dec 2019	386,640	3,604
Hard Red Winter Wheat Futures Contracts	2	Sep 2019	46,250	1,569
Cotton #2 Futures Contracts	5	May 2020	168,675	894
LME Primary Aluminum Futures Contracts	5	Aug 2019	224,075	(1,278)
LME Lead Futures Contracts	2	Aug 2019	96,542	(1,548)
Silver Futures Contracts	1	Sep 2019	76,775	(2,648)
Coffee ‘C’ Futures Contracts	1	Sep 2019	41,100	(3,041)
LME Nickel Futures Contracts	1	Aug 2019	76,056	(5,173)
Soybean Futures Contracts	9	Nov 2019	415,462	(6,102)
Soybean Oil Futures Contracts	29	Dec 2019	501,642	(9,249)
Low Sulphur Gas Oil Futures Contracts	6	Aug 2019	353,250	(10,835)
NY Harbor ULSD Futures Contracts	4	Jul 2019	324,190	(16,025)
Sugar #11 Futures Contracts	124	Apr 2020	1,888,768	(36,812)
Gasoline RBOB Futures Contracts	14	Jul 2019	1,108,498	(132,453)
			$11,037,553	$(121,924)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	Equity Market Neutral Long Custom Basket Swap[10]	2.78%	At Maturity	08/31/23	$8,228,702	$620,681
Morgan Stanley Capital Services LLC	Long/Short Equity Long Custom Basket Swap[11]	2.78%	At Maturity	08/31/23	6,031,153	204,806
Goldman Sachs International	Long/Short Equity Long Custom Basket Swap[12]	2.83%	At Maturity	05/06/24	6,103,369	137,946
Goldman Sachs International	Equity Market Neutral Long Custom Basket Swap[13]	2.83%	At Maturity	05/06/24	7,714,196	(34,949)
					$28,077,420	$928,484
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	Long/Short Equity Short Custom Basket Swap[14]	(2.08%)	At Maturity	08/31/23	$4,940,378	$(102,717)
Goldman Sachs International	Equity Market Neutral Short Custom Basket Swap[15]	(2.18%)	At Maturity	05/06/24	4,848,606	(57,469)
Goldman Sachs International	Long/Short Equity Short Custom Basket Swap[16]	(2.04%)	At Maturity	05/06/24	7,913,576	130,736
Morgan Stanley Capital Services LLC	Equity Market Neutral Short Custom Basket Swap[17]	(1.95%)	At Maturity	08/31/23	7,940,005	171,771
					$25,642,565	$142,321

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

CUSTOM BASKET OF LONG SECURITIES[10]
American Tower Corp. — Class A	1,828	4.55%	$81,316
Sun Communities, Inc.	3,025	4.72%	64,246
Rexford Industrial Realty, Inc.	8,636	4.24%	57,551
Invitation Homes, Inc.	14,430	4.69%	56,697
Equity LifeStyle Properties, Inc.	2,503	3.69%	51,027
American Homes 4 Rent — Class A	15,377	4.54%	46,790
Americold Realty Trust	15,870	6.25%	44,893
Equinix, Inc.	735	4.50%	44,749
Crown Castle International Corp.	3,247	5.14%	44,388
Terreno Realty Corp.	5,961	3.55%	42,963
Equity Residential	4,234	3.91%	42,645
HCP, Inc.	9,462	3.68%	41,441
Ventas, Inc.	4,576	3.80%	31,606
MGM Growth Properties LLC — Class A	6,294	2.34%	17,488
Hudson Pacific Properties, Inc.	5,818	2.35%	13,474
InterXion Holding N.V.*	4,684	4.33%	12,785
JBG SMITH Properties	6,184	2.96%	10,574
VICI Properties, Inc.	15,586	4.17%	3,139
Omega Healthcare Investors, Inc.	8,886	3.97%	2,298
CubeSmart	5,971	2.43%	(165)
Annaly Capital Management, Inc.	27,753	3.08%	(297)
Blackstone Mortgage Trust, Inc. — Class A	5,889	2.55%	(3,009)
Federal Realty Investment Trust	1,908	2.99%	(4,131)
Four Corners Property Trust, Inc.	6,843	2.27%	(5,292)
Cousins Properties, Inc.	4,684	2.06%	(5,513)
Iron Mountain, Inc.	7,687	2.92%	(15,781)
Sunstone Hotel Investors, Inc.	10,652	1.77%	(25,461)
Pebblebrook Hotel Trust	7,459	2.55%	(29,740)
Total Custom Basket of Long Securities			620,681

CUSTOM BASKET OF SHORT SECURITIES[17]
Tanger Factory Outlet Centers, Inc.	(13,904)	(2.85%)	85,354
Washington Prime Group, Inc.	(39,533)	(1.90%)	63,259
Ashford Hospitality Trust, Inc.	(19,599)	(0.73%)	44,778
Brandywine Realty Trust	(16,686)	(3.01%)	36,785
Hospitality Properties Trust	(10,855)	(3.42%)	34,817
SL Green Realty Corp.	(2,157)	(2.18%)	22,569
Hersha Hospitality Trust	(13,198)	(2.75%)	22,299
Physicians Realty Trust	(15,813)	(3.47%)	22,014
Vanguard Real Estate ETF	(5,148)	(5.67%)	13,472
Xenia Hotels & Resorts, Inc.	(13,455)	(3.53%)	13,425
Lennar Corp. — Class A	(1,919)	(1.17%)	6,586
Vornado Realty Trust	(3,688)	(2.98%)	6,581
Healthcare Realty Trust, Inc.	(6,195)	(2.44%)	5,199
Apollo Commercial Real Estate Finance, Inc.	(11,288)	(2.61%)	3,146
Digital Realty Trust, Inc.	(2,630)	(3.90%)	762
PulteGroup, Inc.	(3,134)	(1.25%)	708
Piedmont Office Realty Trust, Inc. — Class A	(15,445)	(3.88%)	598
Cushman & Wakefield plc*	(10,969)	(2.47%)	541
Brixmor Property Group, Inc.	(10,151)	(2.29%)	(699)
Kimco Realty Corp.	(13,617)	(3.17%)	(2,183)
CyrusOne, Inc.	(2,993)	(2.18%)	(2,993)
VEREIT, Inc.	(28,460)	(3.23%)	(5,989)
CBRE Group, Inc. — Class A*	(3,984)	(2.57%)	(6,116)
iShares U.S. Real Estate ETF	(15,299)	(16.82%)	(12,200)
Marriott International, Inc. — Class A	(2,218)	(3.92%)	(18,516)
Independence Realty Trust, Inc.	(18,732)	(2.73%)	(22,056)
NexPoint Residential Trust, Inc.	(5,607)	(2.92%)	(23,408)
Hilton Worldwide Holdings, Inc.	(1,682)	(2.07%)	(27,067)
Prologis, Inc.	(3,432)	(3.46%)	(27,491)
PS Business Parks, Inc.	(2,086)	(4.43%)	(62,404)
Total Custom Basket of Short Securities			171,771

CUSTOM BASKET OF LONG SECURITIES[11]
Kimberly-Clark Corp.	483	1.06%	12,966
Pilgrim’s Pride Corp.*	1,776	0.75%	12,349
Tyson Foods, Inc. — Class A	589	0.79%	12,029
Omnicom Group, Inc.	923	1.25%	11,657
Merck & Company, Inc.	826	1.15%	10,136
Portland General Electric Co.	1,224	1.10%	9,764
Pinnacle West Capital Corp.	714	1.11%	9,629
Kinder Morgan, Inc.	3,709	1.28%	9,296
Delek US Holdings, Inc.	1,174	0.79%	9,116
TEGNA, Inc.	2,489	0.63%	8,942
Baxter International, Inc.	529	0.72%	8,887
CSX Corp.	576	0.74%	8,169

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

AES Corp.	2,350	0.65%	$7,755
Norfolk Southern Corp.	195	0.64%	7,716
ONEOK, Inc.	1,047	1.19%	7,696
Apartment Investment & Management Co. — Class A	1,516	1.26%	7,535
Zimmer Biomet Holdings, Inc.	467	0.91%	7,475
Casey’s General Stores, Inc.	234	0.61%	7,388
Allergan plc	254	0.71%	7,319
Cummins, Inc.	243	0.69%	7,178
World Fuel Services Corp.	984	0.59%	6,655
FirstEnergy Corp.	1,200	0.85%	6,600
McKesson Corp.	555	1.24%	6,102
Skyworks Solutions, Inc.	553	0.71%	5,501
AT&T, Inc.	1,402	0.78%	5,483
Discovery, Inc. — Class A*	1,801	0.92%	5,107
CVR Energy, Inc.	525	0.44%	5,012
JetBlue Airways Corp.*	2,973	0.91%	4,961
Chevron Corp.	622	1.28%	4,950
Medtronic plc	744	1.20%	4,624
Delta Air Lines, Inc.	1,025	0.96%	4,552
Kansas City Southern	199	0.40%	4,432
Bio-Rad Laboratories, Inc. — Class A*	106	0.55%	4,331
Oshkosh Corp.	327	0.45%	4,326
Facebook, Inc. — Class A*	82	0.26%	4,230
Medical Properties Trust, Inc.	3,541	1.02%	4,158
Post Holdings, Inc.*	310	0.53%	3,976
Exelon Corp.	845	0.67%	3,971
ManpowerGroup, Inc.	267	0.43%	3,887
AMERCO	98	0.62%	3,740
Flowers Foods, Inc.	789	0.30%	3,527
Integer Holdings Corp.*	314	0.44%	3,448
Verizon Communications, Inc.	1,100	1.04%	3,189
SkyWest, Inc.	357	0.36%	3,130
JM Smucker Co.	191	0.36%	3,040
Hill-Rom Holdings, Inc.	365	0.63%	3,006
Hologic, Inc.*	936	0.75%	2,965
Pfizer, Inc.	1,568	1.13%	2,822
Jazz Pharmaceuticals plc*	201	0.48%	2,733
Colgate-Palmolive Co.	488	0.58%	2,668
Hartford Financial Services Group, Inc.	283	0.26%	2,667
Caterpillar, Inc.	220	0.50%	2,561
United Parcel Service, Inc. — Class B	443	0.76%	2,558
US Foods Holding Corp.*	509	0.30%	2,530
Huntington Ingalls Industries, Inc.	115	0.43%	2,517
Oracle Corp.	280	0.26%	2,503
MetLife, Inc.	316	0.26%	2,406
Prudential Financial, Inc.	151	0.25%	2,374
Marathon Petroleum Corp.	719	0.67%	2,324
Philip Morris International, Inc.	467	0.61%	2,234
Williams Companies, Inc.	2,558	1.19%	2,218
Sysco Corp.	483	0.57%	2,217
Becton Dickinson and Co.	178	0.74%	2,121
AmerisourceBergen Corp. — Class A	475	0.67%	2,089
Agilent Technologies, Inc.	281	0.35%	1,923
PACCAR, Inc.	352	0.42%	1,918
Kennametal, Inc.	796	0.49%	1,861
Equity Commonwealth	2,356	1.27%	1,838
Gilead Sciences, Inc.	990	1.11%	1,737
Textron, Inc.	567	0.50%	1,644
JPMorgan Chase & Co.	135	0.25%	1,575
Allison Transmission Holdings, Inc.	1,101	0.85%	1,495
Marten Transport Ltd.	1,119	0.34%	1,482
Abbott Laboratories	260	0.36%	1,460
CVS Health Corp.	987	0.89%	1,400
Assured Guaranty Ltd.	409	0.29%	1,400
Valero Energy Corp.	611	0.87%	1,332
Avnet, Inc.	393	0.29%	1,309
Landstar System, Inc.	355	0.64%	1,250
Alaska Air Group, Inc.	556	0.59%	1,202
Forward Air Corp.	414	0.41%	1,201
Knight-Swift Transportation Holdings, Inc.	1,211	0.66%	1,136
Diodes, Inc.*	450	0.27%	1,130
Constellation Brands, Inc. — Class A	111	0.36%	1,107
Biogen, Inc.*	152	0.59%	1,099
General Mills, Inc.	517	0.45%	1,092
Parker-Hannifin Corp.	203	0.57%	1,077
John Wiley & Sons, Inc. — Class A	756	0.57%	1,026
Clorox Co.	211	0.54%	1,004
Northern Trust Corp.	161	0.24%	996
Cheniere Energy, Inc.*	399	0.45%	895
News Corp. — Class A	1,414	0.32%	857
Old Dominion Freight Line, Inc.	134	0.33%	816
Alphabet, Inc. — Class C*	26	0.47%	812
Alexion Pharmaceuticals, Inc.*	154	0.33%	737
Cogent Communications Holdings, Inc.	670	0.66%	687
Ameren Corp.	726	0.90%	679
Laboratory Corporation of America Holdings*	90	0.26%	584

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Masco Corp.	483	0.31%	$580
Procter & Gamble Co.	187	0.34%	578
Johnson & Johnson	289	0.67%	465
Southwest Airlines Co.	928	0.78%	458
Saia, Inc.*	505	0.54%	458
PepsiCo, Inc.	361	0.78%	445
United Continental Holdings, Inc.*	491	0.71%	376
Southern Co.	278	0.25%	362
Phillips 66	593	0.92%	332
Shenandoah Telecommunications Co.	1,141	0.73%	309
Activision Blizzard, Inc.	474	0.37%	97
HCP, Inc.	1,644	0.87%	90
Deluxe Corp.	605	0.41%	9
Darling Ingredients, Inc.*	2,249	0.74%	(8)
Host Hotels & Resorts, Inc.	925	0.28%	(36)
Macquarie Infrastructure Corp.	382	0.26%	(105)
Echo Global Logistics, Inc.*	1,121	0.39%	(106)
PPL Corp.	1,825	0.94%	(276)
OGE Energy Corp.	896	0.63%	(314)
Westlake Chemical Corp.	278	0.32%	(481)
Comcast Corp. — Class A	512	0.36%	(484)
TrueBlue, Inc.*	875	0.32%	(657)
Innoviva, Inc.*	1,456	0.35%	(672)
Vonage Holdings Corp.*	1,297	0.24%	(712)
Domtar Corp.	408	0.30%	(713)
B&G Foods, Inc.	770	0.27%	(1,062)
Meredith Corp.	506	0.46%	(1,111)
Molson Coors Brewing Co. — Class B	916	0.85%	(1,208)
Amgen, Inc.	387	1.18%	(1,278)
Waters Corp.*	104	0.37%	(1,334)
Exxon Mobil Corp.	991	1.26%	(1,402)
Targa Resources Corp.	646	0.42%	(1,550)
InterDigital, Inc.	224	0.24%	(1,856)
Lear Corp.	152	0.35%	(1,926)
J.B. Hunt Transport Services, Inc.	386	0.59%	(2,033)
Central Garden & Pet Co. — Class A*	644	0.26%	(2,098)
Cal-Maine Foods, Inc.	992	0.69%	(2,106)
Cinemark Holdings, Inc.	629	0.38%	(2,113)
NRG Energy, Inc.	419	0.24%	(2,295)
ATN International, Inc.	481	0.46%	(2,357)
Werner Enterprises, Inc.	1,098	0.57%	(2,575)
MSG Networks, Inc. — Class A*	1,637	0.56%	(2,630)
Hospitality Properties Trust	1,027	0.43%	(2,673)
AMC Networks, Inc. — Class A*	850	0.77%	(2,675)
Summit Hotel Properties, Inc.	1,549	0.29%	(2,759)
Cardinal Health, Inc.	818	0.64%	(2,773)
Heartland Express, Inc.	1,911	0.57%	(2,971)
National Fuel Gas Co.	1,204	1.05%	(3,347)
New Media Investment Group, Inc.	1,579	0.25%	(3,355)
Vishay Intertechnology, Inc.	937	0.26%	(3,523)
Walgreens Boots Alliance, Inc.	288	0.26%	(3,671)
PBF Energy, Inc. — Class A	904	0.47%	(4,194)
Vector Group Ltd.	3,184	0.51%	(4,202)
Unit Corp.*	2,168	0.32%	(4,493)
Scholastic Corp.	943	0.52%	(4,706)
Nu Skin Enterprises, Inc. — Class A	323	0.26%	(5,788)
Kraft Heinz Co.	637	0.33%	(6,199)
Schneider National, Inc. — Class B	2,015	0.61%	(6,356)
HollyFrontier Corp.	1,157	0.89%	(6,985)
Kroger Co.	1,406	0.51%	(7,060)
Ingredion, Inc.	721	0.99%	(7,318)
Herbalife Nutrition Ltd.*	706	0.50%	(7,965)
Lions Gate Entertainment Corp. — Class A	1,557	0.32%	(8,949)
Mylan N.V.*	765	0.24%	(9,164)
Renewable Energy Group, Inc.*	1,403	0.37%	(10,506)
Archer-Daniels-Midland Co.	1,764	1.19%	(13,412)
FedEx Corp.	447	1.22%	(14,419)
Total Custom Basket of Long Securities			204,806

CUSTOM BASKET OF SHORT SECURITIES[14]
National Oilwell Varco, Inc.	(1,361)	(0.62%)	33,808
Core Laboratories N.V.	(541)	(0.58%)	17,041
Texas Roadhouse, Inc. — Class A	(610)	(0.66%)	9,325
Commercial Metals Co.	(2,312)	(0.84%)	8,670
Old National Bancorp	(3,049)	(1.02%)	7,156
Palo Alto Networks, Inc.*	(184)	(0.76%)	6,055
Associated Banc-Corp.	(945)	(0.40%)	5,774
Valley National Bancorp	(5,427)	(1.18%)	5,745
Compass Minerals International, Inc.	(504)	(0.56%)	4,306
Balchem Corp.	(388)	(0.79%)	4,287
New York Community Bancorp, Inc.	(2,274)	(0.46%)	4,171
Southern Copper Corp.	(1,056)	(0.83%)	3,724
Monolithic Power Systems, Inc.	(233)	(0.64%)	3,283

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

People’s United Financial, Inc.	(1,895)	(0.64%)	$3,278
Nutanix, Inc. — Class A*	(268)	(0.14%)	3,121
salesforce.com, Inc.*	(335)	(1.03%)	2,831
Glacier Bancorp, Inc.	(551)	(0.45%)	2,829
Concho Resources, Inc.	(301)	(0.63%)	2,629
Empire State Realty Trust, Inc. — Class A	(2,549)	(0.76%)	2,603
FireEye, Inc.*	(1,165)	(0.35%)	2,440
RPM International, Inc.	(361)	(0.45%)	2,307
Paychex, Inc.	(386)	(0.64%)	1,970
Hudson Pacific Properties, Inc.	(1,481)	(1.00%)	1,927
Brandywine Realty Trust	(1,594)	(0.46%)	1,920
CVB Financial Corp.	(1,642)	(0.70%)	1,876
Autodesk, Inc.*	(170)	(0.56%)	1,862
Allegheny Technologies, Inc.*	(1,551)	(0.79%)	1,788
Agree Realty Corp.	(802)	(1.04%)	1,745
New Residential Investment Corp.	(1,299)	(0.40%)	1,593
Amazon.com, Inc.*	(11)	(0.42%)	1,310
Alarm.com Holdings, Inc.*	(167)	(0.18%)	1,267
Kaiser Aluminum Corp.	(204)	(0.40%)	1,248
CNO Financial Group, Inc.	(1,021)	(0.34%)	1,216
Rollins, Inc.	(636)	(0.46%)	1,048
First Republic Bank	(251)	(0.50%)	989
Sensient Technologies Corp.	(246)	(0.37%)	921
DocuSign, Inc.*	(189)	(0.19%)	913
BOK Financial Corp.	(448)	(0.68%)	845
Fortive Corp.	(522)	(0.86%)	832
Federal Realty Investment Trust	(116)	(0.30%)	537
Diamondback Energy, Inc.	(275)	(0.61%)	422
First Financial Bankshares, Inc.	(1,170)	(0.73%)	392
American Campus Communities, Inc.	(345)	(0.32%)	368
CoreSite Realty Corp.	(131)	(0.31%)	366
Healthcare Realty Trust, Inc.	(507)	(0.32%)	357
MongoDB, Inc.*	(63)	(0.19%)	346
Tyler Technologies, Inc.*	(128)	(0.56%)	267
NewMarket Corp.	(96)	(0.78%)	216
WesBanco, Inc.	(403)	(0.31%)	197
Equity Residential	(232)	(0.36%)	179
Guidewire Software, Inc.*	(454)	(0.93%)	165
ServiceNow, Inc.*	(36)	(0.20%)	116
WP Carey, Inc.	(310)	(0.51%)	92
Twilio, Inc. — Class A*	(73)	(0.20%)	50
Columbia Financial, Inc.*	(1,023)	(0.31%)	30
MercadoLibre, Inc.*	(16)	(0.20%)	28
Livent Corp.*	(1)	0.00%	4
			Value and Unrealized Depreciation
HubSpot, Inc.*	(58)	(0.20%)	(1)
BankUnited, Inc.	(791)	(0.54%)	(13)
Elastic N.V.*	(133)	(0.20%)	(24)
Workday, Inc. — Class A*	(48)	(0.20%)	(27)
VeriSign, Inc.*	(48)	(0.20%)	(55)
Trade Desk, Inc. — Class A*	(44)	(0.20%)	(58)
PTC, Inc.*	(489)	(0.89%)	(76)
Blackline, Inc.*	(187)	(0.20%)	(113)
NIKE, Inc. — Class B	(182)	(0.31%)	(160)
Paylocity Holding Corp.*	(107)	(0.20%)	(204)
Anaplan, Inc.*	(199)	(0.20%)	(208)
Okta, Inc.*	(82)	(0.21%)	(212)
Q2 Holdings, Inc.*	(133)	(0.21%)	(217)
Dominion Energy, Inc.	(1,186)	(1.86%)	(225)
RingCentral, Inc. — Class A*	(89)	(0.21%)	(231)
Zendesk, Inc.*	(113)	(0.20%)	(246)
Everbridge, Inc.*	(111)	(0.20%)	(263)
Veeva Systems, Inc. — Class A*	(64)	(0.21%)	(342)
Aspen Technology, Inc.*	(82)	(0.21%)	(343)
Paycom Software, Inc.*	(46)	(0.21%)	(364)
Zscaler, Inc.*	(135)	(0.21%)	(403)
Atlassian Corporation plc — Class A*	(79)	(0.21%)	(422)
PayPal Holdings, Inc.*	(311)	(0.72%)	(422)
Alteryx, Inc. — Class A*	(96)	(0.21%)	(445)
Avalara, Inc.*	(143)	(0.21%)	(452)
Marsh & McLennan Companies, Inc.	(184)	(0.37%)	(462)
Chegg, Inc.*	(268)	(0.21%)	(479)
Washington Federal, Inc.	(600)	(0.42%)	(498)
Coupa Software, Inc.*	(83)	(0.21%)	(514)
Blackstone Mortgage Trust, Inc. — Class A	(685)	(0.49%)	(531)
American Water Works Company, Inc.	(158)	(0.37%)	(557)
STORE Capital Corp.	(1,220)	(0.82%)	(562)
South Jersey Industries, Inc.	(1,407)	(0.96%)	(577)
Universal Display Corp.	(56)	(0.21%)	(600)
Welltower, Inc.	(426)	(0.70%)	(617)
Douglas Emmett, Inc.	(906)	(0.73%)	(666)
Signature Bank	(155)	(0.38%)	(685)
SPS Commerce, Inc.*	(183)	(0.38%)	(699)
MFA Financial, Inc.	(2,802)	(0.41%)	(727)
Marriott Vacations Worldwide Corp.	(275)	(0.54%)	(788)
Proofpoint, Inc.*	(231)	(0.56%)	(789)
American Tower Corp. — Class A	(158)	(0.65%)	(801)
Extra Space Storage, Inc.	(203)	(0.44%)	(846)
Appfolio, Inc. — Class A*	(205)	(0.42%)	(855)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

CubeSmart	(730)	(0.49%)	$(939)
Intercontinental Exchange, Inc.	(200)	(0.35%)	(948)
Sun Communities, Inc.	(611)	(1.59%)	(957)
Fair Isaac Corp.*	(52)	(0.33%)	(968)
Axis Capital Holdings Ltd.	(288)	(0.35%)	(1,069)
Avery Dennison Corp.	(182)	(0.43%)	(1,113)
Redwood Trust, Inc.	(1,517)	(0.51%)	(1,125)
McDonald’s Corp.	(134)	(0.56%)	(1,132)
CoStar Group, Inc.*	(60)	(0.67%)	(1,267)
Adobe, Inc.*	(118)	(0.70%)	(1,333)
Atmos Energy Corp.	(195)	(0.42%)	(1,422)
Cintas Corp.	(136)	(0.65%)	(1,486)
PPG Industries, Inc.	(180)	(0.43%)	(1,531)
Reliance Steel & Aluminum Co.	(218)	(0.42%)	(1,563)
NextEra Energy, Inc.	(161)	(0.67%)	(1,638)
Camden Property Trust	(375)	(0.79%)	(1,675)
Sherwin-Williams Co.	(52)	(0.48%)	(1,713)
Advanced Micro Devices, Inc.*	(564)	(0.35%)	(1,787)
Microchip Technology, Inc.	(398)	(0.70%)	(1,793)
Crown Castle International Corp.	(452)	(1.19%)	(1,873)
Schlumberger Ltd.	(1,586)	(1.28%)	(1,882)
Capitol Federal Financial, Inc.	(3,571)	(1.00%)	(2,000)
Realty Income Corp.	(939)	(1.31%)	(2,004)
CyrusOne, Inc.	(370)	(0.43%)	(2,036)
American Homes 4 Rent — Class A	(1,152)	(0.57%)	(2,172)
Pacific Premier Bancorp, Inc.	(759)	(0.47%)	(2,270)
First Industrial Realty Trust, Inc.	(764)	(0.57%)	(2,315)
KAR Auction Services, Inc.	(565)	(0.29%)	(2,340)
IAA, Inc.*	(565)	(0.44%)	(2,550)
Dunkin’ Brands Group, Inc.	(318)	(0.51%)	(2,557)
Essex Property Trust, Inc.	(61)	(0.36%)	(2,689)
International Flavors & Fragrances, Inc.	(313)	(0.92%)	(2,905)
Arthur J Gallagher & Co.	(291)	(0.52%)	(3,021)
Alexandria Real Estate Equities, Inc.	(271)	(0.77%)	(3,167)
Liberty Property Trust	(1,503)	(1.52%)	(3,186)
Vulcan Materials Co.	(136)	(0.38%)	(3,261)
Martin Marietta Materials, Inc.	(105)	(0.49%)	(3,296)
WR Grace & Co.	(912)	(1.40%)	(3,456)
Wingstop, Inc.	(330)	(0.63%)	(3,527)
UDR, Inc.	(787)	(0.72%)	(3,615)
Linde plc	(105)	(0.43%)	(3,645)
Invitation Homes, Inc.	(1,121)	(0.61%)	(3,745)
			Value and Unrealized Appreciation (Depreciation)

Wyndham Hotels & Resorts, Inc.	(750)	(0.85%)	(3,849)
RLI Corp.	(502)	(0.87%)	(4,381)
MarketAxess Holdings, Inc.	(58)	(0.38%)	(4,531)
Equinix, Inc.	(77)	(0.79%)	(4,943)
IHS Markit Ltd.*	(1,032)	(1.33%)	(4,945)
Costco Wholesale Corp.	(169)	(0.90%)	(4,957)
Americold Realty Trust	(1,622)	(1.06%)	(4,991)
Woodward, Inc.	(280)	(0.64%)	(5,233)
Pegasystems, Inc.	(771)	(1.11%)	(5,252)
Bright Horizons Family Solutions, Inc.*	(199)	(0.61%)	(5,289)
Everest Re Group Ltd.	(175)	(0.88%)	(5,448)
Ball Corp.	(518)	(0.73%)	(6,079)
TransDigm Group, Inc.*	(152)	(1.49%)	(6,112)
EastGroup Properties, Inc.	(499)	(1.17%)	(6,174)
TransUnion	(844)	(1.26%)	(6,199)
Pool Corp.	(167)	(0.65%)	(6,527)
Materion Corp.	(594)	(0.82%)	(6,686)
SBA Communications Corp.*	(321)	(1.46%)	(7,171)
Scotts Miracle-Gro Co. — Class A	(384)	(0.77%)	(7,879)
Equity LifeStyle Properties, Inc.	(365)	(0.90%)	(8,832)
AptarGroup, Inc.	(538)	(1.35%)	(10,478)
Terreno Realty Corp.	(1,119)	(1.11%)	(11,417)
Air Products & Chemicals, Inc.	(202)	(0.93%)	(11,527)
Rexford Industrial Realty, Inc.	(2,000)	(1.63%)	(11,852)
Total Custom Basket of Short Securities			(102,717)

CUSTOM BASKET OF LONG SECURITIES[12]
Allergan plc	255	0.71%	11,369
HollyFrontier Corp.	1,158	0.88%	6,671
Marathon Petroleum Corp.	719	0.66%	5,831
Delek US Holdings, Inc.	1,175	0.78%	5,781
Valero Energy Corp.	611	0.86%	5,652
Phillips 66	594	0.91%	5,245
PBF Energy, Inc. — Class A	904	0.46%	4,610
Amgen, Inc.	387	1.17%	3,738
ONEOK, Inc.	1,048	1.18%	3,238
Discovery, Inc. — Class A*	1,802	0.91%	3,117
Kennametal, Inc.	796	0.48%	3,017
Jazz Pharmaceuticals plc*	201	0.47%	2,816
CVR Energy, Inc.	525	0.43%	2,798
World Fuel Services Corp.	984	0.58%	2,745
Becton Dickinson and Co.	178	0.73%	2,668
Allison Transmission Holdings, Inc.	1,101	0.84%	2,642
Renewable Energy Group, Inc.*	1,403	0.36%	2,624

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Saia, Inc.*	505	0.54%	$2,545
Omnicom Group, Inc.	923	1.24%	2,529
Textron, Inc.	567	0.49%	2,483
News Corp. — Class A	1,415	0.31%	2,391
Medicines Co.*	890	0.53%	2,391
United Continental Holdings, Inc.*	491	0.70%	2,347
Landstar System, Inc.	356	0.63%	2,257
Casey’s General Stores, Inc.	235	0.60%	2,256
Baxter International, Inc.	530	0.71%	2,253
Knight-Swift Transportation Holdings, Inc.	1,212	0.65%	2,157
Alexion Pharmaceuticals, Inc.*	155	0.33%	2,145
FedEx Corp.	447	1.20%	2,123
Meredith Corp.	506	0.46%	2,049
Chevron Corp.	623	1.27%	2,037
Cardinal Health, Inc.	819	0.63%	2,015
RMR Group, Inc. — Class A	711	0.55%	1,990
Caterpillar, Inc.	220	0.49%	1,982
Integer Holdings Corp.*	315	0.43%	1,972
AT&T, Inc.	1,402	0.77%	1,963
Westlake Chemical Corp.	279	0.32%	1,931
Delta Air Lines, Inc.	1,026	0.95%	1,919
Skyworks Solutions, Inc.	553	0.70%	1,825
Huntington Ingalls Industries, Inc.	116	0.43%	1,795
Exxon Mobil Corp.	992	1.25%	1,776
Bio-Rad Laboratories, Inc. — Class A*	107	0.55%	1,760
Werner Enterprises, Inc.	1,099	0.56%	1,758
Alaska Air Group, Inc.	556	0.58%	1,751
Cummins, Inc.	244	0.68%	1,740
Oshkosh Corp.	327	0.45%	1,733
Ingredion, Inc.	721	0.97%	1,629
Gilead Sciences, Inc.	990	1.10%	1,445
United Parcel Service, Inc. — Class B	443	0.75%	1,444
Unit Corp.*	2,169	0.32%	1,432
J.B. Hunt Transport Services, Inc.	386	0.58%	1,351
Agilent Technologies, Inc.	282	0.35%	1,292
Molson Coors Brewing Co. — Class B	917	0.84%	1,256
Facebook, Inc. — Class A*	82	0.26%	1,222
Mylan N.V.*	766	0.24%	1,172
Old Dominion Freight Line, Inc.	135	0.33%	1,150
Diodes, Inc.*	451	0.27%	1,114
Archer-Daniels-Midland Co.	1,764	1.18%	1,111
ManpowerGroup, Inc.	268	0.42%	1,091
Williams Companies, Inc.	2,558	1.18%	1,049
Pfizer, Inc.	1,568	1.11%	1,019
Darling Ingredients, Inc.*	2,250	0.73%	1,013
McKesson Corp.	556	1.22%	995
Innoviva, Inc.*	1,456	0.35%	932
Cheniere Energy, Inc.*	399	0.45%	918
AES Corp.	2,351	0.65%	893
Oracle Corp.	281	0.26%	851
Abbott Laboratories	260	0.36%	775
Waters Corp.*	105	0.37%	772
HCP, Inc.	1,645	0.86%	740
PPL Corp.	1,826	0.93%	730
Biogen, Inc.*	152	0.58%	728
Merck & Company, Inc.	827	1.14%	719
PACCAR, Inc.	353	0.41%	660
Masco Corp.	484	0.31%	629
Vishay Intertechnology, Inc.	937	0.25%	628
Parker-Hannifin Corp.	203	0.57%	595
Domtar Corp.	408	0.30%	583
TEGNA, Inc.	2,490	0.62%	573
Laboratory Corporation of America Holdings*	91	0.26%	572
Schneider National, Inc. — Class B	2,016	0.60%	564
TrueBlue, Inc.*	876	0.32%	552
Cal-Maine Foods, Inc.	993	0.68%	546
Comcast Corp. — Class A	512	0.35%	543
Shenandoah Telecommunications Co.	1,142	0.72%	537
Kansas City Southern	200	0.40%	526
Echo Global Logistics, Inc.*	1,121	0.38%	516
Walgreens Boots Alliance, Inc.	288	0.26%	516
CVS Health Corp.	987	0.88%	513
Kraft Heinz Co.	637	0.32%	510
Targa Resources Corp.	646	0.42%	504
John Wiley & Sons, Inc. — Class A	756	0.57%	431
SkyWest, Inc.	358	0.36%	408
Lear Corp.	153	0.35%	404
Hospitality Properties Trust	1,027	0.42%	401
Kinder Morgan, Inc.	3,709	1.27%	371
Northern Trust Corp.	161	0.24%	357
MetLife, Inc.	317	0.26%	355
Verizon Communications, Inc.	1,101	1.03%	330
Hill-Rom Holdings, Inc.	366	0.63%	329
Hartford Financial Services Group, Inc.	283	0.26%	291
Marten Transport Ltd.	1,119	0.33%	291
Avnet, Inc.	394	0.29%	276

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Forward Air Corp.	414	0.40%	$261
AmerisourceBergen Corp. — Class A	475	0.66%	257
Hologic, Inc.*	937	0.74%	244
NRG Energy, Inc.	419	0.24%	239
Activision Blizzard, Inc.	474	0.37%	237
Constellation Brands, Inc. — Class A	112	0.36%	222
Flowers Foods, Inc.	789	0.30%	213
Southern Co.	278	0.25%	203
Scholastic Corp.	944	0.51%	198
Prudential Financial, Inc.	152	0.25%	192
Southwest Airlines Co.	928	0.77%	186
Philip Morris International, Inc.	468	0.60%	183
JPMorgan Chase & Co.	135	0.25%	151
MSG Networks, Inc. — Class A*	1,638	0.56%	147
Ameren Corp.	727	0.89%	131
General Mills, Inc.	518	0.45%	78
FirstEnergy Corp.	1,201	0.84%	72
Norfolk Southern Corp.	196	0.64%	71
Assured Guaranty Ltd.	410	0.28%	62
Portland General Electric Co.	1,225	1.09%	61
Alphabet, Inc. — Class C*	26	0.46%	57
Procter & Gamble Co.	187	0.34%	50
AMC Networks, Inc. — Class A*	851	0.76%	(85)
Medtronic plc	745	1.19%	(127)
Johnson & Johnson	289	0.66%	(145)
Macquarie Infrastructure Corp.	383	0.25%	(146)
InterDigital, Inc.	224	0.24%	(188)
Deluxe Corp.	606	0.40%	(200)
National Fuel Gas Co.	1,205	1.04%	(241)
OGE Energy Corp.	896	0.62%	(305)
Host Hotels & Resorts, Inc.	926	0.28%	(333)
New Media Investment Group, Inc.	1,579	0.24%	(347)
Central Garden & Pet Co. — Class A*	644	0.26%	(348)
Nu Skin Enterprises, Inc. — Class A	323	0.26%	(397)
Summit Hotel Properties, Inc.	1,549	0.29%	(418)
Vonage Holdings Corp.*	1,297	0.24%	(519)
US Foods Holding Corp.*	509	0.30%	(519)
Post Holdings, Inc.*	311	0.53%	(519)
Cogent Communications Holdings, Inc.	670	0.65%	(603)
Clorox Co.	212	0.53%	(640)
Kimberly-Clark Corp.	484	1.06%	(644)
CSX Corp.	577	0.73%	(710)
Herbalife Nutrition Ltd.*	706	0.49%	(713)
PepsiCo, Inc.	361	0.78%	(747)
Colgate-Palmolive Co.	488	0.57%	(810)
Cinemark Holdings, Inc.	630	0.37%	(813)
Tyson Foods, Inc. — Class A	589	0.78%	(925)
Sysco Corp.	483	0.56%	(985)
Exelon Corp.	845	0.66%	(1,073)
AMERCO	98	0.61%	(1,250)
Heartland Express, Inc.	1,911	0.57%	(1,261)
Zimmer Biomet Holdings, Inc.	468	0.90%	(1,282)
JM Smucker Co.	192	0.36%	(1,521)
Apartment Investment & Management Co. — Class A	1,517	1.25%	(1,532)
Pinnacle West Capital Corp.	714	1.10%	(1,642)
B&G Foods, Inc.	771	0.26%	(1,673)
JetBlue Airways Corp.*	2,973	0.90%	(1,784)
Lions Gate Entertainment Corp. — Class A	1,558	0.31%	(1,792)
Medical Properties Trust, Inc.	3,541	1.01%	(2,054)
Vector Group Ltd.	3,185	0.51%	(2,070)
ATN International, Inc.	482	0.46%	(2,212)
Equity Commonwealth	2,356	1.26%	(2,521)
Pilgrim’s Pride Corp.*	1,776	0.74%	(2,913)
Kroger Co.	1,407	0.50%	(4,151)
Total Custom Basket of Long Securities			137,946

CUSTOM BASKET OF SHORT SECURITIES[15]
Realty Income Corp.	(940)	(1.35%)	3,063
Alexandria Real Estate Equities, Inc.	(272)	(0.79%)	2,703
Crown Castle International Corp.	(452)	(1.22%)	2,508
International Flavors & Fragrances, Inc.	(314)	(0.94%)	2,217
Agree Realty Corp.	(802)	(1.06%)	1,917
Paychex, Inc.	(387)	(0.66%)	1,842
Brandywine Realty Trust	(1,595)	(0.47%)	1,643
Hudson Pacific Properties, Inc.	(1,481)	(1.02%)	1,525
STORE Capital Corp.	(1,220)	(0.84%)	1,452
WP Carey, Inc.	(311)	(0.52%)	1,154
Advanced Micro Devices, Inc.*	(565)	(0.35%)	1,153
Empire State Realty Trust, Inc. — Class A	(2,549)	(0.78%)	1,122

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Rollins, Inc.	(637)	(0.47%)	$1,064
Douglas Emmett, Inc.	(907)	(0.75%)	943
SPS Commerce, Inc.*	(184)	(0.39%)	913
New York Community Bancorp, Inc.	(2,275)	(0.47%)	910
UDR, Inc.	(787)	(0.73%)	905
Compass Minerals International, Inc.	(505)	(0.57%)	853
CyrusOne, Inc.	(371)	(0.44%)	824
RLI Corp.	(502)	(0.89%)	818
MarketAxess Holdings, Inc.	(58)	(0.38%)	729
American Tower Corp. — Class A	(159)	(0.67%)	719
Sherwin-Williams Co.	(53)	(0.50%)	667
Extra Space Storage, Inc.	(204)	(0.45%)	614
CVB Financial Corp.	(1,642)	(0.71%)	558
Nutanix, Inc. — Class A*	(269)	(0.14%)	508
Healthcare Realty Trust, Inc.	(508)	(0.33%)	508
BOK Financial Corp.	(449)	(0.70%)	476
American Homes 4 Rent — Class A	(1,153)	(0.58%)	473
CubeSmart	(730)	(0.50%)	460
Tyler Technologies, Inc.*	(129)	(0.57%)	449
Equity Residential	(233)	(0.36%)	438
Essex Property Trust, Inc.	(61)	(0.37%)	432
Equity LifeStyle Properties, Inc.	(366)	(0.92%)	414
Texas Roadhouse, Inc. — Class A	(610)	(0.68%)	403
NewMarket Corp.	(96)	(0.79%)	395
Marriott Vacations Worldwide Corp.	(275)	(0.55%)	391
Blackstone Mortgage Trust, Inc. — Class A	(685)	(0.50%)	349
Camden Property Trust	(376)	(0.81%)	338
Everest Re Group Ltd.	(175)	(0.89%)	327
Snap, Inc. — Class A*	(666)	(0.20%)	320
Roku, Inc.*	(107)	(0.20%)	298
Wyndham Hotels & Resorts, Inc.	(750)	(0.86%)	293
American Campus Communities, Inc.	(345)	(0.33%)	273
Sun Communities, Inc.	(611)	(1.62%)	269
Dunkin’ Brands Group, Inc.	(319)	(0.52%)	252
Welltower, Inc.	(427)	(0.72%)	248
Woodward, Inc.	(281)	(0.66%)	247
Federal Realty Investment Trust	(116)	(0.31%)	239
Invitation Homes, Inc.	(1,121)	(0.62%)	235
New Relic, Inc.*	(112)	(0.20%)	178
Axis Capital Holdings Ltd.	(288)	(0.35%)	101
			Value and Unrealized Appreciation (Depreciation)

Alarm.com Holdings, Inc.*	(168)	(0.19%)	57
First Republic Bank	(252)	(0.51%)	48
PayPal Holdings, Inc.*	(311)	(0.73%)	44
Capitol Federal Financial, Inc.	(3,571)	(1.01%)	36
Sensient Technologies Corp.	(247)	(0.37%)	35
Autodesk, Inc.*	(232)	(0.78%)	29
PPG Industries, Inc.	(180)	(0.43%)	25
Old National Bancorp	(3,050)	(1.04%)	–
Linde plc	(105)	(0.43%)	(1)
Equinix, Inc.	(78)	(0.81%)	(4)
New Residential Investment Corp.	(1,299)	(0.41%)	(39)
Chimera Investment Corp.	(1,346)	(0.52%)	(40)
Arthur J Gallagher & Co.	(291)	(0.53%)	(41)
CME Group, Inc. — Class A	(51)	(0.20%)	(44)
CoreSite Realty Corp.	(131)	(0.31%)	(47)
Signature Bank	(156)	(0.39%)	(81)
American Water Works Company, Inc.	(158)	(0.38%)	(98)
Mastercard, Inc. — Class A	(38)	(0.21%)	(114)
NIKE, Inc. — Class B	(182)	(0.32%)	(126)
Intuit, Inc.	(38)	(0.20%)	(132)
Visa, Inc. — Class A	(58)	(0.21%)	(144)
Etsy, Inc.*	(163)	(0.21%)	(153)
PROS Holdings, Inc.*	(159)	(0.21%)	(171)
Columbia Financial, Inc.*	(1,024)	(0.32%)	(174)
Intuitive Surgical, Inc.*	(19)	(0.21%)	(175)
AGNC Investment Corp.	(1,476)	(0.51%)	(177)
Align Technology, Inc.*	(37)	(0.21%)	(180)
BankUnited, Inc.	(792)	(0.55%)	(190)
Associated Banc-Corp.	(945)	(0.41%)	(198)
Intercontinental Exchange, Inc.	(200)	(0.35%)	(200)
Glacier Bancorp, Inc.	(551)	(0.46%)	(209)
Fair Isaac Corp.*	(52)	(0.34%)	(214)
MFA Financial, Inc.	(2,803)	(0.42%)	(224)
First Industrial Realty Trust, Inc.	(764)	(0.58%)	(229)
Marsh & McLennan Companies, Inc.	(184)	(0.38%)	(234)
Planet Fitness, Inc. — Class A*	(141)	(0.21%)	(259)
Appfolio, Inc. — Class A*	(106)	(0.22%)	(266)
ABIOMED, Inc.*	(39)	(0.21%)	(305)
Qualys, Inc.*	(117)	(0.21%)	(309)
ANSYS, Inc.*	(50)	(0.21%)	(321)
Amazon.com, Inc.*	(11)	(0.43%)	(329)
DocuSign, Inc.*	(388)	(0.40%)	(334)
Annaly Capital Management, Inc.	(2,726)	(0.51%)	(354)
MSCI, Inc. — Class A	(43)	(0.21%)	(373)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

CoStar Group, Inc.*	(42)	(0.48%)	$(390)
RPM International, Inc.	(361)	(0.45%)	(422)
Pegasystems, Inc.	(772)	(1.13%)	(425)
Five9, Inc.*	(203)	(0.21%)	(440)
FireEye, Inc.*	(1,165)	(0.36%)	(443)
NextEra Energy, Inc.	(162)	(0.68%)	(468)
SBA Communications Corp.*	(321)	(1.49%)	(504)
HealthEquity, Inc.*	(160)	(0.22%)	(504)
Two Harbors Investment Corp.	(1,943)	(0.51%)	(525)
salesforce.com, Inc.*	(336)	(1.05%)	(531)
CNO Financial Group, Inc.	(1,021)	(0.35%)	(531)
LiveRamp Holdings, Inc.*	(215)	(0.21%)	(533)
Microchip Technology, Inc.	(399)	(0.71%)	(543)
Palo Alto Networks, Inc.*	(184)	(0.77%)	(546)
Guardant Health, Inc.*	(121)	(0.22%)	(555)
Atmos Energy Corp.	(196)	(0.43%)	(576)
McDonald’s Corp.	(134)	(0.57%)	(590)
Redwood Trust, Inc.	(1,517)	(0.52%)	(607)
Avery Dennison Corp.	(182)	(0.43%)	(621)
Pacific Premier Bancorp, Inc.	(759)	(0.48%)	(660)
Cintas Corp.	(136)	(0.67%)	(681)
PTC, Inc.*	(490)	(0.91%)	(706)
Concho Resources, Inc.	(302)	(0.64%)	(707)
EastGroup Properties, Inc.	(500)	(1.20%)	(750)
IAA, Inc.*	(565)	(0.45%)	(806)
Liberty Property Trust	(1,504)	(1.55%)	(857)
Pool Corp.	(168)	(0.66%)	(869)
Vulcan Materials Co.	(137)	(0.39%)	(869)
Core Laboratories N.V.	(541)	(0.58%)	(898)
AptarGroup, Inc.	(539)	(1.38%)	(949)
Martin Marietta Materials, Inc.	(106)	(0.50%)	(972)
People’s United Financial, Inc.	(1,896)	(0.66%)	(1,062)
Monolithic Power Systems, Inc.	(233)	(0.65%)	(1,074)
Kaiser Aluminum Corp.	(204)	(0.41%)	(1,108)
WesBanco, Inc.	(404)	(0.32%)	(1,180)
Washington Federal, Inc.	(600)	(0.43%)	(1,194)
Reliance Steel & Aluminum Co.	(219)	(0.43%)	(1,209)
Costco Wholesale Corp.	(170)	(0.93%)	(1,216)
Fortive Corp.	(523)	(0.88%)	(1,234)
National Oilwell Varco, Inc.	(1,362)	(0.62%)	(1,267)
KAR Auction Services, Inc.	(565)	(0.29%)	(1,279)
Balchem Corp.	(388)	(0.80%)	(1,288)
Wingstop, Inc.	(220)	(0.43%)	(1,294)
WR Grace & Co.	(913)	(1.43%)	(1,433)
First Financial Bankshares, Inc.	(1,170)	(0.74%)	(1,474)
Air Products & Chemicals, Inc.	(202)	(0.94%)	(1,479)
			Value and Unrealized Appreciation (Depreciation)

Materion Corp.	(595)	(0.83%)	(1,559)
Adobe, Inc.*	(85)	(0.52%)	(1,586)
Southern Copper Corp.	(1,057)	(0.85%)	(1,733)
Allegheny Technologies, Inc.*	(1,552)	(0.81%)	(1,754)
Rexford Industrial Realty, Inc.	(2,001)	(1.67%)	(1,761)
Ball Corp.	(518)	(0.75%)	(1,839)
Valley National Bancorp	(5,427)	(1.21%)	(1,899)
Scotts Miracle-Gro Co. — Class A	(385)	(0.78%)	(2,114)
Guidewire Software, Inc.*	(555)	(1.16%)	(2,185)
Terreno Realty Corp.	(1,119)	(1.13%)	(2,204)
Bright Horizons Family Solutions, Inc.*	(200)	(0.62%)	(2,508)
TransDigm Group, Inc.*	(152)	(1.52%)	(2,531)
Diamondback Energy, Inc.	(276)	(0.62%)	(2,542)
Proofpoint, Inc.*	(231)	(0.57%)	(2,546)
South Jersey Industries, Inc.	(1,407)	(0.98%)	(2,645)
TransUnion	(844)	(1.28%)	(2,903)
IHS Markit Ltd.*	(1,033)	(1.36%)	(4,215)
Howard Hughes Corp.*	(226)	(0.58%)	(4,746)
Schlumberger Ltd.	(1,587)	(1.30%)	(4,840)
Commercial Metals Co.	(2,312)	(0.85%)	(7,005)
Total Custom Basket of Short Securities			(57,469)

CUSTOM BASKET OF LONG SECURITIES[13]
Ventas, Inc.	4,576	4.06%	17,246
InterXion Holding N.V.*	4,684	4.63%	11,980
Terreno Realty Corp.	5,961	3.79%	11,340
Rexford Industrial Realty, Inc.	8,636	4.52%	6,793
HCP, Inc.	9,462	3.92%	4,004
Omega Healthcare Investors, Inc.	8,886	4.23%	2,562
Equinix, Inc.	735	4.80%	1
MGM Growth Properties LLC — Class A	6,294	2.50%	(358)
Annaly Capital Management, Inc.	27,753	3.28%	(561)
Sunstone Hotel Investors, Inc.	10,652	1.89%	(1,023)
VICI Properties, Inc.	15,586	4.45%	(1,057)
Sun Communities, Inc.	3,025	5.03%	(1,591)
Iron Mountain, Inc.	7,687	3.12%	(3,071)
Equity LifeStyle Properties, Inc.	2,503	3.94%	(3,207)
Invitation Homes, Inc.	14,430	5.00%	(3,234)
Blackstone Mortgage Trust, Inc. — Class A	5,889	2.72%	(3,297)
CubeSmart	5,971	2.59%	(3,743)

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Pebblebrook Hotel Trust	7,459	2.72%	$(3,810)
Four Corners Property Trust, Inc.	6,843	2.42%	(3,854)
JBG SMITH Properties	6,184	3.15%	(4,205)
Federal Realty Investment Trust	1,908	3.18%	(4,274)
Cousins Properties, Inc.	4,684	2.20%	(5,201)
Hudson Pacific Properties, Inc.	5,818	2.51%	(5,947)
American Homes 4 Rent — Class A	15,377	4.85%	(6,407)
Equity Residential	4,234	4.17%	(7,881)
American Tower Corp. — Class A	1,828	4.84%	(9,001)
Crown Castle International Corp.	3,247	5.49%	(17,153)
Total Custom Basket of Long Securities			(34,949)

CUSTOM BASKET OF SHORT SECURITIES[16]
Ashford Hospitality Trust, Inc.	(19,599)	(0.75%)	28,810
iShares U.S. Real Estate ETF	(15,299)	(16.88%)	27,007
Brandywine Realty Trust	(16,686)	(3.02%)	17,043
SL Green Realty Corp.	(2,157)	(2.19%)	16,236
Washington Prime Group, Inc.	(39,533)	(1.91%)	13,849
Vanguard Real Estate ETF	(4,845)	(5.35%)	12,344
Piedmont Office Realty Trust, Inc. — Class A	(15,445)	(3.89%)	9,609
Vornado Realty Trust	(3,688)	(2.99%)	9,604
Physicians Realty Trust	(15,813)	(3.48%)	7,368
Lennar Corp. — Class A	(1,919)	(1.18%)	7,364
Hersha Hospitality Trust	(13,198)	(2.76%)	7,041
Healthcare Realty Trust, Inc.	(6,195)	(2.45%)	6,465
Xenia Hotels & Resorts, Inc.	(13,455)	(3.55%)	4,139
Digital Realty Trust, Inc.	(2,630)	(3.91%)	3,725
Apollo Commercial Real Estate Finance, Inc.	(11,288)	(2.62%)	3,088
PulteGroup, Inc.	(3,134)	(1.25%)	2,614
VEREIT, Inc.	(28,460)	(3.24%)	2,149
Tanger Factory Outlet Centers, Inc.	(13,904)	(2.85%)	459
Brixmor Property Group, Inc.	(10,151)	(2.29%)	173
PS Business Parks, Inc.	(2,086)	(4.44%)	(27)
Cushman & Wakefield plc*	(10,969)	(2.48%)	(504)
Independence Realty Trust, Inc.	(18,733)	(2.74%)	(937)
Kimco Realty Corp.	(13,617)	(3.18%)	(1,936)
CyrusOne, Inc.	(2,993)	(2.18%)	(3,133)
Prologis, Inc.	(3,432)	(3.47%)	(4,210)
Hospitality Properties Trust	(10,855)	(3.43%)	(4,534)
NexPoint Residential Trust, Inc.	(5,608)	(2.93%)	(6,505)
Hilton Worldwide Holdings, Inc.	(1,682)	(2.08%)	(6,613)
CBRE Group, Inc. — Class A*	(3,984)	(2.58%)	(6,627)
Marriott International, Inc. — Class A	(2,218)	(3.93%)	(13,325)
Total Custom Basket of Short Securities			130,736

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at June 30, 2019.
[2]	Affiliated issuer.
[3]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as custom basket swap collateral at June 30, 2019.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of June 30, 2019.
[10]

Total Return based on the return of the custom Morgan Stanley Equity Market Neutral (“MNRE”) long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.

[11]	Total Return based on the return of the custom Morgan Stanley Long/Short Equity (“SMQLS”) long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[12]	Total Return based on the return of the custom Goldman Sachs SMQLS long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[13]	Total Return based on the return of the custom Goldman Sachs MNRE long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[14]	Total Return based on the return of the custom Morgan Stanley SMQLS short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[15]	Total Return based on the return of the custom Goldman Sachs MNRE short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[16]	Total Return based on the return of the custom Goldman Sachs SMQLS short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[17]	Total Return based on the return of the custom Morgan Stanley MNRE short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,130,460	$—	$—	$11,130,460
Master Limited Partnerships	311,610	—	—	311,610
Rights	1	—	—	1
Mutual Funds	13,069,817	—	—	13,069,817
Closed-End Funds	3,353,665	—	—	3,353,665
U.S. Treasury Bills	—	6,005,869	—	6,005,869
Repurchase Agreements	—	1,003,311	—	1,003,311
Securities Lending Collateral	41,275	—	—	41,275
Commodity Futures Contracts**	302,784	—	—	302,784
Interest Rate Futures Contracts**	51,159	16,007	—	67,166
Currency Futures Contracts**	39,531	—	—	39,531
Equity Futures Contracts**	53,413	3,918	—	57,331
Custom Basket Swap Agreements**	—	1,265,940	—	1,265,940
Total Assets	$28,353,715	$8,295,045	$—	$36,648,760

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$5,036,864	$—	$—	$5,036,864
Exchange-Traded Funds Sold Short	3,422,508	—	—	3,422,508
Commodity Futures Contracts**	332,096	—	—	332,096
Interest Rate Futures Contracts**	423	123	—	546
Currency Futures Contracts**	117,289	—	—	117,289
Equity Futures Contracts**	39,163	—	—	39,163
Custom Basket Swap Agreements**	—	195,135	—	195,135
Total Liabilities	$8,948,343	$195,258	$—	$9,143,601

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,717,144	$3,066,407	$(4,100,000)	$(21,159)	$17,709	$4,680,101	188,562	$67,114
Guggenheim Strategy Fund III	4,113,656	57,813	—	—	(19)	4,171,450	168,272	58,375
Guggenheim Ultra Short Duration Fund - Institutional Class	42,224	552	—	—	—	42,776	4,295	558
Guggenheim Variable Insurance Strategy Fund III	4,116,640	57,182	—	—	1,668	4,175,490	168,639	57,292
	$13,989,664	$3,181,954	$(4,100,000)	$(21,159)	$19,358	$13,069,817		$183,339

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value - including $40,234 of securities loaned (cost $20,635,127)	$20,842,880
Investments in affiliated issuers, at value (cost $13,167,328)	13,069,817
Repurchase agreements, at value (cost $1,003,311)	1,003,311
Cash	9,709,248
Segregated cash with broker	24,373
Unrealized appreciation on OTC swap agreements	1,265,940
Receivables:
Securities sold	55,151
Dividends	38,323
Fund shares sold	18,219
Interest	200
Securities lending income	166
Other assets	12,455
Total assets	46,040,083

Liabilities:
Securities sold short, at value (proceeds $8,528,003)	8,459,372
Due to custodian	17,879
Unrealized depreciation on OTC swap agreements	195,135
Payable for:
Securities purchased	185,321
Return of securities lending collateral	41,275
Management fees	32,545
Variation margin on futures contracts	30,651
Fund shares redeemed	20,283
Swap settlement	4,828
Miscellaneous	8,684
Total liabilities	8,995,973
Commitments and contingent liabilities (Note 12)	—
Net assets	$37,044,110

Net assets consist of:
Paid in capital	$38,047,169
Total distributable earnings (loss)	(1,003,059)
Net assets	$37,044,110
Capital shares outstanding	1,512,460
Net asset value per share	$24.49

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,748)	$156,592
Dividends from securities of affiliated issuers	183,339
Interest	193,446
Income from securities lending, net	1,680
Total investment income	535,057

Expenses:
Management fees	224,638
Short sales dividend expense	105,043
Miscellaneous	4,955
Total expenses	334,636
Less:
Expenses waived by Adviser	(4,581)
Net expenses	330,055
Net investment income	205,002

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	79,311
Investments in affiliated issuers	(21,159)
Securities sold short	187,754
Swap agreements	(547,545)
Futures contracts	588,466
Foreign currency transactions	(1,007)
Net realized gain	285,820
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	883,746
Investments in affiliated issuers	19,358
Securities sold short	(786,713)
Swap agreements	1,100,684
Futures contracts	(162,903)
Foreign currency translations	81
Net change in unrealized appreciation (depreciation)	1,054,253
Net realized and unrealized gain	1,340,073
Net increase in net assets resulting from operations	$1,545,075

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$205,002	$348,193
Net realized gain (loss) on investments	285,820	(378,789)
Net change in unrealized appreciation (depreciation) on investments	1,054,253	(2,258,942)
Net increase (decrease) in net assets resulting from operations	1,545,075	(2,289,538)

Capital share transactions:
Proceeds from sale of shares	1,463,676	7,666,661
Cost of shares redeemed	(6,299,823)	(8,737,138)
Net decrease from capital share transactions	(4,836,147)	(1,070,477)
Net decrease in net assets	(3,291,072)	(3,360,015)

Net assets:
Beginning of period	40,335,182	43,695,197
End of period	$37,044,110	$40,335,182

Capital share activity:
Shares sold	60,629	316,923
Shares redeemed	(261,164)	(363,489)
Net decrease in shares	(200,535)	(46,566)

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$23.55	$24.83	$23.95	$24.09	$23.82	$22.75
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.20	(.09)	(.16)	(.15)	(.18)
Net gain (loss) on investments (realized and unrealized)	.81	(1.48)	.97	.04	.58	1.25
Total from investment operations	.94	(1.28)	.88	(.12)	.43	1.07
Less distributions from:
Net investment income	—	—	—	(.02)	(.16)	—
Total distributions	—	—	—	(.02)	(.16)	—
Net asset value, end of period	$24.49	$23.55	$24.83	$23.95	$24.09	$23.82

Total Return[c]	3.99%	(5.16%)	3.67%	(0.48%)	1.85%	4.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,044	$40,335	$43,695	$47,953	$52,281	$42,725
Ratios to average net assets:
Net investment income (loss)	1.07%	0.85%	(0.39%)	(0.66%)	(0.62%)	(0.79%)
Total expenses[d]	1.75%	1.54%	1.88%	2.27%	2.38%	2.50%
Net expenses[e]	1.72%	1.52%	1.85%	2.23%	2.34%	2.45%
Portfolio turnover rate	72%	162%	158%	119%	160%	245%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]

Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense related to short sales. Excluding interest and dividend expense related to short sales, net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
1.18%	1.16%	1.16%	1.17%	1.18%	1.17%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.6%
Guggenheim Ultra Short Duration Fund - Institutional Class	28.8%
Total	58.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Commodities Strategy Fund	11.35%	(13.72%)	(14.58%)	(7.04%)
S&P Goldman Sachs Commodity Index	13.34%	(11.49%)	(13.33%)	(5.19%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the

Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and,

unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
COMMODITIES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 58.4%
Guggenheim Strategy Fund II1	37,501	$930,787
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	90,699	903,363
Total Mutual Funds
(Cost $1,830,517)		1,834,150

	Face Amount

U.S. TREASURY BILLS†† - 6.3%
U.S. Treasury Bills
2.11% due 07/16/19[2,3]	$198,000	197,831
Total U.S. Treasury Bills
(Cost $197,820)		197,831

FEDERAL AGENCY NOTES†† - 3.1%
Farmer Mac
1.55% due 07/03/19	100,000	99,997
Total Federal Agency Notes
(Cost $99,994)		99,997

FEDERAL AGENCY DISCOUNT NOTES†† - 3.2%
Federal Home Loan Bank
2.22% due 07/02/19[3]	100,000	99,994
Total Federal Agency Discount Notes
(Cost $99,994)		99,994

REPURCHASE AGREEMENTS††,4 - 32.0%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	670,564	670,564
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	166,580	166,580
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	166,579	166,579
Total Repurchase Agreements
(Cost $1,003,723)		1,003,723

Total Investments - 103.0%
(Cost $3,232,048)		$3,235,695
Other Assets & Liabilities, net - (3.0)%		(94,615)
Total Net Assets - 100.0%		$3,141,080

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	30	Jul 2019	$3,173,813	$133,986

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Consolidated Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,834,150	$—	$—	$1,834,150
U.S. Treasury Bills	—	197,831	—	197,831
Federal Agency Notes	—	99,997	—	99,997
Federal Agency Discount Notes	—	99,994	—	99,994
Repurchase Agreements	—	1,003,723	—	1,003,723
Commodity Futures Contracts**	133,986	—	—	133,986
Total Assets	$1,968,136	$1,401,545	$—	$3,369,681

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,063,576	$666,810	$(800,000)	$(1,703)	$2,104	$930,787	37,501	$16,937
Guggenheim Ultra Short Duration Fund - Institutional Class	838,500	889,770	(825,000)	(1,100)	1,193	903,363	90,699	14,859
	$1,902,076	$1,556,580	$(1,625,000)	$(2,803)	$3,297	$1,834,150		$31,796

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $397,808)	$397,822
Investments in affiliated issuers, at value (cost $1,830,517)	1,834,150
Repurchase agreements, at value (cost $1,003,723)	1,003,723
Segregated cash with broker	5,689
Receivables:
Fund shares sold	17,125
Dividends	5,035
Interest	976
Total assets	3,264,520

Liabilities:
Payable for:
Variation margin on futures contracts	52,688
Fund shares redeemed	52,222
Securities purchased	5,035
Management fees	1,556
Transfer agent and administrative fees	586
Investor service fees	586
Portfolio accounting fees	234
Trustees’ fees*	66
Miscellaneous	10,467
Total liabilities	123,440
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,141,080

Net assets consist of:
Paid in capital	$5,017,636
Total distributable earnings (loss)	(1,876,556)
Net assets	$3,141,080
Capital shares outstanding	39,348
Net asset value per share	$79.83

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$31,796
Interest	14,668
Total investment income	46,464

Expenses:
Management fees	15,208
Investor service fees	4,383
Transfer agent and administrative fees	4,383
Professional fees	7,270
Portfolio accounting fees	1,753
Trustees’ fees*	531
Custodian fees	453
Miscellaneous	2,108
Total expenses	36,089
Less:
Expenses waived by Adviser	(3,468)
Net expenses	32,621
Net investment income	13,843

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(2,803)
Futures contracts	(82,984)
Net realized loss	(85,787)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	56
Investments in affiliated issuers	3,297
Futures contracts	415,361
Net change in unrealized appreciation (depreciation)	418,714
Net realized and unrealized gain	332,927
Net increase in net assets resulting from operations	$346,770

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,843	$47,266
Net realized loss on investments	(85,787)	(289,978)
Net change in unrealized appreciation (depreciation) on investments	418,714	(532,869)
Net increase (decrease) in net assets resulting from operations	346,770	(775,581)

Distributions to shareholders	—	(242,391)

Capital share transactions:
Proceeds from sale of shares	4,599,342	37,091,840
Distributions reinvested	—	242,391
Cost of shares redeemed	(4,903,751)	(37,948,813)
Net decrease from capital share transactions	(304,409)	(614,582)
Net increase (decrease) in net assets	42,361	(1,632,554)

Net assets:
Beginning of period	3,098,719	4,731,273
End of period	$3,141,080	$3,098,719

Capital share activity:
Shares sold	57,677	406,945
Shares issued from reinvestment of distributions	—	2,774
Shares redeemed	(61,552)	(420,605)
Net decrease in shares	(3,875)	(10,886)

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017[h]	Year Ended December 31, 2016[h]	Year Ended December 31, 2015[h]	Year Ended December 31, 2014[h]
Per Share Data
Net asset value, beginning of period	$71.69	$87.44	$83.74	$75.82	$114.64	$173.54
Income (loss) from investment operations:
Net investment income (loss)[b]	.31	.67	— [c]	(.03)	(1.12)	(1.76)
Net gain (loss) on investments (realized and unrealized)	7.83	(13.34)	3.70	7.95	(37.70)	(57.14)
Total from investment operations	8.14	(12.67)	3.70	7.92	(38.82)	(58.90)
Less distributions from:
Net investment income	—	(3.08)	—	—	—	—
Total distributions	—	(3.08)	—	—	—	—
Net asset value, end of period	$79.83	$71.69	$87.44	$83.74	$75.82	$114.64

Total Return[d]	11.35%	(15.12%)	4.43%	10.40%	(33.80%)	(34.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,141	$3,099	$4,731	$4,498	$2,671	$4,662
Ratios to average net assets:
Net investment income (loss)	0.79%	0.75%	— [e]	(0.48%)	(1.16%)	(1.04%)
Total expenses[f]	2.06%	1.81%	1.82%	1.80%	1.75%	1.71%
Net expenses[g]	1.86%	1.69%	1.72%	1.67%	1.63%	1.62%
Portfolio turnover rate	71%	187%	107%	231%	198%	202%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[e]	Less than 0.01%.
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[h]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:16 reverse share split effective December 1, 2016.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of no par value shares. At June 30, 2019, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following Funds:

Fund Name	Investment Company Type
Long Short Equity Fund	Non-diversified
Global Managed Futures Strategy Fund	Non-diversified
Multi-Hedge Strategies Fund	Non-diversified
Commodities Strategy Fund	Non-diversified

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2019	% of Net Assets of the Fund at June 30, 2019
Global Managed Futures Strategy Fund	11/07/08	$692,830	5.2%
Multi-Hedge Strategies Fund	04/15/09	680,156	1.8%
Commodities Strategy Fund	07/21/09	497,930	15.9%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) index swap agreements entered into by a Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

The value of equity swaps with custom portfolio baskets are computed using the last exchange sale price for each underlying equity security within the swap agreement.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2019, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(i) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at June 30, 2019.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	$43,305,416	$20,525,691
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	27,487,540	28,015,714
Commodities Strategy Fund	Index exposure, Liquidity	3,430,556	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing custom basket swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$14,664,250	$25,638,534
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	30,137,942	26,949,839

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of June 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2019
Long Short Equity Fund	$—	$226,838	$—	$—	$—	$226,838
Global Managed Futures Strategy Fund	57,124	—	20,070	194,257	234,335	505,786
Multi-Hedge Strategies Fund	57,331	1,265,940	39,531	67,166	302,784	1,732,752
Commodities Strategy Fund	—	—	—	—	133,986	133,986

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2019
Long Short Equity Fund	$—	$601,213	$—	$—	$—	$601,213
Global Managed Futures Strategy Fund	29,132	—	86,823	224	269,889	386,068
Multi-Hedge Strategies Fund	39,163	195,135	117,289	546	332,096	684,229

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedules of Investments. Variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the period ended June 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the period ended June 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$(1,693,748)	$—	$—	$—	$(1,693,748)
Global Managed Futures Strategy Fund	(297,410)	—	6,661	1,207,587	(91,817)	825,021
Multi-Hedge Strategies Fund	(335,621)	(547,545)	98,835	757,462	67,790	40,921
Commodities Strategy Fund	—	—	—	—	(82,984)	(82,984)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$(1,264,276)	$—	$—	$—	$(1,264,276)
Global Managed Futures Strategy Fund	(25,212)	—	(40,939)	117,879	(140,216)	(88,488)
Multi-Hedge Strategies Fund	(74,338)	1,100,684	12,973	75,743	(177,281)	937,781
Commodities Strategy Fund	—	—	—	—	415,361	415,361

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$226,838	$—	$226,838	$(226,838)	$—	$—
Multi-Hedge Strategies Fund	Custom basket swap agreements	1,265,940	—	1,265,940	(195,135)	—	1,070,805

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$601,213	$—	$601,213	$(601,213)	$—	$—
Multi-Hedge Strategies Fund	Custom basket swap agreements	195,135	—	195,135	(195,135)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2019.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Global Managed Futures Strategy Fund	Goldman Sachs Group	Futures Contracts	$56,400	$—
Multi-Hedge Strategies Fund	Goldman Sachs Group	Futures Contracts	24,373	—
Commodities Strategy Fund	Goldman Sachs Group	Futures Contracts	5,689	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trustees for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2019, the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $2,870, $4,528 and $2,059, respectively, related to advisory fees in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Global Managed Futures Strategy Fund	$906
Multi-Hedge Strategies Fund	53
Commodities Strategy Fund	1,409

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

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Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Note
2.53%			3.13%
Due 07/01/19	$65,103,744	$65,117,470	11/15/28	$55,552,000	$61,111,889
			U.S. Treasury Bills
			0.00%
			09/12/19 - 11/07/19	5,327,500	5,293,935
				60,879,500	66,405,824

Barclays Capital			U.S. Treasury Bond
2.40%			3.63%
Due 07/01/19	16,172,884	16,176,118	02/15/44	13,502,400	16,496,400

Bank of America Merrill Lynch			U.S. Treasury Strip
2.48%			0.00%
Due 07/01/19	16,172,884	16,176,226	02/15/40	27,668,676	16,496,341

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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At June 30, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$142,138	$(140,957)	$1,181	$140,957	*	$—	$140,957
Multi-Hedge Strategies Fund	40,234	(40,234)	—	41,275		—	41,275

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to June 30, 2019, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

At June 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Long Short Equity Fund	$26,893,260	$2,001,939	$(1,509,428)	$492,511
Global Managed Futures Strategy Fund	13,616,561	490,772	(591,411)	(100,639)
Multi-Hedge Strategies Fund	26,497,429	2,638,812	(1,631,082)	1,007,730
Commodities Strategy Fund	3,434,885	—	(65,204)	(65,204)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Securities Transactions

For the period ended June 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$24,152,492	$28,770,017
Global Managed Futures Strategy Fund	146,067	300,000
Multi-Hedge Strategies Fund	24,925,706	27,640,209
Commodities Strategy Fund	1,556,579	1,625,000

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.50% for the period ended June 30, 2019. The Funds did not have any borrowings outstanding under this agreement at June 30, 2019.

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of June 30, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ consolidated financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(concluded)

Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”), each of whom is not an “interested person,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), attended an in-person meeting held on May 20, 2019 (the “May Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the Advisory Agreement dated March 1, 2012, as amended, between the Trust and Security Investors, LLC (the “Advisor”), pursuant to which the Advisor serves as investment adviser to each series of the Trust (each, a “Fund” and collectively, the “Funds”)(the “Advisory Agreement”). Consistent with its practice, the Board considered information pertaining to the renewal of the Advisory Agreement at an in-person meeting held on April 24, 2019 (the “April Meeting” and, together with the May Meeting, the “Meetings”). After careful consideration, the Board unanimously approved, at the May Meeting, the continuance of the Advisory Agreement for an additional one-year term based on the Board’s review of qualitative and quantitative information provided by the Advisor. In the course of its consideration, the Board deemed the materials provided by the Advisor at, and prior to, the Meetings to be instrumental in the Trustees’ deliberations and their process in considering the continuation of the Advisory Agreement. The Board also considered the review it conducted at each Meeting, as augmented by additional teleconference meetings prior to each Meeting, to be integral to its consideration of the continuation of the Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Advisory Agreement. In addition, the Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the continuation of the Advisory Agreement, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). In addition, at the April Meeting, the Board met with representatives of FUSE Research Network (“FUSE”), the independent third-party service provider engaged to prepare the FUSE reports, to review FUSE’s process and methodology for preparing the FUSE reports presented to the Board for its consideration, including in particular, the process for the selection of peer funds. The Independent Trustees carefully evaluated all of the information provided, met in executive session outside the presence of Fund management, and were advised by independent legal counsel with respect to their deliberations.

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OTHER INFORMATION (Unaudited)(continued)

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts; (d) each Fund’s overall fees and operating expenses compared with those of similar funds, and the existence of or potential for the realization of economies of scale; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources and relationships with third-party service providers, necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve the continuation of the Advisory Agreement for an additional one-year term based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), enterprise and Fund risk management infrastructure and processes, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity program. The Board reviewed the scope of services provided by the Advisor under the Advisory Agreement and noted that there would be no significant differences between the scope of services provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the continuation of the Advisory Agreement would ensure shareholders of the Funds continue to receive high quality services at a cost that is appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. Part of the Board’s review focused on the information presented in the FUSE reports, which provided comparisons of the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s opinion that it found the peer groups compiled by FUSE to be appropriate, but acknowledged the existence of certain key features of the Funds that differentiate them from their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be taken into consideration. With respect to tradability, in particular, the Board considered that non-tradable peer funds incur lower expense ratios than the tradable Funds because the non-tradable peer funds necessarily experience less shareholder activity and lower transaction volumes than the tradable Funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the Advisory Agreement for the last calendar year. In its review, the Board considered the direct revenue and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis, which the Advisor confirmed was unchanged from the previous year. In its evaluation, the Board also considered the effect of the sale of Guggenheim’s ETF business in April 2018 on the Advisor’s and its affiliates’ profitability for the past year. The Board also considered the challenges currently affecting variable product-dedicated funds, including slowed investment in variable insurance products generally. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. In light of the relatively small size of many of the Funds, the current expectation that assets levels are likely to remain the same or decline in the near future due to changes in demand for variable insurance products, and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted among most of the Funds in the complex, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the investor services agreement and investor services plan with respect to the Funds, and under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act with respect to other of the funds in the Funds’ family of funds. In light of the costs of providing services pursuant to the separate agreements, as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, unanimously concluded that the terms of the Advisory Agreement were reasonable, and that approval of the continuation of the Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1998-present); Member of the Audit Committee (1998-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1998-present); Chairman and Member of the Audit Committee (1998-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Former: Epiphany Funds (2) (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present); and Chairwoman (January 2019 - present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present).

Current: Senior Managing Director, Guggenheim Investments (2010-present); Senior Vice President, Security Investors, LLC (2010-present); Vice President, certain other funds in the Fund Complex (2000-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005- 2018); Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC and Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present).

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	President (2017-present).

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present).	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present).	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present).	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Margaux Misantone (1978)	AML Officer (2017-present).

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present).

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present).	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present).

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present).

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-Present).

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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6.30.2019

Rydex Variable Trust Funds Semi-Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	RVASECF-SEMI-0619x1219

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	7
BASIC MATERIALS FUND	13
BIOTECHNOLOGY FUND	19
CONSUMER PRODUCTS FUND	25
ELECTRONICS FUND	31
ENERGY FUND	37
ENERGY SERVICES FUND	43
FINANCIAL SERVICES FUND	49
HEALTH CARE FUND	56
INTERNET FUND	62
LEISURE FUND	68
PRECIOUS METALS FUND	75
REAL ESTATE FUND	81
RETAILING FUND	88
TECHNOLOGY FUND	94
TELECOMMUNICATIONS FUND	101
TRANSPORTATION FUND	107
UTILITIES FUND	113
NOTES TO FINANCIAL STATEMENTS	119
OTHER INFORMATION	129
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	132
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	135

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for 18 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the semi-annual period ended June 30, 2019.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
July 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers within the same sector or industry. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2019

U.S. economic growth slowed to an annualized 2.1% in the second quarter from 3.1% in the first quarter. Personal consumption expenditures rebounded sharply, as expected, while government spending contributed an outsized 0.9% to growth, the most since mid-2009. However, negative contributions were seen from housing, business capital expenditures, inventory investment, and net exports. Looking ahead, we expect the economy to grow at a 2.0% pace in the third quarter.

The second quarter gross domestic product (“GDP”) release also featured annual revisions to the five prior years of data, which showed that growth peaked in year-over-year terms in the second quarter of 2018, earlier than previously thought. An upwardly revised personal savings rate could give consumption room to run, while downwardly revised and shrinking corporate profits may continue to pressure investment spending and could begin to weigh more heavily on hiring.

With growth in the first half of the year coming in somewhat above potential, the labor market continued to strengthen, albeit at a slower pace than the year before. Net monthly payroll gains averaged 165,000 in the first half of 2019, down from 235,000 in the first half of 2018. This was enough to push the unemployment rate down by 0.2% to 3.7%. While the labor market remains strong, we believe the sharper slowdown in aggregate hours worked—a component of Guggenheim’s U.S. Recession Dashboard—may foreshadow a deterioration in labor market conditions in 2020.

After a weak start to the year, core inflation picked up in the second quarter but remained below the U.S. Federal Reserve’s (the “Fed”) target at 1.8% annualized. We expect inflation to firm a bit further in the second half of 2019. The Fed is also closely watching inflation expectations, which currently sit below levels the Fed would like to see. After a 14% decline in the fourth quarter of 2018, stocks rebounded as the Fed’s pivot on monetary policy took hold, and the government shutdown was resolved.

Internationally, the European Central Bank kept policy rates constant but modified their forward guidance, noting that rates would remain at or below current levels until mid-2020 at the earliest. They also signaled a high probability of rate cuts and a resumption of asset purchases at the September meeting. In Japan, core inflation weakened in the second quarter to 0.6%, while industrial production and exports remained in contraction from year ago levels.

Although the U.S. economy is in good shape overall, on July 31, 2019 after the period ended, the Fed announced its first rate cut since 2008 amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among these are slowing global growth, the threat of additional U.S.-China tariffs and a possible hard Brexit, the odds of which have increased with the ascendance of Boris Johnson as the U.K. Prime Minister. While a possible U.S. fiscal contraction in 2020 was averted by the recently-signed budget deal, we expect two more Fed rate cuts in 2019, as Chair Jerome Powell seeks to sustain the expansion. In our view, this could serve to embolden the White House to impose new tariffs on China and Europe later this year, which could in turn further cloud the outlook for global growth.

For the six months ended June 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 18.54%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 14.03%. The return of the MSCI Emerging Markets Index* was 10.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.11% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 9.94%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.24% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2019

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free-float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index. The Consumer Discretionary Index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media, and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index. The Consumer Staples Index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco and producers of nondurable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index. The Energy Index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products, coal, and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index. The Financials Index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index. The Health Care Index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care-related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals, biotechnology, and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index. The Industrials Index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment, and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office, and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail, and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index. The Information Technology Index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management, and/ or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment, and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® Index. The Materials Index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, and metals, minerals, and mining companies, including producers of steel.

S&P 500® Telecommunication Services Index is a sub-index of the S&P 500® Index. The Telecommunications Services Index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth, and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index. The Utilities Index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2018 and ending June 30, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2018	Ending Account Value June 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.85%	14.74%	$ 1,000.00	$ 1,147.40	$ 9.85
Basic Materials Fund	1.85%	15.85%	1,000.00	1,158.50	9.90
Biotechnology Fund	1.85%	14.05%	1,000.00	1,140.50	9.82
Consumer Products Fund	1.85%	13.03%	1,000.00	1,130.30	9.77
Electronics Fund	1.85%	26.82%	1,000.00	1,268.20	10.40
Energy Fund	1.85%	10.41%	1,000.00	1,104.10	9.65
Energy Services Fund	1.85%	9.34%	1,000.00	1,093.40	9.60
Financial Services Fund	1.85%	18.20%	1,000.00	1,182.00	10.01
Health Care Fund	1.85%	12.58%	1,000.00	1,125.80	9.75
Internet Fund	1.85%	23.56%	1,000.00	1,235.60	10.25
Leisure Fund	1.85%	21.52%	1,000.00	1,215.20	10.16
Precious Metals Fund	1.75%	20.13%	1,000.00	1,201.30	9.55
Real Estate Fund	1.85%	15.89%	1,000.00	1,158.90	9.90
Retailing Fund	1.85%	16.34%	1,000.00	1,163.40	9.92
Technology Fund	1.85%	25.81%	1,000.00	1,258.10	10.36
Telecommunications Fund	1.85%	11.09%	1,000.00	1,110.90	9.68
Transportation Fund	1.85%	13.69%	1,000.00	1,136.90	9.80
Utilities Fund	1.85%	12.59%	1,000.00	1,125.90	9.75

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.85%	5.00%	$ 1,000.00	$ 1,015.62	$ 9.25
Basic Materials Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Biotechnology Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Consumer Products Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Electronics Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Energy Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Energy Services Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Financial Services Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Health Care Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Internet Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Leisure Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Precious Metals Fund	1.75%	5.00%	1,000.00	1,016.12	8.75
Real Estate Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Retailing Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Technology Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Telecommunications Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Transportation Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Utilities Fund	1.85%	5.00%	1,000.00	1,015.62	9.25

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2018 to June 30, 2019.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Wells Fargo & Co.	4.0%
Bank of America Corp.	4.0%
Citigroup, Inc.	4.0%
JPMorgan Chase & Co.	3.9%
U.S. Bancorp	3.5%
PNC Financial Services Group, Inc.	3.0%
Capital One Financial Corp.	2.5%
Bank of New York Mellon Corp.	2.5%
BB&T Corp.	2.4%
SunTrust Banks, Inc.	2.0%
Top Ten Total	31.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Banking Fund	14.74%	(5.34%)	5.01%	8.29%
S&P 500 Financials Index	17.24%	6.31%	10.58%	13.09%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
BANKING FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Banks - 91.7%
Wells Fargo & Co.	3,392	$160,509
Bank of America Corp.	5,519	160,051
Citigroup, Inc.	2,285	160,019
JPMorgan Chase & Co.	1,411	157,750
U.S. Bancorp	2,669	139,856
PNC Financial Services Group, Inc.	887	121,767
Bank of New York Mellon Corp.	2,263	99,911
BB&T Corp.	1,913	93,986
SunTrust Banks, Inc.	1,285	80,762
M&T Bank Corp.	439	74,661
Fifth Third Bancorp	2,503	69,834
Northern Trust Corp.	764	68,760
KeyCorp	3,692	65,533
First Republic Bank	637	62,203
Citizens Financial Group, Inc.	1,755	62,057
Regions Financial Corp.	4,013	59,954
Huntington Bancshares, Inc.	4,269	58,998
SVB Financial Group*	235	52,779
Comerica, Inc.	718	52,155
Zions Bancorp North America	974	44,784
ICICI Bank Ltd. ADR	3,400	42,806
HDFC Bank Ltd. ADR	325	42,263
Popular, Inc.	756	41,005
East West Bancorp, Inc.	875	40,924
HSBC Holdings plc ADR	968	40,404
Toronto-Dominion Bank[1]	692	40,385
Signature Bank	330	39,877
Commerce Bancshares, Inc.	667	39,793
Royal Bank of Canada	496	39,382
Credit Suisse Group AG ADR*	3,270	39,142
UBS Group AG*	3,283	38,904
Bank of Nova Scotia	712	38,697
Bank of Montreal	503	37,951
Cullen/Frost Bankers, Inc.	400	37,464
Canadian Imperial Bank of Commerce	471	37,002
Synovus Financial Corp.	1,051	36,785
BOK Financial Corp.	473	35,702
CIT Group, Inc.	670	35,202
First Citizens BancShares, Inc. — Class A	78	35,121
First Horizon National Corp.	2,282	34,070
Western Alliance Bancorporation*	752	33,629
Prosperity Bancshares, Inc.	505	33,355
PacWest Bancorp	848	32,928
Webster Financial Corp.	686	32,770
Pinnacle Financial Partners, Inc.	568	32,649
Wintrust Financial Corp.	431	31,532
First Financial Bankshares, Inc.	1,024	31,529
IBERIABANK Corp.	413	31,326
Bank OZK	1,009	30,361
FNB Corp.	2,571	30,261
United Bankshares, Inc.	810	30,043
Umpqua Holdings Corp.	1,790	29,696
TCF Financial Corp.	1,396	29,023
First Hawaiian, Inc.	1,116	28,871
Associated Banc-Corp.	1,360	28,750
Glacier Bancorp, Inc.	707	28,669
Hancock Whitney Corp.	712	28,523
UMB Financial Corp.	428	28,171
BankUnited, Inc.	832	28,072
Home BancShares, Inc.	1,443	27,792
Texas Capital Bancshares, Inc.*	442	27,126
Chemical Financial Corp.	655	26,927
CenterState Bank Corp.	1,160	26,715
BancorpSouth Bank	916	26,601
Cathay General Bancorp	737	26,466
Atlantic Union Bankshares Corp.	748	26,427
Old National Bancorp	1,571	26,063
CVB Financial Corp.	1,234	25,951
Fulton Financial Corp.	1,577	25,815
Columbia Banking System, Inc.	697	25,217
Cadence BanCorp	1,202	25,002
First Financial Bancorp	1,000	24,220
United Community Banks, Inc.	824	23,533
First Midwest Bancorp, Inc.	1,127	23,070
Simmons First National Corp. — Class A	991	23,051
Trustmark Corp.	689	22,909
LegacyTexas Financial Group, Inc.	535	21,780
Hope Bancorp, Inc.	1,500	20,670
Total Banks		3,674,701

Savings & Loans - 3.0%
People’s United Financial, Inc.	2,392	40,138
Sterling Bancorp	1,545	32,878
Investors Bancorp, Inc.	2,443	27,239
Pacific Premier Bancorp, Inc.	689	21,276
Total Savings & Loans		121,531

Diversified Financial Services - 2.5%
Capital One Financial Corp.	1,105	100,268

Insurance - 2.3%
AXA Equitable Holdings, Inc.	2,359	49,303
Voya Financial, Inc.	788	43,576
Total Insurance		92,879

Total Common Stocks
(Cost $2,333,660)		3,989,379

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
BANKING FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$16,849	$16,849
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	4,186	4,186
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	4,186	4,186
Total Repurchase Agreements
(Cost $25,221)		25,221

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	30,048	30,048
Total Securities Lending Collateral
(Cost $30,048)		30,048

Total Investments - 100.9%
(Cost $2,388,929)		$4,044,648
Other Assets & Liabilities, net - (0.9)%		(34,598)
Total Net Assets - 100.0%		$4,010,050

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,989,379	$—	$—	$3,989,379
Repurchase Agreements	—	25,221	—	25,221
Securities Lending Collateral	30,048	—	—	30,048
Total Assets	$4,019,427	$25,221	$—	$4,044,648

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $29,472 of securities loaned (cost $2,363,708)	$4,019,427
Repurchase agreements, at value (cost $25,221)	25,221
Receivables:
Securities sold	39,078
Fund shares sold	14,426
Dividends	7,786
Foreign tax reclaims	437
Interest	5
Total assets	4,106,380

Liabilities:
Payable for:
Fund shares redeemed	54,048
Return of securities lending collateral	30,048
Professional fees	3,196
Management fees	2,578
Transfer agent and administrative fees	758
Investor service fees	758
Portfolio accounting fees	304
Trustees’ fees*	82
Miscellaneous	4,558
Total liabilities	96,330
Commitments and contingent liabilities (Note 10)	—
Net assets	$4,010,050

Net assets consist of:
Paid in capital	$3,665,969
Total distributable earnings (loss)	344,081
Net assets	$4,010,050
Capital shares outstanding	45,709
Net asset value per share	$87.73

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $788)	$63,196
Interest	314
Income from securities lending, net	10
Total investment income	63,520

Expenses:
Management fees	18,670
Investor service fees	5,491
Transfer agent and administrative fees	5,491
Professional fees	7,075
Portfolio accounting fees	2,196
Trustees’ fees*	917
Custodian fees	746
Line of credit fees	3
Miscellaneous	38
Total expenses	40,627
Net investment income	22,893

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	191,424
Net realized gain	191,424
Net change in unrealized appreciation (depreciation) on:
Investments	422,655
Net change in unrealized appreciation (depreciation)	422,655
Net realized and unrealized gain	614,079
Net increase in net assets resulting from operations	$636,972

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22,893	$40,316
Net realized gain on investments	191,424	696,638
Net change in unrealized appreciation (depreciation) on investments	422,655	(1,739,382)
Net increase (decrease) in net assets resulting from operations	636,972	(1,002,428)

Distributions to shareholders	—	(36,389)

Capital share transactions:
Proceeds from sale of shares	4,706,894	24,259,647
Distributions reinvested	—	36,389
Cost of shares redeemed	(6,882,020)	(27,401,238)
Net decrease from capital share transactions	(2,175,126)	(3,105,202)
Net decrease in net assets	(1,538,154)	(4,144,019)

Net assets:
Beginning of period	5,548,204	9,692,223
End of period	$4,010,050	$5,548,204

Capital share activity:
Shares sold	54,523	259,935
Shares issued from reinvestment of distributions	—	384
Shares redeemed	(81,382)	(289,569)
Net decrease in shares	(26,859)	(29,250)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$76.46	$95.19	$84.90	$67.87	$71.43	$86.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.45	.56	.28	.10	.42	.48
Net gain (loss) on investments (realized and unrealized)	10.82	(18.70)	10.28	17.11	(3.86)	2.55
Total from investment operations	11.27	(18.14)	10.56	17.21	(3.44)	3.03
Less distributions from:
Net investment income	—	(.56)	(.27)	(.18)	(.12)	(1.44)
Net realized gains	—	(.03)	—	—	—	(16.98)
Total distributions	—	(.59)	(.27)	(.18)	(.12)	(18.42)
Net asset value, end of period	$87.73	$76.46	$95.19	$84.90	$67.87	$71.43

Total Return[c]	14.74%	(19.19%)	12.48%	27.25%	(4.86%)	3.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,010	$5,548	$9,692	$16,076	$5,611	$3,938
Ratios to average net assets:
Net investment income (loss)	1.04%	0.59%	0.33%	0.69%	0.62%	0.56%
Total expenses	1.85%	1.71%	1.70%	1.67%	1.59%	1.66%
Portfolio turnover rate	75%	320%	273%	417%	388%	285%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Ecolab, Inc.	3.2%
DuPont de Nemours, Inc.	3.1%
Air Products & Chemicals, Inc.	3.0%
Sherwin-Williams Co.	2.7%
Dow, Inc.	2.5%
Newmont Goldcorp Corp.	2.3%
Vale S.A. ADR	2.3%
LyondellBasell Industries N.V. — Class A	2.3%
PPG Industries, Inc.	2.2%
Linde plc	2.2%
Top Ten Total	25.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Basic Materials Fund	15.85%	(1.62%)	2.69%	6.71%
S&P 500 Materials Index	17.26%	3.20%	5.44%	11.39%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Chemicals - 46.7%
Ecolab, Inc.	1,028	$202,968
DuPont de Nemours, Inc.	2,639	198,110
Air Products & Chemicals, Inc.	839	189,924
Sherwin-Williams Co.	376	172,317
Dow, Inc.	3,272	161,342
LyondellBasell Industries N.V. — Class A	1,733	149,263
PPG Industries, Inc.	1,203	140,402
Linde plc	690	138,552
International Flavors & Fragrances, Inc.[1]	717	104,030
Celanese Corp. — Class A	918	98,960
Eastman Chemical Co.	1,133	88,181
FMC Corp.	1,062	88,093
Mosaic Co.	3,386	84,752
CF Industries Holdings, Inc.	1,805	84,312
Westlake Chemical Corp.	1,170	81,268
Albemarle Corp.	1,066	75,057
RPM International, Inc.	1,219	74,493
Axalta Coating Systems Ltd.*	2,342	69,721
WR Grace & Co.	814	61,954
Ashland Global Holdings, Inc.	754	60,297
Huntsman Corp.	2,925	59,787
Ingevity Corp.*	560	58,895
Nutrien Ltd.	1,091	58,325
Chemours Co.	2,163	51,912
Valvoline, Inc.	2,654	51,833
Olin Corp.	2,337	51,204
Balchem Corp.	473	47,286
Sensient Technologies Corp.	635	46,660
Cabot Corp.	961	45,849
Element Solutions, Inc.*	4,183	43,252
HB Fuller Co.	893	41,435
Methanex Corp.	906	41,187
Sociedad Quimica y Minera de Chile S.A. ADR	1,263	39,292
GCP Applied Technologies, Inc.*	1,495	33,847
Total Chemicals		2,994,760

Mining - 16.7%
Newmont Goldcorp Corp.	3,929	151,149
Freeport-McMoRan, Inc.	9,474	109,993
Barrick Gold Corp.	6,658	104,997
Rio Tinto plc ADR	1,550	96,627
BHP Group Ltd. ADR[1]	1,256	72,986
Royal Gold, Inc.	681	69,796
Teck Resources Ltd. — Class B	2,695	62,147
Alcoa Corp.*	2,397	56,114
Agnico Eagle Mines Ltd.	1,089	55,800
AngloGold Ashanti Ltd. ADR	2,925	52,094
Wheaton Precious Metals Corp.	2,144	51,842
Franco-Nevada Corp.[1]	551	46,769
Pan American Silver Corp.	3,375	43,571
Compass Minerals International, Inc.	650	35,717
Kaiser Aluminum Corp.	343	33,480
Livent Corp.*	3,874	26,808
Total Mining		1,069,890

Packaging & Containers - 12.2%
Ball Corp.	1,873	131,091
Westrock Co.	2,207	80,489
Packaging Corporation of America	833	79,401
Crown Holdings, Inc.*	1,269	77,536
Berry Global Group, Inc.*	1,359	71,470
Sealed Air Corp.	1,660	71,015
Sonoco Products Co.	1,037	67,758
Amcor plc*	4,991	57,347
Graphic Packaging Holding Co.	3,880	54,242
Silgan Holdings, Inc.	1,627	49,786
Owens-Illinois, Inc.	2,536	43,797
Total Packaging & Containers		783,932

Iron & Steel - 9.0%
Vale S.A. ADR	11,166	150,071
Nucor Corp.	1,990	109,649
Steel Dynamics, Inc.	2,305	69,611
Reliance Steel & Aluminum Co.	727	68,789
ArcelorMittal[1]	2,878	51,890
Allegheny Technologies, Inc.*	1,895	47,754
Carpenter Technology Corp.	839	40,255
Commercial Metals Co.	2,189	39,074
Total Iron & Steel		577,093

Building Materials - 6.0%
Vulcan Materials Co.	819	112,457
Martin Marietta Materials, Inc.	437	100,558
Eagle Materials, Inc.	590	54,693
Louisiana-Pacific Corp.	1,884	49,399
Summit Materials, Inc. — Class A*	2,161	41,599
US Concrete, Inc.*	500	24,845
Total Building Materials		383,551

Forest Products & Paper - 2.4%
International Paper Co.	2,541	110,076
Domtar Corp.	1,003	44,664
Total Forest Products & Paper		154,740

Biotechnology - 2.0%
Corteva, Inc.*	4,369	129,191

Miscellaneous Manufacturing - 1.7%
AptarGroup, Inc.	614	76,345
Trinseo S.A.	838	35,481
Total Miscellaneous Manufacturing		111,826

Household Products & Housewares - 1.3%
Avery Dennison Corp.	727	84,100

Housewares - 1.0%
Scotts Miracle-Gro Co. — Class A	630	62,055

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
BASIC MATERIALS FUND

	Shares	Value

Coal - 0.5%
Warrior Met Coal, Inc.	1,145	$29,907

Total Common Stocks
(Cost $3,374,303)		6,381,045

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.7%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$70,118	70,118
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	17,418	17,418
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	17,418	17,418
Total Repurchase Agreements
(Cost $104,954)		104,954

SECURITIES LENDING COLLATERAL†,3 - 2.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	174,761	174,761
Total Securities Lending Collateral
(Cost $174,761)		174,761

Total Investments - 103.9%
(Cost $3,654,018)		$6,660,760
Other Assets & Liabilities, net - (3.9)%		(249,974)
Total Net Assets - 100.0%		$6,410,786

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,381,045	$—	$—	$6,381,045
Repurchase Agreements	—	104,954	—	104,954
Securities Lending Collateral	174,761	—	—	174,761
Total Assets	$6,555,806	$104,954	$—	$6,660,760

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $172,496 of securities loaned (cost $3,549,064)	$6,555,806
Repurchase agreements, at value (cost $104,954)	104,954
Cash	312
Receivables:
Fund shares sold	10,561
Dividends	6,266
Securities lending income	59
Foreign tax reclaims	22
Interest	22
Total assets	6,678,002

Liabilities:
Payable for:
Return of securities lending collateral	174,761
Securities purchased	54,298
Deferred foreign capital gain taxes	19,017
Management fees	3,984
Transfer agent and administrative fees	1,172
Investor service fees	1,172
Fund shares redeemed	1,169
Portfolio accounting fees	469
Trustees’ fees*	117
Miscellaneous	11,057
Total liabilities	267,216
Commitments and contingent liabilities (Note 10)	—
Net assets	$6,410,786

Net assets consist of:
Paid in capital	$3,815,910
Total distributable earnings (loss)	2,594,876
Net assets	$6,410,786
Capital shares outstanding	84,587
Net asset value per share	$75.79

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $541)	$78,619
Interest	688
Income from securities lending, net	1,311
Total investment income	80,618

Expenses:
Management fees	26,880
Investor service fees	7,906
Transfer agent and administrative fees	7,906
Professional fees	5,030
Portfolio accounting fees	3,162
Trustees’ fees*	1,010
Custodian fees	918
Line of credit fees	2
Miscellaneous	5,667
Total expenses	58,481
Net investment income	22,137

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	221,017
Net realized gain	221,017
Net change in unrealized appreciation (depreciation) on:
Investments	681,670
Net change in unrealized appreciation (depreciation)	681,670
Net realized and unrealized gain	902,687
Net increase in net assets resulting from operations	$924,824

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22,137	$5,877
Net realized gain on investments	221,017	1,250,769
Net change in unrealized appreciation (depreciation) on investments	681,670	(3,002,408)
Net increase (decrease) in net assets resulting from operations	924,824	(1,745,762)

Distributions to shareholders	—	(209,047)

Capital share transactions:
Proceeds from sale of shares	2,681,155	9,436,602
Distributions reinvested	—	209,047
Cost of shares redeemed	(3,363,270)	(18,590,190)
Net decrease from capital share transactions	(682,115)	(8,944,541)
Net increase (decrease) in net assets	242,709	(10,899,350)

Net assets:
Beginning of period	6,168,077	17,067,427
End of period	$6,410,786	$6,168,077

Capital share activity:
Shares sold	36,938	119,254
Shares issued from reinvestment of distributions	—	2,686
Shares redeemed	(46,637)	(237,662)
Net decrease in shares	(9,699)	(115,722)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$65.42	$81.27	$67.61	$52.52	$63.47	$74.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	.05	(.07)	.02	.18	.15
Net gain (loss) on investments (realized and unrealized)	10.12	(13.91)	14.47	15.43	(11.13)	(1.32)
Total from investment operations	10.37	(13.86)	14.40	15.45	(10.95)	(1.17)
Less distributions from:
Net investment income	—	(.42)	(.50)	—	—	(3.39)
Net realized gains	—	(1.57)	(.24)	(.36)	—	(6.42)
Total distributions	—	(1.99)	(.74)	(.36)	—	(9.81)
Net asset value, end of period	$75.79	$65.42	$81.27	$67.61	$52.52	$63.47

Total Return[c]	15.85%	(17.44%)	21.43%	30.86%	(17.30%)	(1.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,411	$6,168	$17,067	$15,229	$5,084	$9,062
Ratios to average net assets:
Net investment income (loss)	0.70%	0.06%	(0.10%)	0.08%	0.27%	0.18%
Total expenses	1.85%	1.73%	1.70%	1.66%	1.59%	1.66%
Portfolio turnover rate	41%	83%	181%	266%	228%	218%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Amgen, Inc.	6.7%
AbbVie, Inc.	6.4%
Gilead Sciences, Inc.	5.8%
Celgene Corp.	5.0%
Illumina, Inc.	4.7%
Vertex Pharmaceuticals, Inc.	4.3%
Biogen, Inc.	4.3%
Regeneron Pharmaceuticals, Inc.	3.7%
Alexion Pharmaceuticals, Inc.	3.5%
Incyte Corp.	2.7%
Top Ten Total	47.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Biotechnology Fund	14.05%	(0.36%)	6.43%	16.05%
S&P 500 Health Care Index	8.07%	12.99%	10.61%	15.52%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Biotechnology - 71.1%
Amgen, Inc.	7,834	$1,443,650
Gilead Sciences, Inc.	18,511	1,250,603
Celgene Corp.*	11,604	1,072,674
Illumina, Inc.*	2,763	1,017,198
Vertex Pharmaceuticals, Inc.*	5,131	940,923
Biogen, Inc.*	3,938	920,980
Regeneron Pharmaceuticals, Inc.*	2,559	800,967
Alexion Pharmaceuticals, Inc.*	5,783	757,457
Incyte Corp.*	6,769	575,094
Exact Sciences Corp.*	4,563	538,617
BioMarin Pharmaceutical, Inc.*	6,236	534,113
Seattle Genetics, Inc.*	6,488	449,034
Sage Therapeutics, Inc.*	2,293	419,825
Ionis Pharmaceuticals, Inc.*	6,371	409,464
Alnylam Pharmaceuticals, Inc.*	5,223	378,981
Bluebird Bio, Inc.*	2,968	377,530
Exelixis, Inc.*	16,291	348,139
Amarin Corporation plc ADR*,1	14,360	278,440
FibroGen, Inc.*	6,037	272,752
ACADIA Pharmaceuticals, Inc.*	10,114	270,347
Spark Therapeutics, Inc.*	2,614	267,621
Ultragenyx Pharmaceutical, Inc.*	4,207	267,145
United Therapeutics Corp.*	3,282	256,193
Immunomedics, Inc.*	16,743	232,225
Medicines Co.*	6,236	227,427
PTC Therapeutics, Inc.*	5,040	226,800
Intercept Pharmaceuticals, Inc.*	2,750	218,818
Myriad Genetics, Inc.*	7,631	211,989
Ligand Pharmaceuticals, Inc. — Class B*	1,824	208,210
REGENXBIO, Inc.*	3,638	186,884
Total Biotechnology		15,360,100

Pharmaceuticals - 25.3%
AbbVie, Inc.	19,063	1,386,261
Sarepta Therapeutics, Inc.*	3,286	499,308
Array BioPharma, Inc.*	9,450	437,818
Neurocrine Biosciences, Inc.*	4,506	380,442
PRA Health Sciences, Inc.*	3,573	354,263
Jazz Pharmaceuticals plc*	2,470	352,123
Nektar Therapeutics*	9,756	347,118
Alkermes plc*	12,069	272,035
Agios Pharmaceuticals, Inc.*	4,662	232,541
Global Blood Therapeutics, Inc.*	4,131	217,291
Supernus Pharmaceuticals, Inc.*	5,685	188,117
Portola Pharmaceuticals, Inc.*	6,872	186,437
Madrigal Pharmaceuticals, Inc.*	1,668	174,823
Heron Therapeutics, Inc.*	9,046	168,165
Spectrum Pharmaceuticals, Inc.*	15,917	137,045
Clovis Oncology, Inc.*	8,257	122,782
Total Pharmaceuticals		5,456,569

Healthcare-Products - 1.8%
Bio-Techne Corp.	1,833	382,162

Healthcare-Services - 1.5%
Syneos Health, Inc.*	6,297	321,714

Total Common Stocks
(Cost $9,138,480)		21,520,545

RIGHTS††† - 0.0%
Clinical Data, Inc.*,2	4,730	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,3 - 0.8%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$110,641	110,641
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	27,485	27,485
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	27,485	27,485
Total Repurchase Agreements
(Cost $165,611)		165,611

	Shares

SECURITIES LENDING COLLATERAL†,4 - 0.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[5]	205,494	205,494
Total Securities Lending Collateral
(Cost $205,494)		205,494

Total Investments - 101.4%
(Cost $9,509,585)		$21,891,650
Other Assets & Liabilities, net - (1.4)%		(298,620)
Total Net Assets - 100.0%		$21,593,030

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$21,520,545	$—	$—		$21,520,545
Rights	—	—	—	*	—
Repurchase Agreements	—	165,611	—		165,611
Securities Lending Collateral	205,494	—	—		205,494
Total Assets	$21,726,039	$165,611	$—		$21,891,650

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $206,988 of securities loaned (cost $9,343,974)	$21,726,039
Repurchase agreements, at value (cost $165,611)	165,611
Receivables:
Fund shares sold	2,750
Interest	34
Securities lending income	18
Total assets	21,894,452

Liabilities:
Payable for:
Return of securities lending collateral	205,494
Fund shares redeemed	32,616
Management fees	13,680
Transfer agent and administrative fees	4,024
Investor service fees	4,024
Portfolio accounting fees	1,609
Trustees’ fees*	418
Miscellaneous	39,557
Total liabilities	301,422
Commitments and contingent liabilities (Note 10)	—
Net assets	$21,593,030

Net assets consist of:
Paid in capital	$9,494,563
Total distributable earnings (loss)	12,098,467
Net assets	$21,593,030
Capital shares outstanding	242,244
Net asset value per share	$89.14

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$91,137
Interest	1,684
Income from securities lending, net	157
Total investment income	92,978

Expenses:
Management fees	95,485
Investor service fees	28,084
Transfer agent and administrative fees	28,084
Professional fees	16,895
Portfolio accounting fees	11,233
Trustees’ fees*	3,095
Custodian fees	2,614
Line of credit fees	502
Miscellaneous	22,268
Total expenses	208,260
Net investment loss	(115,282)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,052,989
Net realized gain	1,052,989
Net change in unrealized appreciation (depreciation) on:
Investments	1,850,859
Net change in unrealized appreciation (depreciation)	1,850,859
Net realized and unrealized gain	2,903,848
Net increase in net assets resulting from operations	$2,788,566

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(115,282)	$(282,823)
Net realized gain on investments	1,052,989	1,936,319
Net change in unrealized appreciation (depreciation) on investments	1,850,859	(4,235,879)
Net increase (decrease) in net assets resulting from operations	2,788,566	(2,582,383)

Distributions to shareholders	—	(71,198)

Capital share transactions:
Proceeds from sale of shares	10,101,366	26,330,050
Distributions reinvested	—	71,198
Cost of shares redeemed	(12,296,618)	(32,020,031)
Net decrease from capital share transactions	(2,195,252)	(5,618,783)
Net increase (decrease) in net assets	593,314	(8,272,364)

Net assets:
Beginning of period	20,999,716	29,272,080
End of period	$21,593,030	$20,999,716

Capital share activity:
Shares sold	113,215	290,934
Shares issued from reinvestment of distributions	—	751
Shares redeemed	(139,634)	(361,313)
Net decrease in shares	(26,419)	(69,628)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$78.16	$86.53	$66.86	$83.22	$76.71	$57.81
Income (loss) from investment operations:
Net investment income (loss)[b]	(.45)	(.96)	(.79)	(.80)	(1.02)	(.62)
Net gain (loss) on investments (realized and unrealized)	11.43	(7.17)	20.46	(15.56)	7.53	19.52
Total from investment operations	10.98	(8.13)	19.67	(16.36)	6.51	18.90
Less distributions from:
Net realized gains	—	(.24)	—	—	—	—
Total distributions	—	(.24)	—	—	—	—
Net asset value, end of period	$89.14	$78.16	$86.53	$66.86	$83.22	$76.71

Total Return[c]	14.05%	(9.44%)	29.44%	(19.66%)	8.47%	32.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,593	$21,000	$29,272	$22,231	$42,005	$38,094
Ratios to average net assets:
Net investment income (loss)	(1.03%)	(1.08%)	(0.99%)	(1.16%)	(1.17%)	(0.92%)
Total expenses	1.85%	1.72%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	43%	109%	137%	127%	161%	165%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.7%
Coca-Cola Co.	5.9%
PepsiCo, Inc.	5.4%
Philip Morris International, Inc.	4.5%
Altria Group, Inc.	3.9%
Mondelez International, Inc. — Class A	3.5%
Estee Lauder Companies, Inc. — Class A	3.3%
Colgate-Palmolive Co.	3.1%
Kimberly-Clark Corp.	2.7%
Constellation Brands, Inc. — Class A	2.6%
Top Ten Total	41.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Consumer Products Fund	13.03%	5.90%	5.57%	11.87%
S&P 500 Consumer Staples Index	16.18%	16.39%	8.39%	12.83%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Food - 37.6%
Mondelez International, Inc. — Class A	10,544	$568,322
Kraft Heinz Co.	12,971	402,620
Sysco Corp.	5,581	394,688
General Mills, Inc.	6,880	361,338
Tyson Foods, Inc. — Class A	4,473	361,150
Hershey Co.	2,550	341,776
Hormel Foods Corp.	7,438	301,536
McCormick & Company, Inc.	1,910	296,069
Kroger Co.	12,678	275,239
Kellogg Co.	5,079	272,082
JM Smucker Co.	2,001	230,495
Conagra Brands, Inc.	8,530	226,216
Campbell Soup Co.	5,641	226,035
Lamb Weston Holdings, Inc.	3,187	201,928
US Foods Holding Corp.*	5,157	184,414
Post Holdings, Inc.*	1,735	180,388
Pilgrim’s Pride Corp.*	6,504	165,137
Ingredion, Inc.	1,864	153,761
Flowers Foods, Inc.	6,221	144,763
Performance Food Group Co.*	3,399	136,062
Lancaster Colony Corp.	895	132,997
Sanderson Farms, Inc.	847	115,666
TreeHouse Foods, Inc.*	2,097	113,448
Hain Celestial Group, Inc.*	4,670	102,273
Sprouts Farmers Market, Inc.*	5,309	100,287
Cal-Maine Foods, Inc.	2,261	94,329
Total Food		6,083,019

Beverages - 25.2%
Coca-Cola Co.	18,859	960,300
PepsiCo, Inc.	6,701	878,702
Constellation Brands, Inc. — Class A	2,142	421,846
Keurig Dr Pepper, Inc.	14,192	410,149
Monster Beverage Corp.*	6,062	386,938
Brown-Forman Corp. — Class B	6,096	337,901
Molson Coors Brewing Co. — Class B	4,119	230,664
Anheuser-Busch InBev S.A. ADR	1,877	166,133
Coca-Cola European Partners plc	2,920	164,980
Fomento Economico Mexicano SAB de CV ADR	1,295	125,291
Total Beverages		4,082,904

Cosmetics & Personal Care - 14.4%
Procter & Gamble Co.	9,819	1,076,653
Estee Lauder Companies, Inc. — Class A	2,920	534,681
Colgate-Palmolive Co.	7,070	506,707
Unilever N.V. — Class Y	2,286	138,806
Edgewell Personal Care Co.*	2,877	77,535
Total Cosmetics & Personal Care		2,334,382

Agriculture - 12.3%
Philip Morris International, Inc.	9,287	729,308
Altria Group, Inc.	13,149	622,605
Archer-Daniels-Midland Co.	7,625	311,100
Bunge Ltd.	3,261	181,671
British American Tobacco plc ADR	4,214	146,942
Total Agriculture		1,991,626

Household Products & Housewares - 6.8%
Kimberly-Clark Corp.	3,313	441,557
Clorox Co.	1,888	289,072
Church & Dwight Company, Inc.	3,730	272,514
Spectrum Brands Holdings, Inc.	1,941	104,367
Total Household Products & Housewares		1,107,510

Pharmaceuticals - 1.0%
Herbalife Nutrition Ltd.*	3,884	166,080

Retail - 1.0%
Casey’s General Stores, Inc.	1,009	157,394

Electrical Components & Equipment - 0.7%
Energizer Holdings, Inc.	2,772	107,110

Commercial Services - 0.5%
Medifast, Inc.	629	80,701

Total Common Stocks
(Cost $10,094,995)		16,110,726

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.6%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$65,702	65,702
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	16,321	16,321
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	16,322	16,322
Total Repurchase Agreements
(Cost $98,345)		98,345

Total Investments - 100.1%
(Cost $10,193,340)		$16,209,071
Other Assets & Liabilities, net - (0.1)%		(15,271)
Total Net Assets - 100.0%		$16,193,800

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,110,726	$—	$—	$16,110,726
Repurchase Agreements	—	98,345	—	98,345
Total Assets	$16,110,726	$98,345	$—	$16,209,071

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value (cost $10,094,995)	$16,110,726
Repurchase agreements, at value (cost $98,345)	98,345
Receivables:
Dividends	41,556
Foreign tax reclaims	1,759
Interest	22
Total assets	16,252,408

Liabilities:
Payable for:
Fund shares redeemed	11,896
Management fees	11,472
Professional fees	11,066
Printing fees	7,078
Transfer agent and administrative fees	3,374
Investor service fees	3,374
Portfolio accounting fees	1,350
Trustees’ fees*	283
Miscellaneous	8,715
Total liabilities	58,608
Commitments and contingent liabilities (Note 10)	—
Net assets	$16,193,800

Net assets consist of:
Paid in capital	$11,293,559
Total distributable earnings (loss)	4,900,241
Net assets	$16,193,800
Capital shares outstanding	256,827
Net asset value per share	$63.05

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$205,074
Interest	1,074
Income from securities lending, net	144
Total investment income	206,292

Expenses:
Management fees	64,643
Investor service fees	19,013
Transfer agent and administrative fees	19,013
Professional fees	11,712
Portfolio accounting fees	7,605
Trustees’ fees*	1,675
Custodian fees	1,566
Line of credit fees	15
Miscellaneous	15,117
Total expenses	140,359
Net investment income	65,933

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(249,537)
Net realized loss	(249,537)
Net change in unrealized appreciation (depreciation) on:
Investments	1,903,898
Net change in unrealized appreciation (depreciation)	1,903,898
Net realized and unrealized gain	1,654,361
Net increase in net assets resulting from operations	$1,720,294

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$65,933	$154,297
Net realized gain (loss) on investments	(249,537)	227,545
Net change in unrealized appreciation (depreciation) on investments	1,903,898	(2,430,390)
Net increase (decrease) in net assets resulting from operations	1,720,294	(2,048,548)

Distributions to shareholders	—	(517,916)

Capital share transactions:
Proceeds from sale of shares	17,072,923	24,322,968
Distributions reinvested	—	517,916
Cost of shares redeemed	(15,720,506)	(25,177,014)
Net increase (decrease) from capital share transactions	1,352,417	(336,130)
Net increase (decrease) in net assets	3,072,711	(2,902,594)

Net assets:
Beginning of period	13,121,089	16,023,683
End of period	$16,193,800	$13,121,089

Capital share activity:
Shares sold	277,915	397,494
Shares issued from reinvestment of distributions	—	8,554
Shares redeemed	(256,330)	(412,473)
Net increase (decrease) in shares	21,585	(6,425)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$55.78	$66.30	$61.79	$61.56	$60.19	$56.94
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.70	.17	.44	.58	.42
Net gain (loss) on investments (realized and unrealized)	7.01	(8.51)	6.79	3.10	3.14	6.72
Total from investment operations	7.27	(7.81)	6.96	3.54	3.72	7.14
Less distributions from:
Net investment income	—	(.45)	(.64)	(.42)	(.34)	(.30)
Net realized gains	—	(2.26)	(1.81)	(2.89)	(2.01)	(3.59)
Total distributions	—	(2.71)	(2.45)	(3.31)	(2.35)	(3.89)
Net asset value, end of period	$63.05	$55.78	$66.30	$61.79	$61.56	$60.19

Total Return[c]	13.03%	(12.12%)	11.53%	5.42%	6.22%	12.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,194	$13,121	$16,024	$18,410	$32,481	$26,090
Ratios to average net assets:
Net investment income (loss)	0.87%	1.14%	0.27%	0.68%	0.95%	0.70%
Total expenses	1.85%	1.72%	1.70%	1.65%	1.61%	1.66%
Portfolio turnover rate	97%	176%	133%	161%	225%	194%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	7.9%
Broadcom, Inc.	5.9%
Texas Instruments, Inc.	5.6%
NVIDIA Corp.	5.5%
QUALCOMM, Inc.	5.2%
Micron Technology, Inc.	3.8%
Applied Materials, Inc.	3.6%
Analog Devices, Inc.	3.5%
Advanced Micro Devices, Inc.	3.1%
Xilinx, Inc.	3.0%
Top Ten Total	47.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Electronics Fund	26.82%	7.52%	14.03%	14.37%
S&P 500 Information Technology Index	27.13%	14.34%	18.53%	18.57%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Semiconductors - 92.7%
Intel Corp.	10,053	$481,237
Broadcom, Inc.	1,250	359,825
Texas Instruments, Inc.	2,997	343,936
NVIDIA Corp.	2,052	337,000
QUALCOMM, Inc.	4,229	321,700
Micron Technology, Inc.*	6,065	234,048
Applied Materials, Inc.	4,878	219,071
Analog Devices, Inc.	1,889	213,211
Advanced Micro Devices, Inc.*	6,216	188,780
Xilinx, Inc.	1,560	183,955
Lam Research Corp.	940	176,570
NXP Semiconductor N.V.	1,635	159,592
Microchip Technology, Inc.[1]	1,736	150,511
KLA-Tencor Corp.	1,237	146,213
Maxim Integrated Products, Inc.	2,253	134,775
Marvell Technology Group Ltd.	5,452	130,139
Skyworks Solutions, Inc.	1,581	122,164
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,993	117,236
ON Semiconductor Corp.*	4,826	97,534
Teradyne, Inc.	2,013	96,443
Qorvo, Inc.*	1,425	94,919
Cypress Semiconductor Corp.	4,203	93,475
ASML Holding N.V. — Class G	448	93,153
Mellanox Technologies Ltd.*	760	84,109
Monolithic Power Systems, Inc.	599	81,332
Cree, Inc.*	1,401	78,708
STMicroelectronics N.V. — Class Y1	4,241	74,726
Entegris, Inc.	1,957	73,035
Silicon Laboratories, Inc.*	697	72,070
Silicon Motion Technology Corp. ADR	1,617	71,763
Kulicke & Soffa Industries, Inc.	3,077	69,386
MKS Instruments, Inc.	877	68,310
Semtech Corp.*	1,248	59,966
Cabot Microelectronics Corp.	529	58,232
Brooks Automation, Inc.	1,409	54,599
Cirrus Logic, Inc.*	1,229	53,707
Power Integrations, Inc.	654	52,438
Inphi Corp.*	1,002	50,200
Diodes, Inc.*	1,269	46,154
Ambarella, Inc.*	903	39,849
Synaptics, Inc.*	1,139	33,191
MACOM Technology Solutions Holdings, Inc.*	2,191	33,150
Nanometrics, Inc.*	884	30,684
Total Semiconductors		5,681,096

Energy-Alternate Sources - 2.7%
First Solar, Inc.*	1,353	88,865
SolarEdge Technologies, Inc.*	1,245	77,763
Total Energy-Alternate Sources		166,628

Electrical Components & Equipment - 1.6%
Universal Display Corp.	525	98,731

Chemicals - 1.3%
Versum Materials, Inc.	1,511	77,937

Electronics - 0.8%
Advanced Energy Industries, Inc.*	869	48,899

Machinery-Diversified - 0.4%
Ichor Holdings Ltd.*	1,031	24,373

Total Common Stocks
(Cost $2,495,898)		6,097,664

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$26,196	26,196
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	6,507	6,507
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	6,507	6,507
Total Repurchase Agreements
(Cost $39,210)		39,210

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	170,574	170,574
Total Securities Lending Collateral
(Cost $170,574)		170,574

Total Investments - 103.0%
(Cost $2,705,682)		$6,307,448
Other Assets & Liabilities, net - (3.0)%		(181,054)
Total Net Assets - 100.0%		$6,126,394

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,097,664	$—	$—	$6,097,664
Repurchase Agreements	—	39,210	—	39,210
Securities Lending Collateral	170,574	—	—	170,574
Total Assets	$6,268,238	$39,210	$—	$6,307,448

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $166,430 of securities loaned (cost $2,666,472)	$6,268,238
Repurchase agreements, at value (cost $39,210)	39,210
Receivables:
Securities sold	241,395
Dividends	9,152
Fund shares sold	220
Securities lending income	9
Interest	8
Total assets	6,558,232

Liabilities:
Payable for:
Fund shares redeemed	242,928
Return of securities lending collateral	170,574
Management fees	3,974
Transfer agent and administrative fees	1,169
Investor service fees	1,169
Portfolio accounting fees	468
Trustees’ fees*	121
Miscellaneous	11,435
Total liabilities	431,838
Commitments and contingent liabilities (Note 10)	—
Net assets	$6,126,394

Net assets consist of:
Paid in capital	$3,089,616
Total distributable earnings (loss)	3,036,778
Net assets	$6,126,394
Capital shares outstanding	71,782
Net asset value per share	$85.35

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $141)	$55,208
Interest	509
Income from securities lending, net	48
Total investment income	55,765

Expenses:
Management fees	27,649
Investor service fees	8,132
Transfer agent and administrative fees	8,132
Professional fees	5,094
Portfolio accounting fees	3,252
Trustees’ fees*	908
Custodian fees	810
Line of credit fees	12
Miscellaneous	6,175
Total expenses	60,164
Net investment loss	(4,399)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	165,216
Net realized gain	165,216
Net change in unrealized appreciation (depreciation) on:
Investments	1,152,171
Net change in unrealized appreciation (depreciation)	1,152,171
Net realized and unrealized gain	1,317,387
Net increase in net assets resulting from operations	$1,312,988

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,399)	$(7,149)
Net realized gain on investments	165,216	1,317,537
Net change in unrealized appreciation (depreciation) on investments	1,152,171	(2,100,923)
Net increase (decrease) in net assets resulting from operations	1,312,988	(790,535)

Distributions to shareholders	—	(242,664)

Capital share transactions:
Proceeds from sale of shares	7,180,984	21,819,055
Distributions reinvested	—	242,664
Cost of shares redeemed	(7,227,237)	(27,404,421)
Net decrease from capital share transactions	(46,253)	(5,342,702)
Net increase (decrease) in net assets	1,266,735	(6,375,901)

Net assets:
Beginning of period	4,859,659	11,235,560
End of period	$6,126,394	$4,859,659

Capital share activity:
Shares sold	89,296	262,533
Shares issued from reinvestment of distributions	—	2,952
Shares redeemed	(89,726)	(333,916)
Net decrease in shares	(430)	(68,431)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$67.30	$79.89	$60.95	$49.03	$48.01	$38.81
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.07)	(.34)	(.07)	(.15)	(.01)
Net gain (loss) on investments (realized and unrealized)	18.10	(9.54)	19.28	11.99	1.17	9.21
Total from investment operations	18.05	(9.61)	18.94	11.92	1.02	9.20
Less distributions from:
Net realized gains	—	(2.98)	—	—	—	—
Total distributions	—	(2.98)	—	—	—	—
Net asset value, end of period	$85.35	$67.30	$79.89	$60.95	$49.03	$48.01

Total Return[c]	26.82%	(12.71%)	31.06%	24.34%	2.10%	23.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,126	$4,860	$11,236	$8,709	$5,374	$7,410
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(0.09%)	(0.48%)	(0.14%)	(0.31%)	(0.01%)
Total expenses	1.85%	1.71%	1.70%	1.66%	1.59%	1.66%
Portfolio turnover rate	104%	248%	327%	362%	351%	381%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	7.5%
Chevron Corp.	6.3%
ConocoPhillips	3.5%
Schlumberger Ltd.	3.1%
EOG Resources, Inc.	3.1%
Kinder Morgan, Inc.	2.8%
Phillips 66	2.8%
Marathon Petroleum Corp.	2.6%
Occidental Petroleum Corp.	2.5%
Valero Energy Corp.	2.5%
Top Ten Total	36.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Energy Fund	10.41%	(23.81%)	(12.94%)	(0.01%)
S&P 500 Energy Index	13.13%	(13.25%)	(5.54%)	5.01%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Oil & Gas - 69.8%
Exxon Mobil Corp.	8,650	$662,850
Chevron Corp.	4,523	562,842
ConocoPhillips	5,048	307,928
EOG Resources, Inc.	2,912	271,282
Phillips 66	2,631	246,104
Marathon Petroleum Corp.	4,124	230,449
Occidental Petroleum Corp.	4,501	226,310
Valero Energy Corp.	2,640	226,010
Anadarko Petroleum Corp.	3,124	220,429
Pioneer Natural Resources Co.	1,215	186,940
Concho Resources, Inc.	1,593	164,366
Hess Corp.	2,578	163,884
Diamondback Energy, Inc.	1,424	155,173
Continental Resources, Inc.*	3,522	148,241
Devon Energy Corp.	4,479	127,741
Marathon Oil Corp.	8,877	126,142
Noble Energy, Inc.	5,462	122,349
Apache Corp.	4,176	120,979
BP plc ADR	2,855	119,054
Petroleo Brasileiro S.A. ADR	7,513	116,977
Cabot Oil & Gas Corp. — Class A	4,999	114,777
HollyFrontier Corp.	2,296	106,259
Royal Dutch Shell plc — Class A ADR	1,589	103,396
Parsley Energy, Inc. — Class A*	4,928	93,681
Cimarex Energy Co.	1,548	91,843
Suncor Energy, Inc.	2,844	88,619
Helmerich & Payne, Inc.	1,696	85,852
CVR Energy, Inc.	1,680	83,983
Canadian Natural Resources Ltd.	3,061	82,555
WPX Energy, Inc.*	7,119	81,940
Equities Corp.	4,825	76,283
Murphy Oil Corp.	3,088	76,119
PBF Energy, Inc. — Class A	2,356	73,743
Delek US Holdings, Inc.	1,605	65,035
Ecopetrol S.A. ADR	3,521	64,399
PDC Energy, Inc.*	1,611	58,093
Centennial Resource Development, Inc. — Class A*	7,217	54,777
Whiting Petroleum Corp.*	2,676	49,988
Range Resources Corp.	7,007	48,909
Antero Resources Corp.*	8,644	47,801
SM Energy Co.	3,581	44,834
CNX Resources Corp.*	5,994	43,816
California Resources Corp.*	1,852	36,447
Carrizo Oil & Gas, Inc.*	3,562	35,691
Total Oil & Gas		6,214,890

Pipelines - 14.3%
Kinder Morgan, Inc.	12,093	252,502
Williams Companies, Inc.	7,751	217,338
ONEOK, Inc.	2,877	197,966
Cheniere Energy, Inc.*	2,278	155,929
Targa Resources Corp.	2,854	112,048
Enbridge, Inc.	2,783	100,411
Equitrans Midstream Corp.	4,112	81,047
TC Energy Corp.	1,615	79,975
Plains GP Holdings, LP — Class A*	2,974	74,261
Total Pipelines		1,271,477

Oil & Gas Services - 13.0%
Schlumberger Ltd.	7,006	278,418
Baker Hughes a GE Co.	7,455	183,617
Halliburton Co.	7,272	165,365
National Oilwell Varco, Inc.	5,004	111,239
TechnipFMC plc	3,884	100,751
Core Laboratories N.V.	1,340	70,055
Patterson-UTI Energy, Inc.	4,857	55,904
ProPetro Holding Corp.*	2,674	55,352
Oceaneering International, Inc.*	2,656	54,156
RPC, Inc.[1]	6,520	47,009
US Silica Holdings, Inc.	2,840	36,324
Total Oil & Gas Services		1,158,190

Transportation - 0.9%
Golar LNG Ltd.	4,270	78,910

Metal Fabricate & Hardware - 0.9%
Tenaris S.A. ADR	2,911	76,588

Coal - 0.7%
Peabody Energy Corp.	2,456	59,189

Energy-Alternate Sources - 0.3%
Renewable Energy Group, Inc.*	1,810	28,707

Total Common Stocks
(Cost $4,495,494)		8,887,951

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$44,934	44,934
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	11,162	11,162
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	11,163	11,163
Total Repurchase Agreements
(Cost $67,259)		67,259

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
ENERGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	32,835	$32,835
Total Securities Lending Collateral
(Cost $32,835)		32,835

Total Investments - 101.0%
(Cost $4,595,588)		$8,988,045
Other Assets & Liabilities, net - (1.0)%		(88,591)
Total Net Assets - 100.0%		$8,899,454

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,887,951	$—	$—	$8,887,951
Repurchase Agreements	—	67,259	—	67,259
Securities Lending Collateral	32,835	—	—	32,835
Total Assets	$8,920,786	$67,259	$—	$8,988,045

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $31,565 of securities loaned (cost $4,528,329)	$8,920,786
Repurchase agreements, at value (cost $67,259)	67,259
Receivables:
Fund shares sold	16,454
Dividends	9,366
Interest	15
Total assets	9,013,880

Liabilities:
Payable for:
Fund shares redeemed	53,927
Return of securities lending collateral	32,835
Management fees	5,711
Transfer agent and administrative fees	1,680
Investor service fees	1,680
Portfolio accounting fees	672
Trustees’ fees*	188
Miscellaneous	17,733
Total liabilities	114,426
Commitments and contingent liabilities (Note 10)	—
Net assets	$8,899,454

Net assets consist of:
Paid in capital	$14,016,663
Total distributable earnings (loss)	(5,117,209)
Net assets	$8,899,454
Capital shares outstanding	145,713
Net asset value per share	$61.08

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $2,137)	$156,564
Interest	697
Income from securities lending, net	67
Total investment income	157,328

Expenses:
Management fees	42,629
Investor service fees	12,538
Transfer agent and administrative fees	12,538
Professional fees	7,942
Portfolio accounting fees	5,015
Trustees’ fees*	1,749
Custodian fees	1,422
Line of credit fees	10
Miscellaneous	8,957
Total expenses	92,800
Net investment income	64,528

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	449,964
Net realized gain	449,964
Net change in unrealized appreciation (depreciation) on:
Investments	539,069
Net change in unrealized appreciation (depreciation)	539,069
Net realized and unrealized gain	989,033
Net increase in net assets resulting from operations	$1,053,561

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$64,528	$9,956
Net realized gain on investments	449,964	342,155
Net change in unrealized appreciation (depreciation) on investments	539,069	(4,513,930)
Net increase (decrease) in net assets resulting from operations	1,053,561	(4,161,819)

Distributions to shareholders	—	(100,740)

Capital share transactions:
Proceeds from sale of shares	4,238,592	79,229,795
Distributions reinvested	—	100,740
Cost of shares redeemed	(6,064,822)	(82,713,811)
Net decrease from capital share transactions	(1,826,230)	(3,383,276)
Net decrease in net assets	(772,669)	(7,645,835)

Net assets:
Beginning of period	9,672,123	17,317,958
End of period	$8,899,454	$9,672,123

Capital share activity:
Shares sold	67,415	1,057,017
Shares issued from reinvestment of distributions	—	1,272
Shares redeemed	(96,537)	(1,115,672)
Net decrease in shares	(29,122)	(57,383)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$55.32	$74.58	$80.09	$61.43	$90.41	$123.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.40	.04	.53	.08	.76	.48
Net gain (loss) on investments (realized and unrealized)	5.36	(18.95)	(5.61)	18.72	(27.58)	(21.93)
Total from investment operations	5.76	(18.91)	(5.08)	18.80	(26.82)	(21.45)
Less distributions from:
Net investment income	—	(.35)	(.43)	(.14)	(.36)	(.12)
Net realized gains	—	—	—	—	(1.80)	(12.00)
Total distributions	—	(.35)	(.43)	(.14)	(2.16)	(12.12)
Net asset value, end of period	$61.08	$55.32	$74.58	$80.09	$61.43	$90.41

Total Return[c]	10.41%	(25.49%)	(6.26%)	31.37%	(30.22%)	(18.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,899	$9,672	$17,318	$28,117	$19,682	$26,560
Ratios to average net assets:
Net investment income (loss)	1.29%	0.06%	0.75%	0.42%	0.91%	0.38%
Total expenses	1.85%	1.72%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	37%	490%	573%	293%	121%	214%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	16.0%
Baker Hughes a GE Co.	10.6%
Halliburton Co.	7.9%
National Oilwell Varco, Inc.	6.4%
TechnipFMC plc	4.4%
Helmerich & Payne, Inc.	4.0%
Transocean Ltd.	3.5%
Apergy Corp.	3.5%
Cactus, Inc. — Class A	3.5%
Patterson-UTI Energy, Inc.	3.2%
Top Ten Total	63.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Energy Services Fund	9.34%	(38.92%)	(24.31%)	(6.38%)
S&P 500 Energy Index	13.13%	(13.25%)	(5.54%)	5.01%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Oil & Gas Services - 83.2%
Schlumberger Ltd.	15,621	$620,778
Baker Hughes a GE Co.	16,618	409,301
Halliburton Co.	13,511	307,240
National Oilwell Varco, Inc.	11,142	247,687
TechnipFMC plc	6,516	169,025
Apergy Corp.*	4,070	136,508
Patterson-UTI Energy, Inc.	10,825	124,596
ProPetro Holding Corp.*	5,963	123,434
Oceaneering International, Inc.*	5,923	120,770
McDermott International, Inc.*	12,300	118,818
Liberty Oilfield Services, Inc. — Class A1	7,242	117,176
Dril-Quip, Inc.*	2,366	113,568
RPC, Inc.[1]	14,527	104,740
Core Laboratories N.V.	1,965	102,730
Archrock, Inc.	9,502	100,721
Oil States International, Inc.*	4,798	87,803
US Silica Holdings, Inc.	6,320	80,833
C&J Energy Services, Inc.*	6,087	71,705
Keane Group, Inc.*	10,112	67,953
Total Oil & Gas Services		3,225,386

Oil & Gas - 9.9%
Helmerich & Payne, Inc.	3,039	153,834
Transocean Ltd.*	21,367	136,962
Diamond Offshore Drilling, Inc.*,1	10,501	93,144
Total Oil & Gas		383,940

Machinery-Diversified - 3.5%
Cactus, Inc. — Class A*	4,062	134,533

Metal Fabricate & Hardware - 3.0%
Tenaris S.A. ADR	4,393	115,580

Total Common Stocks
(Cost $2,923,655)		3,859,439

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.4%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$37,217	37,217
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	9,245	9,245
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	9,245	9,245
Total Repurchase Agreements
(Cost $55,707)		55,707

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	196,862	196,862
Total Securities Lending Collateral
(Cost $196,862)		196,862

Total Investments - 106.1%
(Cost $3,176,224)		$4,112,008
Other Assets & Liabilities, net - (6.1)%		(236,003)
Total Net Assets - 100.0%		$3,876,005

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,859,439	$—	$—	$3,859,439
Repurchase Agreements	—	55,707	—	55,707
Securities Lending Collateral	196,862	—	—	196,862
Total Assets	$4,056,301	$55,707	$—	$4,112,008

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $192,655 of securities loaned (cost $3,120,517)	$4,056,301
Repurchase agreements, at value (cost $55,707)	55,707
Receivables:
Fund shares sold	146,974
Dividends	7,340
Interest	12
Securities lending income	11
Total assets	4,266,345

Liabilities:
Payable for:
Return of securities lending collateral	196,862
Securities purchased	127,861
Fund shares redeemed	53,798
Management fees	2,234
Transfer agent and administrative fees	657
Investor service fees	657
Portfolio accounting fees	263
Trustees’ fees*	84
Miscellaneous	7,924
Total liabilities	390,340
Commitments and contingent liabilities (Note 10)	—
Net assets	$3,876,005

Net assets consist of:
Paid in capital	$12,708,558
Total distributable earnings (loss)	(8,832,553)
Net assets	$3,876,005
Capital shares outstanding	116,974
Net asset value per share	$33.14

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $326)	$48,193
Interest	355
Income from securities lending, net	152
Total investment income	48,700

Expenses:
Management fees	19,127
Investor service fees	5,626
Transfer agent and administrative fees	5,626
Professional fees	4,534
Portfolio accounting fees	2,250
Trustees’ fees*	779
Custodian fees	648
Line of credit fees	4
Miscellaneous	3,088
Total expenses	41,682
Net investment income	7,018

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(334,876)
Net realized loss	(334,876)
Net change in unrealized appreciation (depreciation) on:
Investments	584,422
Net change in unrealized appreciation (depreciation)	584,422
Net realized and unrealized gain	249,546
Net increase in net assets resulting from operations	$256,564

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$7,018	$(9,036)
Net realized loss on investments	(334,876)	(139,979)
Net change in unrealized appreciation (depreciation) on investments	584,422	(3,076,408)
Net increase (decrease) in net assets resulting from operations	256,564	(3,225,423)

Distributions to shareholders	—	(203,149)

Capital share transactions:
Proceeds from sale of shares	8,008,804	23,622,688
Distributions reinvested	—	203,149
Cost of shares redeemed	(7,881,367)	(25,952,063)
Net increase (decrease) from capital share transactions	127,437	(2,126,226)
Net increase (decrease) in net assets	384,001	(5,554,798)

Net assets:
Beginning of period	3,492,004	9,046,802
End of period	$3,876,005	$3,492,004

Capital share activity:
Shares sold	225,206	441,752
Shares issued from reinvestment of distributions	—	3,791
Shares redeemed	(223,439)	(487,404)
Net increase (decrease) in shares	1,767	(41,861)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$30.31	$57.60	$70.80	$58.00	$85.24	$132.25
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	(.07)	1.11	(.03)	.66	.36
Net gain (loss) on investments (realized and unrealized)	2.78	(25.46)	(14.31)	12.92	(27.60)	(37.41)
Total from investment operations	2.83	(25.53)	(13.20)	12.89	(26.94)	(37.05)
Less distributions from:
Net investment income	—	(1.76)	—	(.09)	(.30)	—
Net realized gains	—	—	—	—	—	(9.96)
Total distributions	—	(1.76)	—	(.09)	(.30)	(9.96)
Net asset value, end of period	$33.14	$30.31	$57.60	$70.80	$58.00	$85.24

Total Return[c]	9.34%	(45.65%)	(18.64%)	23.15%	(31.70%)	(29.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,876	$3,492	$9,047	$13,770	$11,475	$15,843
Ratios to average net assets:
Net investment income (loss)	0.31%	(0.13%)	1.92%	(0.26%)	0.85%	0.29%
Total expenses	1.85%	1.71%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	165%	331%	338%	291%	175%	220%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.2%
JPMorgan Chase & Co.	2.6%
Bank of America Corp.	2.3%
Wells Fargo & Co.	2.0%
Citigroup, Inc.	1.8%
American Express Co.	1.4%
American Tower Corp. — Class A	1.3%
Goldman Sachs Group, Inc.	1.3%
U.S. Bancorp	1.3%
BlackRock, Inc. — Class A	1.2%
Top Ten Total	18.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Financial Services Fund	18.20%	5.72%	7.24%	10.95%
S&P 500 Financials Index	17.24%	6.31%	10.58%	13.09%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Banks - 30.0%
JPMorgan Chase & Co.	2,328	$260,270
Bank of America Corp.	7,897	229,013
Wells Fargo & Co.	4,248	201,015
Citigroup, Inc.	2,499	175,005
Goldman Sachs Group, Inc.	610	124,806
U.S. Bancorp	2,378	124,607
Morgan Stanley	2,661	116,578
PNC Financial Services Group, Inc.	804	110,373
Bank of New York Mellon Corp.	2,020	89,183
BB&T Corp.	1,706	83,816
SunTrust Banks, Inc.	1,144	71,900
M&T Bank Corp.	401	68,198
State Street Corp.	1,125	63,068
Northern Trust Corp.	695	62,550
Fifth Third Bancorp	2,225	62,078
KeyCorp	3,291	58,415
First Republic Bank	578	56,442
Citizens Financial Group, Inc.	1,569	55,480
Regions Financial Corp.	3,577	53,440
Huntington Bancshares, Inc.	3,796	52,461
HDFC Bank Ltd. ADR	397	51,626
ICICI Bank Ltd. ADR	4,066	51,191
Popular, Inc.	907	49,196
SVB Financial Group*	219	49,185
Toronto-Dominion Bank[1]	830	48,439
Comerica, Inc.	651	47,289
Royal Bank of Canada	580	46,052
Zions Bancorp North America	880	40,462
Signature Bank	301	36,373
East West Bancorp, Inc.	777	36,340
Commerce Bancshares, Inc.	608	36,273
Synovus Financial Corp.	951	33,285
First Horizon National Corp.	2,026	30,248
PacWest Bancorp	765	29,705
Pinnacle Financial Partners, Inc.	502	28,855
Wintrust Financial Corp.	393	28,752
IBERIABANK Corp.	379	28,747
Bank OZK	912	27,442
Umpqua Holdings Corp.	1,595	26,461
First Hawaiian, Inc.	1,010	26,129
Associated Banc-Corp.	1,216	25,706
Hancock Whitney Corp.	641	25,679
Texas Capital Bancshares, Inc.*	403	24,732
Total Banks		2,946,865

REITs - 28.4%
American Tower Corp. — Class A	634	129,621
Crown Castle International Corp.	760	99,066
Simon Property Group, Inc.	609	97,294
Prologis, Inc.	1,211	97,001
Equinix, Inc.	189	95,311
Public Storage	378	90,028
Welltower, Inc.	960	78,269
AvalonBay Communities, Inc.	367	74,567
Equity Residential	965	73,263
Digital Realty Trust, Inc.	586	69,025
Ventas, Inc.	1,000	68,350
SBA Communications Corp.*	295	66,328
Realty Income Corp.	923	63,659
Essex Property Trust, Inc.	213	62,181
Weyerhaeuser Co.	2,326	61,267
Boston Properties, Inc.	471	60,759
Alexandria Real Estate Equities, Inc.	395	55,731
HCP, Inc.	1,662	53,151
Mid-America Apartment Communities, Inc.	443	52,168
Extra Space Storage, Inc.	485	51,458
Invitation Homes, Inc.	1,911	51,081
Host Hotels & Resorts, Inc.	2,768	50,433
Annaly Capital Management, Inc.	5,470	49,941
UDR, Inc.	1,088	48,840
Vornado Realty Trust	756	48,460
Regency Centers Corp.	690	46,051
Duke Realty Corp.	1,455	45,993
Camden Property Trust	428	44,679
Federal Realty Investment Trust	338	43,521
AGNC Investment Corp.	2,441	41,058
Iron Mountain, Inc.	1,309	40,972
VICI Properties, Inc.	1,835	40,443
National Retail Properties, Inc.	761	40,341
Gaming and Leisure Properties, Inc.	1,005	39,175
Lamar Advertising Co. — Class A	485	39,144
Apartment Investment & Management Co. — Class A	761	38,141
Kilroy Realty Corp.	516	38,086
Kimco Realty Corp.	2,057	38,013
Liberty Property Trust	757	37,880
Omega Healthcare Investors, Inc.	1,023	37,595
STORE Capital Corp.	1,113	36,940
American Homes 4 Rent — Class A	1,505	36,587
Douglas Emmett, Inc.	910	36,254
SL Green Realty Corp.	451	36,247
CyrusOne, Inc.	613	35,382
CubeSmart	1,042	34,844
New Residential Investment Corp.	2,220	34,166
Park Hotels & Resorts, Inc.	1,164	32,080
Brixmor Property Group, Inc.	1,761	31,487
Macerich Co.	893	29,907
Sabra Health Care REIT, Inc.	1,319	25,971
PotlatchDeltic Corp.	579	22,569
Senior Housing Properties Trust	2,310	19,104
Uniti Group, Inc.	1,803	17,128
Total REITs		2,787,010

Insurance - 19.9%
Berkshire Hathaway, Inc. — Class B*	1,487	316,984
Marsh & McLennan Companies, Inc.	992	98,952
MetLife, Inc.	1,903	94,522
Progressive Corp.	1,170	93,518
American International Group, Inc.	1,729	92,121
Chubb Ltd.	598	88,080
Prudential Financial, Inc.	869	87,769

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
FINANCIAL SERVICES FUND

	Shares	Value

Aflac, Inc.	1,590	$87,148
Travelers Companies, Inc.	564	84,329
Allstate Corp.	778	79,115
Willis Towers Watson plc	346	66,273
Hartford Financial Services Group, Inc.	1,122	62,518
Aon plc	302	58,280
Loews Corp.	1,030	56,310
Arthur J Gallagher & Co.	641	56,145
Principal Financial Group, Inc.	960	55,603
Cincinnati Financial Corp.	533	55,256
Arch Capital Group Ltd.*	1,405	52,097
Lincoln National Corp.	783	50,464
Everest Re Group Ltd.	194	47,953
Fidelity National Financial, Inc.	1,130	45,539
AXA Equitable Holdings, Inc.	2,096	43,806
Voya Financial, Inc.	714	39,484
Athene Holding Ltd. — Class A*	892	38,410
Unum Group	1,101	36,939
Assurant, Inc.	340	36,169
Brighthouse Financial, Inc.*	764	28,031
Total Insurance		1,951,815

Diversified Financial Services - 16.1%
American Express Co.	1,129	139,364
BlackRock, Inc. — Class A	261	122,487
CME Group, Inc. — Class A	588	114,137
Charles Schwab Corp.	2,478	99,591
Intercontinental Exchange, Inc.	1,102	94,706
Capital One Financial Corp.	984	89,288
TD Ameritrade Holding Corp.	1,445	72,134
T. Rowe Price Group, Inc.	650	71,312
Discover Financial Services	879	68,202
Synchrony Financial	1,938	67,191
Interactive Brokers Group, Inc. — Class A	1,205	65,311
Ameriprise Financial, Inc.	420	60,967
Franklin Resources, Inc.	1,677	58,360
Nasdaq, Inc.	566	54,432
Raymond James Financial, Inc.	580	49,039
Ally Financial, Inc.	1,575	48,809
Cboe Global Markets, Inc.	451	46,737
E*TRADE Financial Corp.	1,008	44,957
Invesco Ltd.	2,092	42,802
SEI Investments Co.	718	40,280
LPL Financial Holdings, Inc.	443	36,136
Jefferies Financial Group, Inc.	1,715	32,979
LendingTree, Inc.*	75	31,502
Affiliated Managers Group, Inc.	338	31,143
Total Diversified Financial Services		1,581,866

Commercial Services - 2.4%
S&P Global, Inc.	461	105,011
Moody’s Corp.	421	82,225
MarketAxess Holdings, Inc.	149	47,892
Total Commercial Services		235,128

Savings & Loans - 0.9%
People’s United Financial, Inc.	2,132	35,775
Sterling Bancorp	1,377	29,302
Investors Bancorp, Inc.	2,179	24,296
Total Savings & Loans		89,373

Software - 0.6%
MSCI, Inc. — Class A	271	64,712

Private Equity - 0.6%
KKR & Company, Inc. — Class A	2,550	64,439

Media - 0.5%
FactSet Research Systems, Inc.	160	45,850

Total Common Stocks
(Cost $5,543,805)		9,767,058

SECURITIES LENDING COLLATERAL†,2 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[3]	37,009	37,009
Total Securities Lending Collateral
(Cost $37,009)		37,009

Total Investments - 99.8%
(Cost $5,580,814)		$9,804,067
Other Assets & Liabilities, net - 0.2%		18,905
Total Net Assets - 100.0%		$9,822,972

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Securities lending collateral — See Note 7.
[3]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
FINANCIAL SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,767,058	$—	$—	$9,767,058
Securities Lending Collateral	37,009	—	—	37,009
Total Assets	$9,804,067	$—	$—	$9,804,067

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $36,300 of securities loaned (cost $5,580,814)	$9,804,067
Cash	236
Receivables:
Securities sold	137,187
Dividends	20,033
Fund shares sold	1,787
Foreign tax reclaims	59
Total assets	9,963,369

Liabilities:
Line of credit	76,000
Payable for:
Return of securities lending collateral	37,009
Management fees	6,287
Professional fees	6,202
Transfer agent and administrative fees	1,849
Investor service fees	1,849
Fund shares redeemed	1,497
Portfolio accounting fees	740
Trustees’ fees*	158
Miscellaneous	8,806
Total liabilities	140,397
Commitments and contingent liabilities (Note 10)	—
Net assets	$9,822,972

Net assets consist of:
Paid in capital	$6,561,296
Total distributable earnings (loss)	3,261,676
Net assets	$9,822,972
Capital shares outstanding	113,126
Net asset value per share	$86.83

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $285)	$120,239
Interest	573
Income from securities lending, net	5
Total investment income	120,817

Expenses:
Management fees	36,228
Investor service fees	10,655
Transfer agent and administrative fees	10,655
Professional fees	11,587
Portfolio accounting fees	4,262
Trustees’ fees*	1,515
Custodian fees	1,275
Line of credit fees	30
Miscellaneous	2,548
Total expenses	78,755
Net investment income	42,062

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	125,526
Net realized gain	125,526
Net change in unrealized appreciation (depreciation) on:
Investments	1,137,864
Net change in unrealized appreciation (depreciation)	1,137,864
Net realized and unrealized gain	1,263,390
Net increase in net assets resulting from operations	$1,305,452

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$42,062	$61,540
Net realized gain on investments	125,526	914,802
Net change in unrealized appreciation (depreciation) on investments	1,137,864	(2,021,689)
Net increase (decrease) in net assets resulting from operations	1,305,452	(1,045,347)

Distributions to shareholders	—	(80,650)

Capital share transactions:
Proceeds from sale of shares	9,658,453	48,162,381
Distributions reinvested	—	80,650
Cost of shares redeemed	(8,239,341)	(56,375,926)
Net increase (decrease) from capital share transactions	1,419,112	(8,132,895)
Net increase (decrease) in net assets	2,724,564	(9,258,892)

Net assets:
Beginning of period	7,098,408	16,357,300
End of period	$9,822,972	$7,098,408

Capital share activity:
Shares sold	115,838	576,992
Shares issued from reinvestment of distributions	—	963
Shares redeemed	(99,342)	(674,978)
Net increase (decrease) in shares	16,496	(97,023)

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$73.46	$84.47	$73.42	$64.46	$67.34	$60.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.41	.45	.77	— [c]	.72	.27
Net gain (loss) on investments (realized and unrealized)	12.96	(10.74)	10.63	9.32	(3.36)	7.28
Total from investment operations	13.37	(10.29)	11.40	9.32	(2.64)	7.55
Less distributions from:
Net investment income	—	(.72)	(.35)	(.36)	(.24)	(.36)
Total distributions	—	(.72)	(.35)	(.36)	(.24)	(.36)
Net asset value, end of period	$86.83	$73.46	$84.47	$73.42	$64.46	$67.34

Total Return[d]	18.20%	(12.28%)	15.57%	15.83%	(3.99%)	12.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,823	$7,098	$16,357	$16,230	$13,963	$13,743
Ratios to average net assets:
Net investment income (loss)	0.99%	0.54%	1.00%	— [f]	1.09%	0.41%
Total expenses	1.85%	1.72%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	83%	403%	364%	329%	213%	215%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[f]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.5%
Pfizer, Inc.	2.8%
UnitedHealth Group, Inc.	2.8%
Merck & Company, Inc.	2.7%
Abbott Laboratories	2.2%
Thermo Fisher Scientific, Inc.	2.0%
Amgen, Inc.	1.9%
Eli Lilly & Co.	1.9%
AbbVie, Inc.	1.9%
Danaher Corp.	1.9%
Top Ten Total	23.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Health Care Fund	12.58%	7.17%	8.51%	13.93%
S&P 500 Health Care Index	8.07%	12.99%	10.61%	15.52%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Pharmaceuticals - 33.8%
Johnson & Johnson	5,006	$697,236
Pfizer, Inc.	13,023	564,156
Merck & Company, Inc.	6,386	535,466
Eli Lilly & Co.	3,349	371,036
AbbVie, Inc.	5,089	370,072
CVS Health Corp.	5,690	310,048
Allergan plc	1,832	306,732
Bristol-Myers Squibb Co.	6,718	304,661
Cigna Corp.	1,771	279,021
Zoetis, Inc.	2,378	269,879
McKesson Corp.	1,389	186,668
Teva Pharmaceutical Industries Ltd. ADR*	17,374	160,362
AmerisourceBergen Corp. — Class A	1,826	155,685
Jazz Pharmaceuticals plc*	995	141,847
Cardinal Health, Inc.	2,991	140,876
AstraZeneca plc ADR	3,322	137,132
DexCom, Inc.*	893	133,807
Canopy Growth Corp.*,1	3,314	133,587
Sarepta Therapeutics, Inc.*	879	133,564
Elanco Animal Health, Inc.*	3,797	128,339
Novartis AG ADR	1,393	127,195
Perrigo Company plc	2,581	122,907
Alkermes plc*	5,227	117,817
Mylan N.V.*	6,175	117,572
Array BioPharma, Inc.*	2,522	116,844
Tilray, Inc. — Class 2*,1	2,410	112,210
Bausch Health Companies, Inc.*	4,441	112,002
Neurocrine Biosciences, Inc.*	1,202	101,485
PRA Health Sciences, Inc.*	956	94,787
Nektar Therapeutics*	2,605	92,686
Global Blood Therapeutics, Inc.*	1,103	58,018
Heron Therapeutics, Inc.*	2,414	44,876
Mallinckrodt plc*	3,552	32,607
Total Pharmaceuticals		6,711,180

Healthcare-Products - 28.8%
Abbott Laboratories	5,253	441,777
Thermo Fisher Scientific, Inc.	1,350	396,468
Danaher Corp.	2,585	369,448
Stryker Corp.	1,574	323,583
Becton Dickinson and Co.	1,208	304,428
Boston Scientific Corp.*	6,665	286,462
Intuitive Surgical, Inc.*	546	286,404
Medtronic plc	2,930	285,353
Baxter International, Inc.	2,890	236,691
Edwards Lifesciences Corp.*	1,202	222,058
IDEXX Laboratories, Inc.*	650	178,965
Zimmer Biomet Holdings, Inc.	1,515	178,376
Align Technology, Inc.*	619	169,420
ResMed, Inc.	1,271	155,100
Cooper Companies, Inc.	449	151,264
Teleflex, Inc.	431	142,726
Dentsply Sirona, Inc.	2,337	136,387
Hologic, Inc.*	2,713	130,278
Varian Medical Systems, Inc.*	948	129,051
ABIOMED, Inc.*	487	126,859
Alcon, Inc.*	1,986	123,231
Henry Schein, Inc.*	1,708	119,389
LivaNova plc*	1,551	111,610
Masimo Corp.*	703	104,621
Bio-Techne Corp.	489	101,952
Insulet Corp.*	827	98,727
ICU Medical, Inc.*	333	83,886
Integra LifeSciences Holdings Corp.*	1,462	81,653
Tandem Diabetes Care, Inc.*	1,093	70,520
NuVasive, Inc.*	1,107	64,804
Patterson Companies, Inc.	2,339	53,563
Inogen, Inc.*	644	42,993
Total Healthcare-Products		5,708,047

Biotechnology - 18.6%
Amgen, Inc.	2,092	385,514
Gilead Sciences, Inc.	4,941	333,814
Celgene Corp.*	3,099	286,472
Illumina, Inc.*	739	272,063
Vertex Pharmaceuticals, Inc.*	1,369	251,047
Biogen, Inc.*	1,050	245,563
Regeneron Pharmaceuticals, Inc.*	682	213,466
Alexion Pharmaceuticals, Inc.*	1,543	202,102
Incyte Corp.*	1,805	153,353
Exact Sciences Corp.*	1,218	143,773
BioMarin Pharmaceutical, Inc.*	1,665	142,607
Seattle Genetics, Inc.*	1,732	119,872
Sage Therapeutics, Inc.*	611	111,868
Ionis Pharmaceuticals, Inc.*	1,700	109,259
Alnylam Pharmaceuticals, Inc.*	1,395	101,221
Bluebird Bio, Inc.*	792	100,742
Exelixis, Inc.*	4,348	92,917
ACADIA Pharmaceuticals, Inc.*	2,701	72,198
United Therapeutics Corp.*	875	68,302
Immunomedics, Inc.*,1	4,470	61,999
PTC Therapeutics, Inc.*	1,346	60,570
Intercept Pharmaceuticals, Inc.*	733	58,325
Myriad Genetics, Inc.*	2,037	56,588
Ligand Pharmaceuticals, Inc. — Class B*	487	55,591
Total Biotechnology		3,699,226

Healthcare-Services - 13.5%
UnitedHealth Group, Inc.	2,238	546,094
Anthem, Inc.	1,082	305,351
HCA Healthcare, Inc.	1,901	256,958
Humana, Inc.	820	217,546
IQVIA Holdings, Inc.*	1,298	208,848
Centene Corp.*	3,137	164,504
Laboratory Corporation of America Holdings*	869	150,250
Quest Diagnostics, Inc.	1,328	135,204
WellCare Health Plans, Inc.*	473	134,838
Universal Health Services, Inc. — Class B	985	128,434
DaVita, Inc.*	2,043	114,939
Molina Healthcare, Inc.*	747	106,926

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
HEALTH CARE FUND

	Shares	Value

Teladoc Health, Inc.*	1,218	$80,888
Amedisys, Inc.*	589	71,511
Acadia Healthcare Company, Inc.*	1,846	64,518
Total Healthcare-Services		2,686,809

Electronics - 2.5%
Agilent Technologies, Inc.	2,406	179,656
Mettler-Toledo International, Inc.*	201	168,840
Waters Corp.*	662	142,489
Total Electronics		490,985

Software - 2.2%
Cerner Corp.	2,447	179,365
Veeva Systems, Inc. — Class A*	1,080	175,079
Medidata Solutions, Inc.*	952	86,165
Total Software		440,609

Commercial Services - 0.4%
HealthEquity, Inc.*	1,123	73,444

Total Common Stocks
(Cost $8,780,969)		19,810,300

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$92,692	92,692
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	23,026	23,026
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	23,026	23,026
Total Repurchase Agreements
(Cost $138,744)		138,744

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	197,414	197,414
Total Securities Lending Collateral
(Cost $197,414)		197,414

Total Investments - 101.5%
(Cost $9,117,127)		$20,146,458
Other Assets & Liabilities, net - (1.5)%		(301,403)
Total Net Assets - 100.0%		$19,845,055

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$19,810,300	$—	$—	$19,810,300
Repurchase Agreements	—	138,744	—	138,744
Securities Lending Collateral	197,414	—	—	197,414
Total Assets	$20,007,714	$138,744	$—	$20,146,458

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $192,531 of securities loaned (cost $8,978,383)	$20,007,714
Repurchase agreements, at value (cost $138,744)	138,744
Receivables:
Dividends	9,039
Foreign tax reclaims	1,306
Securities lending income	1,090
Fund shares sold	457
Interest	29
Total assets	20,158,379

Liabilities:
Payable for:
Return of securities lending collateral	197,414
Fund shares redeemed	58,418
Management fees	12,100
Transfer agent and administrative fees	3,559
Investor service fees	3,559
Portfolio accounting fees	1,424
Trustees’ fees*	386
Miscellaneous	36,464
Total liabilities	313,324
Commitments and contingent liabilities (Note 10)	—
Net assets	19,845,055

Net assets consist of:
Paid in capital	$9,485,582
Total distributable earnings (loss)	10,359,473
Net assets	$19,845,055
Capital shares outstanding	282,566
Net asset value per share	$70.23

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $701)	$115,905
Interest	1,452
Income from securities lending, net	8,989
Total investment income	126,346

Expenses:
Management fees	88,359
Investor service fees	25,988
Transfer agent and administrative fees	25,988
Professional fees	18,162
Portfolio accounting fees	10,395
Trustees’ fees*	3,094
Custodian fees	2,493
Line of credit fees	45
Miscellaneous	17,889
Total expenses	192,413
Net investment loss	(66,067)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,692,932
Net realized gain	1,692,932
Net change in unrealized appreciation (depreciation) on:
Investments	899,625
Net change in unrealized appreciation (depreciation)	899,625
Net realized and unrealized gain	2,592,557
Net increase in net assets resulting from operations	2,526,490

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(66,067)	$(173,935)
Net realized gain on investments	1,692,932	1,244,879
Net change in unrealized appreciation (depreciation) on investments	899,625	(1,637,146)
Net increase (decrease) in net assets resulting from operations	2,526,490	(566,202)

Distributions to shareholders	—	(331,012)

Capital share transactions:
Proceeds from sale of shares	19,391,130	48,533,376
Distributions reinvested	—	331,012
Cost of shares redeemed	(22,509,784)	(50,187,301)
Net decrease from capital share transactions	(3,118,654)	(1,322,913)
Net decrease in net assets	(592,164)	(2,220,127)

Net assets:
Beginning of period	20,437,219	22,657,346
End of period	$19,845,055	$20,437,219

Capital share activity:
Shares sold	286,591	720,012
Shares issued from reinvestment of distributions	—	4,840
Shares redeemed	(331,635)	(760,178)
Net decrease in shares	(45,044)	(35,326)

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$62.38	$62.43	$52.62	$60.47	$58.82	$48.91
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.48)	(.44)	(.37)	(.30)	(.31)
Net gain (loss) on investments (realized and unrealized)	8.06	1.33 [d]	12.39	(5.36)	3.11	12.29
Total from investment operations	7.85	.85	11.95	(5.73)	2.81	11.98
Less distributions from:
Net realized gains	—	(.90)	(2.14)	(2.12)	(1.16)	(2.07)
Total distributions	—	(.90)	(2.14)	(2.12)	(1.16)	(2.07)
Net asset value, end of period	$70.23	$62.38	$62.43	$52.62	$60.47	$58.82

Total Return[c]	12.58%	1.25%	22.86%	(9.70%)	4.53%	24.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,845	$20,437	$22,657	$18,778	$36,849	$43,294
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.72%)	(0.73%)	(0.67%)	(0.47%)	(0.57%)
Total expenses	1.85%	1.72%	1.70%	1.66%	1.59%	1.66%
Portfolio turnover rate	91%	194%	156%	146%	154%	176%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	7.9%
Alphabet, Inc. — Class A	7.0%
Facebook, Inc. — Class A	6.1%
Cisco Systems, Inc.	3.9%
Alibaba Group Holding Ltd. ADR	3.3%
Netflix, Inc.	3.3%
PayPal Holdings, Inc.	3.0%
salesforce.com, Inc.	2.8%
Booking Holdings, Inc.	2.3%
Baidu, Inc. ADR	1.7%
Top Ten Total	41.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Internet Fund	23.56%	2.38%	12.73%	16.06%
S&P 500 Information Technology Index	27.13%	14.34%	18.53%	18.57%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance returns do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 100.0%

Internet - 59.0%
Amazon.com, Inc.*	424	$802,899
Alphabet, Inc. — Class A*	653	707,068
Facebook, Inc. — Class A*	3,214	620,302
Alibaba Group Holding Ltd. ADR*	1,974	334,494
Netflix, Inc.*	905	332,425
Booking Holdings, Inc.*	126	236,213
Baidu, Inc. ADR*	1,496	175,571
eBay, Inc.	3,906	154,287
JD.com, Inc. ADR*	4,885	147,967
Twitter, Inc.*	3,868	134,993
VeriSign, Inc.*	629	131,562
Expedia Group, Inc.	888	118,131
Match Group, Inc.[1]	1,723	115,906
Palo Alto Networks, Inc.*	565	115,124
IAC/InterActiveCorp*	520	113,116
Ctrip.com International Ltd. ADR*	2,753	101,613
Okta, Inc.*	776	95,844
Wayfair, Inc. — Class A*	641	93,586
MercadoLibre, Inc.*	152	92,989
GoDaddy, Inc. — Class A*	1,310	91,897
Weibo Corp. ADR*,1	1,943	84,618
Pinduoduo, Inc. ADR*	3,995	82,417
Zillow Group, Inc. — Class A*	1,797	82,231
Zillow Group, Inc. — Class C*	1,770	82,110
Shopify, Inc. — Class A*	267	80,140
F5 Networks, Inc.*	542	78,931
GrubHub, Inc.*	940	73,311
Baozun, Inc. ADR*,1	1,462	72,895
YY, Inc. ADR*	1,033	71,990
SINA Corp.*	1,632	70,388
Wix.com Ltd.*	487	69,203
Etsy, Inc.*	1,112	68,243
Autohome, Inc. ADR*,1	786	67,297
TripAdvisor, Inc.*	1,432	66,287
58.com, Inc. ADR*	1,048	65,154
Cargurus, Inc.*	1,398	50,482
Yelp, Inc. — Class A*	1,280	43,750
Shutterfly, Inc.*	687	34,728
Stamps.com, Inc.*	541	24,491
Total Internet		5,984,653

Software - 19.1%
salesforce.com, Inc.*	1,850	280,700
Activision Blizzard, Inc.	3,444	162,557
Electronic Arts, Inc.*	1,495	151,384
Veeva Systems, Inc. — Class A*	783	126,932
Twilio, Inc. — Class A*	802	109,353
Akamai Technologies, Inc.*	1,207	96,729
Take-Two Interactive Software, Inc.*	835	94,797
Citrix Systems, Inc.	957	93,920
NetEase, Inc. ADR	349	89,264
Dropbox, Inc. — Class A*	3,400	85,170
Momo, Inc. ADR	2,291	82,018
Bilibili, Inc. ADR*,1	4,588	74,647
Coupa Software, Inc.*	583	73,814
MongoDB, Inc.*	478	72,699
HubSpot, Inc.*	404	68,890
HUYA, Inc. ADR*	2,713	67,038
New Relic, Inc.*	649	56,145
j2 Global, Inc.	625	55,556
Cornerstone OnDemand, Inc.*	855	49,530
Box, Inc. — Class A*	2,423	42,669
Total Software		1,933,812

Telecommunications - 10.5%
Cisco Systems, Inc.	7,160	391,867
Motorola Solutions, Inc.	829	138,219
Arista Networks, Inc.*	457	118,647
Juniper Networks, Inc.	3,005	80,023
GDS Holdings Ltd. ADR*	1,888	70,932
Ciena Corp.*	1,577	64,862
ViaSat, Inc.*	706	57,059
LogMeIn, Inc.	693	51,060
CommScope Holding Company, Inc.*	2,882	45,334
Finisar Corp.*	1,937	44,299
Total Telecommunications		1,062,302

Commercial Services - 4.6%
PayPal Holdings, Inc.*	2,669	305,494
CoStar Group, Inc.*	215	119,123
2U, Inc.*	1,070	40,275
Total Commercial Services		464,892

Diversified Financial Services - 2.2%
TD Ameritrade Holding Corp.	2,783	138,927
E*TRADE Financial Corp.	1,915	85,409
Total Diversified Financial Services		224,336

REITs - 1.7%
Equinix, Inc.	345	173,980

Computers - 1.5%
Nutanix, Inc. — Class A*	2,169	56,264
Lumentum Holdings, Inc.*	1,052	56,188
NetScout Systems, Inc.*	1,488	37,780
Total Computers		150,232

Advertising - 0.8%
Trade Desk, Inc. — Class A*	358	81,545

Retail - 0.6%
Qurate Retail, Inc. — Class A*	4,890	60,587

Total Common Stocks
(Cost $4,704,967)		10,136,339

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
INTERNET FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.3%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$19,281	$19,281
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	4,790	4,790
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	4,790	4,790
Total Repurchase Agreements
(Cost $28,861)		28,861

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	314,435	314,435
Total Securities Lending Collateral
(Cost $314,435)		314,435

Total Investments - 103.4%
(Cost $5,048,263)		$10,479,635
Other Assets & Liabilities, net - (3.4)%		(344,641)
Total Net Assets - 100.0%		$10,134,994

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,136,339	$—	$—	$10,136,339
Repurchase Agreements	—	28,861	—	28,861
Securities Lending Collateral	314,435	—	—	314,435
Total Assets	$10,450,774	$28,861	$—	$10,479,635

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $304,354 of securities loaned (cost $5,019,402)	$10,450,774
Repurchase agreements, at value (cost $28,861)	28,861
Receivables:
Dividends	531
Securities lending income	197
Interest	6
Total assets	10,480,369

Liabilities:
Payable for:
Return of securities lending collateral	314,435
Management fees	6,614
Transfer agent and administrative fees	1,945
Investor service fees	1,945
Fund shares redeemed	912
Portfolio accounting fees	778
Trustees’ fees*	196
Miscellaneous	18,550
Total liabilities	345,375
Commitments and contingent liabilities (Note 10)	—
Net assets	$10,134,994

Net assets consist of:
Paid in capital	$5,903,080
Total distributable earnings (loss)	4,231,914
Net assets	$10,134,994
Capital shares outstanding	98,946
Net asset value per share	$102.43

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $370)	$18,051
Interest	891
Income from securities lending, net	960
Total investment income	19,902

Expenses:
Management fees	44,724
Investor service fees	13,154
Transfer agent and administrative fees	13,154
Professional fees	7,531
Portfolio accounting fees	5,262
Trustees’ fees*	1,292
Custodian fees	1,186
Line of credit fees	25
Miscellaneous	10,983
Total expenses	97,311
Net investment loss	(77,409)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(52,636)
Net realized loss	(52,636)
Net change in unrealized appreciation (depreciation) on:
Investments	1,890,969
Net change in unrealized appreciation (depreciation)	1,890,969
Net realized and unrealized gain	1,838,333
Net increase in net assets resulting from operations	$1,760,924

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(77,409)	$(149,392)
Net realized gain (loss) on investments	(52,636)	304,663
Net change in unrealized appreciation (depreciation) on investments	1,890,969	(880,860)
Net increase (decrease) in net assets resulting from operations	1,760,924	(725,589)

Distributions to shareholders	—	(206,047)

Capital share transactions:
Proceeds from sale of shares	20,479,347	53,056,598
Distributions reinvested	—	206,047
Cost of shares redeemed	(20,204,645)	(53,174,599)
Net increase from capital share transactions	274,702	88,046
Net increase (decrease) in net assets	2,035,626	(843,590)

Net assets:
Beginning of period	8,099,368	8,942,958
End of period	$10,134,994	$8,099,368

Capital share activity:
Shares sold	206,511	541,673
Shares issued from reinvestment of distributions	—	1,959
Shares redeemed	(205,261)	(548,920)
Net increase (decrease) in shares	1,250	(5,288)

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$82.90	$86.84	$65.13	$70.60	$79.11	$85.98
Income (loss) from investment operations:
Net investment income (loss)[b]	(.72)	(1.25)	(.79)	(.14)	(.76)	(.92)
Net gain (loss) on investments (realized and unrealized)	20.25	(1.23)	22.88	(3.30)	7.29	2.61
Total from investment operations	19.53	(2.48)	22.09	(3.44)	6.53	1.69
Less distributions from:
Net realized gains	—	(1.46)	(.38)	(2.03)	(15.04)	(8.56)
Total distributions	—	(1.46)	(.38)	(2.03)	(15.04)	(8.56)
Net asset value, end of period	$102.43	$82.90	$86.84	$65.13	$70.60	$79.11

Total Return[c]	23.56%	(3.20%)	33.96%	4.44%	8.36%	1.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,135	$8,099	$8,943	$8,485	$13,036	$6,624
Ratios to average net assets:
Net investment income (loss)	(1.47%)	(1.29%)	(1.01%)	(0.78%)	(1.03%)	(1.06%)
Total expenses	1.85%	1.72%	1.71%	1.66%	1.61%	1.66%
Portfolio turnover rate	181%	485%	365%	384%	363%	283%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	4.3%
Altria Group, Inc.	4.1%
Comcast Corp. — Class A	3.7%
McDonald’s Corp.	3.4%
Netflix, Inc.	3.4%
Philip Morris International, Inc.	3.0%
Starbucks Corp.	2.7%
Charter Communications, Inc. — Class A	2.7%
Marriott International, Inc. — Class A	1.9%
Las Vegas Sands Corp.	1.8%
Top Ten Total	31.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Leisure Fund	21.52%	5.31%	7.61%	15.94%
S&P 500 Consumer Discretionary Index	21.84%	10.17%	13.97%	19.72%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Media - 24.2%
Walt Disney Co.	1,658	$231,523
Comcast Corp. — Class A	4,726	199,815
Charter Communications, Inc. — Class A*	370	146,217
Fox Corp. — Class A	1,922	70,422
Discovery, Inc. — Class A*	2,188	67,172
Liberty Broadband Corp. — Class C*	613	63,887
CBS Corp. — Class B	1,266	63,173
DISH Network Corp. — Class A*	1,601	61,495
Altice USA, Inc. — Class A*	2,478	60,339
Viacom, Inc. — Class B	1,703	50,869
News Corp. — Class A	3,033	40,915
Cable One, Inc.	32	37,472
World Wrestling Entertainment, Inc. — Class A	479	34,589
New York Times Co. — Class A	1,015	33,109
Sinclair Broadcast Group, Inc. — Class A	610	32,714
Nexstar Media Group, Inc. — Class A	316	31,916
Tribune Media Co. — Class A	637	29,442
TEGNA, Inc.	1,769	26,800
AMC Networks, Inc. — Class A*	466	25,392
Total Media		1,307,261

Retail - 17.9%
McDonald’s Corp.	893	185,440
Starbucks Corp.	1,755	147,122
Yum! Brands, Inc.	767	84,884
Chipotle Mexican Grill, Inc. — Class A*	90	65,959
Darden Restaurants, Inc.	460	55,996
Domino’s Pizza, Inc.	178	49,534
Yum China Holdings, Inc.	997	46,061
Restaurant Brands International, Inc.	658	45,757
Dunkin’ Brands Group, Inc.	471	37,520
Wendy’s Co.	1,581	30,956
Cracker Barrel Old Country Store, Inc.	175	29,878
Texas Roadhouse, Inc. — Class A	545	29,250
Wingstop, Inc.	263	24,919
Shake Shack, Inc. — Class A*	344	24,837
Jack in the Box, Inc.	253	20,592
Cheesecake Factory, Inc.	466	20,373
Bloomin’ Brands, Inc.	1,021	19,307
Brinker International, Inc.	454	17,865
Papa John’s International, Inc.[1]	397	17,754
BJ’s Restaurants, Inc.	316	13,885
Total Retail		967,889

Lodging - 12.4%
Marriott International, Inc. — Class A	722	101,289
Las Vegas Sands Corp.	1,677	99,094
Hilton Worldwide Holdings, Inc.	803	78,485
MGM Resorts International	2,023	57,797
Wynn Resorts Ltd.	435	53,936
Melco Resorts & Entertainment Ltd. ADR	2,155	46,807
Huazhu Group Ltd. ADR	1,242	45,022
Hyatt Hotels Corp. — Class A	549	41,795
Wyndham Hotels & Resorts, Inc.	609	33,946
Choice Hotels International, Inc.	375	32,629
Wyndham Destinations, Inc.	681	29,896
Hilton Grand Vacations, Inc.*	799	25,424
Boyd Gaming Corp.	932	25,108
Total Lodging		671,228

Entertainment - 8.4%
Live Nation Entertainment, Inc.*	829	54,921
Stars Group, Inc.*	2,551	43,546
Vail Resorts, Inc.	192	42,851
Madison Square Garden Co. — Class A*	134	37,512
Churchill Downs, Inc.	279	32,104
Marriott Vacations Worldwide Corp.	319	30,752
Cinemark Holdings, Inc.	833	30,071
Six Flags Entertainment Corp.	594	29,510
Eldorado Resorts, Inc.*,1	569	26,214
International Game Technology plc	1,871	24,267
SeaWorld Entertainment, Inc.*	755	23,405
Red Rock Resorts, Inc. — Class A	1,084	23,284
Penn National Gaming, Inc.*	1,149	22,130
Scientific Games Corp. — Class A*	1,031	20,434
AMC Entertainment Holdings, Inc. — Class A1	1,502	14,014
Total Entertainment		455,015

Agriculture - 7.9%
Altria Group, Inc.	4,690	222,071
Philip Morris International, Inc.	2,073	162,793
British American Tobacco plc ADR	1,233	42,995
Total Agriculture		427,859

Software - 7.6%
Activision Blizzard, Inc.	1,905	89,916
Electronic Arts, Inc.*	827	83,742
NetEase, Inc. ADR	220	56,269
Take-Two Interactive Software, Inc.*	461	52,337
Bilibili, Inc. ADR*,1	2,861	46,549
Sea Ltd. ADR*	1,261	41,891
HUYA, Inc. ADR*	1,689	41,735
Total Software		412,439

Leisure Time - 6.7%
Carnival Corp.	1,812	84,349
Royal Caribbean Cruises Ltd.	627	75,999
Norwegian Cruise Line Holdings Ltd.*	954	51,163
Planet Fitness, Inc. — Class A*	507	36,727
Harley-Davidson, Inc.	974	34,898
Polaris Industries, Inc.	377	34,394
Brunswick Corp.	631	28,956
Callaway Golf Co.	1,047	17,966
Total Leisure Time		364,452

Beverages - 6.3%
Constellation Brands, Inc. — Class A	478	94,137
Brown-Forman Corp. — Class B	1,361	75,440
Molson Coors Brewing Co. — Class B	920	51,520

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
LEISURE FUND

	Shares	Value

Anheuser-Busch InBev S.A. ADR	515	$45,583
Diageo plc ADR	236	40,668
Boston Beer Company, Inc. — Class A*	86	32,487
Total Beverages		339,835

Internet - 5.5%
Netflix, Inc.*	501	184,027
iQIYI, Inc. ADR*,1	2,863	59,121
Spotify Technology S.A.*	371	54,248
Total Internet		297,396

Toys, Games & Hobbies - 1.0%
Hasbro, Inc.	501	52,946

Food Service - 0.8%
Aramark	1,234	44,498

Telecommunications - 0.7%
GCI Liberty, Inc. — Class A*	607	37,306

Miscellaneous Manufacturing - 0.2%
American Outdoor Brands Corp.*	1,142	10,290

Total Common Stocks
(Cost $3,178,506)		5,388,414

RIGHTS††† - 0.0%
Nexstar Media Group, Inc.*,5	1,910	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.2%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$8,516	8,516
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	2,115	2,115
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	2,115	2,115
Total Repurchase Agreements
(Cost $12,746)		12,746

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	120,299	120,299
Total Securities Lending Collateral
(Cost $120,299)		120,299

Total Investments - 102.0%
(Cost $3,311,551)		$5,521,459
Other Assets & Liabilities, net - (2.0)%		(105,771)
Total Net Assets - 100.0%		$5,415,688

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†† †††	Value determined based on Level 2 inputs — See Note 4. Value determined based on Level 3 inputs – See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
[5]	Security was fair valued by the valuation Committee at June 30, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$5,388,414	$—	$—		$5,388,414
Rights	—	—	—	*	—
Repurchase Agreements	—	12,746	—		12,746
Securities Lending Collateral	120,299	—	—		120,299
Total Assets	$5,508,713	$12,746	$—		$5,521,459

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $119,939 of securities loaned (cost $3,298,805)	$5,508,713
Repurchase agreements, at value (cost $12,746)	12,746
Receivables:
Fund shares sold	50,596
Dividends	8,912
Foreign tax reclaims	610
Securities lending income	6
Interest	2
Total assets	5,581,585

Liabilities:
Payable for:
Return of securities lending collateral	120,299
Securities purchased	26,595
Management fees	3,718
Transfer agent and administrative fees	1,094
Investor service fees	1,094
Portfolio accounting fees	437
Fund shares redeemed	250
Trustees’ fees*	129
Miscellaneous	12,281
Total liabilities	165,897
Commitments and contingent liabilities (Note 10)	—
Net assets	$5,415,688

Net assets consist of:
Paid in capital	$3,426,000
Total distributable earnings (loss)	1,989,688
Net assets	$5,415,688
Capital shares outstanding	53,690
Net asset value per share	$100.87

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $336)	$57,767
Interest	498
Income from securities lending, net	307
Total investment income	58,572

Expenses:
Management fees	29,677
Investor service fees	8,728
Transfer agent and administrative fees	8,728
Professional fees	5,432
Portfolio accounting fees	3,491
Trustees’ fees*	871
Custodian fees	809
Line of credit fees	36
Miscellaneous	6,870
Total expenses	64,642
Net investment loss	(6,070)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	352,955
Net realized gain	352,955
Net change in unrealized appreciation (depreciation) on:
Investments	775,595
Net change in unrealized appreciation (depreciation)	775,595
Net realized and unrealized gain	1,128,550
Net increase in net assets resulting from operations	$1,122,480

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(6,070)	$18,335
Net realized gain on investments	352,955	235,639
Net change in unrealized appreciation (depreciation) on investments	775,595	(1,077,539)
Net increase (decrease) in net assets resulting from operations	1,122,480	(823,565)

Distributions to shareholders	—	(238,213)

Capital share transactions:
Proceeds from sale of shares	8,740,876	17,293,584
Distributions reinvested	—	238,213
Cost of shares redeemed	(8,012,253)	(22,331,989)
Net increase (decrease) from capital share transactions	728,623	(4,800,192)
Net increase (decrease) in net assets	1,851,103	(5,861,970)

Net assets:
Beginning of period	3,564,585	9,426,555
End of period	$5,415,688	$3,564,585

Capital share activity:
Shares sold	92,275	176,365
Shares issued from reinvestment of distributions	—	2,434
Shares redeemed	(81,526)	(231,728)
Net increase (decrease) in shares	10,749	(52,929)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$83.01	$98.33	$82.21	$76.44	$87.81	$95.41
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	.23	.24	.18	.28	.12
Net gain (loss) on investments (realized and unrealized)	17.94	(13.07)	16.28	7.07	.87	6.53
Total from investment operations	17.86	(12.84)	16.52	7.25	1.15	6.65
Less distributions from:
Net investment income	—	(.26)	(.22)	(.37)	(.07)	(.22)
Net realized gains	—	(2.22)	(.18)	(1.11)	(12.45)	(14.03)
Total distributions	—	(2.48)	(.40)	(1.48)	(12.52)	(14.25)
Net asset value, end of period	$100.87	$83.01	$98.33	$82.21	$76.44	$87.81

Total Return[c]	21.52%	(13.44%)	20.11%	9.56%	0.30%	7.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,416	$3,565	$9,427	$8,791	$13,764	$8,150
Ratios to average net assets:
Net investment income (loss)	(0.17%)	0.24%	0.26%	0.23%	0.34%	0.13%
Total expenses	1.85%	1.71%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	124%	239%	303%	530%	288%	339%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Newmont Goldcorp Corp.	8.7%
Barrick Gold Corp.	8.1%
Freeport-McMoRan, Inc.	6.4%
Franco-Nevada Corp.	6.2%
Agnico Eagle Mines Ltd.	5.4%
Wheaton Precious Metals Corp.	5.1%
Kirkland Lake Gold Ltd.	4.7%
AngloGold Ashanti Ltd. ADR	4.3%
Royal Gold, Inc.	4.0%
VanEck Vectors Junior Gold Miners ETF	4.0%
Top Ten Total	56.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Precious Metals Fund	20.13%	6.59%	(3.31%)	(3.34%)
S&P 500 Materials Index	17.26%	3.20%	5.44%	11.39%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 95.8%

Mining - 95.8%
Newmont Goldcorp Corp.	40,864	$1,572,038
Barrick Gold Corp.	92,732	1,462,384
Freeport-McMoRan, Inc.	98,611	1,144,874
Franco-Nevada Corp.[1]	13,205	1,120,840
Agnico Eagle Mines Ltd.	18,970	972,023
Wheaton Precious Metals Corp.	37,883	916,011
Kirkland Lake Gold Ltd.	19,888	853,593
AngloGold Ashanti Ltd. ADR	43,506	774,842
Royal Gold, Inc.	7,092	726,859
Kinross Gold Corp.*	161,525	626,717
Gold Fields Ltd. ADR	108,612	587,591
Sibanye Gold Ltd. ADR*,1	110,030	522,642
B2Gold Corp.*	165,261	500,741
Pan American Silver Corp.	35,726	461,223
Yamana Gold, Inc.	176,251	444,153
Alamos Gold, Inc. — Class A	70,844	428,606
Novagold Resources, Inc.*	69,294	409,528
Pretium Resources, Inc.*,1	37,491	375,285
First Majestic Silver Corp.*,1	46,137	364,944
SSR Mining, Inc.*	26,393	360,792
IAMGOLD Corp.*	106,353	359,473
Osisko Gold Royalties Ltd.	32,735	341,753
Eldorado Gold Corp.*	49,330	287,101
Coeur Mining, Inc.*	64,933	281,809
Sandstorm Gold Ltd.*	49,684	275,249
Hecla Mining Co.	145,558	262,004
Seabridge Gold, Inc.*	18,761	253,836
MAG Silver Corp.*	23,998	252,939
Fortuna Silver Mines, Inc.*	66,961	190,839
Gold Resource Corp.	38,469	130,025
Total Mining		17,260,714

Total Common Stocks
(Cost $8,806,106)		17,260,714

RIGHTS††† - 0.0%
Pan American Silver Corp.*,2	80,321	—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 4.0%
VanEck Vectors Junior Gold Miners ETF	20,644	721,714
Total Exchange-Traded Funds
(Cost $427,792)		721,714

	Face Amount

REPURCHASE AGREEMENTS††,3 - 1.1%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$134,421	134,421
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	33,392	33,392
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	33,393	33,393
Total Repurchase Agreements
(Cost $201,206)		201,206

	Shares

SECURITIES LENDING COLLATERAL†,4 - 2.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[5]	443,832	443,832
Total Securities Lending Collateral
(Cost $443,832)		443,832

Total Investments - 103.4%
(Cost $9,878,936)		$18,627,466
Other Assets & Liabilities, net - (3.4)%		(606,515)
Total Net Assets - 100.0%		$18,020,951

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$17,260,714	$—	$—		$17,260,714
Rights	—	—	—	*	—
Exchange-Traded Funds	721,714	—	—		721,714
Repurchase Agreements	—	201,206	—		201,206
Securities Lending Collateral	443,832	—	—		443,832
Total Assets	$18,426,260	$201,206	$—		$18,627,466

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $424,618 of securities loaned (cost $9,677,730)	$18,426,260
Repurchase agreements, at value (cost $201,206)	201,206
Cash	607
Receivables:
Dividends	2,486
Foreign tax reclaims	1,859
Securities lending income	260
Interest	42
Fund shares sold	6
Total assets	18,632,726

Liabilities:
Payable for:
Return of securities lending collateral	443,832
Deferred foreign capital gain taxes	86,192
Fund shares redeemed	36,315
Management fees	9,420
Transfer agent and administrative fees	3,140
Investor service fees	3,140
Portfolio accounting fees	1,256
Trustees’ fees*	298
Miscellaneous	28,182
Total liabilities	611,775
Commitments and contingent liabilities (Note 10)	—
Net assets	$18,020,951

Net assets consist of:
Paid in capital	$33,080,331
Total distributable earnings (loss)	(15,059,380)
Net assets	$18,020,951
Capital shares outstanding	621,471
Net asset value per share	$29.00

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $4,504)	$112,510
Interest	2,315
Income from securities lending, net	1,488
Total investment income	116,313

Expenses:
Management fees	60,545
Investor service fees	20,181
Transfer agent and administrative fees	20,181
Professional fees	12,435
Portfolio accounting fees	8,072
Trustees’ fees*	2,188
Custodian fees	1,939
Line of credit fees	5
Miscellaneous	15,673
Total expenses	141,219
Net investment loss	(24,906)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,117,521
Net realized gain	1,117,521
Net change in unrealized appreciation (depreciation) on:
Investments	1,765,207
Net change in unrealized appreciation (depreciation)	1,765,207
Net realized and unrealized gain	2,882,728
Net increase in net assets resulting from operations	$2,857,822

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(24,906)	$(161,031)
Net realized gain (loss) on investments	1,117,521	(1,276,942)
Net change in unrealized appreciation (depreciation) on investments	1,765,207	(3,405,828)
Net increase (decrease) in net assets resulting from operations	2,857,822	(4,843,801)

Distributions to shareholders	—	(860,699)

Capital share transactions:
Proceeds from sale of shares	16,209,368	130,118,052
Distributions reinvested	—	860,699
Cost of shares redeemed	(17,678,402)	(138,843,308)
Net decrease from capital share transactions	(1,469,034)	(7,864,557)
Net increase (decrease) in net assets	1,388,788	(13,569,057)

Net assets:
Beginning of period	16,632,163	30,201,220
End of period	$18,020,951	$16,632,163

Capital share activity:
Shares sold	627,536	4,824,749
Shares issued from reinvestment of distributions	—	32,068
Shares redeemed	(695,135)	(5,164,558)
Net decrease in shares	(67,599)	(307,741)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$24.14	$30.30	$29.72	$17.95	$27.60	$33.43
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.23)	(.29)	(.29)	(.12)	(.11)
Net gain (loss) on investments (realized and unrealized)	4.90	(4.68)	2.29	12.06	(8.01)	(5.67)
Total from investment operations	4.86	(4.91)	2.00	11.77	(8.13)	(5.78)
Less distributions from:
Net investment income	—	(1.25)	(1.42)	—	(1.52)	(.05)
Total distributions	—	(1.25)	(1.42)	—	(1.52)	(.05)
Net asset value, end of period	$29.00	$24.14	$30.30	$29.72	$17.95	$27.60

Total Return[c]	20.13%	(16.61%)	7.08%	65.52%	(30.37%)	(17.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,021	$16,632	$30,201	$22,672	$16,201	$18,313
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(0.87%)	(0.93%)	(0.90%)	(0.50%)	(0.32%)
Total expenses[d]	1.75%	1.67%	1.61%	1.56%	1.50%	1.56%
Portfolio turnover rate	85%	639%	691%	298%	203%	168%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the period presented through December 31, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	2.9%
Crown Castle International Corp.	2.3%
Prologis, Inc.	2.2%
Simon Property Group, Inc.	2.2%
Equinix, Inc.	2.1%
Public Storage	2.0%
Welltower, Inc.	1.8%
AvalonBay Communities, Inc.	1.7%
Equity Residential	1.7%
Digital Realty Trust, Inc.	1.6%
Top Ten Total	20.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Real Estate Fund	15.89%	6.56%	5.47%	12.51%
MSCI U.S. REIT Index	17.77%	11.06%	7.81%	15.55%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 102.0%

REITs - 98.4%
REITs-Diversified - 24.3%
American Tower Corp. — Class A	2,315	$473,302
Crown Castle International Corp.	2,829	368,760
Equinix, Inc.	660	332,831
Digital Realty Trust, Inc.	2,157	254,073
SBA Communications Corp.*	1,119	251,596
Weyerhaeuser Co.	8,628	227,261
WP Carey, Inc.	2,281	185,172
Vornado Realty Trust	2,757	176,724
Duke Realty Corp.	5,416	171,200
Cousins Properties, Inc.	4,670	168,914
VICI Properties, Inc.	6,835	150,643
Gaming and Leisure Properties, Inc.	3,720	145,006
Lamar Advertising Co. — Class A	1,760	142,050
New Residential Investment Corp.	8,232	126,690
EPR Properties	1,613	120,314
CoreSite Realty Corp.	1,027	118,280
Rayonier, Inc.	3,302	100,051
Outfront Media, Inc.	3,735	96,326
PotlatchDeltic Corp.	2,123	82,754
GEO Group, Inc.	3,842	80,720
CoreCivic, Inc.	3,749	77,829
Uniti Group, Inc.	6,714	63,783
Total REITs-Diversified		3,914,279

REITs-Apartments - 11.7%
AvalonBay Communities, Inc.	1,331	270,433
Equity Residential	3,533	268,225
Essex Property Trust, Inc.	750	218,947
Invitation Homes, Inc.	7,112	190,104
Mid-America Apartment Communities, Inc.	1,602	188,651
UDR, Inc.	4,030	180,907
Camden Property Trust	1,547	161,491
Apartment Investment & Management Co. — Class A	2,783	139,484
American Homes 4 Rent — Class A	5,597	136,063
American Campus Communities, Inc.	2,785	128,556
Total REITs-Apartments		1,882,861

REITs-Office Property - 10.9%
Boston Properties, Inc.	1,720	221,880
Alexandria Real Estate Equities, Inc.	1,432	202,041
Kilroy Realty Corp.	1,883	138,984
Douglas Emmett, Inc.	3,331	132,707
SL Green Realty Corp.	1,618	130,039
Hudson Pacific Properties, Inc.	3,474	115,580
JBG SMITH Properties	2,937	115,542
Highwoods Properties, Inc.	2,489	102,796
Equity Commonwealth	3,076	100,031
Paramount Group, Inc.	6,477	90,743
Corporate Office Properties Trust	3,222	84,964
Empire State Realty Trust, Inc. — Class A	5,473	81,055
Piedmont Office Realty Trust, Inc. — Class A	3,988	79,481
Brandywine Realty Trust	5,530	79,190
Columbia Property Trust, Inc.	3,729	77,339
Total REITs-Office Property		1,752,372

REITs-Health Care - 9.8%
Welltower, Inc.	3,569	290,980
Ventas, Inc.	3,708	253,442
HCP, Inc.	6,191	197,988
Omega Healthcare Investors, Inc.	3,790	139,282
Medical Properties Trust, Inc.	7,537	131,445
Healthcare Trust of America, Inc. — Class A	4,384	120,253
Healthcare Realty Trust, Inc.	3,235	101,320
Sabra Health Care REIT, Inc.	4,902	96,520
Physicians Realty Trust	5,226	91,141
CareTrust REIT, Inc.	3,186	75,763
Senior Housing Properties Trust	8,584	70,990
Total REITs-Health Care		1,569,124

REITs-Warehouse/Industries - 7.6%
Prologis, Inc.	4,489	359,569
Liberty Property Trust	2,769	138,561
CyrusOne, Inc.	2,222	128,254
First Industrial Realty Trust, Inc.	3,001	110,257
Rexford Industrial Realty, Inc.	2,602	105,043
EastGroup Properties, Inc.	902	104,614
Americold Realty Trust	3,070	99,529
STAG Industrial, Inc.	3,291	99,520
QTS Realty Trust, Inc. — Class A	1,788	82,570
Total REITs-Warehouse/Industries		1,227,917

REITs-Shopping Centers - 6.6%
Regency Centers Corp.	2,527	168,652
Federal Realty Investment Trust	1,226	157,860
Kimco Realty Corp.	7,656	141,483
Brixmor Property Group, Inc.	6,546	117,042
Weingarten Realty Investors	3,445	94,462
Retail Properties of America, Inc. — Class A	6,793	79,886
SITE Centers Corp.	5,933	78,553
Acadia Realty Trust	2,774	75,924
Urban Edge Properties	4,205	72,873
Retail Opportunity Investments Corp.	4,174	71,501
Total REITs-Shopping Centers		1,058,236

REITs-Hotels - 6.4%
Host Hotels & Resorts, Inc.	10,269	187,101
MGM Growth Properties LLC — Class A	4,834	148,162
Park Hotels & Resorts, Inc.	4,311	118,811
Ryman Hospitality Properties, Inc.	1,288	104,444
Hospitality Properties Trust	4,154	103,850
Pebblebrook Hotel Trust	3,456	97,390
Apple Hospitality REIT, Inc.	6,062	96,143
Sunstone Hotel Investors, Inc.	6,590	90,349
RLJ Lodging Trust	5,019	89,037
Total REITs-Hotels		1,035,287

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
REAL ESTATE FUND

	Shares	Value

REITs-Storage - 5.6%
Public Storage	1,376	$327,722
Extra Space Storage, Inc.	1,767	187,479
Iron Mountain, Inc.	4,854	151,930
CubeSmart	3,805	127,239
Life Storage, Inc.	1,116	106,109
Total REITs-Storage		900,479

REITs-Mortgage - 5.4%
Annaly Capital Management, Inc.	20,284	185,193
AGNC Investment Corp.	9,092	152,927
Starwood Property Trust, Inc.	5,612	127,505
Blackstone Mortgage Trust, Inc. — Class A	3,042	108,234
Chimera Investment Corp.	5,011	94,558
Two Harbors Investment Corp.	7,437	94,227
Apollo Commercial Real Estate Finance, Inc.	4,603	84,649
Total REITs-Mortgage		847,293

REITs-Regional Malls - 4.2%
Simon Property Group, Inc.	2,220	354,667
Macerich Co.	3,322	111,254
Taubman Centers, Inc.	1,953	79,741
Brookfield Property REIT, Inc. — Class A	3,548	67,022
Tanger Factory Outlet Centers, Inc.[1]	3,937	63,819
Total REITs-Regional Malls		676,503

REITs-Single Tenant - 3.8%
Realty Income Corp.	3,378	232,981
National Retail Properties, Inc.	2,783	147,527
STORE Capital Corp.	4,128	137,008
Spirit Realty Capital, Inc.	2,386	101,787
Total REITs-Single Tenant		619,303

REITs-Manufactured Homes - 2.1%
Sun Communities, Inc.	1,357	173,954
Equity LifeStyle Properties, Inc.	1,379	167,328
Total REITs-Manufactured Homes		341,282
Total REITs		15,824,936

Real Estate - 3.6%
Real Estate Management/Services - 2.8%
CBRE Group, Inc. — Class A*	4,090	209,817
Jones Lang LaSalle, Inc.	914	128,590
Redfin Corp.*,1	3,542	63,685
Realogy Holdings Corp.	6,395	46,300
Total Real Estate Management/Services		448,392

Real Estate Operations/Development - 0.8%
Howard Hughes Corp.*	1,033	127,927
Total Real Estate		576,319

Total Common Stocks
(Cost $11,221,078)		16,401,255

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.1%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$117,224	117,224
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	29,120	29,120
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	29,120	29,120
Total Repurchase Agreements
(Cost $175,464)		175,464

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	61,846	61,846
Total Securities Lending Collateral
(Cost $61,846)		61,846

Total Investments - 103.5%
(Cost $11,458,388)		$16,638,565
Other Assets & Liabilities, net - (3.5)%		(570,277)
Total Net Assets - 100.0%		$16,068,288

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,401,255	$—	$—	$16,401,255
Repurchase Agreements	—	175,464	—	175,464
Securities Lending Collateral	61,846	—	—	61,846
Total Assets	$16,463,101	$175,464	$—	$16,638,565

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $60,799 of securities loaned (cost $11,282,924)	$16,463,101
Repurchase agreements, at value (cost $175,464)	175,464
Receivables:
Dividends	82,245
Fund shares sold	50,083
Interest	37
Securities lending income	12
Total assets	16,770,942

Liabilities:
Payable for:
Fund shares redeemed	457,188
Securities purchased	142,393
Return of securities lending collateral	61,846
Management fees	10,222
Transfer agent and administrative fees	3,006
Investor service fees	3,006
Portfolio accounting fees	1,203
Trustees’ fees*	248
Miscellaneous	23,542
Total liabilities	702,654
Commitments and contingent liabilities (Note 10)	—
Net assets	$16,068,288

Net assets consist of:
Paid in capital	$12,682,602
Total distributable earnings (loss)	3,385,686
Net assets	$16,068,288
Capital shares outstanding	385,238
Net asset value per share	$41.71

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$252,737
Interest	875
Income from securities lending, net	413
Total investment income	254,025

Expenses:
Management fees	57,166
Investor service fees	16,814
Transfer agent and administrative fees	16,814
Professional fees	10,757
Portfolio accounting fees	6,725
Trustees’ fees*	1,633
Custodian fees	1,436
Line of credit fees	89
Miscellaneous	12,862
Total expenses	124,296
Net investment income	129,729

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	62,439
Net realized gain	62,439
Net change in unrealized appreciation (depreciation) on:
Investments	1,635,591
Net change in unrealized appreciation (depreciation)	1,635,591
Net realized and unrealized gain	1,698,030
Net increase in net assets resulting from operations	$1,827,759

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$129,729	$209,706
Net realized gain (loss) on investments	62,439	(78,459)
Net change in unrealized appreciation (depreciation) on investments	1,635,591	(1,301,738)
Net increase (decrease) in net assets resulting from operations	1,827,759	(1,170,491)

Distributions to shareholders	—	(127,066)

Capital share transactions:
Proceeds from sale of shares	21,465,631	44,849,856
Distributions reinvested	—	127,066
Cost of shares redeemed	(19,932,663)	(41,232,363)
Net increase from capital share transactions	1,532,968	3,744,559
Net increase in net assets	3,360,727	2,447,002

Net assets:
Beginning of period	12,707,561	10,260,559
End of period	$16,068,288	$12,707,561

Capital share activity:
Shares sold	524,233	1,183,879
Shares issued from reinvestment of distributions	—	3,246
Shares redeemed	(492,070)	(1,095,657)
Net increase in shares	32,163	91,468

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$35.99	$39.22	$37.72	$34.50	$36.41	$30.42
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.64	.36	.63	.53	.50
Net gain (loss) on investments (realized and unrealized)	5.33	(3.48)	2.11	2.88	(1.44)	5.88
Total from investment operations	5.72	(2.84)	2.47	3.51	(.91)	6.38
Less distributions from:
Net investment income	—	(.39)	(.97)	(.29)	(1.00)	(.39)
Total distributions	—	(.39)	(.97)	(.29)	(1.00)	(.39)
Net asset value, end of period	$41.71	$35.99	$39.22	$37.72	$34.50	$36.41

Total Return[c]	15.89%	(7.33%)	6.65%	10.15%	(2.52%)	21.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,068	$12,708	$10,261	$11,509	$16,324	$28,021
Ratios to average net assets:
Net investment income (loss)	1.93%	1.67%	0.93%	1.73%	1.46%	1.48%
Total expenses	1.85%	1.73%	1.70%	1.65%	1.60%	1.66%
Portfolio turnover rate	124%	313%	331%	279%	259%	277%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	10.9%
Walmart, Inc.	6.3%
Alibaba Group Holding Ltd. ADR	4.4%
Home Depot, Inc.	4.4%
Costco Wholesale Corp.	3.8%
Booking Holdings, Inc.	3.2%
Lowe’s Companies, Inc.	3.2%
TJX Companies, Inc.	2.8%
Walgreens Boots Alliance, Inc.	2.6%
Target Corp.	2.4%
Top Ten Total	44.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Retailing Fund	16.34%	1.56%	6.77%	13.47%
S&P 500 Consumer Discretionary Index	21.84%	10.17%	13.97%	19.72%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Retail - 63.6%
Walmart, Inc.	2,460	$271,805
Home Depot, Inc.	918	190,917
Costco Wholesale Corp.	626	165,427
Lowe’s Companies, Inc.	1,353	136,531
TJX Companies, Inc.	2,328	123,105
Walgreens Boots Alliance, Inc.	2,035	111,254
Target Corp.	1,176	101,853
Ross Stores, Inc.	912	90,397
Dollar General Corp.	665	89,881
O’Reilly Automotive, Inc.*	223	82,358
AutoZone, Inc.*	73	80,261
Dollar Tree, Inc.*	712	76,462
Ulta Beauty, Inc.*	197	68,337
Best Buy Company, Inc.	980	68,335
Genuine Parts Co.	580	60,076
CarMax, Inc.*	660	57,308
Tractor Supply Co.	521	56,685
Tiffany & Co.	561	52,532
Advance Auto Parts, Inc.	337	51,945
Burlington Stores, Inc.*	303	51,555
Carvana Co.*,1	799	50,009
Kohl’s Corp.	907	43,128
L Brands, Inc.	1,649	43,039
Gap, Inc.	2,237	40,199
Macy’s, Inc.	1,834	39,358
Five Below, Inc.*	323	38,767
Williams-Sonoma, Inc.	554	36,010
Qurate Retail, Inc. — Class A*	2,861	35,448
Ollie’s Bargain Outlet Holdings, Inc.*	405	35,280
Nordstrom, Inc.	1,060	33,772
Foot Locker, Inc.	790	33,117
Floor & Decor Holdings, Inc. — Class A*	757	31,718
AutoNation, Inc.*	706	29,610
Dick’s Sporting Goods, Inc.	802	27,773
American Eagle Outfitters, Inc.	1,526	25,789
Urban Outfitters, Inc.*	1,008	22,932
RH*,1	194	22,426
Dillard’s, Inc. — Class A1	318	19,805
Bed Bath & Beyond, Inc.[1]	1,662	19,312
Children’s Place, Inc.	200	19,076
Designer Brands, Inc. — Class A	986	18,902
Sally Beauty Holdings, Inc.*	1,411	18,823
Michaels Companies, Inc.*	2,041	17,757
Big Lots, Inc.	567	16,222
Abercrombie & Fitch Co. — Class A	994	15,944
GameStop Corp. — Class A1	2,158	11,804
At Home Group, Inc.*	1,407	9,371
Tailored Brands, Inc.[1]	1,543	8,903
Total Retail		2,751,318

Internet - 33.6%
Amazon.com, Inc.*	248	469,620
Alibaba Group Holding Ltd. ADR*	1,128	191,140
Booking Holdings, Inc.*	74	138,729
eBay, Inc.	2,285	90,257
JD.com, Inc. ADR*	2,774	84,024
Expedia Group, Inc.	520	69,176
Ctrip.com International Ltd. ADR*	1,557	57,469
Wayfair, Inc. — Class A*	375	54,750
MercadoLibre, Inc.*	86	52,612
Pinduoduo, Inc. ADR*	2,252	46,459
GrubHub, Inc.*	550	42,894
Baozun, Inc. ADR*,1	822	40,985
Etsy, Inc.*	650	39,891
Stitch Fix, Inc. — Class A*	879	28,119
Shutterfly, Inc.*	402	20,321
Stamps.com, Inc.*	317	14,351
Overstock.com, Inc.*,1	818	11,125
Total Internet		1,451,922

Distribution & Wholesale - 2.0%
LKQ Corp.*	1,681	44,731
Pool Corp.	225	42,975
Total Distribution & Wholesale		87,706

Commercial Services - 0.6%
Monro, Inc.	306	26,102

Total Common Stocks
(Cost $2,814,940)		4,317,048

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$14,748	14,748
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	3,664	3,664
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	3,663	3,663
Total Repurchase Agreements
(Cost $22,075)		22,075

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	120,689	120,689
Total Securities Lending Collateral
(Cost $120,689)		120,689

Total Investments - 103.1%
(Cost $2,957,704)		$4,459,812
Other Assets & Liabilities, net - (3.1)%		(134,682)
Total Net Assets - 100.0%		$4,325,130

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,317,048	$—	$—	$4,317,048
Repurchase Agreements	—	22,075	—	22,075
Securities Lending Collateral	120,689	—	—	120,689
Total Assets	$4,437,737	$22,075	$—	$4,459,812

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $119,029 of securities loaned (cost $2,935,629)	$4,437,737
Repurchase agreements, at value (cost $22,075)	22,075
Receivables:
Dividends	2,504
Securities lending income	189
Interest	5
Total assets	4,462,510

Liabilities:
Payable for:
Return of securities lending collateral	120,689
Management fees	2,829
Fund shares redeemed	1,066
Transfer agent and administrative fees	832
Investor service fees	832
Portfolio accounting fees	333
Trustees’ fees*	113
Miscellaneous	10,686
Total liabilities	137,380
Commitments and contingent liabilities (Note 10)	—
Net assets	$4,325,130

Net assets consist of:
Paid in capital	$3,771,234
Total distributable earnings (loss)	553,896
Net assets	$4,325,130
Capital shares outstanding	51,667
Net asset value per share	$83.71

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $85)	$36,385
Interest	470
Income from securities lending, net	1,427
Total investment income	38,282

Expenses:
Management fees	25,653
Investor service fees	7,545
Transfer agent and administrative fees	7,545
Professional fees	3,746
Portfolio accounting fees	3,018
Trustees’ fees*	992
Custodian fees	793
Line of credit fees	19
Miscellaneous	6,600
Total expenses	55,911
Net investment loss	(17,629)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	487,963
Net realized gain	487,963
Net change in unrealized appreciation (depreciation) on:
Investments	402,705
Net change in unrealized appreciation (depreciation)	402,705
Net realized and unrealized gain	890,668
Net increase in net assets resulting from operations	$873,039

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(17,629)	$(36,385)
Net realized gain (loss) on investments	487,963	(198,522)
Net change in unrealized appreciation (depreciation) on investments	402,705	(160,691)
Net increase (decrease) in net assets resulting from operations	873,039	(395,598)

Distributions to shareholders	—	(1,360)

Capital share transactions:
Proceeds from sale of shares	3,463,402	25,331,798
Distributions reinvested	—	1,360
Cost of shares redeemed	(6,799,533)	(25,996,766)
Net decrease from capital share transactions	(3,336,131)	(663,608)
Net decrease in net assets	(2,463,092)	(1,060,566)

Net assets:
Beginning of period	6,788,222	7,848,788
End of period	$4,325,130	$6,788,222

Capital share activity:
Shares sold	42,129	313,528
Shares issued from reinvestment of distributions	—	16
Shares redeemed	(84,805)	(324,743)
Net decrease in shares	(42,676)	(11,199)

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$71.95	$74.37	$65.91	$69.96	$77.68	$81.49
Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)	(.30)	.02	(.05)	(.16)	(.40)
Net gain (loss) on investments (realized and unrealized)	11.99	(2.11)	8.44	(2.93)	(.20)	6.79
Total from investment operations	11.76	(2.41)	8.46	(2.98)	(.36)	6.39
Less distributions from:
Net investment income	—	(.01)	—	—	—	—
Net realized gains	—	—	—	(1.07)	(7.36)	(10.20)
Total distributions	—	(.01)	—	(1.07)	(7.36)	(10.20)
Net asset value, end of period	$83.71	$71.95	$74.37	$65.91	$69.96	$77.68

Total Return[c]	16.34%	(3.23%)	12.82%	0.30%	(1.33%)	8.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,325	$6,788	$7,849	$5,278	$8,328	$7,304
Ratios to average net assets:
Net investment income (loss)	(0.58%)	(0.37%)	0.03%	(0.25%)	(0.19%)	(0.51%)
Total expenses	1.85%	1.72%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	59%	260%	447%	668%	225%	452%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the periods presented through December 1, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	4.1%
Apple, Inc.	3.9%
Alphabet, Inc. — Class A	3.5%
Facebook, Inc. — Class A	3.1%
Visa, Inc. — Class A	2.4%
Mastercard, Inc. — Class A	2.1%
Cisco Systems, Inc.	1.9%
Intel Corp.	1.9%
Oracle Corp.	1.8%
Adobe, Inc.	1.5%
Top Ten Total	26.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Technology Fund	25.81%	12.25%	14.02%	14.94%
S&P 500 Information Technology Index	27.13%	14.34%	18.53%	18.57%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Software - 28.5%
Microsoft Corp.	7,104	$951,652
Oracle Corp.	7,430	423,287
Adobe, Inc.*	1,203	354,464
salesforce.com, Inc.*	2,102	318,937
Intuit, Inc.	949	248,002
VMware, Inc. — Class A	1,458	243,792
ServiceNow, Inc.*	769	211,144
Workday, Inc. — Class A*	967	198,796
Fidelity National Information Services, Inc.	1,554	190,645
Activision Blizzard, Inc.	3,919	184,977
Fiserv, Inc.*	1,971	179,676
Autodesk, Inc.*	1,070	174,303
Red Hat, Inc.*	928	174,241
Electronic Arts, Inc.*	1,703	172,446
Paychex, Inc.	1,936	159,313
First Data Corp. — Class A*	5,613	151,944
Cadence Design Systems, Inc.*	1,886	133,548
Synopsys, Inc.*	1,023	131,650
Splunk, Inc.*	1,045	131,409
NetEase, Inc. ADR	506	129,420
Twilio, Inc. — Class A*	921	125,578
ANSYS, Inc.*	613	125,555
Atlassian Corporation plc — Class A*	954	124,821
Momo, Inc. ADR	3,423	122,543
Broadridge Financial Solutions, Inc.	908	115,933
SS&C Technologies Holdings, Inc.	1,968	113,377
Akamai Technologies, Inc.*	1,374	110,112
Paycom Software, Inc.*	479	108,599
Take-Two Interactive Software, Inc.*	954	108,308
Citrix Systems, Inc.	1,099	107,856
Jack Henry & Associates, Inc.	726	97,226
PTC, Inc.*	1,082	97,120
Dropbox, Inc. — Class A*	3,872	96,994
Aspen Technology, Inc.*	705	87,617
DocuSign, Inc.*	1,713	85,153
CDK Global, Inc.	1,500	74,160
Total Software		6,564,598

Semiconductors - 19.9%
Intel Corp.	9,208	440,787
Broadcom, Inc.	1,141	328,448
Texas Instruments, Inc.	2,745	315,016
NVIDIA Corp.	1,882	309,081
QUALCOMM, Inc.	3,872	294,543
Micron Technology, Inc.*	5,555	214,367
Applied Materials, Inc.	4,471	200,793
Analog Devices, Inc.	1,727	194,926
NXP Semiconductor N.V.	1,843	179,895
Advanced Micro Devices, Inc.*	5,691	172,836
Xilinx, Inc.	1,426	168,154
Lam Research Corp.	863	162,106
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3,630	142,187
Microchip Technology, Inc.[1]	1,593	138,113
KLA-Tencor Corp.	1,134	134,039
ASML Holding N.V. — Class G	599	124,550
Maxim Integrated Products, Inc.	2,058	123,110
Marvell Technology Group Ltd.	4,998	119,302
Skyworks Solutions, Inc.	1,449	111,964
IPG Photonics Corp.*	584	90,082
ON Semiconductor Corp.*	4,422	89,369
Teradyne, Inc.	1,838	88,059
Qorvo, Inc.*	1,310	87,259
Cypress Semiconductor Corp.	3,847	85,557
Monolithic Power Systems, Inc.	560	76,037
Cree, Inc.*	1,280	71,910
Entegris, Inc.	1,793	66,915
MKS Instruments, Inc.	807	62,857
Total Semiconductors		4,592,262

Internet - 17.3%
Alphabet, Inc. — Class A*	747	808,852
Facebook, Inc. — Class A*	3,663	706,959
Baidu, Inc. ADR*	1,842	216,177
Twitter, Inc.*	4,408	153,839
VeriSign, Inc.*	718	150,177
Palo Alto Networks, Inc.*	653	133,055
Match Group, Inc.[1]	1,957	131,647
IAC/InterActiveCorp*	596	129,648
CDW Corp.	1,119	124,209
Weibo Corp. ADR*,1	2,850	124,118
Shopify, Inc. — Class A*	389	116,758
Symantec Corp.	5,190	112,934
YY, Inc. ADR*	1,592	110,947
Okta, Inc.*	879	108,565
Wix.com Ltd.*	742	105,438
GoDaddy, Inc. — Class A*	1,488	104,383
Autohome, Inc. ADR*,1	1,212	103,771
Zillow Group, Inc. — Class C*,1	2,019	93,661
Zendesk, Inc.*	1,031	91,790
F5 Networks, Inc.*	620	90,291
Proofpoint, Inc.*	663	79,726
TripAdvisor, Inc.*	1,633	75,592
FireEye, Inc.*	3,638	53,879
Yelp, Inc. — Class A*	1,460	49,903
Total Internet		3,976,319

Computers - 12.3%
Apple, Inc.	4,557	901,921
International Business Machines Corp.	2,402	331,236
Accenture plc — Class A	1,096	202,508
Cognizant Technology Solutions Corp. — Class A	2,818	178,633
HP, Inc.	8,146	169,355
Hewlett Packard Enterprise Co.	9,019	134,834
Check Point Software Technologies Ltd.*	1,096	126,709
Western Digital Corp.	2,607	123,963
DXC Technology Co.	2,127	117,304
NetApp, Inc.	1,875	115,688
Fortinet, Inc.*	1,430	109,867
Seagate Technology plc	2,322	109,413

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
TECHNOLOGY FUND

	Shares	Value

Amdocs Ltd.	1,416	$87,919
Nutanix, Inc. — Class A*	2,464	63,916
Lumentum Holdings, Inc.*	1,195	63,825
Total Computers		2,837,091

Commercial Services - 6.4%
PayPal Holdings, Inc.*	3,036	347,501
Automatic Data Processing, Inc.	1,525	252,128
Worldpay, Inc. — Class A*	1,508	184,806
Square, Inc. — Class A*	2,285	165,731
Global Payments, Inc.	939	150,362
FleetCor Technologies, Inc.*	528	148,289
Total System Services, Inc.	1,112	142,636
Sabre Corp.	3,281	72,838
Total Commercial Services		1,464,291

Diversified Financial Services - 5.8%
Visa, Inc. — Class A	3,219	558,657
Mastercard, Inc. — Class A	1,853	490,174
Pagseguro Digital Ltd. — Class A*	2,947	114,845
Western Union Co.	4,399	87,496
Alliance Data Systems Corp.	594	83,237
Total Diversified Financial Services		1,334,409

Telecommunications - 4.8%
Cisco Systems, Inc.	8,150	446,050
Motorola Solutions, Inc.	948	158,060
Corning, Inc.	4,630	153,855
Arista Networks, Inc.*	526	136,560
Juniper Networks, Inc.	3,421	91,101
LogMeIn, Inc.	799	58,870
CommScope Holding Company, Inc.*	3,279	51,579
Total Telecommunications		1,096,075

Electronics - 2.5%
Amphenol Corp. — Class A	1,678	160,987
TE Connectivity Ltd.	1,233	118,097
Trimble, Inc.*	2,295	103,527
FLIR Systems, Inc.	1,518	82,124
Avnet, Inc.	1,502	67,996
Coherent, Inc.*	415	56,594
Total Electronics		589,325

Office & Business Equipment - 0.4%
Zebra Technologies Corp. — Class A*	500	104,745

Electrical Components & Equipment - 0.4%
Universal Display Corp.	490	92,149

Advertising - 0.4%
Trade Desk, Inc. — Class A*	404	92,023

Machinery-Diversified - 0.4%
Cognex Corp.	1,832	87,899

Energy-Alternate Sources - 0.4%
First Solar, Inc.*	1,237	81,246

Total Common Stocks
(Cost $11,466,072)		22,912,432

SECURITIES LENDING COLLATERAL†,2 - 1.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[3]	370,674	370,674
Total Securities Lending Collateral
(Cost $370,674)		370,674

Total Investments - 101.1%
(Cost $11,836,746)		$23,283,106
Other Assets & Liabilities, net - (1.1)%		(259,955)
Total Net Assets - 100.0%		$23,023,151

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Securities lending collateral — See Note 7.
[3]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
TECHNOLOGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,912,432	$—	$—	$22,912,432
Securities Lending Collateral	370,674	—	—	370,674
Total Assets	$23,283,106	$—	$—	$23,283,106

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $361,746 of securities loaned (cost $11,836,746)	$23,283,106
Cash	683
Receivables:
Securities sold	270,484
Dividends	17,529
Fund shares sold	794
Foreign tax reclaims	590
Securities lending income	9
Total assets	23,573,195

Liabilities:
Line of credit	1,000
Payable for:
Return of securities lending collateral	370,674
Fund shares redeemed	115,067
Management fees	14,829
Transfer agent and administrative fees	4,361
Investor service fees	4,361
Portfolio accounting fees	1,744
Trustees’ fees*	397
Miscellaneous	37,611
Total liabilities	550,044
Commitments and contingent liabilities (Note 10)	—
Net assets	$23,023,151

Net assets consist of:
Paid in capital	$12,100,080
Total distributable earnings (loss)	10,923,071
Net assets	$23,023,151
Capital shares outstanding	196,624
Net asset value per share	$117.09

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $228)	$117,296
Interest	1,701
Income from securities lending, net	79
Total investment income	119,076

Expenses:
Management fees	91,161
Investor service fees	26,812
Transfer agent and administrative fees	26,812
Professional fees	18,153
Portfolio accounting fees	10,725
Trustees’ fees*	2,777
Custodian fees	2,551
Line of credit fees	5
Miscellaneous	19,168
Total expenses	198,164
Net investment loss	(79,088)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	222,279
Net realized gain	222,279
Net change in unrealized appreciation (depreciation) on:
Investments	4,111,089
Net change in unrealized appreciation (depreciation)	4,111,089
Net realized and unrealized gain	4,333,368
Net increase in net assets resulting from operations	$4,254,280

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(79,088)	$(146,979)
Net realized gain on investments	222,279	1,605,280
Net change in unrealized appreciation (depreciation) on investments	4,111,089	(1,731,288)
Net increase (decrease) in net assets resulting from operations	4,254,280	(272,987)

Distributions to shareholders	—	(660,584)

Capital share transactions:
Proceeds from sale of shares	29,211,329	41,595,282
Distributions reinvested	—	660,584
Cost of shares redeemed	(26,503,024)	(48,201,267)
Net increase (decrease) from capital share transactions	2,708,305	(5,945,401)
Net increase (decrease) in net assets	6,962,585	(6,878,972)

Net assets:
Beginning of period	16,060,566	22,939,538
End of period	$23,023,151	$16,060,566

Capital share activity:
Shares sold	262,932	392,507
Shares issued from reinvestment of distributions	—	6,013
Shares redeemed	(238,864)	(463,173)
Net increase (decrease) in shares	24,068	(64,653)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$93.07	$96.71	$74.88	$71.70	$71.28	$64.65
Income (loss) from investment operations:
Net investment income (loss)[b]	(.40)	(.63)	(.56)	(.21)	(.32)	(.32)
Net gain (loss) on investments (realized and unrealized)	24.42	(.43)	24.71	7.78	1.13	6.95
Total from investment operations	24.02	(1.06)	24.15	7.57	.81	6.63
Less distributions from:
Net realized gains	—	(2.58)	(2.32)	(4.39)	(.39)	—
Total distributions	—	(2.58)	(2.32)	(4.39)	(.39)	—
Net asset value, end of period	$117.09	$93.07	$96.71	$74.88	$71.70	$71.28

Total Return[c]	25.81%	(1.49%)	32.63%	11.07%	1.11%	10.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,023	$16,061	$22,940	$18,156	$19,042	$18,218
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(0.60%)	(0.64%)	(0.29%)	(0.45%)	(0.47%)
Total expenses	1.85%	1.72%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	115%	178%	200%	321%	142%	197%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the period presented through December 31, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	12.5%
Verizon Communications, Inc.	12.1%
Cisco Systems, Inc.	11.7%
T-Mobile US, Inc.	6.2%
Motorola Solutions, Inc.	4.1%
Sprint Corp.	4.1%
Arista Networks, Inc.	3.5%
CenturyLink, Inc.	2.9%
Ubiquiti Networks, Inc.	2.4%
Juniper Networks, Inc.	2.4%
Top Ten Total	61.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Telecommunications Fund	11.09%	4.35%	3.84%	5.45%
S&P 500 Telecommunication Services Index	19.09%	13.66%	5.34%	9.85%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Telecommunications - 91.9%
AT&T, Inc.	15,198	$509,285
Verizon Communications, Inc.	8,597	491,147
Cisco Systems, Inc.	8,701	476,206
T-Mobile US, Inc.*	3,420	253,559
Motorola Solutions, Inc.	1,007	167,897
Sprint Corp.*	25,048	164,565
Arista Networks, Inc.*	554	143,830
CenturyLink, Inc.	9,912	116,565
Ubiquiti Networks, Inc.[1]	753	99,020
Juniper Networks, Inc.	3,651	97,226
Zayo Group Holdings, Inc.*	2,708	89,120
Ciena Corp.*	1,916	78,805
ViaSat, Inc.*	858	69,344
EchoStar Corp. — Class A*	1,518	67,278
Vodafone Group plc ADR	3,750	61,238
Telephone & Data Systems, Inc.	1,916	58,246
CommScope Holding Company, Inc.*	3,502	55,086
Finisar Corp.*	2,353	53,813
Iridium Communications, Inc.*	2,259	52,544
Intelsat S.A.*	2,367	46,038
InterDigital, Inc.	709	45,660
America Movil SAB de CV — Class L ADR	3,080	44,845
Acacia Communications, Inc.*	950	44,802
China Mobile Ltd. ADR	966	43,750
Shenandoah Telecommunications Co.	1,133	43,643
BCE, Inc.	927	42,160
Rogers Communications, Inc. — Class B	729	39,016
Telefonica Brasil S.A. ADR	2,954	38,461
KT Corp. ADR	3,107	38,434
Plantronics, Inc.	1,036	38,373
TELUS Corp.	1,018	37,574
SK Telecom Company Ltd. ADR	1,502	37,175
TIM Participacoes S.A. ADR	2,451	36,691
NETGEAR, Inc.*	1,108	28,021
Casa Systems, Inc.*	3,667	23,579
Total Telecommunications		3,732,996

Internet - 4.4%
F5 Networks, Inc.*	659	95,970
Cogent Communications Holdings, Inc.	897	53,246
Boingo Wireless, Inc.*	1,528	27,458
Total Internet		176,674

Computers - 2.8%
Lumentum Holdings, Inc.*	1,278	68,258
NetScout Systems, Inc.*	1,808	45,905
Total Computers		114,163

Electronics - 0.4%
Applied Optoelectronics, Inc.*	1,502	15,440

Total Common Stocks
(Cost $3,215,330)		4,039,273

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$17,718	17,718
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	4,401	4,401
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	4,402	4,402
Total Repurchase Agreements
(Cost $26,521)		26,521

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	75,576	75,576
Total Securities Lending Collateral
(Cost $75,576)		75,576

Total Investments - 102.0%
(Cost $3,317,427)		$4,141,370
Other Assets & Liabilities, net - (2.0)%		(81,381)
Total Net Assets - 100.0%		$4,059,989

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
TELECOMMUNICATIONS FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,039,273	$—	$—	$4,039,273
Repurchase Agreements	—	26,521	—	26,521
Securities Lending Collateral	75,576	—	—	75,576
Total Assets	$4,114,849	$26,521	$—	$4,141,370

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $74,166 of securities loaned (cost $3,290,906)	$4,114,849
Repurchase agreements, at value (cost $26,521)	26,521
Receivables:
Dividends	4,969
Interest	6
Total assets	4,146,345

Liabilities:
Payable for:
Return of securities lending collateral	75,576
Management fees	2,467
Fund shares redeemed	800
Transfer agent and administrative fees	726
Investor service fees	726
Portfolio accounting fees	290
Trustees’ fees*	60
Miscellaneous	5,711
Total liabilities	86,356
Commitments and contingent liabilities (Note 10)	—
Net assets	$4,059,989

Net assets consist of:
Paid in capital	$3,890,963
Total distributable earnings (loss)	169,026
Net assets	$4,059,989
Capital shares outstanding	67,995
Net asset value per share	$59.71

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $572)	$41,015
Interest	237
Income from securities lending, net	68
Total investment income	41,320

Expenses:
Management fees	13,704
Investor service fees	4,030
Transfer agent and administrative fees	4,030
Professional fees	2,760
Portfolio accounting fees	1,612
Trustees’ fees*	394
Custodian fees	347
Line of credit fees	2
Miscellaneous	2,889
Total expenses	29,768
Net investment income	11,552

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(38,297)
Net realized loss	(38,297)
Net change in unrealized appreciation (depreciation) on:
Investments	345,942
Net change in unrealized appreciation (depreciation)	345,942
Net realized and unrealized gain	307,645
Net increase in net assets resulting from operations	$319,197

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,552	$28,775
Net realized loss on investments	(38,297)	(74,284)
Net change in unrealized appreciation (depreciation) on investments	345,942	(300,467)
Net increase (decrease) in net assets resulting from operations	319,197	(345,976)

Distributions to shareholders	—	(73,940)

Capital share transactions:
Proceeds from sale of shares	5,822,743	11,508,223
Distributions reinvested	—	73,940
Cost of shares redeemed	(5,311,495)	(11,446,388)
Net increase from capital share transactions	511,248	135,775
Net increase (decrease) in net assets	830,445	(284,141)

Net assets:
Beginning of period	3,229,544	3,513,685
End of period	$4,059,989	$3,229,544

Capital share activity:
Shares sold	98,795	193,484
Shares issued from reinvestment of distributions	—	1,260
Shares redeemed	(90,890)	(194,735)
Net increase in shares	7,905	9

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$53.75	$58.48	$57.03	$48.71	$53.12	$52.94
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.57	.37	.45	.42	.61
Net gain (loss) on investments (realized and unrealized)	5.75	(3.51)	2.86	8.03	(3.94)	.79
Total from investment operations	5.96	(2.94)	3.23	8.48	(3.52)	1.40
Less distributions from:
Net investment income	—	(.47)	(.77)	(.16)	(.89)	(1.22)
Net realized gains	—	(1.32)	(1.01)	—	—	—
Total distributions	—	(1.79)	(1.78)	(.16)	(.89)	(1.22)
Net asset value, end of period	$59.71	$53.75	$58.48	$57.03	$48.71	$53.12

Total Return[c]	11.09%	(5.29%)	5.85%	17.40%	(6.73%)	2.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,060	$3,230	$3,514	$5,384	$2,329	$2,382
Ratios to average net assets:
Net investment income (loss)	0.72%	0.97%	0.65%	0.86%	0.80%	1.14%
Total expenses	1.85%	1.73%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	162%	365%	372%	410%	232%	495%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the period presented through December 31, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
Union Pacific Corp.	5.8%
United Parcel Service, Inc. — Class B	5.0%
CSX Corp.	4.1%
General Motors Co.	4.0%
Norfolk Southern Corp.	3.9%
FedEx Corp.	3.5%
Ford Motor Co.	3.4%
Tesla, Inc.	3.4%
Delta Air Lines, Inc.	3.2%
Southwest Airlines Co.	2.7%
Top Ten Total	39.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Transportation Fund	13.69%	(4.34%)	3.71%	13.11%
S&P 500 Industrials Index	21.38%	10.43%	9.28%	15.59%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Transportation - 45.1%
Union Pacific Corp.	1,270	$214,770
United Parcel Service, Inc. — Class B	1,811	187,022
CSX Corp.	1,993	154,198
Norfolk Southern Corp.	718	143,119
FedEx Corp.	783	128,561
Expeditors International of Washington, Inc.	943	71,536
Kansas City Southern	573	69,803
Old Dominion Freight Line, Inc.	463	69,107
CH Robinson Worldwide, Inc.	800	67,480
J.B. Hunt Transport Services, Inc.	690	63,073
Genesee & Wyoming, Inc. — Class A*	477	47,700
Knight-Swift Transportation Holdings, Inc.	1,447	47,520
XPO Logistics, Inc.*	810	46,826
Canadian Pacific Railway Ltd.	189	44,460
Kirby Corp.*	538	42,502
Landstar System, Inc.	386	41,684
Canadian National Railway Co.	446	41,246
ZTO Express Cayman, Inc. ADR	2,119	40,515
Ryder System, Inc.	603	35,155
Werner Enterprises, Inc.	950	29,526
Saia, Inc.*	406	26,256
Hub Group, Inc. — Class A*	577	24,223
Atlas Air Worldwide Holdings, Inc.*	500	22,320
ArcBest Corp.	611	17,175
Total Transportation		1,675,777

Airlines - 18.6%
Delta Air Lines, Inc.	2,112	119,856
Southwest Airlines Co.	2,012	102,169
United Continental Holdings, Inc.*	1,079	94,467
American Airlines Group, Inc.	2,320	75,655
Alaska Air Group, Inc.	873	55,794
JetBlue Airways Corp.*	2,470	45,670
Ryanair Holdings plc ADR*	604	38,741
Spirit Airlines, Inc.*	747	35,654
SkyWest, Inc.	581	35,249
Copa Holdings S.A. — Class A	350	34,150
Allegiant Travel Co. — Class A	216	30,996
Hawaiian Holdings, Inc.	845	23,178
Total Airlines		691,579

Auto Manufacturers - 13.8%
General Motors Co.	3,861	148,764
Ford Motor Co.	12,450	127,364
Tesla, Inc.*,1	560	125,138
Fiat Chrysler Automobiles N.V.	2,861	39,539
Ferrari N.V.	221	35,674
Tata Motors Ltd. ADR*	3,033	35,425
Total Auto Manufacturers		511,904

Auto Parts & Equipment - 13.5%
Aptiv plc	858	69,352
Lear Corp.	420	58,493
BorgWarner, Inc.	1,386	58,184
Magna International, Inc.	784	38,965
Delphi Technologies plc	1,936	38,720
Autoliv, Inc.	546	38,499
Goodyear Tire & Rubber Co.	2,453	37,531
Dana, Inc.	1,775	35,394
Adient plc	1,277	30,993
Visteon Corp.*	454	26,595
Cooper Tire & Rubber Co.	794	25,051
American Axle & Manufacturing Holdings, Inc.*	1,912	24,397
Tenneco, Inc. — Class A	1,714	19,008
Total Auto Parts & Equipment		501,182

Commercial Services - 3.9%
AMERCO	141	53,375
Macquarie Infrastructure Corp.	908	36,810
Avis Budget Group, Inc.*	919	32,312
Hertz Global Holdings, Inc.*	1,506	24,036
Total Commercial Services		146,533

Leisure Time - 2.2%
Harley-Davidson, Inc.	1,316	47,152
Fox Factory Holding Corp.*	433	35,727
Total Leisure Time		82,879

Electronics - 1.4%
Gentex Corp.	2,036	50,106

Home Builders - 1.0%
Thor Industries, Inc.	619	36,180

Total Common Stocks
(Cost $1,497,953)		3,696,140

RIGHTS† - 0.1%
Hertz Global Holdings, Inc.*	1,366	2,663
Total Rights
(Cost $—)		2,663

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$18,458	18,458
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	4,585	4,585
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	4,585	4,585
Total Repurchase Agreements
(Cost $27,628)		27,628

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
TRANSPORTATION FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 2.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	93,503	$93,503
Total Securities Lending Collateral
(Cost $93,503)		93,503

Total Investments - 102.8%
(Cost $1,619,084)		$3,819,934
Other Assets & Liabilities, net - (2.8)%		(104,068)
Total Net Assets - 100.0%		$3,715,866

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,696,140	$—	$—	$3,696,140
Rights	2,663	—	—	2,663
Repurchase Agreements	—	27,628	—	27,628
Securities Lending Collateral	93,503	—	—	93,503
Total Assets	$3,792,306	$27,628	$—	$3,819,934

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $91,842 of securities loaned (cost $1,591,456)	$3,792,306
Repurchase agreements, at value (cost $27,628)	27,628
Cash	449
Receivables:
Fund shares sold	30,318
Dividends	1,185
Foreign tax reclaims	81
Securities lending income	19
Interest	6
Total assets	3,851,992

Liabilities:
Payable for:
Return of securities lending collateral	93,503
Securities purchased	30,656
Management fees	2,379
Transfer agent and administrative fees	700
Investor service fees	700
Fund shares redeemed	510
Portfolio accounting fees	280
Trustees’ fees*	77
Miscellaneous	7,321
Total liabilities	136,126
Commitments and contingent liabilities (Note 10)	—
Net assets	$3,715,866

Net assets consist of:
Paid in capital	$1,357,455
Total distributable earnings (loss)	2,358,411
Net assets	$3,715,866
Capital shares outstanding	49,511
Net asset value per share	$75.05

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $341)	$47,242
Interest	315
Income from securities lending, net	53
Total investment income	47,610

Expenses:
Management fees	17,616
Investor service fees	5,181
Transfer agent and administrative fees	5,181
Professional fees	4,517
Portfolio accounting fees	2,072
Trustees’ fees*	773
Custodian fees	631
Line of credit fees	10
Miscellaneous	2,379
Total expenses	38,360
Net investment income	9,250

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	609,148
Net realized gain	609,148
Net change in unrealized appreciation (depreciation) on:
Investments	(80,540)
Net change in unrealized appreciation (depreciation)	(80,540)
Net realized and unrealized gain	528,608
Net increase in net assets resulting from operations	$537,858

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$9,250	$(13,086)
Net realized gain on investments	609,148	983,030
Net change in unrealized appreciation (depreciation) on investments	(80,540)	(2,177,203)
Net increase (decrease) in net assets resulting from operations	537,858	(1,207,259)

Distributions to shareholders	—	(238,586)

Capital share transactions:
Proceeds from sale of shares	3,650,825	17,105,443
Distributions reinvested	—	238,586
Cost of shares redeemed	(4,640,257)	(23,469,276)
Net decrease from capital share transactions	(989,432)	(6,125,247)
Net decrease in net assets	(451,574)	(7,571,092)

Net assets:
Beginning of period	4,167,440	11,738,532
End of period	$3,715,866	$4,167,440

Capital share activity:
Shares sold	48,234	208,178
Shares issued from reinvestment of distributions	—	3,009
Shares redeemed	(61,855)	(284,315)
Net decrease in shares	(13,621)	(73,128)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$66.01	$86.15	$70.81	$100.87	$121.73	$99.13
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	(.16)	(.43)	.16	(.08)	(.12)
Net gain (loss) on investments (realized and unrealized)	8.88	(16.55)	15.99	(20.23)	(16.78)	22.72
Total from investment operations	9.04	(16.71)	15.56	(20.07)	(16.86)	22.60
Less distributions from:
Net investment income	—	—	(.22)	—	—	—
Net realized gains	—	(3.43)	—	(9.99)	(4.00)	—
Total distributions	—	(3.43)	(.22)	(9.99)	(4.00)	—
Net asset value, end of period	$75.05	$66.01	$86.15	$70.81	$100.87	$121.73

Total Return[c]	13.69%	(20.05%)	22.02%	15.43%	(14.09%)	22.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,716	$4,167	$11,739	$12,883	$6,810	$22,672
Ratios to average net assets:
Net investment income (loss)	0.45%	(0.19%)	(0.56%)	0.73%	(0.06%)	(0.11%)
Total expenses	1.85%	1.72%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	89%	237%	308%	174%	99%	196%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	5.1%
Duke Energy Corp.	4.2%
Dominion Energy, Inc.	4.1%
Southern Co.	3.9%
Exelon Corp.	3.5%
American Electric Power Company, Inc.	3.4%
Sempra Energy	3.2%
Xcel Energy, Inc.	2.8%
Consolidated Edison, Inc.	2.8%
Public Service Enterprise Group, Inc.	2.8%
Top Ten Total	35.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Utilities Fund	12.59%	15.12%	7.96%	10.92%
S&P 500 Utilities Index	14.70%	19.03%	10.00%	12.17%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 100.0%

Electric - 83.7%
NextEra Energy, Inc.	5,792	$1,186,549
Duke Energy Corp.	10,888	960,757
Dominion Energy, Inc.	12,243	946,629
Southern Co.	16,439	908,748
Exelon Corp.	16,758	803,379
American Electric Power Company, Inc.	8,868	780,473
Sempra Energy	5,310	729,806
Xcel Energy, Inc.	11,060	657,959
Consolidated Edison, Inc.	7,378	646,903
Public Service Enterprise Group, Inc.	10,969	645,197
WEC Energy Group, Inc.	7,322	610,435
Eversource Energy	7,799	590,852
DTE Energy Co.	4,526	578,785
Edison International	8,464	570,558
PPL Corp.	18,234	565,436
FirstEnergy Corp.	13,181	564,279
Entergy Corp.	5,167	531,839
Ameren Corp.	6,813	511,724
CMS Energy Corp.	8,392	485,981
Avangrid, Inc.	9,334	471,367
Evergy, Inc.	7,593	456,719
CenterPoint Energy, Inc.	15,677	448,833
PG&E Corp.*	18,300	419,436
Alliant Energy Corp.	8,320	408,346
AES Corp.	24,052	403,112
Vistra Energy Corp.	17,070	386,465
Pinnacle West Capital Corp.	4,104	386,145
NRG Energy, Inc.	10,463	367,461
OGE Energy Corp.	8,201	349,035
IDACORP, Inc.	2,645	265,637
Portland General Electric Co.	4,849	262,670
Hawaiian Electric Industries, Inc.	5,994	261,039
Black Hills Corp.	3,285	256,788
ALLETE, Inc.	2,983	248,215
PNM Resources, Inc.	4,752	241,924
NorthWestern Corp.	3,163	228,210
Avista Corp.	4,598	205,071
Total Electric		19,342,762

Gas - 10.4%
Atmos Energy Corp.	4,005	422,768
NiSource, Inc.	13,589	391,363
UGI Corp.	6,897	368,369
ONE Gas, Inc.	2,885	260,516
National Fuel Gas Co.	4,792	252,778
New Jersey Resources Corp.	5,042	250,940
Spire, Inc.	2,940	246,725
South Jersey Industries, Inc.	6,284	211,959
Total Gas		2,405,418

Water - 3.9%
American Water Works Company, Inc.	4,713	546,708
Aqua America, Inc.	8,648	357,768
Total Water		904,476

Building Materials - 1.2%
MDU Resources Group, Inc.	10,498	270,848

Energy-Alternate Sources - 0.8%
Pattern Energy Group, Inc. — Class A	7,703	177,862

Pipelines - 0.0%
Kinder Morgan, Inc.	1	21

Total Common Stocks
(Cost $15,225,824)		23,101,387

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.7%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$105,313	105,313
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	26,162	26,162
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	26,161	26,161
Total Repurchase Agreements
(Cost $157,636)		157,636

Total Investments - 100.7%
(Cost $15,383,460)		$23,259,023
Other Assets & Liabilities, net - (0.7)%		(151,638)
Total Net Assets - 100.0%		$23,107,385

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$23,101,387	$—	$—	$23,101,387
Repurchase Agreements	—	157,636	—	157,636
Total Assets	$23,101,387	$157,636	$—	$23,259,023

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value (cost $15,225,824)	$23,101,387
Repurchase agreements, at value (cost $157,636)	157,636
Receivables:
Dividends	35,259
Fund shares sold	1,621
Foreign tax reclaims	123
Interest	33
Total assets	23,296,059

Liabilities:
Payable for:
Fund shares redeemed	129,235
Management fees	14,639
Transfer agent and administrative fees	4,306
Investor service fees	4,306
Portfolio accounting fees	1,722
Trustees’ fees*	359
Miscellaneous	34,107
Total liabilities	188,674
Commitments and contingent liabilities (Note 10)	—
Net assets	$23,107,385

Net assets consist of:
Paid in capital	$16,926,040
Total distributable earnings (loss)	6,181,345
Net assets	$23,107,385
Capital shares outstanding	721,817
Net asset value per share	$32.01

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$304,899
Interest	1,293
Income from securities lending, net	26
Total investment income	306,218

Expenses:
Management fees	82,657
Investor service fees	24,311
Transfer agent and administrative fees	24,311
Professional fees	16,303
Portfolio accounting fees	9,724
Trustees’ fees*	2,170
Custodian fees	1,979
Line of credit fees	60
Miscellaneous	18,090
Total expenses	179,605
Net investment income	126,613

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(70,523)
Net realized loss	(70,523)
Net change in unrealized appreciation (depreciation) on:
Investments	2,087,614
Net change in unrealized appreciation (depreciation)	2,087,614
Net realized and unrealized gain	2,017,091
Net increase in net assets resulting from operations	$2,143,704

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$126,613	$239,868
Net realized gain (loss) on investments	(70,523)	70,434
Net change in unrealized appreciation (depreciation) on investments	2,087,614	(467,247)
Net increase (decrease) in net assets resulting from operations	2,143,704	(156,945)

Distributions to shareholders	—	(360,629)

Capital share transactions:
Proceeds from sale of shares	22,540,597	57,547,298
Distributions reinvested	—	360,629
Cost of shares redeemed	(20,897,321)	(52,739,822)
Net increase from capital share transactions	1,643,276	5,168,105
Net increase in net assets	3,786,980	4,650,531

Net assets:
Beginning of period	19,320,405	14,669,874
End of period	$23,107,385	$19,320,405

Capital share activity:
Shares sold	730,067	2,027,789
Shares issued from reinvestment of distributions	—	12,884
Shares redeemed	(687,746)	(1,885,612)
Net increase in shares	42,321	155,061

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$28.43	$27.97	$26.24	$22.86	$25.35	$20.89
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.43	.42	.36	.39	.48
Net gain (loss) on investments (realized and unrealized)	3.38	.62 [d]	2.42	3.38	(2.24)	4.30
Total from investment operations	3.58	1.05	2.84	3.74	(1.85)	4.78
Less distributions from:
Net investment income	—	(.46)	(.55)	(.17)	(.64)	(.32)
Net realized gains	—	(.13)	(.56)	(.19)	—	—
Total distributions	—	(.59)	(1.11)	(.36)	(.64)	(.32)
Net asset value, end of period	$32.01	$28.43	$27.97	$26.24	$22.86	$25.35

Total Return[c]	12.59%	3.78%	11.02%	16.34%	(7.36%)	22.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,107	$19,320	$14,670	$15,242	$17,064	$28,415
Ratios to average net assets:
Net investment income (loss)	1.30%	1.54%	1.48%	1.39%	1.66%	2.07%
Total expenses	1.85%	1.73%	1.70%	1.65%	1.61%	1.66%
Portfolio turnover rate	80%	299%	183%	234%	312%	247%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the Fund.

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of no par value shares. At June 30, 2019, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following Funds:

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Non-diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(e) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at June 30, 2019.

(f) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Banking Fund	$2,986,976	$1,058,946	$(1,274)	$1,057,672
Basic Materials Fund	4,488,754	2,204,481	(32,475)	2,172,006
Biotechnology Fund	11,310,629	10,687,073	(106,052)	10,581,021
Consumer Products Fund	11,713,561	4,548,387	(52,877)	4,495,510
Electronics Fund	3,569,138	2,744,599	(6,289)	2,738,310
Energy Fund	6,767,961	2,472,457	(252,373)	2,220,084
Energy Services Fund	5,078,130	—	(966,122)	(966,122)
Financial Services Fund	7,193,416	2,631,368	(20,717)	2,610,651
Health Care Fund	11,138,302	9,235,732	(227,576)	9,008,156
Internet Fund	6,409,376	4,095,844	(25,585)	4,070,259
Leisure Fund	3,861,992	1,669,021	(9,554)	1,659,467
Precious Metals Fund	16,750,038	1,935,833	(58,405)	1,877,428
Real Estate Fund	13,940,359	2,779,001	(80,795)	2,698,206
Retailing Fund	3,794,608	765,595	(100,391)	665,204
Technology Fund	13,636,259	9,664,630	(17,783)	9,646,847
Telecommunications Fund	3,889,385	286,020	(34,035)	251,985
Transportation Fund	1,933,563	1,904,435	(18,064)	1,886,371
Utilities Fund	16,967,344	6,292,256	(577)	6,291,679

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Securities Transactions

For the period ended June 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$3,354,021	$5,499,384
Basic Materials Fund	2,634,747	3,300,980
Biotechnology Fund	9,630,210	11,955,365
Consumer Products Fund	15,997,743	14,599,358
Electronics Fund	6,662,758	6,718,585
Energy Fund	3,610,692	5,339,927
Energy Services Fund	7,211,984	7,068,763
Financial Services Fund	8,371,436	6,934,731
Health Care Fund	18,971,696	22,073,825
Internet Fund	18,664,784	18,598,110
Leisure Fund	8,830,962	8,131,383
Precious Metals Fund	14,074,633	15,549,641
Real Estate Fund	19,011,502	16,822,384
Retailing Fund	3,527,289	6,850,053
Technology Fund	26,586,891	23,943,528
Telecommunications Fund	5,903,605	5,377,621
Transportation Fund	3,573,683	4,553,790
Utilities Fund	17,570,081	15,642,777

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$1,226,763	$1,202,579	$44,503
Basic Materials Fund	674,436	459,839	26,960
Biotechnology Fund	2,447,581	1,309,374	(35,025)
Consumer Products Fund	3,775,956	3,920,075	(80,495)
Electronics Fund	1,686,302	1,969,283	31,452
Energy Fund	1,216,145	938,256	8,761
Energy Services Fund	1,893,335	2,155,910	(119,374)
Financial Services Fund	1,715,881	1,389,409	26,021
Health Care Fund	4,656,068	4,071,834	155,756
Internet Fund	6,006,147	4,637,128	(47,957)
Leisure Fund	1,584,764	3,026,311	276,005
Precious Metals Fund	4,484,397	5,233,159	125,497
Real Estate Fund	3,222,377	2,823,424	(25,281)
Retailing Fund	1,111,495	449,869	8,537
Technology Fund	8,562,786	7,284,550	(7,244)
Telecommunications Fund	1,447,930	1,228,779	(5,767)
Transportation Fund	1,243,282	995,294	144,588
Utilities Fund	1,805,631	4,194,700	23,695

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Note
2.53%			3.13%
Due 07/01/19	$65,103,744	$65,117,470	11/15/28	$55,552,000	$61,111,889
			U.S. Treasury Bills
			0.00%
			09/12/19 - 11/07/19	5,327,500	5,293,935
				60,879,500	66,405,824

Barclays Capital			U.S. Treasury Bond
2.40%			3.63%
Due 07/01/19	16,172,884	16,176,118	02/15/44	13,502,400	16,496,400

Bank of America Merrill Lynch			U.S. Treasury Strip
2.48%			0.00%
Due 07/01/19	16,172,884	16,176,226	02/15/40	27,668,676	16,496,341

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. Gl, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Banking Fund	$29,472	$(29,472)	$—	$30,048		$—	$30,048
Basic Materials Fund	172,496	(172,496)	—	174,761		—	174,761
Biotechnology Fund	206,988	(205,494)	1,494	205,494	*	—	205,494
Electronics Fund	166,430	(166,430)	—	170,574		—	170,574
Energy Fund	31,565	(31,565)	—	32,835		—	32,835
Energy Services Fund	192,655	(192,655)	—	196,862		—	196,862
Financial Services Fund	36,300	(36,300)	—	37,009		—	37,009
Health Care Fund	192,531	(192,531)	—	197,414		—	197,414
Internet Fund	304,354	(304,354)	—	314,435		—	314,435
Leisure Fund	119,939	(119,939)	—	120,299		—	120,299
Precious Metals Fund	424,618	(424,618)	—	443,832		—	443,832
Real Estate Fund	60,799	(60,799)	—	61,846		—	61,846
Retailing Fund	119,029	(119,029)	—	120,689		—	120,689
Technology Fund	361,746	(361,746)	—	370,674		—	370,674
Telecommunications Fund	74,166	(74,166)	—	75,576		—	75,576
Transportation Fund	91,842	(91,842)	—	93,503		—	93,503

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to June 30, 2019, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.50% for the period ended June 30, 2019. On June 30, 2019, the Financial Services Fund and Technology Fund borrowed $76,000 and $1,000, respectively, under this agreement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The average daily balances borrowed for the period ended June 30, 2019, were as follows:

Fund	Average Daily Balance
Banking Fund	$144
Basic Materials Fund	138
Biotechnology Fund	28,503
Consumer Products Fund	873
Electronics Fund	685
Energy Fund	552
Energy Services Fund	243
Financial Services Fund	1,707
Health Care Fund	2,569
Internet Fund	1,448
Leisure Fund	2,055
Precious Metals Fund	260
Real Estate Fund	5,061
Retailing Fund	1,061
Technology Fund	315
Telecommunications Fund	110
Transportation Fund	541
Utilities Fund	3,387

Note 9 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of June 30, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 10 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”), each of whom is not an “interested person,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), attended an in-person meeting held on May 20, 2019 (the “May Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the Advisory Agreement dated March 1, 2012, as amended, between the Trust and Security Investors, LLC (the “Advisor”), pursuant to which the Advisor serves as investment adviser to each series of the Trust (each, a “Fund” and collectively, the “Funds”)(the “Advisory Agreement”). Consistent with its practice, the Board considered information pertaining to the renewal of the Advisory Agreement at an in-person meeting held on April 24, 2019 (the “April Meeting” and, together with the May Meeting, the “Meetings”). After careful consideration, the Board unanimously approved, at the May Meeting, the continuance of the Advisory Agreement for an additional one-year term based on the Board’s review of qualitative and quantitative information provided by the Advisor. In the course of its consideration, the Board deemed the materials provided by the Advisor at, and prior to, the Meetings to be instrumental in the Trustees’ deliberations and their process in considering the continuation of the Advisory Agreement. The Board also considered the review it conducted at each Meeting, as augmented by additional teleconference meetings prior to each Meeting, to be integral to its consideration of the continuation of the Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Advisory Agreement. In addition, the Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the continuation of the Advisory Agreement, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). In addition, at the April Meeting, the Board met with representatives of FUSE Research Network (“FUSE”), the independent third-party service provider engaged to prepare the FUSE reports, to review FUSE’s process and methodology for preparing the FUSE reports presented to the Board for its consideration, including in particular, the process for the selection of peer funds. The Independent Trustees carefully evaluated all of the information provided, met in executive session outside the presence of Fund management, and were advised by independent legal counsel with respect to their deliberations.

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OTHER INFORMATION (Unaudited)(continued)

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts; (d) each Fund’s overall fees and operating expenses compared with those of similar funds, and the existence of or potential for the realization of economies of scale; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources and relationships with third-party service providers, necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve the continuation of the Advisory Agreement for an additional one-year term based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), enterprise and Fund risk management infrastructure and processes, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity program. The Board reviewed the scope of services provided by the Advisor under the Advisory Agreement and noted that there would be no significant differences between the scope of services provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the continuation of the Advisory Agreement would ensure shareholders of the Funds continue to receive high quality services at a cost that is appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. Part of the Board’s review focused on the information presented in the FUSE reports, which provided comparisons of the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s opinion that it found the peer groups compiled by FUSE to be appropriate, but acknowledged the existence of certain key features of the Funds that differentiate them from their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be taken into consideration. With respect to tradability, in particular, the Board considered that non-tradable peer funds incur lower expense ratios than the tradable Funds because the non-tradable peer funds necessarily experience less shareholder activity and lower transaction volumes than the tradable Funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the Advisory Agreement for the last calendar year. In its review, the Board considered the direct revenue and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis, which the Advisor confirmed was unchanged from the previous year. In its evaluation, the Board also considered the effect of the sale of Guggenheim’s ETF business in April 2018 on the Advisor’s and its affiliates’ profitability for the past year. The Board also considered the challenges currently affecting variable product-dedicated funds, including slowed investment in variable insurance products generally. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. In light of the relatively small size of many of the Funds, the current expectation that assets levels are likely to remain the same or decline in the near future due to changes in demand for variable insurance products, and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted among most of the Funds in the complex, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the investor services agreement and investor services plan with respect to the Funds, and under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act with respect to other of the funds in the Funds’ family of funds. In light of the costs of providing services pursuant to the separate agreements, as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, unanimously concluded that the terms of the Advisory Agreement were reasonable, and that approval of the continuation of the Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1998-present); Member of the Audit Committee (1998-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1998-present); Chairman and Member of the Audit Committee (1998-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Former: Epiphany Funds (2) (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present); and Chairwoman (January 2019 - present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present).

Current: Senior Managing Director, Guggenheim Investments (2010-present); Senior Vice President, Security Investors, LLC (2010-present); Vice President, certain other funds in the Fund Complex (2000-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC and Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present).

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	President (2017-present).

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security

Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present).	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present).	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present).	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Margaux Misantone (1978)	AML Officer (2017-present).

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present).

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present).	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present).

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present).

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-Present).

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

134 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 135

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

136 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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6.30.2019

Rydex Variable Trust Funds Semi-Annual Report

Domestic Equity Funds
Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	RVATB1-SEMI-0619x1219

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	20
NASDAQ-100® FUND	27
INVERSE NASDAQ-100® STRATEGY FUND	35
S&P 500® 2x STRATEGY FUND	41
NASDAQ-100® 2x STRATEGY FUND	52
MID-CAP 1.5x STRATEGY FUND	60
INVERSE MID-CAP STRATEGY FUND	70
RUSSELL 2000® 2x STRATEGY FUND	76
RUSSELL 2000® 1.5x STRATEGY FUND	82
INVERSE RUSSELL 2000® STRATEGY FUND	89
DOW 2x STRATEGY FUND	95
INVERSE DOW 2x STRATEGY FUND	102
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	108
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	114
HIGH YIELD STRATEGY FUND	121
U.S. GOVERNMENT MONEY MARKET FUND	128
NOTES TO FINANCIAL STATEMENTS	134
OTHER INFORMATION	151
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	154
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	157

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for 17 of our funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the semi-annual period ended June 30, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,
Security Investors, LLC

July 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. For more on these and other risks, please read the prospectus.

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

June 30, 2019

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) the Fund will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objectives.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2019

U.S. economic growth slowed to an annualized 2.1% in the second quarter from 3.1% in the first quarter. Personal consumption expenditures rebounded sharply, as expected, while government spending contributed an outsized 0.9% to growth, the most since mid-2009. However, negative contributions were seen from housing, business capital expenditures, inventory investment, and net exports. Looking ahead, we expect the economy to grow at a 2.0% pace in the third quarter.

The second quarter gross domestic product release also featured annual revisions to the five prior years of data, which showed that growth peaked in year-over-year terms in the second quarter of 2018, earlier than previously thought. An upwardly revised personal savings rate could give consumption room to run, while downwardly revised and shrinking corporate profits may continue to pressure investment spending and could begin to weigh more heavily on hiring.

With growth in the first half of the year coming in somewhat above potential, the labor market continued to strengthen, albeit at a slower pace than the year before. Net monthly payroll gains averaged 165,000 in the first half of 2019, down from 235,000 in the first half of 2018. This was enough to push the unemployment rate down by 0.2% to 3.7%. While the labor market remains strong, we believe the sharper slowdown in aggregate hours worked—a component of Guggenheim’s U.S. Recession Dashboard—may foreshadow a deterioration in labor market conditions in 2020.

After a weak start to the year, core inflation picked up in the second quarter but remained below the the U.S. Federal Reserve’s (the “Fed”) target at 1.8% annualized. We expect inflation to firm a bit further in the second half of 2019. The Fed is also closely watching inflation expectations, which currently sit below levels the Fed would like to see. After a 14% decline in the fourth quarter of 2018, stocks rebounded as the Fed’s pivot on monetary policy took hold, and the government shutdown was resolved.

Internationally, the European Central Bank kept policy rates constant but modified their forward guidance, noting that rates would remain at or below current levels until mid-2020 at the earliest. They also signaled a high probability of rate cuts and a resumption of asset purchases at the September meeting. In Japan, core inflation weakened in the second quarter to 0.6%, while industrial production and exports remained in contraction from year ago levels.

Although the U.S. economy is in good shape overall, on July 31, 2019, after the period ended, the Fed announced its first rate cut since 2008 amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among these are slowing global growth, the threat of additional U.S.-China tariffs and a possible hard Brexit, the odds of which have increased with the ascendance of Boris Johnson as the U.K. Prime Minister. While a possible U.S. fiscal contraction in 2020 was averted by the recently-signed budget deal, we expect two more Fed rate cuts in 2019, as Chair Jerome Powell seeks to sustain the expansion. In our view, this could serve to embolden the White House to impose new tariffs on China and Europe later this year, which could in turn further cloud the outlook for global growth.

For the six months ended June 30, 2019, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 18.54%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 14.03%. The return of the MSCI Emerging Markets Index* was 10.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.11% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 9.94%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.24% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2019

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2018 and ending June 30, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2018	Ending Account Value June 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.70%	26.52%	$ 1,000.00	$ 1,265.20	$ 9.55
Inverse S&P 500® Strategy Fund	1.85%	(14.96%)	1,000.00	850.40	8.49
NASDAQ-100® Fund	1.74%	20.79%	1,000.00	1,207.90	9.53
Inverse NASDAQ-100® Strategy Fund	1.86%	(17.77%)	1,000.00	822.30	8.40
S&P 500® 2x Strategy Fund	1.84%	36.17%	1,000.00	1,361.70	10.77
NASDAQ-100® 2x Strategy Fund	1.89%	42.68%	1,000.00	1,426.80	11.37
Mid-Cap 1.5x Strategy Fund	1.83%	25.63%	1,000.00	1,256.30	10.24
Inverse Mid-Cap Strategy Fund	1.82%	(14.91%)	1,000.00	850.90	8.35
Russell 2000® 2x Strategy Fund	1.89%	32.14%	1,000.00	1,321.40	10.88
Russell 2000® 1.5x Strategy Fund	1.88%	24.02%	1,000.00	1,240.20	10.44
Inverse Russell 2000® Strategy Fund	1.87%	(14.60%)	1,000.00	854.00	8.60
Dow 2x Strategy Fund	1.88%	28.88%	1,000.00	1,288.80	10.67
Inverse Dow 2x Strategy Fund	1.90%	(24.62%)	1,000.00	753.80	8.26
Government Long Bond 1.2x Strategy Fund	1.43%	13.20%	1,000.00	1,132.00	7.56
Inverse Government Long Bond Strategy Fund	3.81%	(9.64%)	1,000.00	903.60	17.98
High Yield Strategy Fund	1.67%	10.19%	1,000.00	1,101.90	8.70
U.S. Government Money Market Fund	1.45%	0.52%	1,000.00	1,005.20	7.21

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.70%	5.00%	$ 1,000.00	$ 1,016.36	$ 8.50
Inverse S&P 500® Strategy Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
NASDAQ-100® Fund	1.74%	5.00%	1,000.00	1,016.17	8.70
Inverse NASDAQ-100® Strategy Fund	1.86%	5.00%	1,000.00	1,015.57	9.30
S&P 500® 2x Strategy Fund	1.84%	5.00%	1,000.00	1,015.67	9.20
NASDAQ-100® 2x Strategy Fund	1.89%	5.00%	1,000.00	1,015.42	9.44
Mid-Cap 1.5x Strategy Fund	1.83%	5.00%	1,000.00	1,015.72	9.15
Inverse Mid-Cap Strategy Fund	1.82%	5.00%	1,000.00	1,015.77	9.10
Russell 2000® 2x Strategy Fund	1.89%	5.00%	1,000.00	1,015.42	9.44
Russell 2000® 1.5x Strategy Fund	1.88%	5.00%	1,000.00	1,015.47	9.39
Inverse Russell 2000® Strategy Fund	1.87%	5.00%	1,000.00	1,015.52	9.35
Dow 2x Strategy Fund	1.88%	5.00%	1,000.00	1,015.47	9.39
Inverse Dow 2x Strategy Fund	1.90%	5.00%	1,000.00	1,015.37	9.49
Government Long Bond 1.2x Strategy Fund	1.43%	5.00%	1,000.00	1,017.70	7.15
Inverse Government Long Bond Strategy Fund	3.81%	5.00%	1,000.00	1,005.90	18.95
High Yield Strategy Fund	1.67%	5.00%	1,000.00	1,016.51	8.35
U.S. Government Money Market Fund	1.45%	5.00%	1,000.00	1,017.60	7.25

[1]

This ratio represents annualized Net Expenses, which includes interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.81%. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2018 to June 30, 2019.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund - Institutional Class	27.5%
Guggenheim Strategy Fund II	27.5%
Microsoft Corp.	0.6%
Apple, Inc.	0.5%
Amazon.com, Inc.	0.4%
Facebook, Inc. — Class A	0.3%
Berkshire Hathaway, Inc. — Class B	0.2%
Johnson & Johnson	0.2%
JPMorgan Chase & Co.	0.2%
Alphabet, Inc. — Class C	0.2%
Top Ten Total	57.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Nova Fund	26.52%	11.13%	13.18%	19.39%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
NOVA FUND

	Shares	Value

COMMON STOCKS† - 13.7%

Consumer, Non-cyclical - 3.0%
Johnson & Johnson	585	$81,479
Procter & Gamble Co.	553	60,637
Pfizer, Inc.	1,223	52,980
UnitedHealth Group, Inc.	209	50,998
Merck & Company, Inc.	567	47,543
Coca-Cola Co.	845	43,027
PepsiCo, Inc.	308	40,388
Abbott Laboratories	388	32,631
PayPal Holdings, Inc.*	259	29,645
Medtronic plc	295	28,730
Philip Morris International, Inc.	343	26,936
Thermo Fisher Scientific, Inc.	87	25,550
Amgen, Inc.	134	24,694
AbbVie, Inc.	326	23,707
Eli Lilly & Co.	190	21,050
Danaher Corp.	138	19,723
Altria Group, Inc.	412	19,508
Gilead Sciences, Inc.	280	18,917
Mondelez International, Inc. — Class A	317	17,086
Bristol-Myers Squibb Co.	360	16,326
Anthem, Inc.	57	16,086
Automatic Data Processing, Inc.	96	15,872
CVS Health Corp.	286	15,584
Becton Dickinson and Co.	59	14,869
Celgene Corp.*	155	14,328
Stryker Corp.	68	13,979
Colgate-Palmolive Co.	189	13,546
Boston Scientific Corp.*	306	13,152
Intuitive Surgical, Inc.*	25	13,114
Cigna Corp.	83	13,077
S&P Global, Inc.	54	12,301
Zoetis, Inc.	105	11,916
Illumina, Inc.*	32	11,781
Allergan plc	68	11,385
Vertex Pharmaceuticals, Inc.*	56	10,269
Kimberly-Clark Corp.	75	9,996
Biogen, Inc.*	42	9,823
Estee Lauder Companies, Inc. — Class A	48	8,789
Baxter International, Inc.	105	8,599
Edwards Lifesciences Corp.*	46	8,498
HCA Healthcare, Inc.	59	7,975
Humana, Inc.	29	7,694
Sysco Corp.	104	7,355
Constellation Brands, Inc. — Class A	37	7,287
Moody’s Corp.	36	7,031
General Mills, Inc.	132	6,933
Alexion Pharmaceuticals, Inc.*	49	6,418
IQVIA Holdings, Inc.*	35	5,631
Global Payments, Inc.	35	5,604
McKesson Corp.	41	5,510
Monster Beverage Corp.*	86	5,489
Regeneron Pharmaceuticals, Inc.*	17	5,321
Zimmer Biomet Holdings, Inc.	45	5,298
Verisk Analytics, Inc. — Class A	36	5,273
Tyson Foods, Inc. — Class A	65	5,248
IHS Markit Ltd.*	80	5,098
FleetCor Technologies, Inc.*	18	5,055
Archer-Daniels-Midland Co.	123	5,018
IDEXX Laboratories, Inc.*	18	4,956
Corteva, Inc.*	165	4,879
Centene Corp.*	91	4,772
Total System Services, Inc.	36	4,618
Align Technology, Inc.*	16	4,379
Clorox Co.	28	4,287
Cintas Corp.	18	4,271
Kraft Heinz Co.	137	4,253
McCormick & Company, Inc.	27	4,185
Hershey Co.	31	4,155
Church & Dwight Company, Inc.	54	3,945
Kroger Co.	178	3,864
Laboratory Corporation of America Holdings*	22	3,804
ResMed, Inc.	31	3,783
Cooper Companies, Inc.	11	3,706
Equifax, Inc.	27	3,651
Incyte Corp.*	39	3,313
Teleflex, Inc.	10	3,312
Gartner, Inc.*	20	3,219
WellCare Health Plans, Inc.*	11	3,136
Cardinal Health, Inc.	66	3,109
Quest Diagnostics, Inc.	30	3,054
Dentsply Sirona, Inc.	52	3,035
Kellogg Co.	55	2,946
AmerisourceBergen Corp. — Class A	34	2,899
JM Smucker Co.	25	2,880
Conagra Brands, Inc.	107	2,838
Hologic, Inc.*	59	2,833
ABIOMED, Inc.*	10	2,605
Varian Medical Systems, Inc.*	19	2,586
MarketAxess Holdings, Inc.	8	2,571
Hormel Foods Corp.	60	2,432
Universal Health Services, Inc. — Class B	18	2,347
Henry Schein, Inc.*	33	2,307
Molson Coors Brewing Co. — Class B	41	2,296
United Rentals, Inc.*	17	2,255
Avery Dennison Corp.	19	2,198
Mylan N.V.*	114	2,171
Brown-Forman Corp. — Class B	37	2,051
Lamb Weston Holdings, Inc.	32	2,028
Nielsen Holdings plc	78	1,763
Campbell Soup Co.	42	1,683
DaVita, Inc.*	28	1,575
Robert Half International, Inc.	26	1,482
Nektar Therapeutics*	38	1,352
Perrigo Company plc	28	1,333
H&R Block, Inc.	44	1,289
Quanta Services, Inc.	31	1,184
Rollins, Inc.	32	1,148
Coty, Inc. — Class A	66	884
Total Consumer, Non-cyclical		1,183,379

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
NOVA FUND

	Shares	Value

Financial - 2.5%
Berkshire Hathaway, Inc. — Class B*	427	$91,023
JPMorgan Chase & Co.	715	79,937
Visa, Inc. — Class A	383	66,470
Bank of America Corp.	1,948	56,492
Mastercard, Inc. — Class A	198	52,377
Wells Fargo & Co.	891	42,162
Citigroup, Inc.	509	35,645
American Tower Corp. — Class A REIT	97	19,832
American Express Co.	151	18,639
U.S. Bancorp	330	17,292
CME Group, Inc. — Class A	79	15,335
Goldman Sachs Group, Inc.	74	15,140
Chubb Ltd.	100	14,729
PNC Financial Services Group, Inc.	99	13,591
Morgan Stanley	282	12,354
BlackRock, Inc. — Class A	26	12,202
Crown Castle International Corp. REIT	92	11,992
Marsh & McLennan Companies, Inc.	113	11,272
Prologis, Inc. REIT	139	11,134
Simon Property Group, Inc. REIT	68	10,864
Intercontinental Exchange, Inc.	124	10,657
Charles Schwab Corp.	262	10,530
MetLife, Inc.	209	10,381
Progressive Corp.	128	10,231
American International Group, Inc.	192	10,230
Aon plc	53	10,228
Capital One Financial Corp.	102	9,255
Equinix, Inc. REIT	18	9,077
Prudential Financial, Inc.	89	8,989
Aflac, Inc.	164	8,989
Travelers Companies, Inc.	58	8,672
Bank of New York Mellon Corp.	194	8,565
BB&T Corp.	169	8,303
Public Storage REIT	33	7,860
Allstate Corp.	73	7,423
Welltower, Inc. REIT	89	7,256
Equity Residential REIT	82	6,226
SunTrust Banks, Inc.	98	6,159
AvalonBay Communities, Inc. REIT	30	6,095
T. Rowe Price Group, Inc.	52	5,705
SBA Communications Corp. REIT*	25	5,621
Ventas, Inc. REIT	81	5,536
Discover Financial Services	71	5,509
Digital Realty Trust, Inc. REIT	46	5,418
Willis Towers Watson plc	28	5,363
M&T Bank Corp.	30	5,102
Synchrony Financial	139	4,819
Realty Income Corp. REIT	69	4,759
State Street Corp.	82	4,597
Fifth Third Bancorp	160	4,464
Hartford Financial Services Group, Inc.	80	4,458
Weyerhaeuser Co. REIT	164	4,320
Boston Properties, Inc. REIT	33	4,257
Northern Trust Corp.	47	4,230
Ameriprise Financial, Inc.	29	4,210
Essex Property Trust, Inc. REIT	14	4,087
KeyCorp	222	3,941
Citizens Financial Group, Inc.	101	3,571
CBRE Group, Inc. — Class A*	69	3,540
Alexandria Real Estate Equities, Inc. REIT	25	3,527
First Republic Bank	36	3,515
Arthur J Gallagher & Co.	40	3,504
Cincinnati Financial Corp.	33	3,421
HCP, Inc. REIT	105	3,358
Regions Financial Corp.	223	3,332
Principal Financial Group, Inc.	57	3,301
Loews Corp.	59	3,225
Huntington Bancshares, Inc.	231	3,193
Extra Space Storage, Inc. REIT	28	2,971
Host Hotels & Resorts, Inc. REIT	163	2,970
Mid-America Apartment Communities, Inc. REIT	25	2,944
Lincoln National Corp.	44	2,836
UDR, Inc. REIT	61	2,738
Cboe Global Markets, Inc.	25	2,591
Nasdaq, Inc.	26	2,500
Duke Realty Corp. REIT	79	2,497
SVB Financial Group*	11	2,471
Comerica, Inc.	34	2,470
Regency Centers Corp. REIT	37	2,469
Vornado Realty Trust REIT	38	2,436
E*TRADE Financial Corp.	54	2,408
Raymond James Financial, Inc.	28	2,367
Franklin Resources, Inc.	65	2,262
Everest Re Group Ltd.	9	2,225
Federal Realty Investment Trust REIT	16	2,060
Iron Mountain, Inc. REIT	63	1,972
Torchmark Corp.	22	1,968
Western Union Co.	95	1,890
Zions Bancorp North America	40	1,839
Invesco Ltd.	87	1,780
Kimco Realty Corp. REIT	93	1,719
Apartment Investment & Management Co. — Class A REIT	32	1,604
Unum Group	47	1,577
Assurant, Inc.	14	1,489
People’s United Financial, Inc.	87	1,460
SL Green Realty Corp. REIT	18	1,447
Alliance Data Systems Corp.	10	1,401
Jefferies Financial Group, Inc.	56	1,077
Affiliated Managers Group, Inc.	11	1,013
Macerich Co. REIT	23	770
Total Financial		963,712

Technology - 2.3%
Microsoft Corp.	1,688	226,124
Apple, Inc.	963	190,597
Intel Corp.	986	47,200
Adobe, Inc.*	107	31,527
Oracle Corp.	535	30,479
International Business Machines Corp.	195	26,890
Accenture plc — Class A	141	26,053

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
NOVA FUND

	Shares	Value

salesforce.com, Inc.*	170	$25,794
Broadcom, Inc.	87	25,044
Texas Instruments, Inc.	207	23,755
NVIDIA Corp.	134	22,007
QUALCOMM, Inc.	267	20,311
Intuit, Inc.	57	14,896
Micron Technology, Inc.*	244	9,416
Applied Materials, Inc.	206	9,251
Analog Devices, Inc.	81	9,143
Fidelity National Information Services, Inc.	71	8,710
Activision Blizzard, Inc.	168	7,930
Cognizant Technology Solutions Corp. — Class A	125	7,924
Fiserv, Inc.*	86	7,840
Autodesk, Inc.*	48	7,819
Red Hat, Inc.*	39	7,323
HP, Inc.	331	6,881
Xilinx, Inc.	56	6,604
Electronic Arts, Inc.*	65	6,582
Lam Research Corp.	33	6,199
Advanced Micro Devices, Inc.*	195	5,922
Paychex, Inc.	70	5,760
Cerner Corp.	72	5,278
Microchip Technology, Inc.[1]	52	4,508
Hewlett Packard Enterprise Co.	295	4,410
Cadence Design Systems, Inc.*	61	4,319
MSCI, Inc. — Class A	18	4,298
KLA-Tencor Corp.	36	4,255
Synopsys, Inc.*	33	4,247
ANSYS, Inc.*	18	3,687
Maxim Integrated Products, Inc.	60	3,589
NetApp, Inc.	54	3,332
Broadridge Financial Solutions, Inc.	26	3,320
DXC Technology Co.	59	3,254
Western Digital Corp.	65	3,091
Skyworks Solutions, Inc.	38	2,936
Akamai Technologies, Inc.*	36	2,885
Take-Two Interactive Software, Inc.*	25	2,838
Citrix Systems, Inc.	27	2,650
Seagate Technology plc	55	2,592
Fortinet, Inc.*	32	2,458
Jack Henry & Associates, Inc.	16	2,143
Qorvo, Inc.*	26	1,732
Xerox Corp.	43	1,522
IPG Photonics Corp.*	8	1,234
Total Technology		898,559

Communications - 2.1%
Amazon.com, Inc.*	91	172,320
Facebook, Inc. — Class A*	529	102,097
Alphabet, Inc. — Class C*	67	72,421
Alphabet, Inc. — Class A*	66	71,465
AT&T, Inc.	1,607	53,851
Walt Disney Co.	385	53,761
Verizon Communications, Inc.	911	52,046
Cisco Systems, Inc.	943	51,610
Comcast Corp. — Class A	998	42,195
Netflix, Inc.*	96	35,263
Booking Holdings, Inc.*	10	18,747
Charter Communications, Inc. — Class A*	38	15,017
eBay, Inc.	180	7,110
Motorola Solutions, Inc.	36	6,002
Corning, Inc.	173	5,749
Twitter, Inc.*	161	5,619
VeriSign, Inc.*	23	4,811
Omnicom Group, Inc.	48	3,934
CBS Corp. — Class B	78	3,892
Expedia Group, Inc.	26	3,459
Symantec Corp.	136	2,959
Fox Corp. — Class A	78	2,858
Arista Networks, Inc.*	11	2,856
CenturyLink, Inc.	211	2,481
Viacom, Inc. — Class B	78	2,330
Discovery, Inc. — Class C*	79	2,248
Juniper Networks, Inc.	76	2,024
DISH Network Corp. — Class A*	51	1,959
Interpublic Group of Companies, Inc.	85	1,920
F5 Networks, Inc.*	13	1,893
Fox Corp. — Class B	36	1,315
News Corp. — Class A	85	1,147
Discovery, Inc. — Class A*	35	1,074
TripAdvisor, Inc.*	23	1,064
News Corp. — Class B	27	377
Total Communications		809,874

Industrial - 1.3%
Boeing Co.	115	41,861
Honeywell International, Inc.	160	27,934
Union Pacific Corp.	156	26,381
United Technologies Corp.	179	23,306
3M Co.	127	22,014
General Electric Co.	1,921	20,171
Lockheed Martin Corp.	54	19,631
Caterpillar, Inc.	126	17,173
United Parcel Service, Inc. — Class B	153	15,800
CSX Corp.	169	13,076
Northrop Grumman Corp.	37	11,955
Norfolk Southern Corp.	59	11,760
Deere & Co.	70	11,600
General Dynamics Corp.	59	10,727
Raytheon Co.	61	10,607
Illinois Tool Works, Inc.	66	9,953
Waste Management, Inc.	86	9,922
Emerson Electric Co.	135	9,007
FedEx Corp.	53	8,702
Roper Technologies, Inc.	23	8,424
Eaton Corporation plc	93	7,745
Johnson Controls International plc	175	7,229
TE Connectivity Ltd.	74	7,088
Ingersoll-Rand plc	53	6,714
Amphenol Corp. — Class A	66	6,332
TransDigm Group, Inc.*	11	5,322
Cummins, Inc.	31	5,311
Fortive Corp.	65	5,299

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
NOVA FUND

	Shares	Value

Agilent Technologies, Inc.	70	$5,227
Ball Corp.	73	5,109
Harris Corp.	26	4,917
Stanley Black & Decker, Inc.	33	4,772
Parker-Hannifin Corp.	28	4,760
AMETEK, Inc.	50	4,542
Rockwell Automation, Inc.	26	4,260
Mettler-Toledo International, Inc.*	5	4,200
L3 Technologies, Inc.	17	4,168
Amcor plc*	358	4,113
Republic Services, Inc. — Class A	47	4,072
Vulcan Materials Co.	29	3,982
Keysight Technologies, Inc.*	41	3,682
Xylem, Inc.	40	3,346
Waters Corp.*	15	3,229
Dover Corp.	32	3,206
Martin Marietta Materials, Inc.	13	2,991
Expeditors International of Washington, Inc.	38	2,883
Textron, Inc.	51	2,705
Kansas City Southern	22	2,680
Wabtec Corp.	36	2,583
Masco Corp.	65	2,551
CH Robinson Worldwide, Inc.	30	2,531
Allegion plc	21	2,321
PerkinElmer, Inc.	24	2,312
Arconic, Inc.	88	2,272
Garmin Ltd.	27	2,155
Jacobs Engineering Group, Inc.	25	2,110
Westrock Co.	56	2,042
Huntington Ingalls Industries, Inc.	9	2,023
Packaging Corporation of America	21	2,002
Snap-on, Inc.	12	1,988
Fortune Brands Home & Security, Inc.	31	1,771
J.B. Hunt Transport Services, Inc.	18	1,645
FLIR Systems, Inc.	29	1,569
Flowserve Corp.	28	1,475
AO Smith Corp.	31	1,462
Sealed Air Corp.	34	1,455
Pentair plc	35	1,302
Total Industrial		497,457

Consumer, Cyclical - 1.1%
Home Depot, Inc.	242	50,329
McDonald’s Corp.	168	34,887
Walmart, Inc.	308	34,031
Costco Wholesale Corp.	96	25,369
NIKE, Inc. — Class B	277	23,254
Starbucks Corp.	267	22,383
Lowe’s Companies, Inc.	172	17,356
TJX Companies, Inc.	267	14,119
General Motors Co.	291	11,212
Target Corp.	113	9,787
Walgreens Boots Alliance, Inc.	171	9,349
Ford Motor Co.	862	8,819
Marriott International, Inc. — Class A	61	8,558
Ross Stores, Inc.	81	8,029
Dollar General Corp.	57	7,704
Delta Air Lines, Inc.	131	7,434
Yum! Brands, Inc.	67	7,415
O’Reilly Automotive, Inc.*	17	6,278
Hilton Worldwide Holdings, Inc.	64	6,255
VF Corp.	71	6,202
Dollar Tree, Inc.*	52	5,584
AutoZone, Inc.*	5	5,497
Southwest Airlines Co.	108	5,484
PACCAR, Inc.	76	5,446
Royal Caribbean Cruises Ltd.	38	4,606
Aptiv plc	56	4,526
United Continental Holdings, Inc.*	49	4,290
Ulta Beauty, Inc.*	12	4,163
Fastenal Co.	126	4,106
Carnival Corp.	88	4,096
Chipotle Mexican Grill, Inc. — Class A*	5	3,664
Best Buy Company, Inc.	51	3,556
Genuine Parts Co.	32	3,314
Copart, Inc.*	44	3,289
Darden Restaurants, Inc.	27	3,287
CarMax, Inc.*	37	3,213
MGM Resorts International	112	3,200
DR Horton, Inc.	74	3,191
Lennar Corp. — Class A	63	3,053
Tractor Supply Co.	27	2,938
American Airlines Group, Inc.	87	2,837
Hasbro, Inc.	26	2,748
WW Grainger, Inc.	10	2,682
Wynn Resorts Ltd.	21	2,604
Norwegian Cruise Line Holdings Ltd.*	47	2,521
Advance Auto Parts, Inc.	15	2,312
Tiffany & Co.	24	2,247
Tapestry, Inc.	64	2,031
Whirlpool Corp.	14	1,993
Mohawk Industries, Inc.*	13	1,917
BorgWarner, Inc.	45	1,889
LKQ Corp.*	69	1,836
PulteGroup, Inc.	56	1,771
Alaska Air Group, Inc.	27	1,726
Kohl’s Corp.	36	1,712
PVH Corp.	16	1,514
Macy’s, Inc.	68	1,459
Hanesbrands, Inc.	80	1,378
Newell Brands, Inc.	85	1,311
L Brands, Inc.	50	1,305
Harley-Davidson, Inc.	35	1,254
Ralph Lauren Corp. — Class A	11	1,250
Leggett & Platt, Inc.	29	1,113
Capri Holdings Ltd.*	32	1,110
Foot Locker, Inc.	25	1,048
Under Armour, Inc. — Class A*	41	1,039
Under Armour, Inc. — Class C*	42	932
Gap, Inc.	47	845
Nordstrom, Inc.[1]	23	733
Total Consumer, Cyclical		448,390

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
NOVA FUND

	Shares	Value

Energy - 0.7%
Exxon Mobil Corp.	932	$71,419
Chevron Corp.	419	52,140
ConocoPhillips	249	15,189
Schlumberger Ltd.	305	12,121
EOG Resources, Inc.	128	11,924
Kinder Morgan, Inc.	429	8,957
Phillips 66	92	8,606
Occidental Petroleum Corp.	165	8,296
Marathon Petroleum Corp.	146	8,159
Valero Energy Corp.	92	7,876
Anadarko Petroleum Corp.	111	7,832
Williams Companies, Inc.	266	7,459
ONEOK, Inc.	91	6,262
Pioneer Natural Resources Co.	37	5,693
Concho Resources, Inc.	44	4,540
Halliburton Co.	193	4,389
Diamondback Energy, Inc.	34	3,705
Hess Corp.	56	3,560
Baker Hughes a GE Co.	113	2,783
Devon Energy Corp.	91	2,595
Marathon Oil Corp.	180	2,558
TechnipFMC plc	93	2,412
Apache Corp.	83	2,405
Noble Energy, Inc.	105	2,352
Cabot Oil & Gas Corp. — Class A	93	2,135
National Oilwell Varco, Inc.	85	1,890
HollyFrontier Corp.	35	1,620
Cimarex Energy Co.	22	1,305
Helmerich & Payne, Inc.	24	1,215
Total Energy		271,397

Utilities - 0.4%
NextEra Energy, Inc.	106	21,715
Duke Energy Corp.	160	14,118
Dominion Energy, Inc.	177	13,686
Southern Co.	229	12,659
Exelon Corp.	213	10,211
American Electric Power Company, Inc.	109	9,593
Sempra Energy	60	8,247
Xcel Energy, Inc.	113	6,722
Public Service Enterprise Group, Inc.	111	6,529
Consolidated Edison, Inc.	72	6,313
WEC Energy Group, Inc.	69	5,753
Eversource Energy	71	5,379
DTE Energy Co.	40	5,115
PPL Corp.	159	4,931
Edison International	72	4,854
FirstEnergy Corp.	111	4,752
American Water Works Company, Inc.	40	4,640
Entergy Corp.	42	4,323
Ameren Corp.	54	4,056
CMS Energy Corp.	63	3,648
Evergy, Inc.	54	3,248
CenterPoint Energy, Inc.	110	3,149
Atmos Energy Corp.	25	2,639
Alliant Energy Corp.	52	2,552
AES Corp.	146	2,447
NiSource, Inc.	82	2,362
Pinnacle West Capital Corp.	24	2,258
NRG Energy, Inc.	59	2,072
Total Utilities		177,971

Basic Materials - 0.3%
Linde plc	119	23,895
DuPont de Nemours, Inc.	165	12,387
Ecolab, Inc.	56	11,057
Air Products & Chemicals, Inc.	48	10,866
Sherwin-Williams Co.	18	8,249
Dow, Inc.	165	8,136
Newmont Goldcorp Corp.	181	6,963
PPG Industries, Inc.	52	6,069
LyondellBasell Industries N.V. — Class A	67	5,771
International Paper Co.	87	3,769
Freeport-McMoRan, Inc.	319	3,703
Nucor Corp.	67	3,692
International Flavors & Fragrances, Inc.[1]	22	3,192
Celanese Corp. — Class A	27	2,911
FMC Corp.	29	2,405
Eastman Chemical Co.	30	2,335
CF Industries Holdings, Inc.	49	2,289
Mosaic Co.	78	1,952
Albemarle Corp.	23	1,619
Total Basic Materials		121,260

Total Common Stocks
(Cost $5,094,011)		5,371,999

MUTUAL FUNDS† - 55.0%
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	1,081,314	10,769,888
Guggenheim Strategy Fund II2	433,677	10,763,861
Total Mutual Funds
(Cost $21,525,359)		21,533,749

	Face Amount

U.S. TREASURY BILLS†† - 2.5%
U.S. Treasury Bills
2.12% due 08/01/19[3,4]	$700,000	698,788
2.11% due 07/16/19[4,5]	178,000	177,848
1.90% due 08/01/19[3,4]	100,000	99,827
Total U.S. Treasury Bills
(Cost $976,324)		976,463

FEDERAL AGENCY NOTES†† - 1.3%
Federal Home Loan Bank
2.44% (3 Month USD LIBOR - 0.16%, Rate Floor: 0.00%) due 07/05/19[6]	500,000	500,008
Total Federal Agency Notes
(Cost $500,010)		500,008

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
NOVA FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,7 - 26.5%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[3]	$6,931,433	$6,931,433
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[3]	1,721,886	1,721,886
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[3]	1,721,886	1,721,886
Total Repurchase Agreements
(Cost $10,375,205)		10,375,205

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[9]	5,847	$5,847
Total Securities Lending Collateral
(Cost $5,847)		5,847

Total Investments - 99.0%
(Cost $38,476,756)		$38,763,271
Other Assets & Liabilities, net - 1.0%		374,475
Total Net Assets - 100.0%		$39,137,746

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	27	Sep 2019	$3,973,388	$80,461

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	2.82%	At Maturity	07/29/19	10,826	$31,847,668	$285,014
Barclays Bank plc	S&P 500 Index	2.82%	At Maturity	07/31/19	2,986	8,784,713	83,554
BNP Paribas	S&P 500 Index	2.85%	At Maturity	07/29/19	2,972	8,743,338	83,161
						$49,375,719	$451,729

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[6]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,371,999	$—	$—	$5,371,999
Mutual Funds	21,533,749	—	—	21,533,749
U.S. Treasury Bills	—	976,463	—	976,463
Federal Agency Notes	—	500,008	—	500,008
Repurchase Agreements	—	10,375,205	—	10,375,205
Securities Lending Collateral	5,847	—	—	5,847
Equity Futures Contracts**	80,461	—	—	80,461
Equity Index Swap Agreements**	—	451,729	—	451,729
Total Assets	$26,992,056	$12,303,405	$—	$39,295,461

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,405,341	$6,660,402	$(6,300,000)	$(20,046)	$18,164	$10,763,861	433,677	$111,256
Guggenheim Ultra Short Duration Fund - Institutional Class	6,167,022	8,606,438	(4,000,000)	3,665	(7,237)	10,769,888	1,081,314	107,087
	$16,572,363	$15,266,840	$(10,300,000)	$(16,381)	$10,927	$21,533,749		$218,343

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value - including $5,735 of securities loaned (cost $6,576,192)	$6,854,317
Investments in affiliated issuers, at value (cost $21,525,359)	21,533,749
Repurchase agreements, at value (cost $10,375,205)	10,375,205
Cash	18
Segregated cash with broker	44,179
Unrealized appreciation on OTC swap agreements	451,729
Receivables:
Dividends	47,957
Variation margin on futures contracts	16,673
Interest	5,104
Fund shares sold	14
Total assets	39,328,945

Liabilities:
Payable for:
Securities purchased	48,266
Fund shares redeemed	41,292
Professional fees	25,644
Management fees	16,810
Printing fees	16,403
Transfer agent and administrative fees	6,225
Investor service fees	6,225
Return of securities lending collateral	5,847
Portfolio accounting fees	2,490
Swap settlement	945
Trustees’ fees*	644
Miscellaneous	20,408
Total liabilities	191,199
Commitments and contingent liabilities (Note 13)	—
Net assets	$39,137,746

Net assets consist of:
Paid in capital	$34,836,433
Total distributable earnings (loss)	4,301,313
Net assets	$39,137,746
Capital shares outstanding	327,175
Net asset value per share	$119.62

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$126,597
Dividends from securities of affiliated issuers	218,343
Interest	86,676
Income from securities lending, net	484
Total investment income	432,100

Expenses:
Management fees	132,175
Investor service fees	44,058
Transfer agent and administrative fees	44,058
Professional fees	22,540
Portfolio accounting fees	17,623
Trustees’ fees*	4,180
Custodian fees	3,938
Line of credit fees	96
Miscellaneous	40,500
Total expenses	309,168
Less:
Expenses waived by Adviser	(9,918)
Net expenses	299,250
Net investment income	132,850

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,596,866
Investments in affiliated issuers	(16,381)
Swap agreements	3,743,614
Futures contracts	865,945
Net realized gain	6,190,044
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(435,361)
Investments in affiliated issuers	10,927
Swap agreements	212,356
Futures contracts	78,419
Net change in unrealized appreciation (depreciation)	(133,659)
Net realized and unrealized gain	6,056,385
Net increase in net assets resulting from operations	$6,189,235

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$132,850	$298,103
Net realized gain (loss) on investments	6,190,044	(2,443,077)
Net change in unrealized appreciation (depreciation) on investments	(133,659)	(1,266,035)
Net increase (decrease) in net assets resulting from operations	6,189,235	(3,411,009)

Distributions to shareholders	—	(2,952,794)

Capital share transactions:
Proceeds from sale of shares	73,770,411	272,253,605
Distributions reinvested	—	2,952,794
Cost of shares redeemed	(73,131,043)	(288,258,460)
Net increase (decrease) from capital share transactions	639,368	(13,052,061)
Net increase (decrease) in net assets	6,828,603	(19,415,864)

Net assets:
Beginning of period	32,309,143	51,725,007
End of period	$39,137,746	$32,309,143

Capital share activity:
Shares sold	662,579	2,415,472
Shares issued from reinvestment of distributions	—	26,030
Shares redeemed	(677,104)	(2,557,565)
Net decrease in shares	(14,525)	(116,063)

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Year Ended December 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$94.55	$113.00	$89.58	$77.42	$77.97	$65.81
Income (loss) from investment operations:
Net investment income (loss)[b]	.42	.83	.22	.06	(.12)	(.02)
Net gain (loss) on investments (realized and unrealized)	24.65	(11.15)	27.62	12.10	(.43)	12.25
Total from investment operations	25.07	(10.32)	27.84	12.16	(.55)	12.23
Less distributions from:
Net investment income	—	(.21)	(.05)	—	—	(.07)
Net realized gains	—	(7.92)	(4.37)	—	—	—
Total distributions	—	(8.13)	(4.42)	—	—	(.07)
Net asset value, end of period	$119.62	$94.55	$113.00	$89.58	$77.42	$77.97

Total Return[c]	26.52%	(10.32%)	31.78%	15.72%	(0.72%)	18.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,138	$32,309	$51,725	$38,768	$30,483	$38,983
Ratios to average net assets:
Net investment income (loss)	0.75%	0.73%	0.22%	0.04%	(0.15%)	(0.03%)
Total expenses[d]	1.75%	1.62%	1.61%	1.56%	1.51%	1.59%
Net expenses[e]	1.70%	1.61%	1.61%	1.56%	1.51%	1.59%
Portfolio turnover rate	148%	604%	412%	636%	342%	694%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Share split — Per share amounts for the periods through December 31, 2016, have been restated to reflect a 2:1 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.6%
Guggenheim Ultra Short Duration Fund - Institutional Class	27.9%
Total	57.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	(14.96%)	(8.99%)	(10.61%)	(15.14%)
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 57.5%
Guggenheim Strategy Fund II1	28,384	$704,479
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	66,780	665,131
Total Mutual Funds
(Cost $1,366,086)		1,369,610

	Face Amount

FEDERAL AGENCY NOTES†† - 8.4%
Farmer Mac
2.48% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$100,000	100,000
1.55% due 07/03/19	100,000	99,996
Total Federal Agency Notes
(Cost $199,994)		199,996

FEDERAL AGENCY DISCOUNT NOTES†† - 4.2%
Federal Home Loan Bank
2.22% due 07/02/19[3]	100,000	99,994
Total Federal Agency Discount Notes
(Cost $99,994)		99,994

U.S. TREASURY BILLS†† - 2.7%
U.S. Treasury Bills
2.12% due 08/01/19[3]	50,000	49,913
2.11% due 07/16/19[3,4]	13,000	12,989
Total U.S. Treasury Bills
(Cost $62,892)		62,902

REPURCHASE AGREEMENTS††,5 - 27.3%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[6]	433,676	433,676
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[6]	107,733	107,733
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[6]	107,732	107,732
Total Repurchase Agreements
(Cost $649,141)		649,141

Total Investments - 100.1%
(Cost $2,378,107)		$2,381,643
Other Assets & Liabilities, net - (0.1)%		(1,366)
Total Net Assets - 100.0%		$2,380,277

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	2	Sep 2019	$294,325	$(4,858)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P 500 Index	(2.35%)	At Maturity	07/29/19	108	$318,871	$(3,033)
Barclays Bank plc	S&P 500 Index	(2.67%)	At Maturity	07/31/19	203	597,720	(5,685)
Goldman Sachs International	S&P 500 Index	(2.72%)	At Maturity	07/29/19	409	1,201,840	(11,431)
						$2,118,431	$(20,149)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,369,610	$—	$—	$1,369,610
Federal Agency Notes	—	199,996	—	199,996
Federal Agency Discount Notes	—	99,994	—	99,994
U.S. Treasury Bills	—	62,902	—	62,902
Repurchase Agreements	—	649,141	—	649,141
Total Assets	$1,369,610	$1,012,033	$—	$2,381,643

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$4,858	$—	$—	$4,858
Equity Index Swap Agreements**	—	20,149	—	20,149
Total Liabilities	$4,858	$20,149	$—	$25,007

**	This derivative is reported as unrealized appreciation/depreciation at period end.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,299,238	$265,739	$(860,000)	$(2,735)	$2,237	$704,479	28,384	$15,887
Guggenheim Ultra Short Duration Fund - Institutional Class	1,185,822	428,663	(950,000)	(1,809)	2,455	665,131	66,780	13,788
	$2,485,060	$694,402	$(1,810,000)	$(4,544)	$4,692	$1,369,610		$29,675

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $362,880)	$362,892
Investments in affiliated issuers, at value (cost $1,366,086)	1,369,610
Repurchase agreements, at value (cost $649,141)	649,141
Segregated cash with broker	275
Receivables:
Fund shares sold	107,801
Dividends	4,541
Interest	1,115
Swap settlement	33
Total assets	2,495,408

Liabilities:
Unrealized depreciation on OTC swap agreements	20,149
Payable for:
Fund shares redeemed	78,697
Securities purchased	4,540
Management fees	1,758
Variation margin on futures contracts	1,235
Transfer agent and administrative fees	540
Investor service fees	540
Portfolio accounting fees	216
Trustees’ fees*	77
Miscellaneous	7,379
Total liabilities	115,131
Commitments and contingent liabilities (Note 13)	—
Net assets	$2,380,277

Net assets consist of:
Paid in capital	$16,911,189
Total distributable earnings (loss)	(14,530,912)
Net assets	$2,380,277
Capital shares outstanding	38,684
Net asset value per share	$61.53

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$29,675
Interest	25,167
Total investment income	54,842

Expenses:
Management fees	18,636
Investor service fees	5,177
Transfer agent and administrative fees	5,177
Professional fees	3,172
Portfolio accounting fees	2,071
Trustees’ fees*	556
Custodian fees	414
Miscellaneous	4,328
Total expenses	39,531
Less:
Expenses waived by Adviser	(1,317)
Net expenses	38,214
Net investment income	16,628

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7
Investments in affiliated issuers	(4,544)
Swap agreements	(659,711)
Futures contracts	(28,259)
Net realized loss	(692,507)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	59
Investments in affiliated issuers	4,692
Swap agreements	23,746
Futures contracts	(4,104)
Net change in unrealized appreciation (depreciation)	24,393
Net realized and unrealized loss	(668,114)
Net decrease in net assets resulting from operations	$(651,486)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,628	$20,030
Net realized gain (loss) on investments	(692,507)	155,669
Net change in unrealized appreciation (depreciation) on investments	24,393	(68,480)
Net increase (decrease) in net assets resulting from operations	(651,486)	107,219

Capital share transactions:
Proceeds from sale of shares	44,443,944	78,535,789
Cost of shares redeemed	(45,825,243)	(76,802,880)
Net increase (decrease) from capital share transactions	(1,381,299)	1,732,909
Net increase (decrease) in net assets	(2,032,785)	1,840,128

Net assets:
Beginning of period	4,413,062	2,572,934
End of period	$2,380,277	$4,413,062

Capital share activity:
Shares sold	675,708	1,168,828
Shares redeemed	(698,016)	(1,144,802)
Net increase (decrease) in shares	(22,308)	24,026

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Year Ended December 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$72.35	$69.60	$84.21	$95.71	$100.13	$117.09
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.41	(.11)	(.11)	(1.32)	(1.62)
Net gain (loss) on investments (realized and unrealized)	(11.08)	2.34	(14.50)	(11.39)	(3.10)	(15.34)
Total from investment operations	(10.82)	2.75	(14.61)	(11.50)	(4.42)	(16.96)
Net asset value, end of period	$61.53	$72.35	$69.60	$84.21	$95.71	$100.13

Total Return[c]	(14.96%)	3.95%	(17.35%)	(12.01%)	(4.43%)	(14.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,380	$4,413	$2,573	$4,584	$9,497	$4,456
Ratios to average net assets:
Net investment income (loss)	0.80%	0.61%	(0.15%)	(0.69%)	(1.38%)	(1.46%)
Total expenses[d]	1.91%	1.77%	1.76%	1.71%	1.66%	1.72%
Net expenses[e]	1.85%	1.76%	1.76%	1.71%	1.66%	1.72%
Portfolio turnover rate	32%	540%	100%	311%	137%	398%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.6%
Guggenheim Ultra Short Duration Fund - Institutional Class	28.5%
Microsoft Corp.	3.8%
Amazon.com, Inc.	3.4%
Apple, Inc.	3.3%
Facebook, Inc. — Class A	1.7%
Alphabet, Inc. — Class C	1.4%
Alphabet, Inc. — Class A	1.2%
Cisco Systems, Inc.	1.0%
Intel Corp.	0.9%
Top Ten Total	74.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
NASDAQ-100® Fund	20.79%	8.00%	14.39%	17.47%
NASDAQ-100 Index	21.85%	10.16%	16.14%	19.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 33.6%

Technology - 13.5%
Microsoft Corp.	21,090	$2,825,217
Apple, Inc.	12,662	2,506,063
Intel Corp.	13,674	654,574
Adobe, Inc.*	1,491	439,323
Broadcom, Inc.	1,209	348,023
Texas Instruments, Inc.	2,865	328,787
NVIDIA Corp.	1,860	305,468
QUALCOMM, Inc.	3,714	282,524
Intuit, Inc.	792	206,973
Micron Technology, Inc.*	3,380	130,434
Applied Materials, Inc.	2,859	128,398
Analog Devices, Inc.	1,129	127,430
Activision Blizzard, Inc.	2,340	110,448
Cognizant Technology Solutions Corp. — Class A	1,739	110,235
Autodesk, Inc.*	672	109,469
Fiserv, Inc.*	1,199	109,301
Workday, Inc. — Class A*	495	101,762
Advanced Micro Devices, Inc.*	3,304	100,343
NXP Semiconductor N.V.	1,004	98,000
Electronic Arts, Inc.*	908	91,944
Xilinx, Inc.	775	91,388
Paychex, Inc.	1,098	90,355
Lam Research Corp.	458	86,031
Cerner Corp.	994	72,860
Microchip Technology, Inc.[1]	727	63,031
Cadence Design Systems, Inc.*	858	60,755
Synopsys, Inc.*	458	58,940
KLA-Tencor Corp.	494	58,391
NetEase, Inc. ADR	223	57,037
Check Point Software Technologies Ltd.*	465	53,759
Maxim Integrated Products, Inc.	832	49,770
ASML Holding N.V. — Class G	224	46,576
NetApp, Inc.	754	46,522
Western Digital Corp.	895	42,557
Skyworks Solutions, Inc.	527	40,721
Citrix Systems, Inc.	402	39,452
Take-Two Interactive Software, Inc.*	344	39,054
Total Technology		10,111,915

Communications - 12.2%
Amazon.com, Inc.*	1,355	2,565,869
Facebook, Inc. — Class A*	6,674	1,288,082
Alphabet, Inc. — Class C*	966	1,044,159
Alphabet, Inc. — Class A*	847	917,132
Cisco Systems, Inc.	13,075	715,595
Comcast Corp. — Class A	13,834	584,901
Netflix, Inc.*	1,335	490,372
Charter Communications, Inc. — Class A*	682	269,513
Booking Holdings, Inc.*	132	247,462
T-Mobile US, Inc.*	2,610	193,505
eBay, Inc.	2,662	105,149
Baidu, Inc. ADR*	851	99,873
MercadoLibre, Inc.*	151	92,377
JD.com, Inc. ADR*	2,826	85,600
Sirius XM Holdings, Inc.[1]	14,072	78,522
VeriSign, Inc.*	364	76,134
Expedia Group, Inc.	415	55,207
Ctrip.com International Ltd. ADR*	1,487	54,885
Liberty Global plc — Class C*	1,591	42,209
Symantec Corp.	1,888	41,083
Fox Corp. — Class A	1,054	38,619
Fox Corp. — Class B	802	29,297
Liberty Global plc — Class A*	627	16,923
Total Communications		9,132,468

Consumer, Non-cyclical - 5.0%
PepsiCo, Inc.	4,282	561,499
PayPal Holdings, Inc.*	3,588	410,682
Amgen, Inc.	1,863	343,314
Gilead Sciences, Inc.	3,884	262,403
Mondelez International, Inc. — Class A	4,399	237,106
Automatic Data Processing, Inc.	1,329	219,724
Celgene Corp.*	2,155	199,208
Intuitive Surgical, Inc.*	353	185,166
Illumina, Inc.*	450	165,667
Vertex Pharmaceuticals, Inc.*	782	143,403
Biogen, Inc.*	593	138,685
Kraft Heinz Co.	3,725	115,624
Monster Beverage Corp.*	1,660	105,958
Regeneron Pharmaceuticals, Inc.*	329	102,977
Alexion Pharmaceuticals, Inc.*	685	89,721
Cintas Corp.	320	75,933
Verisk Analytics, Inc. — Class A	500	73,230
IDEXX Laboratories, Inc.*	263	72,412
Align Technology, Inc.*	244	66,783
Incyte Corp.*	655	55,649
BioMarin Pharmaceutical, Inc.*	547	46,851
Henry Schein, Inc.*	455	31,804
Mylan N.V.*	1,574	29,969
Total Consumer, Non-cyclical		3,733,768

Consumer, Cyclical - 2.4%
Costco Wholesale Corp.	1,344	355,165
Starbucks Corp.	3,699	310,087
Walgreens Boots Alliance, Inc.	2,792	152,639
Marriott International, Inc. — Class A	1,017	142,675
Tesla, Inc.*,1	542	121,115
Ross Stores, Inc.	1,122	111,213
O’Reilly Automotive, Inc.*	239	88,267
Dollar Tree, Inc.*	726	77,965
PACCAR, Inc.	1,058	75,816
United Continental Holdings, Inc.*	805	70,478
Lululemon Athletica, Inc.*	375	67,579
Ulta Beauty, Inc.*	179	62,093
Fastenal Co.	1,749	57,000
American Airlines Group, Inc.	1,359	44,317
Wynn Resorts Ltd.	329	40,793
Hasbro, Inc.	385	40,687
Total Consumer, Cyclical		1,817,889

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
NASDAQ-100® FUND

	Shares	Value

Industrial - 0.3%
CSX Corp.	2,472	$191,259
J.B. Hunt Transport Services, Inc.	332	30,348
Total Industrial		221,607

Utilities - 0.1%
Xcel Energy, Inc.	1,572	93,518

Financial - 0.1%
Willis Towers Watson plc	395	75,658

Total Common Stocks
(Cost $9,378,013)		25,186,823

MUTUAL FUNDS† - 58.1%
Guggenheim Strategy Fund II2	895,609	22,229,016
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	2,147,933	21,393,414
Total Mutual Funds
(Cost $43,775,706)		43,622,430

	Face Amount

U.S. TREASURY BILLS†† - 1.9%
U.S. Treasury Bills
2.11% due 07/16/19[3,4]	$857,000	856,268
2.12% due 08/01/19[4,5]	575,000	574,005
Total U.S. Treasury Bills
(Cost $1,430,109)		1,430,273

REPURCHASE AGREEMENTS††,6 - 7.4%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[5]	3,725,574	3,725,574
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[5]	925,497	925,497
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[5]	925,496	925,496
Total Repurchase Agreements
(Cost $5,576,567)		5,576,567

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[8]	201,556	201,556
Total Securities Lending Collateral
(Cost $201,556)		201,556

Total Investments - 101.3%
(Cost $60,361,951)		$76,017,649
Other Assets & Liabilities, net - (1.3)%		(945,916)
Total Net Assets - 100.0%		$75,071,733

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	117	Sep 2019	$18,003,375	$415,627

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	2.92%	At Maturity	07/29/19	3,119	$23,929,836	$137,332
Barclays Bank plc	NASDAQ-100 Index	2.87%	At Maturity	07/31/19	827	6,340,333	36,387
BNP Paribas	NASDAQ-100 Index	2.90%	At Maturity	07/29/19	221	1,696,079	9,735
						$31,966,248	$183,454

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$25,186,823	$—	$—	$25,186,823
Mutual Funds	43,622,430	—	—	43,622,430
U.S. Treasury Bills	—	1,430,273	—	1,430,273
Repurchase Agreements	—	5,576,567	—	5,576,567
Securities Lending Collateral	201,556	—	—	201,556
Equity Futures Contracts**	415,627	—	—	415,627
Equity Index Swap Agreements**	—	183,454	—	183,454
Total Assets	$69,426,436	$7,190,294	$—	$76,616,730

**	This derivative is reported as unrealized appreciation/depreciation at period end.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$20,292,487	$2,287,529	$(350,000)	$(3,023)	$2,023	$22,229,016	895,609	$290,041
Guggenheim Ultra Short Duration Fund - Institutional Class	11,972,309	14,330,665	(4,900,000)	(22,926)	13,366	21,393,414	2,147,933	211,925
	$32,264,796	$16,618,194	$(5,250,000)	$(25,949)	$15,389	$43,622,430		$501,966

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value - including $196,868 of securities loaned (cost $11,009,678)	$26,818,652
Investments in affiliated issuers, at value (cost $43,775,706)	43,622,430
Repurchase agreements, at value (cost $5,576,567)	5,576,567
Segregated cash with broker	37,347
Unrealized appreciation on OTC swap agreements	183,454
Receivables:
Fund shares sold	716,937
Dividends	107,763
Variation margin on futures contracts	7,605
Swap settlement	1,533
Interest	1,162
Securities lending income	21
Total assets	77,073,471

Liabilities:
Payable for:
Fund shares redeemed	1,478,008
Return of securities lending collateral	201,556
Securities purchased	99,958
Management fees	39,097
Transfer agent and administrative fees	14,451
Investor service fees	14,451
Portfolio accounting fees	5,781
Trustees’ fees*	1,392
Miscellaneous	147,044
Total liabilities	2,001,738
Commitments and contingent liabilities (Note 13)	—
Net assets	$75,071,733

Net assets consist of:
Paid in capital	$46,932,537
Total distributable earnings (loss)	28,139,196
Net assets	$75,071,733
Capital shares outstanding	1,700,099
Net asset value per share	$44.16

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $148)	$148,862
Dividends from securities of affiliated issuers	501,966
Interest	145,920
Income from securities lending, net	497
Total investment income	797,245

Expenses:
Management fees	282,682
Investor service fees	94,228
Transfer agent and administrative fees	94,228
Professional fees	55,831
Portfolio accounting fees	37,691
Trustees’ fees*	9,767
Custodian fees	8,717
Line of credit fees	82
Miscellaneous	90,702
Total expenses	673,928
Less:
Expenses waived by Adviser	(19,597)
Net expenses	654,331
Net investment income	142,914

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,478,680
Investments in affiliated issuers	(25,949)
Swap agreements	6,257,165
Futures contracts	1,257,798
Net realized gain	9,967,694
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,823,419
Investments in affiliated issuers	15,389
Swap agreements	(49,092)
Futures contracts	1,097,537
Net change in unrealized appreciation (depreciation)	2,887,253
Net realized and unrealized gain	12,854,947
Net increase in net assets resulting from operations	$12,997,861

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$142,914	$93,478
Net realized gain on investments	9,967,694	8,703,206
Net change in unrealized appreciation (depreciation) on investments	2,887,253	(9,641,684)
Net increase (decrease) in net assets resulting from operations	12,997,861	(845,000)

Distributions to shareholders	—	(3,450,545)

Capital share transactions:
Proceeds from sale of shares	104,954,038	288,921,222
Distributions reinvested	—	3,450,545
Cost of shares redeemed	(103,495,892)	(304,322,331)
Net increase (decrease) from capital share transactions	1,458,146	(11,950,564)
Net increase (decrease) in net assets	14,456,007	(16,246,109)

Net assets:
Beginning of period	60,615,726	76,861,835
End of period	$75,071,733	$60,615,726

Capital share activity:
Shares sold	2,505,393	7,067,129
Shares issued from reinvestment of distributions	—	80,451
Shares redeemed	(2,463,359)	(7,475,603)
Net increase (decrease) in shares	42,034	(328,023)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$36.56	$38.70	$31.89	$34.16	$33.70	$30.37
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.04	(.11)	(.11)	(.16)	(.11)
Net gain (loss) on investments (realized and unrealized)	7.52	(.49)	9.73	1.92	2.90	5.40
Total from investment operations	7.60	(.45)	9.62	1.81	2.74	5.29
Less distributions from:
Net realized gains	—	(1.69)	(2.81)	(4.08)	(2.28)	(1.96)
Total distributions	—	(1.69)	(2.81)	(4.08)	(2.28)	(1.96)
Net asset value, end of period	$44.16	$36.56	$38.70	$31.89	$34.16	$33.70

Total Return[c]	20.79%	(1.81%)	31.12%	5.98%	8.24%	17.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,072	$60,616	$76,862	$61,516	$98,543	$82,082
Ratios to average net assets:
Net investment income (loss)	0.38%	0.11%	(0.30%)	(0.34%)	(0.47%)	(0.33%)
Total expenses[d]	1.79%	1.66%	1.64%	1.60%	1.54%	1.60%
Net expenses[e]	1.74%	1.66%	1.64%	1.60%	1.54%	1.60%
Portfolio turnover rate	31%	80%	101%	284%	241%	225%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	25.9%
Guggenheim Ultra Short Duration Fund - Institutional Class	22.0%
Total	47.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	(17.77%)	(10.50%)	(15.79%)	(18.98%)
NASDAQ-100 Index	21.85%	10.16%	16.14%	19.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 47.9%
Guggenheim Strategy Fund II1	16,254	$403,435
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	34,459	343,213
Total Mutual Funds
(Cost $745,506)		746,648

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 6.4%
Federal Home Loan Bank
2.22% due 07/02/19[2]	$100,000	99,994
Total Federal Agency Discount Notes
(Cost $99,994)		99,994

FEDERAL AGENCY NOTES†† - 3.2%
Farmer Mac
2.48% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[3]	50,000	50,000
Total Federal Agency Notes
(Cost $50,000)		50,000

REPURCHASE AGREEMENTS††,4 - 48.2%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[5]	501,392	501,392
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[5]	124,554	124,554
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[5]	124,555	124,555
Total Repurchase Agreements
(Cost $750,501)		750,501

Total Investments - 105.7%
(Cost $1,646,001)		$1,647,143
Other Assets & Liabilities, net - (5.7)%		(88,508)
Total Net Assets - 100.0%		$1,558,635

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	NASDAQ-100 Index	(2.72%)	At Maturity	07/31/19	17	$127,141	$(730)
BNP Paribas	NASDAQ-100 Index	(2.40%)	At Maturity	07/29/19	62	476,594	(2,733)
Goldman Sachs International	NASDAQ-100 Index	(2.62%)	At Maturity	07/29/19	123	945,035	(5,424)
						$1,548,770	$(8,887)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.

See Sector Classification in Other Information section.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$746,648	$—	$—	$746,648
Federal Agency Discount Notes	—	99,994	—	99,994
Federal Agency Notes	—	50,000	—	50,000
Repurchase Agreements	—	750,501	—	750,501
Total Assets	$746,648	$900,495	$—	$1,647,143

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$8,887	$—	$8,887

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,919,490	$1,209,515	$(2,725,000)	$(2,423)	$1,853	$403,435	16,254	$9,789
Guggenheim Ultra Short Duration Fund - Institutional Class	1,924,597	1,208,378	(2,790,000)	(1,191)	1,429	343,213	34,459	8,619
	$3,844,087	$2,417,893	$(5,515,000)	$(3,614)	$3,282	$746,648		$18,408

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $149,994)	$149,994
Investments in affiliated issuers, at value (cost $745,506)	746,648
Repurchase agreements, at value (cost $750,501)	750,501
Receivables:
Dividends	2,546
Interest	263
Fund shares sold	11
Total assets	1,649,963

Liabilities:
Unrealized depreciation on OTC swap agreements	8,887
Payable for:
Fund shares redeemed	73,399
Securities purchased	2,472
Management fees	1,128
Swap settlement	437
Transfer agent and administrative fees	342
Investor service fees	342
Portfolio accounting fees	137
Trustees’ fees*	42
Miscellaneous	4,142
Total liabilities	91,328
Commitments and contingent liabilities (Note 13)	—
Net assets	$1,558,635

Net assets consist of:
Paid in capital	$8,315,033
Total distributable earnings (loss)	(6,756,398)
Net assets	$1,558,635
Capital shares outstanding	32,880
Net asset value per share	$47.40

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$18,408
Interest	10,356
Total investment income	28,764

Expenses:
Management fees	9,632
Investor service fees	2,676
Transfer agent and administrative fees	2,676
Professional fees	2,730
Printing fees	1,115
Portfolio accounting fees	1,070
Trustees’ fees*	344
Custodian fees	238
Line of credit fees	1
Miscellaneous	255
Total expenses	20,737
Less:
Expenses waived by Adviser	(857)
Net expenses	19,880
Net investment income	8,884

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(3,614)
Swap agreements	(701,736)
Futures contracts	(46,302)
Net realized loss	(751,652)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	9
Investments in affiliated issuers	3,282
Swap agreements	67,536
Futures contracts	(3,438)
Net change in unrealized appreciation (depreciation)	67,389
Net realized and unrealized loss	(684,263)
Net decrease in net assets resulting from operations	$(675,379)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,884	$7,340
Net realized gain (loss) on investments	(751,652)	182,528
Net change in unrealized appreciation (depreciation) on investments	67,389	(83,179)
Net increase (decrease) in net assets resulting from operations	(675,379)	106,689

Capital share transactions:
Proceeds from sale of shares	11,925,851	37,155,764
Cost of shares redeemed	(17,507,080)	(30,219,208)
Net increase (decrease) from capital share transactions	(5,581,229)	6,936,556
Net increase (decrease) in net assets	(6,256,608)	7,043,245

Net assets:
Beginning of period	7,815,243	771,998
End of period	$1,558,635	$7,815,243

Capital share activity:
Shares sold	233,602	687,240
Shares redeemed	(336,309)	(564,676)
Net increase (decrease) in shares	(102,707)	122,564

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Year Ended December 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$57.64	$59.28	$78.68	$86.94	$99.74	$122.62
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.32	(.11)	(.18)	(1.36)	(1.68)
Net gain (loss) on investments (realized and unrealized)	(10.45)	(1.96)[g]	(19.29)	(8.08)	(11.44)	(21.20)
Total from investment operations	(10.24)	(1.64)	(19.40)	(8.26)	(12.80)	(22.88)
Net asset value, end of period	$47.40	$57.64	$59.28	$78.68	$86.94	$99.74

Total Return[c]	(17.77%)	(2.77%)	(24.66%)	(9.48%)	(12.87%)	(18.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,559	$7,815	$772	$2,652	$1,527	$1,634
Ratios to average net assets:
Net investment income (loss)	0.83%	0.58%	(0.17%)	(0.78%)	(1.47%)	(1.47%)
Total expenses[d]	1.94%	1.83%	1.79%	1.74%	1.70%	1.77%
Net expenses[e]	1.86%	1.83%	1.79%	1.74%	1.70%	1.77%
Portfolio turnover rate	168%	136%	119%	382%	406%	302%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the years presented through December 31, 2016, have been restated to reflect a 1:4 reverse share split effective December 1, 2016.
[g]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.7%
Guggenheim Ultra Short Duration Fund - Institutional Class	24.0%
Microsoft Corp.	0.1%
Total	56.8%

“ Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	36.17%	13.33%	16.70%	25.08%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 1.3%

Consumer, Non-cyclical - 0.3%
Johnson & Johnson	57	$7,939
Procter & Gamble Co.	54	5,921
Pfizer, Inc.	120	5,198
UnitedHealth Group, Inc.	21	5,124
Merck & Company, Inc.	56	4,696
Coca-Cola Co.	83	4,226
PepsiCo, Inc.	30	3,934
Abbott Laboratories	38	3,196
PayPal Holdings, Inc.*	25	2,861
Medtronic plc	29	2,824
Philip Morris International, Inc.	34	2,670
Thermo Fisher Scientific, Inc.	9	2,643
Amgen, Inc.	13	2,396
AbbVie, Inc.	32	2,327
Eli Lilly & Co.	19	2,105
Intuitive Surgical, Inc.*	4	2,098
Danaher Corp.	14	2,001
Altria Group, Inc.	41	1,941
Gilead Sciences, Inc.	28	1,892
Anthem, Inc.	6	1,693
Mondelez International, Inc. — Class A	31	1,671
Bristol-Myers Squibb Co.	35	1,587
CVS Health Corp.	28	1,526
Becton Dickinson and Co.	6	1,512
Automatic Data Processing, Inc.	9	1,488
Stryker Corp.	7	1,439
Celgene Corp.*	15	1,387
Colgate-Palmolive Co.	19	1,362
Boston Scientific Corp.*	30	1,289
Cigna Corp.	8	1,260
Allergan plc	7	1,172
Biogen, Inc.*	5	1,169
S&P Global, Inc.	5	1,139
Zoetis, Inc.	10	1,135
Illumina, Inc.*	3	1,104
Vertex Pharmaceuticals, Inc.*	6	1,100
HCA Healthcare, Inc.	7	946
Kimberly-Clark Corp.	7	933
Edwards Lifesciences Corp.*	5	924
Estee Lauder Companies, Inc. — Class A	5	915
Baxter International, Inc.	11	901
Humana, Inc.	3	796
Constellation Brands, Inc. — Class A	4	788
Moody’s Corp.	4	781
Sysco Corp.	10	707
General Mills, Inc.	13	683
McKesson Corp.	5	672
Teleflex, Inc.	2	662
Alexion Pharmaceuticals, Inc.*	5	655
Global Payments, Inc.	4	640
Regeneron Pharmaceuticals, Inc.*	2	626
Verisk Analytics, Inc. — Class A	4	586
Monster Beverage Corp.*	9	574
FleetCor Technologies, Inc.*	2	562
IDEXX Laboratories, Inc.*	2	551
Align Technology, Inc.*	2	547
Hershey Co.	4	536
Total System Services, Inc.	4	513
IHS Markit Ltd.*	8	510
Archer-Daniels-Midland Co.	12	490
Tyson Foods, Inc. — Class A	6	484
IQVIA Holdings, Inc.*	3	483
Cintas Corp.	2	475
Corteva, Inc.*	16	473
Centene Corp.*	9	472
Zimmer Biomet Holdings, Inc.	4	471
McCormick & Company, Inc.	3	465
Clorox Co.	3	459
Incyte Corp.*	5	425
Equifax, Inc.	3	406
Kraft Heinz Co.	13	404
Kroger Co.	17	369
ResMed, Inc.	3	366
Church & Dwight Company, Inc.	5	365
Laboratory Corporation of America Holdings*	2	346
JM Smucker Co.	3	346
AmerisourceBergen Corp. — Class A	4	341
Cooper Companies, Inc.	1	337
Gartner, Inc.*	2	322
MarketAxess Holdings, Inc.	1	321
Kellogg Co.	6	321
Quest Diagnostics, Inc.	3	305
Dentsply Sirona, Inc.	5	292
Conagra Brands, Inc.	11	292
Hologic, Inc.*	6	288
WellCare Health Plans, Inc.*	1	285
Cardinal Health, Inc.	6	283
Varian Medical Systems, Inc.*	2	272
United Rentals, Inc.*	2	265
Universal Health Services, Inc. — Class B	2	261
ABIOMED, Inc.*	1	261
Hormel Foods Corp.	6	243
Avery Dennison Corp.	2	232
Molson Coors Brewing Co. — Class B	4	224
Brown-Forman Corp. — Class B	4	222
Henry Schein, Inc.*	3	210
Mylan N.V.*	11	210
Lamb Weston Holdings, Inc.	3	190
Nielsen Holdings plc	8	181
Robert Half International, Inc.	3	171
DaVita, Inc.*	3	169
Campbell Soup Co.	4	160
Perrigo Company plc	3	143
Nektar Therapeutics*	4	142
H&R Block, Inc.	4	117
Quanta Services, Inc.	3	115
Rollins, Inc.	3	108
Coty, Inc. — Class A	7	94
Total Consumer, Non-cyclical		119,709

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value

Financial - 0.2%
Berkshire Hathaway, Inc. — Class B*	42	$8,953
JPMorgan Chase & Co.	70	7,826
Visa, Inc. — Class A	38	6,595
Bank of America Corp.	200	5,800
Mastercard, Inc. — Class A	19	5,026
Wells Fargo & Co.	88	4,164
Citigroup, Inc.	52	3,641
American Tower Corp. — Class A REIT	10	2,044
American Express Co.	15	1,852
U.S. Bancorp	32	1,677
CME Group, Inc. — Class A	8	1,553
Chubb Ltd.	10	1,473
Goldman Sachs Group, Inc.	7	1,432
BlackRock, Inc. — Class A	3	1,408
PNC Financial Services Group, Inc.	10	1,373
Morgan Stanley	28	1,227
Crown Castle International Corp. REIT	9	1,173
Prologis, Inc. REIT	14	1,121
Simon Property Group, Inc. REIT	7	1,118
Marsh & McLennan Companies, Inc.	11	1,097
Travelers Companies, Inc.	7	1,047
Charles Schwab Corp.	26	1,045
MetLife, Inc.	21	1,043
Progressive Corp.	13	1,039
Intercontinental Exchange, Inc.	12	1,031
American International Group, Inc.	19	1,012
Prudential Financial, Inc.	10	1,010
Equinix, Inc. REIT	2	1,009
Aon plc	5	965
Aflac, Inc.	17	932
Capital One Financial Corp.	10	907
Bank of New York Mellon Corp.	19	839
BB&T Corp.	17	835
Welltower, Inc. REIT	9	734
Public Storage REIT	3	715
Allstate Corp.	7	712
SunTrust Banks, Inc.	10	628
AvalonBay Communities, Inc. REIT	3	610
Equity Residential REIT	8	607
Digital Realty Trust, Inc. REIT	5	589
Essex Property Trust, Inc. REIT	2	584
Willis Towers Watson plc	3	575
Synchrony Financial	16	555
T. Rowe Price Group, Inc.	5	549
Ventas, Inc. REIT	8	547
Discover Financial Services	7	543
Fifth Third Bancorp	19	530
Boston Properties, Inc. REIT	4	516
M&T Bank Corp.	3	510
State Street Corp.	9	504
Hartford Financial Services Group, Inc.	9	501
Realty Income Corp. REIT	7	483
Northern Trust Corp.	5	450
SBA Communications Corp. REIT*	2	450
Ameriprise Financial, Inc.	3	435
Alexandria Real Estate Equities, Inc. REIT	3	423
Weyerhaeuser Co. REIT	16	421
First Republic Bank	4	391
KeyCorp	22	390
CBRE Group, Inc. — Class A*	7	359
Citizens Financial Group, Inc.	10	354
Mid-America Apartment Communities, Inc. REIT	3	353
Arthur J Gallagher & Co.	4	350
Principal Financial Group, Inc.	6	348
Regions Financial Corp.	22	329
Loews Corp.	6	328
HCP, Inc. REIT	10	320
Extra Space Storage, Inc. REIT	3	318
Huntington Bancshares, Inc.	23	318
Cincinnati Financial Corp.	3	311
Cboe Global Markets, Inc.	3	311
Host Hotels & Resorts, Inc. REIT	16	292
Nasdaq, Inc.	3	288
UDR, Inc. REIT	6	269
Regency Centers Corp. REIT	4	267
Lincoln National Corp.	4	258
Federal Realty Investment Trust REIT	2	258
Vornado Realty Trust REIT	4	256
Raymond James Financial, Inc.	3	254
Duke Realty Corp. REIT	8	253
Everest Re Group Ltd.	1	247
Franklin Resources, Inc.	7	244
SVB Financial Group*	1	225
E*TRADE Financial Corp.	5	223
Comerica, Inc.	3	218
Western Union Co.	10	199
Iron Mountain, Inc. REIT	6	188
Invesco Ltd.	9	184
Zions Bancorp North America	4	184
Torchmark Corp.	2	179
Unum Group	5	168
Kimco Realty Corp. REIT	9	166
SL Green Realty Corp. REIT	2	161
People’s United Financial, Inc.	9	151
Apartment Investment & Management Co. — Class A REIT	3	150
Alliance Data Systems Corp.	1	140
Jefferies Financial Group, Inc.	7	135
Assurant, Inc.	1	106
Affiliated Managers Group, Inc.	1	92
Macerich Co. REIT	2	67
Total Financial		97,040

Technology - 0.2%
Microsoft Corp.	166	22,237
Apple, Inc.	98	19,396
Intel Corp.	97	4,643
Oracle Corp.	63	3,589
Adobe, Inc.*	11	3,241
International Business Machines Corp.	19	2,620
Broadcom, Inc.	9	2,591

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value

Accenture plc — Class A	14	$2,587
salesforce.com, Inc.*	17	2,579
Texas Instruments, Inc.	20	2,295
NVIDIA Corp.	13	2,135
QUALCOMM, Inc.	26	1,978
Intuit, Inc.	6	1,568
Applied Materials, Inc.	22	988
Micron Technology, Inc.*	25	965
Lam Research Corp.	5	939
Analog Devices, Inc.	8	903
Fidelity National Information Services, Inc.	7	859
Fiserv, Inc.*	9	820
Autodesk, Inc.*	5	815
Activision Blizzard, Inc.	17	802
Cognizant Technology Solutions Corp. — Class A	12	761
Red Hat, Inc.*	4	751
HP, Inc.	35	728
Electronic Arts, Inc.*	7	709
Xilinx, Inc.	5	589
Advanced Micro Devices, Inc.*	19	577
Paychex, Inc.	7	576
Cerner Corp.	7	513
MSCI, Inc. — Class A	2	478
KLA-Tencor Corp.	4	473
Hewlett Packard Enterprise Co.	31	463
IPG Photonics Corp.*	3	463
Microchip Technology, Inc.[1]	5	433
Cadence Design Systems, Inc.*	6	425
ANSYS, Inc.*	2	410
Synopsys, Inc.*	3	386
Broadridge Financial Solutions, Inc.	3	383
NetApp, Inc.	6	370
Maxim Integrated Products, Inc.	6	359
Take-Two Interactive Software, Inc.*	3	341
DXC Technology Co.	6	331
Akamai Technologies, Inc.*	4	321
Skyworks Solutions, Inc.	4	309
Citrix Systems, Inc.	3	294
Western Digital Corp.	6	285
Seagate Technology plc	6	283
Jack Henry & Associates, Inc.	2	268
Fortinet, Inc.*	3	230
Qorvo, Inc.*	3	200
Xerox Corp.	4	142
Total Technology		91,401

Communications - 0.2%
Amazon.com, Inc.*	9	17,043
Facebook, Inc. — Class A*	52	10,036
Alphabet, Inc. — Class C*	7	7,566
Alphabet, Inc. — Class A*	6	6,497
Cisco Systems, Inc.	97	5,309
Walt Disney Co.	38	5,306
AT&T, Inc.	158	5,294
Verizon Communications, Inc.	90	5,142
Comcast Corp. — Class A	98	4,143
Booking Holdings, Inc.*	2	3,749
Netflix, Inc.*	10	3,673
Charter Communications, Inc. — Class A*	4	1,581
eBay, Inc.	21	830
Motorola Solutions, Inc.	4	667
VeriSign, Inc.*	3	627
Corning, Inc.	17	565
Twitter, Inc.*	16	558
Omnicom Group, Inc.	5	410
CBS Corp. — Class B	8	399
Expedia Group, Inc.	3	399
Fox Corp. — Class A	9	330
Symantec Corp.	14	305
Arista Networks, Inc.*	1	260
CenturyLink, Inc.	21	247
Viacom, Inc. — Class B	8	239
Discovery, Inc. — Class C*	8	228
Juniper Networks, Inc.	8	213
DISH Network Corp. — Class A*	5	192
Interpublic Group of Companies, Inc.	8	180
Fox Corp. — Class B	4	146
F5 Networks, Inc.*	1	146
Discovery, Inc. — Class A*	4	123
News Corp. — Class A	8	108
TripAdvisor, Inc.*	2	93
News Corp. — Class B	3	42
Total Communications		82,646

Industrial - 0.1%
Boeing Co.	11	4,004
Union Pacific Corp.	17	2,875
Honeywell International, Inc.	16	2,793
United Technologies Corp.	18	2,344
3M Co.	13	2,253
General Electric Co.	189	1,984
Lockheed Martin Corp.	5	1,818
Caterpillar, Inc.	13	1,772
United Parcel Service, Inc. — Class B	15	1,549
CSX Corp.	17	1,315
Northrop Grumman Corp.	4	1,293
Raytheon Co.	7	1,217
Norfolk Southern Corp.	6	1,196
Deere & Co.	7	1,160
Johnson Controls International plc	28	1,157
Roper Technologies, Inc.	3	1,099
General Dynamics Corp.	6	1,091
Illinois Tool Works, Inc.	7	1,056
Waste Management, Inc.	8	923
Emerson Electric Co.	13	868
Mettler-Toledo International, Inc.*	1	840
FedEx Corp.	5	821
Eaton Corporation plc	9	750
TE Connectivity Ltd.	7	671
Ingersoll-Rand plc	5	633
Amphenol Corp. — Class A	6	576
Harris Corp.	3	567
Agilent Technologies, Inc.	7	523

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value

Republic Services, Inc. — Class A	6	$520
Cummins, Inc.	3	514
Parker-Hannifin Corp.	3	510
Rockwell Automation, Inc.	3	491
L3 Technologies, Inc.	2	490
Ball Corp.	7	490
Fortive Corp.	6	489
TransDigm Group, Inc.*	1	484
AMETEK, Inc.	5	454
Stanley Black & Decker, Inc.	3	434
Waters Corp.*	2	431
Vulcan Materials Co.	3	412
Amcor plc*	35	402
Keysight Technologies, Inc.*	4	359
Xylem, Inc.	4	334
Expeditors International of Washington, Inc.	4	303
Dover Corp.	3	301
Wabtec Corp.	4	287
Textron, Inc.	5	265
Jacobs Engineering Group, Inc.	3	253
CH Robinson Worldwide, Inc.	3	253
Kansas City Southern	2	244
Garmin Ltd.	3	239
Masco Corp.	6	235
Arconic, Inc.	9	232
Martin Marietta Materials, Inc.	1	230
Fortune Brands Home & Security, Inc.	4	229
Huntington Ingalls Industries, Inc.	1	225
Allegion plc	2	221
Westrock Co.	6	219
PerkinElmer, Inc.	2	193
Packaging Corporation of America	2	191
AO Smith Corp.	4	189
J.B. Hunt Transport Services, Inc.	2	183
Sealed Air Corp.	4	171
Snap-on, Inc.	1	165
FLIR Systems, Inc.	3	162
Flowserve Corp.	3	158
Pentair plc	3	111
Total Industrial		51,221

Consumer, Cyclical - 0.1%
Home Depot, Inc.	25	5,199
McDonald’s Corp.	17	3,530
Walmart, Inc.	31	3,425
Costco Wholesale Corp.	10	2,643
Starbucks Corp.	29	2,431
NIKE, Inc. — Class B	27	2,267
Lowe’s Companies, Inc.	19	1,917
TJX Companies, Inc.	27	1,428
General Motors Co.	29	1,117
O’Reilly Automotive, Inc.*	3	1,108
AutoZone, Inc.*	1	1,099
Target Corp.	12	1,039
Walgreens Boots Alliance, Inc.	18	984
Marriott International, Inc. — Class A	7	982
Ford Motor Co.	85	870
Dollar General Corp.	6	811
Delta Air Lines, Inc.	14	794
Ross Stores, Inc.	8	793
Yum! Brands, Inc.	7	775
Chipotle Mexican Grill, Inc. — Class A*	1	733
Hilton Worldwide Holdings, Inc.	7	684
VF Corp.	7	611
PACCAR, Inc.	8	573
Southwest Airlines Co.	11	559
Dollar Tree, Inc.*	5	537
WW Grainger, Inc.	2	536
Darden Restaurants, Inc.	4	487
Aptiv plc	6	485
Royal Caribbean Cruises Ltd.	4	485
United Continental Holdings, Inc.*	5	438
Fastenal Co.	13	424
Carnival Corp.	9	419
Best Buy Company, Inc.	5	349
CarMax, Inc.*	4	347
Ulta Beauty, Inc.*	1	347
Tractor Supply Co.	3	326
Norwegian Cruise Line Holdings Ltd.*	6	322
Hasbro, Inc.	3	317
MGM Resorts International	11	315
Genuine Parts Co.	3	311
Advance Auto Parts, Inc.	2	308
DR Horton, Inc.	7	302
Copart, Inc.*	4	299
American Airlines Group, Inc.	9	293
Lennar Corp. — Class A	6	291
Wynn Resorts Ltd.	2	248
Alaska Air Group, Inc.	3	192
Tapestry, Inc.	6	190
Kohl’s Corp.	4	190
PulteGroup, Inc.	6	189
PVH Corp.	2	189
Tiffany & Co.	2	187
LKQ Corp.*	7	186
BorgWarner, Inc.	4	168
L Brands, Inc.	6	157
Hanesbrands, Inc.	9	155
Macy’s, Inc.	7	150
Mohawk Industries, Inc.*	1	148
Whirlpool Corp.	1	143
Capri Holdings Ltd.*	4	139
Foot Locker, Inc.	3	126
Newell Brands, Inc.	8	123
Leggett & Platt, Inc.	3	115
Ralph Lauren Corp. — Class A	1	114
Harley-Davidson, Inc.	3	107
Under Armour, Inc. — Class A*	4	101
Nordstrom, Inc.	3	96
Gap, Inc.	5	90
Under Armour, Inc. — Class C*	4	89
Total Consumer, Cyclical		47,902

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value

Energy - 0.1%
Exxon Mobil Corp.	92	$7,050
Chevron Corp.	41	5,102
ConocoPhillips	24	1,464
EOG Resources, Inc.	13	1,211
Schlumberger Ltd.	30	1,192
Kinder Morgan, Inc.	42	877
Phillips 66	9	842
Marathon Petroleum Corp.	15	838
Occidental Petroleum Corp.	16	804
Anadarko Petroleum Corp.	11	776
Valero Energy Corp.	9	771
Pioneer Natural Resources Co.	5	769
Williams Companies, Inc.	26	729
ONEOK, Inc.	9	619
Diamondback Energy, Inc.	4	436
Halliburton Co.	19	432
Concho Resources, Inc.	4	413
Hess Corp.	6	381
Baker Hughes a GE Co.	12	296
Apache Corp.	9	261
Devon Energy Corp.	9	257
Marathon Oil Corp.	18	256
Noble Energy, Inc.	11	246
TechnipFMC plc	9	233
Cabot Oil & Gas Corp. — Class A	9	207
National Oilwell Varco, Inc.	9	200
HollyFrontier Corp.	3	139
Cimarex Energy Co.	2	119
Helmerich & Payne, Inc.	2	101
Total Energy		27,021

Utilities - 0.1%
NextEra Energy, Inc.	10	2,049
Duke Energy Corp.	16	1,412
Dominion Energy, Inc.	17	1,314
Southern Co.	23	1,271
Exelon Corp.	21	1,007
American Electric Power Company, Inc.	11	968
Sempra Energy	6	825
Xcel Energy, Inc.	11	654
Public Service Enterprise Group, Inc.	11	647
Consolidated Edison, Inc.	7	614
WEC Energy Group, Inc.	7	584
Edison International	8	539
Eversource Energy	7	530
DTE Energy Co.	4	511
PPL Corp.	16	496
FirstEnergy Corp.	11	471
American Water Works Company, Inc.	4	464
Entergy Corp.	4	412
Ameren Corp.	5	376
Evergy, Inc.	6	361
CMS Energy Corp.	6	347
Atmos Energy Corp.	3	317
CenterPoint Energy, Inc.	11	315
NRG Energy, Inc.	7	246
Alliant Energy Corp.	5	245
AES Corp.	14	235
NiSource, Inc.	8	230
Pinnacle West Capital Corp.	2	188
Total Utilities		17,628

Basic Materials - 0.0%
Linde plc	13	2,610
DuPont de Nemours, Inc.	16	1,201
Air Products & Chemicals, Inc.	5	1,132
Ecolab, Inc.	5	987
Sherwin-Williams Co.	2	917
Dow, Inc.	16	789
Newmont Goldcorp Corp.	18	692
LyondellBasell Industries N.V. — Class A	7	603
PPG Industries, Inc.	5	584
International Paper Co.	9	390
Nucor Corp.	7	386
Freeport-McMoRan, Inc.	31	360
Celanese Corp. — Class A	3	323
International Flavors & Fragrances, Inc.[1]	2	290
FMC Corp.	3	249
CF Industries Holdings, Inc.	5	234
Eastman Chemical Co.	3	233
Mosaic Co.	8	200
Albemarle Corp.	2	141
Total Basic Materials		12,321

Total Common Stocks
(Cost $422,094)		546,889

MUTUAL FUNDS† - 56.7%
Guggenheim Strategy Fund II2	558,153	13,853,355
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	1,021,366	10,172,801
Total Mutual Funds
(Cost $24,063,758)		24,026,156

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 10.1%
Federal Home Loan Bank
2.22% due 07/10/19[3]	$2,300,000	2,298,724
2.21% due 07/05/19[3]	1,000,000	999,754
Federal Farm Credit Bank
2.10% due 07/01/19[3]	1,000,000	1,000,000
Total Federal Agency Discount Notes
(Cost $4,298,478)		4,298,478

U.S. TREASURY BILLS†† - 4.3%
U.S. Treasury Bills
2.12% due 08/01/19[3,4]	1,750,000	1,746,971
2.10% due 08/01/19[3,4]	50,000	49,913
2.11% due 07/16/19[3,5]	20,000	19,983
Total U.S. Treasury Bills
(Cost $1,816,516)		1,816,867

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
S&P 500® 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 4.2%
Fannie Mae
1.13% due 07/26/19	$1,799,000	$1,797,468
Total Federal Agency Notes
(Cost $1,797,634)		1,797,468

REPURCHASE AGREEMENTS††,6 - 21.1%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[4]	5,984,469	5,984,469
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[4]	1,486,645	1,486,645
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[4]	1,486,644	1,486,644
Total Repurchase Agreements
(Cost $8,957,758)		8,957,758

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[8]	414	$414
Total Securities Lending Collateral
(Cost $414)		414

Total Investments - 97.7%
(Cost $41,356,652)		$41,444,030
Other Assets & Liabilities, net - 2.3%		958,506
Total Net Assets - 100.0%		$42,402,536

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	2	Sep 2019	$294,325	$(139)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	2.82%	At Maturity	07/29/19	19,241	$56,601,002	$525,001
Barclays Bank plc	S&P 500 Index	2.82%	At Maturity	07/31/19	5,024	14,779,092	140,569
BNP Paribas	S&P 500 Index	2.85%	At Maturity	07/29/19	4,124	12,132,476	115,394
						$83,512,570	$780,964

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.
[5]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$546,889	$—	$—	$546,889
Mutual Funds	24,026,156	—	—	24,026,156
Federal Agency Discount Notes	—	4,298,478	—	4,298,478
U.S. Treasury Bills	—	1,816,867	—	1,816,867
Federal Agency Notes	—	1,797,468	—	1,797,468
Repurchase Agreements	—	8,957,758	—	8,957,758
Securities Lending Collateral	414	—	—	414
Equity Index Swap Agreements**	—	780,964	—	780,964
Total Assets	$24,573,459	$17,651,535	$—	$42,224,994

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$139	$—	$—	$139

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,456,955	$5,398,069	$(2,000,000)	$(14,511)	$12,842	$13,853,355	558,153	$149,238
Guggenheim Ultra Short Duration Fund - Institutional Class	7,299,146	9,374,821	(6,500,000)	(21,851)	20,685	10,172,801	1,021,366	125,591
	$17,756,101	$14,772,890	$(8,500,000)	$(36,362)	$33,527	$24,026,156		$274,829

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value - including $405 of securities loaned (cost $8,335,136)	$8,460,116
Investments in affiliated issuers, at value (cost $24,063,758)	24,026,156
Repurchase agreements, at value (cost $8,957,758)	8,957,758
Unrealized appreciation on OTC swap agreements	780,964
Receivables:
Fund shares sold	284,181
Dividends	59,675
Interest	10,595
Total assets	42,579,445

Liabilities:
Payable for:
Securities purchased	55,933
Professional fees	27,055
Management fees	25,281
Printing fees	17,306
Fund shares redeemed	8,543
Transfer agent and administrative fees	7,620
Investor service fees	7,620
Portfolio accounting fees	3,048
Swap settlement	902
Trustees’ fees*	688
Return of securities lending collateral	414
Variation margin on futures contracts	139
Miscellaneous	22,360
Total liabilities	176,909
Commitments and contingent liabilities (Note 13)	—
Net assets	$42,402,536

Net assets consist of:
Paid in capital	$39,427,564
Total distributable earnings (loss)	2,974,972
Net assets	$42,402,536
Capital shares outstanding	161,573
Net asset value per share	$262.44

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$85,217
Dividends from securities of affiliated issuers	274,829
Interest	100,489
Income from securities lending, net	171
Total investment income	460,706

Expenses:
Management fees	167,340
Investor service fees	46,484
Transfer agent and administrative fees	46,484
Professional fees	27,016
Portfolio accounting fees	18,593
Trustees’ fees*	4,897
Custodian fees	4,301
Line of credit fees	9
Miscellaneous	38,610
Total expenses	353,734
Less:
Expenses waived by Adviser	(11,755)
Net expenses	341,979
Net investment income	118,727

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	682,673
Investments in affiliated issuers	(36,362)
Swap agreements	8,534,495
Futures contracts	1,057,183
Net realized gain	10,237,989
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	69,824
Investments in affiliated issuers	33,527
Swap agreements	150,606
Futures contracts	(2,181)
Net change in unrealized appreciation (depreciation)	251,776
Net realized and unrealized gain	10,489,765
Net increase in net assets resulting from operations	$10,608,492

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$118,727	$263,512
Net realized gain (loss) on investments	10,237,989	(7,612,368)
Net change in unrealized appreciation (depreciation) on investments	251,776	(1,016,227)
Net increase (decrease) in net assets resulting from operations	10,608,492	(8,365,083)

Distributions to shareholders	—	(3,409,316)

Capital share transactions:
Proceeds from sale of shares	91,759,525	399,584,471
Distributions reinvested	—	3,409,316
Cost of shares redeemed	(91,142,846)	(396,554,714)
Net increase from capital share transactions	616,679	6,439,073
Net increase (decrease) in net assets	11,225,171	(5,335,326)

Net assets:
Beginning of period	31,177,365	36,512,691
End of period	$42,402,536	$31,177,365

Capital share activity:
Shares sold	380,247	1,618,168
Shares issued from reinvestment of distributions	—	13,736
Shares redeemed	(380,437)	(1,619,549)
Net increase (decrease) in shares	(190)	12,355

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$192.73	$244.38	$176.52	$165.22	$227.28	$235.85
Income (loss) from investment operations:
Net investment income (loss)[b]	.76	1.48	.13	(.53)	(1.11)	(.86)
Net gain (loss) on investments (realized and unrealized)	68.95	(35.10)	75.18	32.62	1.42	57.67
Total from investment operations	69.71	(33.62)	75.31	32.09	.31	56.81
Less distributions from:
Net investment income	—	(.14)	—	—	—	—
Net realized gains	—	(17.89)	(7.45)	(20.79)	(62.37)	(65.38)
Total distributions	—	(18.03)	(7.45)	(20.79)	(62.37)	(65.38)
Net asset value, end of period	$262.44	$192.73	$244.38	$176.52	$165.22	$227.28

Total Return[c]	36.17%	(15.41%)	43.49%	20.40%	(1.66%)	24.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,403	$31,177	$36,513	$24,895	$21,167	$38,795
Ratios to average net assets:
Net investment income (loss)	0.64%	0.60%	0.06%	(0.32%)	(0.55%)	(0.35%)
Total expenses[d]	1.90%	1.77%	1.76%	1.71%	1.66%	1.74%
Net expenses[e]	1.84%	1.77%	1.76%	1.71%	1.66%	1.74%
Portfolio turnover rate	180%	424%	282%	578%	558%	475%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	27.0%
Guggenheim Ultra Short Duration Fund - Institutional Class	26.2%
Microsoft Corp.	2.0%
Amazon.com, Inc.	1.8%
Apple, Inc.	1.8%
Facebook, Inc. — Class A	0.9%
Alphabet, Inc. — Class C	0.7%
Alphabet, Inc. — Class A	0.7%
Cisco Systems, Inc.	0.5%
Intel Corp.	0.5%
Top Ten Total	62.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	42.68%	10.30%	26.99%	34.39%
NASDAQ-100 Index	21.85%	10.16%	16.14%	19.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 18.1%

Technology - 7.3%
Microsoft Corp.	15,269	$2,045,435
Apple, Inc.	9,168	1,814,531
Intel Corp.	9,900	473,913
Adobe, Inc.*	1,079	317,927
Broadcom, Inc.	875	251,877
Texas Instruments, Inc.	2,075	238,127
NVIDIA Corp.	1,347	221,218
QUALCOMM, Inc.	2,688	204,476
Intuit, Inc.	573	149,742
Micron Technology, Inc.*	2,447	94,430
Applied Materials, Inc.	2,070	92,964
Analog Devices, Inc.	818	92,328
Activision Blizzard, Inc.	1,694	79,957
Cognizant Technology Solutions Corp. — Class A	1,259	79,808
Autodesk, Inc.*	487	79,332
Fiserv, Inc.*	868	79,127
Workday, Inc. — Class A*	358	73,598
Advanced Micro Devices, Inc.*	2,392	72,645
NXP Semiconductor N.V.	727	70,962
Electronic Arts, Inc.*	657	66,528
Xilinx, Inc.	562	66,271
Paychex, Inc.	795	65,421
Lam Research Corp.	332	62,363
Cerner Corp.	720	52,776
Microchip Technology, Inc.[1]	526	45,604
Cadence Design Systems, Inc.*	621	43,973
Synopsys, Inc.*	331	42,596
KLA-Tencor Corp.	357	42,197
NetEase, Inc. ADR	161	41,179
Check Point Software Technologies Ltd.*	337	38,961
Maxim Integrated Products, Inc.	602	36,012
NetApp, Inc.	546	33,688
ASML Holding N.V. — Class G	162	33,685
Western Digital Corp.	648	30,812
Skyworks Solutions, Inc.	382	29,517
Citrix Systems, Inc.	291	28,559
Take-Two Interactive Software, Inc.*	249	28,269
Total Technology		7,320,808

Communications - 6.6%
Amazon.com, Inc.*	981	1,857,651
Facebook, Inc. — Class A*	4,832	932,576
Alphabet, Inc. — Class C*	699	755,556
Alphabet, Inc. — Class A*	613	663,756
Cisco Systems, Inc.	9,466	518,074
Comcast Corp. — Class A	10,016	423,477
Netflix, Inc.*	967	355,199
Charter Communications, Inc. — Class A*	494	195,219
Booking Holdings, Inc.*	96	179,972
T-Mobile US, Inc.*	1,889	140,050
eBay, Inc.	1,927	76,117
Baidu, Inc. ADR*	616	72,294
MercadoLibre, Inc.*	109	66,683
JD.com, Inc. ADR*	2,046	61,973
Sirius XM Holdings, Inc.[1]	10,188	56,849
VeriSign, Inc.*	264	55,218
Expedia Group, Inc.	301	40,042
Ctrip.com International Ltd. ADR*	1,077	39,752
Liberty Global plc — Class C*	1,152	30,563
Symantec Corp.	1,367	29,746
Fox Corp. — Class A	763	27,956
Fox Corp. — Class B	581	21,224
Liberty Global plc — Class A*	454	12,253
Total Communications		6,612,200

Consumer, Non-cyclical - 2.7%
PepsiCo, Inc.	3,100	406,503
PayPal Holdings, Inc.*	2,598	297,367
Amgen, Inc.	1,349	248,594
Gilead Sciences, Inc.	2,812	189,979
Mondelez International, Inc. — Class A	3,185	171,671
Automatic Data Processing, Inc.	962	159,047
Celgene Corp.*	1,560	144,206
Intuitive Surgical, Inc.*	255	133,760
Illumina, Inc.*	325	119,649
Vertex Pharmaceuticals, Inc.*	566	103,793
Biogen, Inc.*	429	100,330
Kraft Heinz Co.	2,697	83,715
Monster Beverage Corp.*	1,202	76,724
Regeneron Pharmaceuticals, Inc.*	238	74,494
Alexion Pharmaceuticals, Inc.*	496	64,966
Cintas Corp.	231	54,814
Verisk Analytics, Inc. — Class A	362	53,019
IDEXX Laboratories, Inc.*	190	52,313
Align Technology, Inc.*	177	48,445
Incyte Corp.*	474	40,271
BioMarin Pharmaceutical, Inc.*	396	33,917
Henry Schein, Inc.*	330	23,067
Mylan N.V.*	1,140	21,706
Total Consumer, Non-cyclical		2,702,350

Consumer, Cyclical - 1.3%
Costco Wholesale Corp.	973	257,125
Starbucks Corp.	2,678	224,497
Walgreens Boots Alliance, Inc.	2,022	110,543
Marriott International, Inc. — Class A	736	103,254
Tesla, Inc.*,1	392	87,596
Ross Stores, Inc.	813	80,584
O’Reilly Automotive, Inc.*	173	63,892
Dollar Tree, Inc.*	525	56,380
PACCAR, Inc.	766	54,892
United Continental Holdings, Inc.*	582	50,954
Lululemon Athletica, Inc.*	272	49,017
Ulta Beauty, Inc.*	129	44,749
Fastenal Co.	1,266	41,259
American Airlines Group, Inc.	984	32,088
Wynn Resorts Ltd.	238	29,510
Hasbro, Inc.	278	29,379
Total Consumer, Cyclical		1,315,719

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Industrial - 0.1%
CSX Corp.	1,789	$138,415
J.B. Hunt Transport Services, Inc.	240	21,938
Total Industrial		160,353

Utilities - 0.1%
Xcel Energy, Inc.	1,138	67,700

Financial - 0.0%
Willis Towers Watson plc	286	54,780

Total Common Stocks
(Cost $15,015,754)		18,233,910

MUTUAL FUNDS† - 53.2%
Guggenheim Strategy Fund II2	1,097,075	27,229,411
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	2,653,719	26,431,042
Total Mutual Funds
(Cost $53,798,306)		53,660,453

	Face Amount

U.S. TREASURY BILLS†† - 9.0%
U.S. Treasury Bills
2.12% due 08/01/19[3,4]	$4,880,000	4,871,554
1.90% due 08/01/19[3,4]	2,300,000	2,296,019
2.11% due 07/16/19[4,5]	1,232,000	1,230,948
2.09% due 08/01/19[3,4]	700,000	698,788
Total U.S. Treasury Bills
(Cost $9,096,437)		9,097,309

REPURCHASE AGREEMENTS††,6 - 17.9%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[3]	12,020,243	12,020,243
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[3]	2,986,034	2,986,034
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[3]	2,986,034	2,986,034
Total Repurchase Agreements
(Cost $17,992,311)		17,992,311

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[8]	113,480	113,480
Total Securities Lending Collateral
(Cost $113,480)		113,480

Total Investments - 98.3%
(Cost $96,016,288)		$99,097,463
Other Assets & Liabilities, net - 1.7%		1,682,574
Total Net Assets - 100.0%		$100,780,037

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation **
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	257	Sep 2019	$39,545,875	$478,050

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	2.87%	At Maturity	07/31/19	10,745	$82,426,146	$473,040
BNP Paribas	NASDAQ-100 Index	2.90%	At Maturity	07/29/19	4,237	32,499,892	186,514
Goldman Sachs International	NASDAQ-100 Index	2.92%	At Maturity	07/29/19	3,674	28,180,409	159,988
						$143,106,447	$819,542

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,233,910	$—	$—	$18,233,910
Mutual Funds	53,660,453	—	—	53,660,453
U.S. Treasury Bills	—	9,097,309	—	9,097,309
Repurchase Agreements	—	17,992,311	—	17,992,311
Securities Lending Collateral	113,480	—	—	113,480
Equity Futures Contracts**	478,050	—	—	478,050
Equity Index Swap Agreements**	—	819,542	—	819,542
Total Assets	$72,485,893	$27,909,162	$—	$100,395,055

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$17,164,426	$10,565,597	$(500,000)	$(3,829)	$3,217	$27,229,411	1,097,075	$267,720
Guggenheim Ultra Short Duration Fund - Institutional Class	11,888,529	15,706,164	(1,150,000)	(6,098)	(7,553)	26,431,042	2,653,719	207,416
	$29,052,955	$26,271,761	$(1,650,000)	$(9,927)	$(4,336)	$53,660,453		$475,136

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value - including $111,045 of securities loaned (cost $24,225,671)	$27,444,699
Investments in affiliated issuers, at value (cost $53,798,306)	53,660,453
Repurchase agreements, at value (cost $17,992,311)	17,992,311
Segregated cash with broker	774,725
Unrealized appreciation on OTC swap agreements	819,542
Receivables:
Fund shares sold	443,674
Dividends	110,597
Variation margin on futures contracts	16,705
Interest	3,749
Securities lending income	13
Total assets	101,266,468

Liabilities:
Payable for:
Return of securities lending collateral	113,480
Securities purchased	105,159
Professional fees	54,548
Management fees	52,598
Printing fees	34,891
Swap settlement	28,697
Transfer agent and administrative fees	15,806
Investor service fees	15,806
Portfolio accounting fees	6,322
Trustees’ fees*	1,382
Fund shares redeemed	1,049
Miscellaneous	56,693
Total liabilities	486,431
Commitments and contingent liabilities (Note 13)	—
Net assets	$100,780,037

Net assets consist of:
Paid in capital	$80,697,408
Total distributable earnings (loss)	20,082,629
Net assets	$100,780,037
Capital shares outstanding	1,393,720
Net asset value per share	$72.31

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $115)	$109,568
Dividends from securities of affiliated issuers	475,136
Interest	224,754
Income from securities lending, net	345
Total investment income	809,803

Expenses:
Management fees	337,384
Investor service fees	93,718
Transfer agent and administrative fees	93,718
Professional fees	58,840
Portfolio accounting fees	37,487
Trustees’ fees*	8,490
Custodian fees	8,214
Line of credit fees	515
Miscellaneous	88,380
Total expenses	726,746
Less:
Expenses waived by Adviser	(19,094)
Net expenses	707,652
Net investment income	102,151

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	532,325
Investments in affiliated issuers	(9,927)
Swap agreements	17,680,497
Futures contracts	1,002,085
Net realized gain	19,204,980
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,578,362
Investments in affiliated issuers	(4,336)
Swap agreements	179,982
Futures contracts	1,099,319
Net change in unrealized appreciation (depreciation)	3,853,327
Net realized and unrealized gain	23,058,307
Net increase in net assets resulting from operations	$23,160,458

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$102,151	$152,253
Net realized gain (loss) on investments	19,204,980	(2,755,877)
Net change in unrealized appreciation (depreciation) on investments	3,853,327	(6,360,779)
Net increase (decrease) in net assets resulting from operations	23,160,458	(8,964,403)

Distributions to shareholders	—	(11,852,712)

Capital share transactions:
Proceeds from sale of shares	238,150,755	401,658,572
Distributions reinvested	—	11,852,712
Cost of shares redeemed	(219,210,817)	(404,867,151)
Net increase from capital share transactions	18,939,938	8,644,133
Net increase (decrease) in net assets	42,100,396	(12,172,982)

Net assets:
Beginning of period	58,679,641	70,852,623
End of period	$100,780,037	$58,679,641

Capital share activity:
Shares sold	3,582,025	5,896,035
Shares issued from reinvestment of distributions	—	164,530
Shares redeemed	(3,346,249)	(5,993,427)
Net increase in shares	235,776	67,138

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$50.68	$64.95	$38.79	$38.67	$41.60	$45.40
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.14	(.17)	(.22)	(.31)	(.34)
Net gain (loss) on investments (realized and unrealized)	21.54	(2.70)	26.97	3.57	6.26	16.78
Total from investment operations	21.63	(2.56)	26.80	3.35	5.95	16.44
Less distributions from:
Net realized gains	—	(11.71)	(.64)	(3.23)	(8.88)	(20.24)
Total distributions	—	(11.71)	(.64)	(3.23)	(8.88)	(20.24)
Net asset value, end of period	$72.31	$50.68	$64.95	$38.79	$38.67	$41.60

Total Return[c]	42.68%	(9.31%)	69.49%	9.60%	14.63%	36.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100,780	$58,680	$70,853	$41,115	$49,994	$58,484
Ratios to average net assets:
Net investment income (loss)	0.27%	0.21%	(0.32%)	(0.62%)	(0.75%)	(0.69%)
Total expenses[d]	1.94%	1.81%	1.80%	1.75%	1.68%	1.75%
Net expenses[e]	1.89%	1.80%	1.80%	1.75%	1.68%	1.75%
Portfolio turnover rate	165%	220%	97%	494%	294%	275%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.0%
Guggenheim Ultra Short Duration Fund - Institutional Class	26.5%
IDEX Corp.	0.1%
STERIS plc	0.1%
NVR, Inc.	0.1%
Leidos Holdings, Inc.	0.1%
Trimble, Inc.	0.1%
FactSet Research Systems, Inc.	0.1%
Zebra Technologies Corp. — Class A	0.1%
Domino’s Pizza, Inc.	0.1%
Top Ten Total	60.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	25.63%	(2.20%)	9.10%	18.88%
S&P MidCap 400 Index	17.97%	1.36%	8.02%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 8.8%

Financial - 2.2%
Camden Property Trust REIT	27	$2,819
Reinsurance Group of America, Inc. — Class A	18	2,809
Alleghany Corp.*	4	2,724
WR Berkley Corp.	41	2,703
National Retail Properties, Inc. REIT	45	2,385
Brown & Brown, Inc.	65	2,177
Omega Healthcare Investors, Inc. REIT	59	2,168
RenaissanceRe Holdings Ltd.	12	2,136
Kilroy Realty Corp. REIT	28	2,067
Liberty Property Trust REIT	41	2,052
American Financial Group, Inc.	20	2,049
SEI Investments Co.	36	2,020
Lamar Advertising Co. — Class A REIT	24	1,937
Signature Bank	16	1,933
East West Bancorp, Inc.	40	1,871
Medical Properties Trust, Inc. REIT	106	1,849
Jones Lang LaSalle, Inc.	13	1,829
American Campus Communities, Inc. REIT	39	1,800
Douglas Emmett, Inc. REIT	45	1,793
CyrusOne, Inc. REIT	31	1,789
Old Republic International Corp.	79	1,768
Cullen/Frost Bankers, Inc.	18	1,686
First American Financial Corp.	31	1,665
Commerce Bancshares, Inc.	27	1,611
EPR Properties REIT	21	1,566
Synovus Financial Corp.	44	1,540
Brixmor Property Group, Inc. REIT	83	1,484
Cousins Properties, Inc. REIT	41	1,483
Kemper Corp.	17	1,467
Primerica, Inc.	12	1,439
Hanover Insurance Group, Inc.	11	1,411
Eaton Vance Corp.	32	1,380
First Horizon National Corp.	89	1,329
PacWest Bancorp	34	1,320
JBG SMITH Properties REIT	33	1,298
New York Community Bancorp, Inc.	130	1,298
First Industrial Realty Trust, Inc. REIT	35	1,286
Sterling Bancorp	60	1,277
CoreSite Realty Corp. REIT	11	1,267
Webster Financial Corp.	26	1,242
Life Storage, Inc. REIT	13	1,236
Brighthouse Financial, Inc.*	33	1,211
Highwoods Properties, Inc. REIT	29	1,198
Prosperity Bancshares, Inc.	18	1,189
SLM Corp.	122	1,186
Stifel Financial Corp.	20	1,181
Wintrust Financial Corp.	16	1,171
First Financial Bankshares, Inc.	38	1,170
EastGroup Properties, Inc. REIT	10	1,160
Hospitality Properties Trust REIT	46	1,150
Pinnacle Financial Partners, Inc.	20	1,150
Interactive Brokers Group, Inc. — Class A	21	1,138
Healthcare Realty Trust, Inc. REIT	35	1,096
Rayonier, Inc. REIT	36	1,091
United Bankshares, Inc.	29	1,076
FNB Corp.	91	1,071
Bank OZK	34	1,023
Pebblebrook Hotel Trust REIT	36	1,015
Umpqua Holdings Corp.	61	1,012
PS Business Parks, Inc. REIT	6	1,011
Valley National Bancorp	93	1,003
Sabra Health Care REIT, Inc.	50	985
Janus Henderson Group plc	46	984
Evercore, Inc. — Class A	11	974
Associated Banc-Corp.	46	972
Hancock Whitney Corp.	24	961
TCF Financial Corp.	46	956
Weingarten Realty Investors REIT	34	932
Texas Capital Bancshares, Inc.*	15	921
Legg Mason, Inc.	24	919
Bank of Hawaii Corp.	11	912
Federated Investors, Inc. — Class B	27	877
Home BancShares, Inc.	44	847
LendingTree, Inc.*	2	840
Navient Corp.	61	833
Chemical Financial Corp.	20	822
Corporate Office Properties Trust REIT	31	817
Washington Federal, Inc.	23	803
Cathay General Bancorp	22	790
UMB Financial Corp.	12	790
Fulton Financial Corp.	47	769
BancorpSouth Bank	26	755
CNO Financial Group, Inc.	45	751
PotlatchDeltic Corp. REIT	19	741
GEO Group, Inc. REIT	34	714
Taubman Centers, Inc. REIT	17	694
CoreCivic, Inc. REIT	33	685
Trustmark Corp.	18	598
Mack-Cali Realty Corp. REIT	25	582
Urban Edge Properties REIT	33	572
International Bancshares Corp.	15	566
Senior Housing Properties Trust REIT	66	546
Genworth Financial, Inc. — Class A*	139	516
Mercury General Corp.	8	500
Deluxe Corp.	12	488
Uniti Group, Inc. REIT	50	475
Alexander & Baldwin, Inc. REIT	19	439
Tanger Factory Outlet Centers, Inc. REIT[1]	26	421
Total Financial		123,012

Industrial - 1.8%
IDEX Corp.	21	3,615
Trimble, Inc.*	70	3,158
Lennox International, Inc.	10	2,750
Teledyne Technologies, Inc.*	10	2,739
Old Dominion Freight Line, Inc.	18	2,687
Graco, Inc.	47	2,359
Cognex Corp.	48	2,303
Universal Display Corp.	12	2,257
Carlisle Companies, Inc.	16	2,246

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

AptarGroup, Inc.	18	$2,238
Nordson Corp.	14	1,978
Hubbell, Inc.	15	1,956
Donaldson Company, Inc.	36	1,831
Sonoco Products Co.	28	1,829
Woodward, Inc.	16	1,811
Gentex Corp.	72	1,772
Arrow Electronics, Inc.*	24	1,710
Oshkosh Corp.	20	1,670
Acuity Brands, Inc.	12	1,655
AECOM*	43	1,627
Genesee & Wyoming, Inc. — Class A*	16	1,600
ITT, Inc.	24	1,571
Curtiss-Wright Corp.	12	1,526
XPO Logistics, Inc.*	26	1,503
Lincoln Electric Holdings, Inc.	18	1,482
MDU Resources Group, Inc.	55	1,419
Littelfuse, Inc.	8	1,415
EMCOR Group, Inc.	16	1,410
AGCO Corp.	18	1,396
Avnet, Inc.	30	1,358
Fluor Corp.	39	1,314
National Instruments Corp.	31	1,302
Landstar System, Inc.	12	1,296
Jabil, Inc.	39	1,232
Trex Company, Inc.*	17	1,219
Eagle Materials, Inc.	13	1,205
Kirby Corp.*	15	1,185
SYNNEX Corp.	12	1,181
Louisiana-Pacific Corp.	45	1,180
Crane Co.	14	1,168
Knight-Swift Transportation Holdings, Inc.	35	1,149
Stericycle, Inc.*	24	1,146
nVent Electric plc	45	1,115
Axon Enterprise, Inc.*	17	1,092
MSA Safety, Inc.	10	1,054
Tech Data Corp.*	10	1,046
Clean Harbors, Inc.*	14	995
Regal Beloit Corp.	12	980
Timken Co.	19	975
KBR, Inc.	39	973
Coherent, Inc.*	7	955
Kennametal, Inc.	24	888
Valmont Industries, Inc.	7	888
MasTec, Inc.*	17	876
Ryder System, Inc.	15	875
GATX Corp.	11	872
EnerSys	12	822
Trinity Industries, Inc.	37	768
Resideo Technologies, Inc.*	35	767
Owens-Illinois, Inc.	44	760
Colfax Corp.*	26	729
Energizer Holdings, Inc.	18	696
Silgan Holdings, Inc.	22	673
Belden, Inc.	11	655
Granite Construction, Inc.	13	626
Vishay Intertechnology, Inc.	37	611
Terex Corp.	18	565
Dycom Industries, Inc.*	9	530
Worthington Industries, Inc.	11	443
Werner Enterprises, Inc.	12	373
Greif, Inc. — Class A	7	228
Total Industrial		96,278

Consumer, Non-cyclical - 1.4%
STERIS plc	24	3,573
West Pharmaceutical Services, Inc.	21	2,628
Molina Healthcare, Inc.*	18	2,576
WEX, Inc.*	12	2,497
Service Corporation International	50	2,339
Bio-Techne Corp.	11	2,293
Catalent, Inc.*	41	2,223
Masimo Corp.*	14	2,083
Hill-Rom Holdings, Inc.	19	1,988
Post Holdings, Inc.*	19	1,975
Bio-Rad Laboratories, Inc. — Class A*	6	1,875
Charles River Laboratories International, Inc.*	13	1,845
Exelixis, Inc.*	84	1,795
Encompass Health Corp.	27	1,711
Sabre Corp.	77	1,709
PRA Health Sciences, Inc.*	17	1,686
Haemonetics Corp.*	14	1,685
ManpowerGroup, Inc.	17	1,642
Ingredion, Inc.	19	1,567
Chemed Corp.	4	1,443
Graham Holdings Co. — Class B	2	1,380
ICU Medical, Inc.*	5	1,260
Insperity, Inc.	10	1,221
Flowers Foods, Inc.	51	1,187
Aaron’s, Inc.	19	1,167
Brink’s Co.	14	1,137
Integra LifeSciences Holdings Corp.*	20	1,117
LivaNova plc*	14	1,007
HealthEquity, Inc.*	15	981
Amedisys, Inc.*	8	971
United Therapeutics Corp.*	12	937
Globus Medical, Inc. — Class A*	22	931
LiveRamp Holdings, Inc.*	19	921
CoreLogic, Inc.*	22	920
Helen of Troy Ltd.*	7	914
ASGN, Inc.*	15	909
Lancaster Colony Corp.	6	892
Acadia Healthcare Company, Inc.*	25	874
Syneos Health, Inc.*	17	869
TreeHouse Foods, Inc.*	16	866
NuVasive, Inc.*	14	820
Sanderson Farms, Inc.	6	819
Cantel Medical Corp.	10	806
Boston Beer Company, Inc. — Class A*	2	756
Adtalem Global Education, Inc.*	16	721
Ligand Pharmaceuticals, Inc. — Class B*	6	685
Green Dot Corp. — Class A*	14	685

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Sprouts Farmers Market, Inc.*	35	$661
Healthcare Services Group, Inc.	21	637
Avis Budget Group, Inc.*	18	633
MEDNAX, Inc.*	25	631
Avanos Medical, Inc.*	14	610
Hain Celestial Group, Inc.*	25	547
Patterson Companies, Inc.	23	527
Sotheby’s*	9	523
Prestige Consumer Healthcare, Inc.*	15	475
Tenet Healthcare Corp.*	23	475
Edgewell Personal Care Co.*	15	404
Inogen, Inc.*	5	334
Mallinckrodt plc*	23	211
Weight Watchers International, Inc.*	11	210
Tootsie Roll Industries, Inc.	5	185
Total Consumer, Non-cyclical		73,949

Consumer, Cyclical - 1.2%
NVR, Inc.*	1	3,370
Domino’s Pizza, Inc.	11	3,061
Live Nation Entertainment, Inc.*	39	2,584
Pool Corp.	11	2,101
Toro Co.	30	2,007
Five Below, Inc.*	16	1,920
Caesars Entertainment Corp.*	162	1,915
Dunkin’ Brands Group, Inc.	23	1,832
Casey’s General Stores, Inc.	11	1,716
JetBlue Airways Corp.*	86	1,590
Wyndham Hotels & Resorts, Inc.	27	1,505
Watsco, Inc.	9	1,472
Polaris Industries, Inc.	16	1,460
Williams-Sonoma, Inc.	22	1,430
Deckers Outdoor Corp.*	8	1,408
Toll Brothers, Inc.	37	1,355
Carter’s, Inc.	13	1,268
Ollie’s Bargain Outlet Holdings, Inc.*	14	1,220
Cracker Barrel Old Country Store, Inc.	7	1,195
Wyndham Destinations, Inc.	27	1,185
Skechers U.S.A., Inc. — Class A*	37	1,165
Churchill Downs, Inc.	10	1,151
Brunswick Corp.	24	1,101
Mattel, Inc.*,1	97	1,087
Scotts Miracle-Gro Co. — Class A	11	1,084
Cinemark Holdings, Inc.	30	1,083
Marriott Vacations Worldwide Corp.	11	1,060
Texas Roadhouse, Inc. — Class A	19	1,020
Wendy’s Co.	51	999
Goodyear Tire & Rubber Co.	65	994
Six Flags Entertainment Corp.	20	994
MSC Industrial Direct Company, Inc. — Class A	13	965
Tempur Sealy International, Inc.*	13	954
Thor Industries, Inc.	15	877
Eldorado Resorts, Inc.*,1	18	829
Dana, Inc.	40	798
American Eagle Outfitters, Inc.	47	794
Herman Miller, Inc.	17	760
Nu Skin Enterprises, Inc. — Class A	15	740
Dick’s Sporting Goods, Inc.	21	727
World Fuel Services Corp.	19	683
AutoNation, Inc.*	16	671
KB Home	24	617
Boyd Gaming Corp.	22	593
Adient plc	24	582
Penn National Gaming, Inc.*	30	578
Jack in the Box, Inc.	7	570
Cheesecake Factory, Inc.	12	525
Delphi Technologies plc	25	500
Urban Outfitters, Inc.*	21	478
Visteon Corp.*	8	469
TRI Pointe Group, Inc.*	39	467
Sally Beauty Holdings, Inc.*	34	454
Bed Bath & Beyond, Inc.	38	442
HNI Corp.	12	424
Brinker International, Inc.	10	393
International Speedway Corp. — Class A	7	314
Dillard’s, Inc. — Class A1	5	311
Scientific Games Corp. — Class A*	15	297
Papa John’s International, Inc.[1]	6	268
Signet Jewelers Ltd.	15	268
Tupperware Brands Corp.	14	266
Michaels Companies, Inc.*	25	218
Total Consumer, Cyclical		65,164

Technology - 0.8%
Leidos Holdings, Inc.	41	3,274
Zebra Technologies Corp. — Class A*	15	3,142
PTC, Inc.*	30	2,693
Fair Isaac Corp.*	8	2,512
Tyler Technologies, Inc.*	11	2,376
Teradyne, Inc.	48	2,300
Cypress Semiconductor Corp.	102	2,269
CDK Global, Inc.	35	1,730
CACI International, Inc. — Class A*	8	1,637
Cree, Inc.*	29	1,629
Medidata Solutions, Inc.*	18	1,629
Monolithic Power Systems, Inc.	11	1,494
MAXIMUS, Inc.	18	1,305
Manhattan Associates, Inc.*	18	1,248
Silicon Laboratories, Inc.*	12	1,241
Science Applications International Corp.	14	1,212
Teradata Corp.*	33	1,183
Lumentum Holdings, Inc.*	22	1,175
Blackbaud, Inc.	14	1,169
MKS Instruments, Inc.	15	1,168
j2 Global, Inc.	13	1,156
ACI Worldwide, Inc.*	32	1,099
NCR Corp.*	33	1,026
Perspecta, Inc.	39	913
Semtech Corp.*	19	913
Cirrus Logic, Inc.*	17	743
Covetrus, Inc.*	27	661
Allscripts Healthcare Solutions, Inc.*	48	558
CommVault Systems, Inc.*	11	546

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

NetScout Systems, Inc.*	20	$508
Synaptics, Inc.*	10	291
Total Technology		44,800

Basic Materials - 0.4%
RPM International, Inc.	37	2,261
Royal Gold, Inc.	19	1,947
Steel Dynamics, Inc.	64	1,933
Reliance Steel & Aluminum Co.	19	1,798
Versum Materials, Inc.	30	1,547
Ashland Global Holdings, Inc.	18	1,439
Ingevity Corp.*	12	1,262
Chemours Co.	47	1,128
Valvoline, Inc.	53	1,035
Olin Corp.	46	1,008
Allegheny Technologies, Inc.*	35	882
Sensient Technologies Corp.	12	882
Cabot Corp.	17	811
NewMarket Corp.	2	802
Domtar Corp.	18	802
United States Steel Corp.	48	735
PolyOne Corp.	22	691
Carpenter Technology Corp.	14	671
Commercial Metals Co.	33	589
Compass Minerals International, Inc.	10	550
Minerals Technologies, Inc.	10	535
Total Basic Materials		23,308

Utilities - 0.4%
UGI Corp.	49	2,617
Aqua America, Inc.	59	2,441
OGE Energy Corp.	56	2,383
IDACORP, Inc.	15	1,506
ONE Gas, Inc.	15	1,355
Southwest Gas Holdings, Inc.	15	1,344
Hawaiian Electric Industries, Inc.	30	1,307
National Fuel Gas Co.	24	1,266
New Jersey Resources Corp.	25	1,244
Spire, Inc.	14	1,175
Black Hills Corp.	15	1,173
ALLETE, Inc.	14	1,165
PNM Resources, Inc.	22	1,120
NorthWestern Corp.	15	1,082
Total Utilities		21,178

Communications - 0.3%
FactSet Research Systems, Inc.	11	3,152
Cable One, Inc.	2	2,342
Ciena Corp.*	40	1,645
New York Times Co. — Class A	40	1,305
ViaSat, Inc.*	16	1,293
LogMeIn, Inc.	14	1,032
TEGNA, Inc.	60	909
World Wrestling Entertainment, Inc. — Class A	12	866
Yelp, Inc. — Class A*	24	821
Telephone & Data Systems, Inc.	26	790
Meredith Corp.	12	661
AMC Networks, Inc. — Class A*	12	654
John Wiley & Sons, Inc. — Class A	13	596
InterDigital, Inc.	9	580
Cars.com, Inc.*	18	355
Plantronics, Inc.	9	333
Total Communications		17,334

Energy - 0.3%
First Solar, Inc.*	21	1,379
WPX Energy, Inc.*	110	1,266
Murphy Oil Corp.	46	1,134
Equitrans Midstream Corp.	57	1,123
Equities Corp.	71	1,123
PBF Energy, Inc. — Class A	34	1,064
Transocean Ltd.*	141	904
Apergy Corp.*	22	738
Patterson-UTI Energy, Inc.	59	679
Murphy USA, Inc.*	8	672
Core Laboratories N.V.	12	627
Matador Resources Co.*	29	577
Oceaneering International, Inc.*	28	571
Chesapeake Energy Corp.*	291	567
McDermott International, Inc.*	51	493
Southwestern Energy Co.*	152	480
QEP Resources, Inc.*	66	477
Ensco Rowan plc — Class A	55	469
NOW, Inc.*	30	443
Oasis Petroleum, Inc.*	76	432
Callon Petroleum Co.*	64	422
Range Resources Corp.	58	405
CNX Resources Corp.*	55	402
SM Energy Co.	29	363
Total Energy		16,810

Total Common Stocks
(Cost $389,039)		481,833

MUTUAL FUNDS† - 59.5%
Guggenheim Strategy Fund II2	73,063	1,813,413
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	145,842	1,452,587
Total Mutual Funds
(Cost $3,264,072)		3,266,000

	Face Amount

U.S. TREASURY BILLS†† - 4.5%
U.S. Treasury Bills
2.09% due 08/01/19[3]	$175,000	174,697
2.12% due 08/01/19[3]	70,000	69,879
Total U.S. Treasury Bills
(Cost $244,549)		244,576

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 3.6%
Federal Home Loan Bank
2.22% due 07/02/19[3]	$200,000	$199,988
Total Federal Agency Discount Notes
(Cost $199,988)		199,988

REPURCHASE AGREEMENTS††,4 - 19.0%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[5]	697,662	697,662
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[5]	173,311	173,311
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[5]	173,311	173,311
Total Repurchase Agreements
(Cost $1,044,284)		1,044,284

	Shares

SECURITIES LENDING COLLATERAL†,6 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[7]	2,084	$2,084
Total Securities Lending Collateral
(Cost $2,084)		2,084

Total Investments - 95.4%
(Cost $5,144,016)		$5,238,765
Other Assets & Liabilities, net - 4.6%		255,308
Total Net Assets - 100.0%		$5,494,073

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P MidCap 400 Index	2.77%	At Maturity	07/29/19	2,198	$4,276,836	$98,840
Barclays Bank plc	S&P MidCap 400 Index	2.72%	At Maturity	07/31/19	1,302	2,533,850	61,070
BNP Paribas	S&P MidCap 400 Index	2.75%	At Maturity	07/29/19	492	957,077	23,067
						$7,767,763	$182,977

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$481,833	$—	$—	$481,833
Mutual Funds	3,266,000	—	—	3,266,000
U.S. Treasury Bills	—	244,576	—	244,576
Federal Agency Discount Notes	—	199,988	—	199,988
Repurchase Agreements	—	1,044,284	—	1,044,284
Securities Lending Collateral	2,084	—	—	2,084
Equity Index Swap Agreements**	—	182,977	—	182,977
Total Assets	$3,749,917	$1,671,825	$—	$5,421,742

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,929,681	$533,131	$(650,000)	$(3,157)	$3,758	$1,813,413	73,063	$28,592
Guggenheim Ultra Short Duration Fund - Institutional Class	1,183,579	1,173,318	(905,000)	(1,225)	1,915	1,452,587	145,842	23,485
	$3,113,260	$1,706,449	$(1,555,000)	$(4,382)	$5,673	$3,266,000		$52,077

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value - including $2,080 of securities loaned (cost $835,660)	$928,481
Investments in affiliated issuers, at value (cost $3,264,072)	3,266,000
Repurchase agreements, at value (cost $1,044,284)	1,044,284
Cash	5
Segregated cash with broker	28,230
Unrealized appreciation on OTC swap agreements	182,977
Receivables:
Fund shares sold	57,800
Dividends	8,113
Securities sold	3,214
Swap settlement	2,348
Interest	217
Securities lending income	1
Total assets	5,521,670

Liabilities:
Payable for:
Securities purchased	8,725
Professional fees	4,392
Management fees	3,292
Printing fees	2,809
Return of securities lending collateral	2,084
Transfer agent and administrative fees	994
Investor service fees	994
Portfolio accounting fees	398
Trustees’ fees*	112
Fund shares redeemed	33
Miscellaneous	3,764
Total liabilities	27,597
Commitments and contingent liabilities (Note 13)	—
Net assets	$5,494,073

Net assets consist of:
Paid in capital	$5,963,446
Total distributable earnings (loss)	(469,373)
Net assets	$5,494,073
Capital shares outstanding	303,734
Net asset value per share	$18.09

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $6)	$8,004
Dividends from securities of affiliated issuers	52,077
Interest	13,106
Income from securities lending, net	14
Total investment income	73,201

Expenses:
Management fees	27,166
Investor service fees	7,546
Transfer agent and administrative fees	7,546
Portfolio accounting fees	3,019
Professional fees	1,931
Trustees’ fees*	639
Custodian fees	495
Line of credit fees	26
Miscellaneous	9,149
Total expenses	57,517
Less:
Expenses waived by Adviser	(2,220)
Net expenses	55,297
Net investment income	17,904

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	147,911
Investments in affiliated issuers	(4,382)
Swap agreements	621,623
Futures contracts	248,990
Net realized gain	1,014,142
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	44,843
Investments in affiliated issuers	5,673
Swap agreements	128,910
Futures contracts	97,352
Net change in unrealized appreciation (depreciation)	276,778
Net realized and unrealized gain	1,290,920
Net increase in net assets resulting from operations	$1,308,824

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,904	$58,449
Net realized gain (loss) on investments	1,014,142	(1,722,253)
Net change in unrealized appreciation (depreciation) on investments	276,778	(143,616)
Net increase (decrease) in net assets resulting from operations	1,308,824	(1,807,420)

Distributions to shareholders	—	(1,545,520)

Capital share transactions:
Proceeds from sale of shares	3,435,977	32,788,786
Distributions reinvested	—	1,545,520
Cost of shares redeemed	(4,658,638)	(33,448,918)
Net increase (decrease) from capital share transactions	(1,222,661)	885,388
Net increase (decrease) in net assets	86,163	(2,467,552)

Net assets:
Beginning of period	5,407,910	7,875,462
End of period	$5,494,073	$5,407,910

Capital share activity:
Shares sold	197,807	1,892,297
Shares issued from reinvestment of distributions	—	80,538
Shares redeemed	(269,635)	(1,934,256)
Net increase (decrease) in shares	(71,828)	38,579

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$14.40	$23.37	$36.19	$31.14	$35.05	$35.47
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.13	.02	(.10)	(.20)	(.25)
Net gain (loss) on investments (realized and unrealized)	3.64	(3.20)	5.81	8.87	(1.45)	4.39
Total from investment operations	3.69	(3.07)	5.83	8.77	(1.65)	4.14
Less distributions from:
Net investment income	—	(.06)	—	—	—	—
Net realized gains	—	(5.84)	(18.65)	(3.72)	(2.26)	(4.56)
Total distributions	—	(5.90)	(18.65)	(3.72)	(2.26)	(4.56)
Net asset value, end of period	$18.09	$14.40	$23.37	$36.19	$31.14	$35.05

Total Return[c]	25.63%	(19.40%)	22.44%	29.64%	(5.50%)	11.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,494	$5,408	$7,875	$19,948	$15,093	$10,673
Ratios to average net assets:
Net investment income (loss)	0.59%	0.67%	0.07%	(0.30%)	(0.58%)	(0.69%)
Total expenses[d]	1.91%	1.78%	1.76%	1.72%	1.67%	1.72%
Net expenses[e]	1.83%	1.78%	1.76%	1.72%	1.67%	1.72%
Portfolio turnover rate	37%	368%	403%	368%	477%	255%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.4%
Guggenheim Ultra Short Duration Fund - Institutional Class	27.7%
Total	57.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	(14.91%)	(2.14%)	(8.82%)	(15.71%)
S&P MidCap 400 Index	17.97%	1.36%	8.02%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 57.1%
Guggenheim Strategy Fund II1	3,698	$91,796
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	8,654	86,195
Total Mutual Funds
(Cost $177,876)		177,991

	Face Amount

FEDERAL AGENCY NOTES†† - 9.6%
Federal Home Loan Bank
2.44% (3 Month USD LIBOR - 0.16%, Rate Floor: 0.00%) due 07/05/19[2]	$30,000	30,000
Total Federal Agency Notes
(Cost $30,000)		30,000

REPURCHASE AGREEMENTS††,3 - 36.9%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[4]	76,852	76,852
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[4]	19,091	19,091
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[4]	19,091	19,091
Total Repurchase Agreements
(Cost $115,034)		115,034

Total Investments - 103.6%
(Cost $322,910)		$323,025
Other Assets & Liabilities, net - (3.6)%		(11,178)
Total Net Assets - 100.0%		$311,847

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P MidCap 400 Index	(2.57%)	At Maturity	07/31/19	10	$20,392	$(491)
BNP Paribas	S&P MidCap 400 Index	(2.25%)	At Maturity	07/29/19	27	53,333	(1,286)
Goldman Sachs International	S&P MidCap 400 Index	(2.47%)	At Maturity	07/29/19	124	240,424	(5,795)
						$314,149	$(7,572)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$177,991	$—	$—	$177,991
Federal Agency Notes	—	30,000	—	30,000
Repurchase Agreements	—	115,034	—	115,034
Total Assets	$177,991	$145,034	$—	$323,025

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$7,572	$—	$7,572

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$129,855	$111,900	$(150,000)	$(297)	$338	$91,796	3,698	$1,910
Guggenheim Ultra Short Duration Fund - Institutional Class	119,433	121,708	(155,000)	(270)	324	86,195	8,654	1,715
	$249,288	$233,608	$(305,000)	$(567)	$662	$177,991		$3,625

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $30,000)	$30,000
Investments in affiliated issuers, at value (cost $177,876)	177,991
Repurchase agreements, at value (cost $115,034)	115,034
Receivables:
Dividends	574
Interest	201
Total assets	323,800

Liabilities:
Unrealized depreciation on OTC swap agreements	7,572
Payable for:
Fund shares redeemed	2,091
Swap settlement	612
Securities purchased	574
Management fees	232
Transfer agent and administrative fees	71
Investor service fees	71
Portfolio accounting fees	28
Trustees’ fees*	8
Miscellaneous	694
Total liabilities	11,953
Commitments and contingent liabilities (Note 13)	—
Net assets	$311,847

Net assets consist of:
Paid in capital	$2,080,216
Total distributable earnings (loss)	(1,768,369)
Net assets	$311,847
Capital shares outstanding	4,843
Net asset value per share	$64.39

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$3,625
Interest	1,917
Total investment income	5,542

Expenses:
Management fees	1,861
Investor service fees	517
Transfer agent and administrative fees	517
Professional fees	332
Portfolio accounting fees	207
Trustees’ fees*	45
Custodian fees	38
Miscellaneous	419
Total expenses	3,936
Less:
Expenses waived by Adviser	(162)
Net expenses	3,774
Net investment income	1,768

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(567)
Swap agreements	(43,219)
Futures contracts	(35,574)
Net realized loss	(79,360)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1)
Investments in affiliated issuers	662
Swap agreements	(4,979)
Futures contracts	661
Net change in unrealized appreciation (depreciation)	(3,657)
Net realized and unrealized loss	(83,017)
Net decrease in net assets resulting from operations	$(81,249)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,768	$1,261
Net realized loss on investments	(79,360)	(28,926)
Net change in unrealized appreciation (depreciation) on investments	(3,657)	(4,997)
Net decrease in net assets resulting from operations	(81,249)	(32,662)

Capital share transactions:
Proceeds from sale of shares	1,618,036	5,179,494
Cost of shares redeemed	(1,870,008)	(4,679,265)
Net increase (decrease) from capital share transactions	(251,972)	500,229
Net increase (decrease) in net assets	(333,221)	467,567

Net assets:
Beginning of period	645,068	177,501
End of period	$311,847	$645,068

Capital share activity:
Shares sold	24,254	74,967
Shares redeemed	(27,936)	(69,044)
Net increase (decrease) in shares	(3,682)	5,923

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Year Ended December 31, 2014[f,g]
Per Share Data
Net asset value, beginning of period	$75.67	$68.22	$78.92	$97.61	$98.69	$111.65
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.35	(.16)	(.26)	(1.38)	(1.59)
Net gain (loss) on investments (realized and unrealized)	(11.57)	7.10 [h]	(10.54)	(18.43)	.30	(11.37)
Total from investment operations	(11.28)	7.45	(10.70)	(18.69)	(1.08)	(12.96)
Net asset value, end of period	$64.39	$75.67	$68.22	$78.92	$97.61	$98.69

Total Return[c]	(14.91%)	10.90%	(13.55%)	(19.13%)	(1.12%)	(11.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$312	$645	$178	$380	$611	$850
Ratios to average net assets:
Net investment income (loss)	0.86%	0.51%	(0.22%)	(0.82%)	(1.46%)	(1.51%)
Total expenses[d]	1.90%	1.77%	1.76%	1.71%	1.66%	1.72%
Net expenses[e]	1.82%	1.77%	1.76%	1.71%	1.66%	1.72%
Portfolio turnover rate	95%	404%	111%	565%	220%	323%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse Share Split — Per share amounts for periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[g]	Reverse Share Split — Per share amounts for periods presented through December 31, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014.
[h]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments in the fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 27, 2006

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund - Institutional Class	17.6%
Guggenheim Strategy Fund II	17.2%
Total	34.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Russell 2000® 2x Strategy Fund	32.14%	(13.38%)	8.36%	20.86%
Russell 2000 Index	16.98%	(3.31%)	9.24%	15.62%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the

Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

WARRANTS††† - 0.0%
Imperial Holdings, Inc.
$10.75, 10/06/19*,1	1	$—
Total Warrants
(Cost $—)		—

RIGHTS† - 0.0%
Hertz Global Holdings, Inc.*	1	2
Nexstar Media Group, Inc.†††,*,1	207	—
Tobira Therapeutics, Inc.†††,*,1	7	—
Omthera Pharmaceuticals, Inc.†††,*,1	10	—
A Schulman, Inc.†††,*,1	20	—
Total Rights
(Cost $—)		2

MUTUAL FUNDS† - 34.8%
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	36,149	360,044
Guggenheim Strategy Fund II2	14,145	351,077
Total Mutual Funds
(Cost $710,695)		711,121

	Face Amount

U.S. TREASURY BILLS†† - 0.7%
U.S. Treasury Bills
2.11% due 07/16/19[3,4]	$15,000	14,987
Total U.S. Treasury Bills
(Cost $14,986)		14,987

REPURCHASE AGREEMENTS††,5 - 57.7%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[6]	787,624	787,624
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[6]	195,659	195,659
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[6]	195,659	195,659
Total Repurchase Agreements
(Cost $1,178,942)		1,178,942

Total Investments - 93.2%
(Cost $1,904,623)		$1,905,052
Other Assets & Liabilities, net - 6.8%		139,745
Total Net Assets - 100.0%		$2,044,797

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	4	Sep 2019	$313,520	$7,865

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Russell 2000 Index	2.40%	At Maturity	07/29/19	895	$1,402,748	$42,133
Barclays Bank plc	Russell 2000 Index	2.37%	At Maturity	07/31/19	774	1,213,224	37,791
Goldman Sachs International	Russell 2000 Index	2.62%	At Maturity	07/29/19	735	1,150,997	35,853
						$3,766,969	$115,777

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Warrants	$—	$—	$—	*	$—
Rights	2	—	—	*	2
Mutual Funds	711,121	—	—		711,121
U.S. Treasury Bills	—	14,987	—		14,987
Repurchase Agreements	—	1,178,942	—		1,178,942
Equity Futures Contracts**	7,865	—	—		7,865
Equity Index Swap Agreements**	—	115,777	—		115,777
Total Assets	$718,988	$1,309,706	$—		$2,028,694

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$448,611	$1,900,975	$(2,000,000)	$(681)	$2,172	$351,077	14,145	$11,030
Guggenheim Ultra Short Duration Fund - Institutional Class	459,770	2,549,718	(2,650,000)	414	142	360,044	36,149	9,767
	$908,381	$4,450,693	$(4,650,000)	$(267)	$2,314	$711,121		$20,797

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $14,986)	$14,989
Investments in affiliated issuers, at value (cost $710,695)	711,121
Repurchase agreements, at value (cost $1,178,942)	1,178,942
Unrealized appreciation on OTC swap agreements	115,777
Receivables:
Fund shares sold	23,745
Swap settlement	4,390
Variation margin on futures contracts	3,560
Dividends	2,269
Interest	246
Total assets	2,055,039

Liabilities:
Payable for:
Securities purchased	2,251
Professional fees	2,177
Printing fees	1,392
Management fees	1,111
Licensing fees	742
Transfer agent and administrative fees	335
Investor service fees	335
Portfolio accounting fees	134
Trustees’ fees*	55
Fund shares redeemed	51
Miscellaneous	1,659
Total liabilities	10,242
Commitments and contingent liabilities (Note 13)	—
Net assets	$2,044,797

Net assets consist of:
Paid in capital	$2,542,576
Total distributable earnings (loss)	(497,779)
Net assets	$2,044,797
Capital shares outstanding	9,644
Net asset value per share	$212.03

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$49
Dividends from securities of affiliated issuers	20,797
Interest	17,217
Income from securities lending, net	1
Total investment income	38,064

Expenses:
Management fees	13,462
Investor service fees	3,739
Transfer agent and administrative fees	3,739
Professional fees	5,129
Portfolio accounting fees	1,496
Trustees’ fees*	779
Custodian fees	648
Line of credit fees	6
Miscellaneous	226
Total expenses	29,224
Less:
Expenses waived by Adviser	(917)
Net expenses	28,307
Net investment income	9,757

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	11,735
Investments in affiliated issuers	(267)
Swap agreements	125,955
Futures contracts	3,168
Net realized gain	140,591
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,050)
Investments in affiliated issuers	2,314
Swap agreements	76,921
Futures contracts	18,875
Net change in unrealized appreciation (depreciation)	91,060
Net realized and unrealized gain	231,651
Net increase in net assets resulting from operations	$241,408

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,757	$16,911
Net realized gain (loss) on investments	140,591	(623,839)
Net change in unrealized appreciation (depreciation) on investments	91,060	(99,825)
Net increase (decrease) in net assets resulting from operations	241,408	(706,753)

Distributions to shareholders	—	(567,824)

Capital share transactions:
Proceeds from sale of shares	14,065,151	138,484,712
Distributions reinvested	—	567,824
Cost of shares redeemed	(13,952,241)	(143,127,280)
Net increase (decrease) from capital share transactions	112,910	(4,074,744)
Net increase (decrease) in net assets	354,318	(5,349,321)

Net assets:
Beginning of period	1,690,479	7,039,800
End of period	$2,044,797	$1,690,479

Capital share activity:
Shares sold	68,474	548,261
Shares issued from reinvestment of distributions	—	2,192
Shares redeemed	(69,365)	(569,919)
Net decrease in shares	(891)	(19,466)

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$160.46	$234.65	$192.92	$139.69	$180.03	$262.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.66	.70	(.79)	(1.11)	(1.73)	(2.53)
Net gain (loss) on investments (realized and unrealized)	50.91	(54.40)	50.24	54.34	(17.40)	11.64
Total from investment operations	51.57	(53.70)	49.45	53.23	(19.13)	9.11
Less distributions from:
Net realized gains	—	(20.49)	(7.72)	—	(21.21)	(91.86)
Total distributions	—	(20.49)	(7.72)	—	(21.21)	(91.86)
Net asset value, end of period	$212.03	$160.46	$234.65	$192.92	$139.69	$180.03

Total Return[c]	32.14%	(26.21%)	26.26%	38.11%	(13.15%)	5.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,045	$1,690	$7,040	$5,747	$2,770	$5,528
Ratios to average net assets:
Net investment income (loss)	0.65%	0.28%	(0.38%)	(0.74%)	(1.00%)	(1.07%)
Total expenses[d]	1.95%	1.82%	1.80%	1.77%	1.70%	1.77%
Net expenses[e]	1.89%	1.82%	1.80%	1.77%	1.70%	1.77%
Portfolio turnover rate	417%	625%	525%	1,125%	327%	360%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.3%
Guggenheim Ultra Short Duration Fund - Institutional Class	32.1%
Total	64.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	24.02%	(9.00%)	7.49%	16.69%
Russell 2000 Index	16.98%	(3.31%)	9.24%	15.62%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

WARRANTS††† - 0.0%
Imperial Holdings, Inc.*,1
$10.75, 10/06/19	2	$—
Total Warrants
(Cost $—)		—

RIGHTS† - 0.0%
Hertz Global Holdings, Inc.*	20	39
Omthera Pharmaceuticals, Inc. †††,*,1	37	—
A Schulman, Inc. †††,*,1	18	—
Tobira Therapeutics, Inc. †††,*,1	8	—
Nexstar Media Group, Inc. †††,*,1	132	—
Total Rights
(Cost $—)		39

MUTUAL FUNDS† - 64.4%
Guggenheim Strategy Fund II2	81,635	2,026,189
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	202,656	2,018,453
Total Mutual Funds
(Cost $4,047,725)		4,044,642

	Face Amount

U.S. TREASURY BILLS†† - 5.1%
U.S. Treasury Bills
2.12% due 08/01/19[3]	$170,000	169,706
2.09% due 08/01/19[3]	150,000	149,740
Total U.S. Treasury Bills
(Cost $319,402)		319,446

FEDERAL AGENCY NOTES†† - 4.0%
Federal Farm Credit Bank
2.70% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[4]	250,000	250,461
Total Federal Agency Notes
(Cost $250,000)		250,461

FEDERAL AGENCY DISCOUNT NOTES†† - 1.6%
Federal Home Loan Bank
2.22% due 07/02/19[3]	100,000	99,994
Total Federal Agency Discount Notes
(Cost $99,994)		99,994

REPURCHASE AGREEMENTS††,5 - 19.0%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[6]	795,784	795,784
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[6]	197,686	197,686
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[6]	197,686	197,686
Total Repurchase Agreements
(Cost $1,191,156)		1,191,156

Total Investments - 94.1%
(Cost $5,908,277)		$5,905,738
Other Assets & Liabilities, net - 5.9%		370,603
Total Net Assets - 100.0%		$6,276,341

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	2.37%	At Maturity	07/31/19	3,459	$5,418,980	$168,794
BNP Paribas	Russell 2000 Index	2.40%	At Maturity	07/29/19	1,920	3,007,353	90,553
Goldman Sachs International	Russell 2000 Index	2.62%	At Maturity	07/29/19	624	977,225	30,439
						$9,403,558	$289,786

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Warrants	$—	$—	$—	*	$—
Rights	39	—	—	*	39
Mutual Funds	4,044,642	—	—		4,044,642
U.S. Treasury Bills	—	319,446	—		319,446
Federal Agency Notes	—	250,461	—		250,461
Federal Agency Discount Notes	—	99,994	—		99,994
Repurchase Agreements	—	1,191,156	—		1,191,156
Equity Index Swap Agreements**	—	289,786	—		289,786
Total Assets	$4,044,681	$2,150,843	$—		$6,195,524

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,998,839	$527,310	$(500,000)	$(3,154)	$3,194	$2,026,189	81,635	$27,558
Guggenheim Ultra Short Duration Fund - Institutional Class	1,893,534	2,224,631	(2,100,000)	(7,217)	7,505	2,018,453	202,656	24,830
	$3,892,373	$2,751,941	$(2,600,000)	$(10,371)	$10,699	$4,044,642		$52,388

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $669,396)	$669,940
Investments in affiliated issuers, at value (cost $4,047,725)	4,044,642
Repurchase agreements, at value (cost $1,191,156)	1,191,156
Cash	8
Segregated cash with broker	49,787
Unrealized appreciation on OTC swap agreements	289,786
Receivables:
Fund shares sold	38,922
Swap settlement	11,204
Dividends	8,900
Interest	567
Securities lending income	8
Total assets	6,304,920

Liabilities:
Payable for:
Securities purchased	8,605
Professional fees	4,819
Management fees	3,764
Printing fees	3,083
Licensing fees	1,688
Transfer agent and administrative fees	1,135
Investor service fees	1,135
Portfolio accounting fees	454
Trustees’ fees*	123
Fund shares redeemed	17
Miscellaneous	3,756
Total liabilities	28,579
Commitments and contingent liabilities (Note 13)	—
Net assets	$6,276,341

Net assets consist of:
Paid in capital	$6,593,363
Total distributable earnings (loss)	(317,022)
Net assets	$6,276,341
Capital shares outstanding	87,891
Net asset value per share	$71.41

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1)	$3,867
Dividends from securities of affiliated issuers	52,388
Interest	25,124
Income from securities lending, net	79
Total investment income	81,458

Expenses:
Management fees	29,806
Investor service fees	8,280
Transfer agent and administrative fees	8,280
Professional fees	8,186
Portfolio accounting fees	3,312
Trustees’ fees*	1,213
Custodian fees	958
Line of credit fees	10
Miscellaneous	4,513
Total expenses	64,558
Less:
Expenses waived by Adviser	(2,340)
Net expenses	62,218
Net investment income	19,240

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	109,463
Investments in affiliated issuers	(10,371)
Swap agreements	1,040,994
Futures contracts	14,323
Net realized gain	1,154,409
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(34,618)
Investments in affiliated issuers	10,699
Swap agreements	171,777
Futures contracts	44,040
Net change in unrealized appreciation (depreciation)	191,898
Net realized and unrealized gain	1,346,307
Net increase in net assets resulting from operations	$1,365,547

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$19,240	$43,568
Net realized gain (loss) on investments	1,154,409	(1,774,980)
Net change in unrealized appreciation (depreciation) on investments	191,898	(223,242)
Net increase (decrease) in net assets resulting from operations	1,365,547	(1,954,654)

Distributions to shareholders	—	(457,521)

Capital share transactions:
Proceeds from sale of shares	9,543,396	44,616,756
Distributions reinvested	—	457,521
Cost of shares redeemed	(11,105,395)	(45,258,875)
Net decrease from capital share transactions	(1,561,999)	(184,598)
Net decrease in net assets	(196,452)	(2,596,773)

Net assets:
Beginning of period	6,472,793	9,069,566
End of period	$6,276,341	$6,472,793

Capital share activity:
Shares sold	138,772	589,674
Shares issued from reinvestment of distributions	—	5,585
Shares redeemed	(163,303)	(604,439)
Net decrease in shares	(24,531)	(9,180)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$57.58	$74.58	$64.03	$49.10	$53.99	$51.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.34	(.14)	(.38)	(.46)	(.48)
Net gain (loss) on investments (realized and unrealized)	13.63	(13.90)	12.71	15.31	(4.43)	2.70
Total from investment operations	13.83	(13.56)	12.57	14.93	(4.89)	2.22
Less distributions from:
Net realized gains	—	(3.44)	(2.02)	—	—	—
Total distributions	—	(3.44)	(2.02)	—	—	—
Net asset value, end of period	$71.41	$57.58	$74.58	$64.03	$49.10	$53.99

Total Return[c]	24.02%	(19.57%)	20.01%	30.41%	(9.08%)	4.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,276	$6,473	$9,070	$9,759	$6,342	$11,085
Ratios to average net assets:
Net investment income (loss)	0.58%	0.45%	(0.21%)	(0.74%)	(0.84%)	(0.94%)
Total expenses[d]	1.95%	1.82%	1.80%	1.77%	1.70%	1.76%
Net expenses[e]	1.88%	1.81%	1.80%	1.77%	1.70%	1.76%
Portfolio turnover rate	75%	268%	234%	1,198%	406%	624%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund - Institutional Class	26.3%
Guggenheim Strategy Fund II	25.1%
Total	51.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	(14.60%)	2.62%	(8.84%)	(15.97%)
Russell 2000 Index	16.98%	(3.31%)	9.24%	15.62%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 51.4%
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	25,268	$251,674
Guggenheim Strategy Fund II1	9,687	240,441
Total Mutual Funds
(Cost $491,331)		492,115

	Face Amount

FEDERAL AGENCY NOTES†† - 10.4%
Federal Home Loan Bank
2.44% (3 Month USD LIBOR - 0.16%, Rate Floor: 0.00%) due 07/05/19[2]	$100,000	100,002
Total Federal Agency Notes
(Cost $100,002)		100,002

FEDERAL AGENCY DISCOUNT NOTES†† - 10.4%
Federal Home Loan Bank
2.22% due 07/02/19[3]	100,000	99,994
Total Federal Agency Discount Notes
(Cost $99,994)		99,994

REPURCHASE AGREEMENTS††,4 - 53.9%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[5]	344,672	344,672
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[5]	85,622	85,622
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[5]	85,622	85,622
Total Repurchase Agreements
(Cost $515,916)		515,916

Total Investments - 126.1%
(Cost $1,207,243)		$1,208,027
Other Assets & Liabilities, net - (26.1)%		(250,425)
Total Net Assets - 100.0%		$957,602

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	Russell 2000 Index	(1.90%)	At Maturity	07/29/19	165	$259,052	$(8,070)
Goldman Sachs International	Russell 2000 Index	(2.32%)	At Maturity	07/29/19	182	285,895	(8,905)
Barclays Bank plc	Russell 2000 Index	(1.87%)	At Maturity	07/31/19	253	396,824	(12,360)
						$941,771	$(29,335)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$492,115	$—	$—	$492,115
Federal Agency Notes	—	100,002	—	100,002
Federal Agency Discount Notes	—	99,994	—	99,994
Repurchase Agreements	—	515,916	—	515,916
Total Assets	$492,115	$715,912	$—	$1,208,027

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$29,335	$—	$29,335

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,209,164	$312,016	$(1,280,000)	$(4,204)	$3,465	$240,441	9,687	$7,167
Guggenheim Ultra Short Duration Fund - Institutional Class	1,060,232	431,340	(1,240,000)	(606)	708	251,674	25,268	6,451
	$2,269,396	$743,356	$(2,520,000)	$(4,810)	$4,173	$492,115		$13,618

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $199,996)	$199,996
Investments in affiliated issuers, at value (cost $491,331)	492,115
Repurchase agreements, at value (cost $515,916)	515,916
Receivables:
Securities sold	250,000
Dividends	2,316
Interest	696
Total assets	1,461,039

Liabilities:
Unrealized depreciation on OTC swap agreements	29,335
Payable for:
Fund shares redeemed	447,741
Swap settlement	19,096
Securities purchased	2,317
Management fees	964
Transfer agent and administrative fees	294
Investor service fees	294
Portfolio accounting fees	118
Trustees’ fees*	30
Miscellaneous	3,248
Total liabilities	503,437
Commitments and contingent liabilities (Note 13)	—
Net assets	$957,602

Net assets consist of:
Paid in capital	$7,775,087
Total distributable earnings (loss)	(6,817,485)
Net assets	$957,602
Capital shares outstanding	16,422
Net asset value per share	$58.31

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$13,618
Interest	7,729
Total investment income	21,347

Expenses:
Management fees	7,133
Investor service fees	1,981
Transfer agent and administrative fees	1,981
Portfolio accounting fees	793
Professional fees	383
Trustees’ fees*	170
Custodian fees	125
Miscellaneous	2,870
Total expenses	15,436
Less:
Expenses waived by Adviser	(632)
Net expenses	14,804
Net investment income	6,543

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(4,810)
Swap agreements	(445,964)
Futures contracts	(6,181)
Net realized loss	(456,955)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	13
Investments in affiliated issuers	4,173
Swap agreements	22,353
Futures contracts	(5,496)
Net change in unrealized appreciation (depreciation)	21,043
Net realized and unrealized loss	(435,912)
Net decrease in net assets resulting from operations	$(429,369)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,543	$7,165
Net realized gain (loss) on investments	(456,955)	261,341
Net change in unrealized appreciation (depreciation) on investments	21,043	(59,370)
Net increase (decrease) in net assets resulting from operations	(429,369)	209,136

Capital share transactions:
Proceeds from sale of shares	8,974,873	22,485,357
Cost of shares redeemed	(11,369,933)	(19,835,857)
Net increase (decrease) from capital share transactions	(2,395,060)	2,649,500
Net increase (decrease) in net assets	(2,824,429)	2,858,636

Net assets:
Beginning of period	3,782,031	923,395
End of period	$957,602	$3,782,031

Capital share activity:
Shares sold	149,026	376,275
Shares redeemed	(187,991)	(335,916)
Net increase (decrease) in shares	(38,965)	40,359

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Year Ended December 31, 2014[f,g]
Per Share Data
Net asset value, beginning of period	$68.28	$61.44	$71.04	$89.12	$89.01	$97.61
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	.31	(.51)	(.35)	(1.20)	(1.44)
Net gain (loss) on investments (realized and unrealized)	(10.22)	6.53	(9.09)	(17.73)	1.31	(7.16)
Total from investment operations	(9.97)	6.84	(9.60)	(18.08)	.11	(8.60)
Net asset value, end of period	$58.31	$68.28	$61.44	$71.04	$89.12	$89.01

Total Return[c]	(14.60%)	11.13%	(13.49%)	(20.28%)	0.10%	(8.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$958	$3,782	$923	$12,310	$6,949	$1,592
Ratios to average net assets:
Net investment income (loss)	0.83%	0.51%	(0.74%)	(1.14%)	(1.39%)	(1.50%)
Total expenses[d]	1.95%	1.83%	1.80%	1.75%	1.71%	1.76%
Net expenses[e]	1.87%	1.82%	1.80%	1.75%	1.71%	1.76%
Portfolio turnover rate	74%	287%	445%	1,160%	452%	415%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[g]	Reverse share split — Per share amounts for December 31, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance, before fees and expenses, of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	31.4%
Guggenheim Ultra Short Duration Fund - Institutional Class	27.7%
Boeing Co.	1.2%
UnitedHealth Group, Inc.	0.8%
Home Depot, Inc.	0.7%
McDonald’s Corp.	0.7%
Goldman Sachs Group, Inc.	0.7%
Apple, Inc.	0.6%
Visa, Inc. — Class A	0.6%
3M Co.	0.6%
Top Ten Total	65.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	28.88%	16.33%	19.84%	26.10%
Dow Jones Industrial Average Index	15.40%	12.20%	12.29%	15.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 12.7%

Industrial - 2.6%
Boeing Co.	517	$188,193
3M Co.	517	89,617
Caterpillar, Inc.	518	70,598
United Technologies Corp.	517	67,314
Total Industrial		415,722

Financial - 2.5%
Goldman Sachs Group, Inc.	517	105,778
Visa, Inc. — Class A	517	89,725
Travelers Companies, Inc.	517	77,302
American Express Co.	517	63,819
JPMorgan Chase & Co.	517	57,800
Total Financial		394,424

Consumer, Non-cyclical - 2.2%
UnitedHealth Group, Inc.	517	126,153
Johnson & Johnson	517	72,008
Procter & Gamble Co.	517	56,689
Merck & Company, Inc.	517	43,351
Coca-Cola Co.	517	26,326
Pfizer, Inc.	517	22,396
Total Consumer, Non-cyclical		346,923

Consumer, Cyclical - 2.1%
Home Depot, Inc.	519	107,937
McDonald’s Corp.	517	107,360
Walmart, Inc.	518	57,234
NIKE, Inc. — Class B	517	43,402
Walgreens Boots Alliance, Inc.	518	28,319
Total Consumer, Cyclical		344,252

Technology - 1.7%
Apple, Inc.	520	102,919
International Business Machines Corp.	517	71,294
Microsoft Corp.	517	69,257
Intel Corp.	517	24,749
Total Technology		268,219

Communications - 0.8%
Walt Disney Co.	517	72,194
Verizon Communications, Inc.	517	29,536
Cisco Systems, Inc.	521	28,514
Total Communications		130,244

Energy - 0.6%
Chevron Corp.	517	64,335
Exxon Mobil Corp.	517	39,618
Total Energy		103,953

Basic Materials - 0.2%
Dow, Inc.	517	25,493

Total Common Stocks
(Cost $1,499,584)		2,029,230

MUTUAL FUNDS† - 59.1%
Guggenheim Strategy Fund II1	201,881	5,010,676
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	443,832	4,420,570
Total Mutual Funds
(Cost $9,439,825)		9,431,246

	Face Amount

U.S. TREASURY BILLS†† - 7.3%
U.S. Treasury Bills
2.12% due 08/01/19[2]	$560,000	559,030
1.90% due 08/01/19[2]	450,000	449,221
2.09% due 08/01/19[2]	100,000	99,827
2.11% due 07/16/19[2,3]	61,000	60,948
Total U.S. Treasury Bills
(Cost $1,168,948)		1,169,026

REPURCHASE AGREEMENTS††,4 - 15.2%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[5]	1,617,076	1,617,076
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[5]	401,710	401,710
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[5]	401,709	401,709
Total Repurchase Agreements
(Cost $2,420,495)		2,420,495

Total Investments - 94.3%
(Cost $14,528,852)		$15,049,997
Other Assets & Liabilities, net - 5.7%		907,117
Total Net Assets - 100.0%		$15,957,114

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
DOW 2x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	5	Sep 2019	$664,700	$11,442

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	2.90%	At Maturity	07/29/19	639	$16,985,420	$37,421
Barclays Bank plc	Dow Jones Industrial Average Index	2.87%	At Maturity	07/31/19	435	11,578,665	27,480
						$28,564,085	$64,901

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,029,230	$—	$—	$2,029,230
Mutual Funds	9,431,246	—	—	9,431,246
U.S. Treasury Bills	—	1,169,026	—	1,169,026
Repurchase Agreements	—	2,420,495	—	2,420,495
Equity Futures Contracts**	11,442	—	—	11,442
Equity Index Swap Agreements**	—	64,901	—	64,901
Total Assets	$11,471,918	$3,654,422	$—	$15,126,340

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
DOW 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,151,762	$2,061,166	$(1,200,000)	$(7,817)	$5,565	$5,010,676	201,881	$61,680
Guggenheim Ultra Short Duration Fund - Institutional Class	2,275,396	6,147,303	(4,000,000)	(6,489)	4,360	4,420,570	443,832	47,544
	$6,427,158	$8,208,469	$(5,200,000)	$(14,306)	$9,925	$9,431,246		$109,224

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $2,668,532)	$3,198,256
Investments in affiliated issuers, at value (cost $9,439,825)	9,431,246
Repurchase agreements, at value (cost $2,420,495)	2,420,495
Segregated cash with broker	58,400
Unrealized appreciation on OTC swap agreements	64,901
Receivables:
Fund shares sold	841,588
Dividends	26,471
Variation margin on futures contracts	1,050
Interest	504
Total assets	16,042,911

Liabilities:
Payable for:
Securities purchased	25,385
Professional fees	11,298
Swap settlement	10,813
Management fees	10,655
Printing fees	7,227
Transfer agent and administrative fees	3,251
Investor service fees	3,251
Portfolio accounting fees	1,301
Trustees’ fees*	290
Fund shares redeemed	71
Miscellaneous	12,255
Total liabilities	85,797
Commitments and contingent liabilities (Note 13)	—
Net assets	$15,957,114

Net assets consist of:
Paid in capital	$14,444,717
Total distributable earnings (loss)	1,512,397
Net assets	$15,957,114
Capital shares outstanding	111,046
Net asset value per share	$143.70

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$49,203
Dividends from securities of affiliated issuers	109,224
Interest	39,180
Total investment income	197,607

Expenses:
Management fees	69,880
Investor service fees	19,411
Transfer agent and administrative fees	19,411
Professional fees	11,627
Portfolio accounting fees	7,764
Trustees’ fees*	2,078
Custodian fees	1,761
Line of credit fees	1
Miscellaneous	18,522
Total expenses	150,455
Less:
Expenses waived by Adviser	(4,340)
Net expenses	146,115
Net investment income	51,492

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	201,088
Investments in affiliated issuers	(14,306)
Swap agreements	2,963,605
Futures contracts	388,146
Net realized gain	3,538,533
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	382,769
Investments in affiliated issuers	9,925
Swap agreements	(119,079)
Futures contracts	89,396
Net change in unrealized appreciation (depreciation)	363,011
Net realized and unrealized gain	3,901,544
Net increase in net assets resulting from operations	$3,953,036

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$51,492	$111,188
Net realized gain (loss) on investments	3,538,533	(2,619,591)
Net change in unrealized appreciation (depreciation) on investments	363,011	(289,075)
Net increase (decrease) in net assets resulting from operations	3,953,036	(2,797,478)

Distributions to shareholders	—	(3,676,566)

Capital share transactions:
Proceeds from sale of shares	36,219,183	97,491,839
Distributions reinvested	—	3,676,566
Cost of shares redeemed	(38,424,555)	(103,803,896)
Net decrease from capital share transactions	(2,205,372)	(2,635,491)
Net increase (decrease) in net assets	1,747,664	(9,109,535)

Net assets:
Beginning of period	14,209,450	23,318,985
End of period	$15,957,114	$14,209,450

Capital share activity:
Shares sold	272,490	642,512
Shares issued from reinvestment of distributions	—	27,641
Shares redeemed	(288,884)	(678,730)
Net decrease in shares	(16,394)	(8,577)

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$111.50	$171.44	$110.08	$84.22	$112.60	$169.97
Income (loss) from investment operations:
Net investment income (loss)[b]	.44	1.01	.25	.06	(.06)	(.40)
Net gain (loss) on investments (realized and unrealized)	31.76	(18.55)	63.43	25.80	(2.89)	27.20
Total from investment operations	32.20	(17.54)	63.68	25.86	(2.95)	26.80
Less distributions from:
Net investment income	—	(.36)	(.06)	—	—	—
Net realized gains	—	(42.04)	(2.26)	—	(25.43)	(84.17)
Total distributions	—	(42.40)	(2.32)	—	(25.43)	(84.17)
Net asset value, end of period	$143.70	$111.50	$171.44	$110.08	$84.22	$112.60

Total Return[c]	28.88%	(14.23%)	58.51%	30.72%	(4.22%)	16.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,957	$14,209	$23,319	$16,510	$21,905	$19,978
Ratios to average net assets:
Net investment income (loss)	0.66%	0.65%	0.18%	0.07%	(0.06%)	(0.25%)
Total expenses[d]	1.94%	1.80%	1.81%	1.77%	1.72%	1.76%
Net expenses[e]	1.88%	1.80%	1.81%	1.77%	1.72%	1.76%
Portfolio turnover rate	121%	362%	256%	361%	212%	227%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.8%
Guggenheim Ultra Short Duration Fund - Institutional Class	24.2%
Total	57.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	(24.62%)	(22.61%)	(23.87%)	(29.15%)
Dow Jones Industrial Average Index	15.40%	12.20%	12.29%	15.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
INVERSE DOW 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 57.0%
Guggenheim Strategy Fund II1	46,417	$1,152,068
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	85,599	852,566
Total Mutual Funds
(Cost $2,004,874)		2,004,634

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 8.5%
Federal Home Loan Bank
2.22% due 07/02/19[2]	$300,000	299,982
Total Federal Agency Discount Notes
(Cost $299,982)		299,982

FEDERAL AGENCY NOTES†† - 2.8%
Farmer Mac
1.55% due 07/03/19	100,000	99,996
Total Federal Agency Notes
(Cost $99,994)		99,996

REPURCHASE AGREEMENTS††,3 - 33.7%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[4]	791,672	791,672
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[4]	196,665	196,665
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[4]	196,665	196,665
Total Repurchase Agreements
(Cost $1,185,002)		1,185,002

Total Investments - 102.0%
(Cost $3,589,852)		$3,589,614
Other Assets & Liabilities, net - (2.0)%		(70,198)
Total Net Assets - 100.0%		$3,519,416

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
Dow Jones Industrial Average Index Mini Futures Contracts	3	Sep 2019	$398,820	$1,140

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Dow Jones Industrial Average Index	(2.62%)	At Maturity	07/31/19	42	$1,117,935	$(2,656)
BNP Paribas	Dow Jones Industrial Average Index	(2.40%)	At Maturity	07/29/19	209	5,547,166	(13,160)
						$6,665,101	$(15,816)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,004,634	$—	$—	$2,004,634
Federal Agency Discount Notes	—	299,982	—	299,982
Federal Agency Notes	—	99,996	—	99,996
Repurchase Agreements	—	1,185,002	—	1,185,002
Equity Futures Contracts**	1,140	—	—	1,140
Total Assets	$2,005,774	$1,584,980	$—	$3,590,754

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$15,816	$—	$15,816

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$649,397	$2,111,936	$(1,610,000)	$(2,910)	$3,645	$1,152,068	46,417	$12,029
Guggenheim Ultra Short Duration Fund - Institutional Class	447,159	2,460,018	(2,055,000)	(622)	1,011	852,566	85,599	10,065
	$1,096,556	$4,571,954	$(3,665,000)	$(3,532)	$4,656	$2,004,634		$22,094

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $399,976)	$399,978
Investments in affiliated issuers, at value (cost $2,004,874)	2,004,634
Repurchase agreements, at value (cost $1,185,002)	1,185,002
Segregated cash with broker	16,500
Receivables:
Dividends	3,145
Fund shares sold	2,745
Swap settlement	1,715
Interest	1,013
Total assets	3,614,732

Liabilities:
Unrealized depreciation on OTC swap agreements	15,816
Payable for:
Fund shares redeemed	65,506
Securities purchased	3,145
Management fees	1,482
Variation margin on futures contracts	630
Transfer agent and administrative fees	446
Investor service fees	446
Portfolio accounting fees	179
Trustees’ fees*	72
Miscellaneous	7,594
Total liabilities	95,316
Commitments and contingent liabilities (Note 13)	—
Net assets	$3,519,416

Net assets consist of:
Paid in capital	$22,037,360
Total distributable earnings (loss)	(18,517,944)
Net assets	$3,519,416
Capital shares outstanding	113,894
Net asset value per share	$30.90

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$22,094
Interest	27,628
Total investment income	49,722

Expenses:
Management fees	17,769
Investor service fees	4,936
Transfer agent and administrative fees	4,936
Professional fees	2,793
Portfolio accounting fees	1,974
Trustees’ fees*	503
Custodian fees	395
Line of credit fees	4
Miscellaneous	5,093
Total expenses	38,403
Less:
Expenses waived by Adviser	(971)
Net expenses	37,432
Net investment income	12,290

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	17
Investments in affiliated issuers	(3,532)
Swap agreements	(982,398)
Futures contracts	(27,502)
Net realized loss	(1,013,415)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	36
Investments in affiliated issuers	4,656
Swap agreements	15,174
Futures contracts	1,140
Net change in unrealized appreciation (depreciation)	21,006
Net realized and unrealized loss	(992,409)
Net decrease in net assets resulting from operations	$(980,119)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,290	$22,977
Net realized gain (loss) on investments	(1,013,415)	1,044,324
Net change in unrealized appreciation (depreciation) on investments	21,006	(53,383)
Net increase (decrease) in net assets resulting from operations	(980,119)	1,013,918

Capital share transactions:
Proceeds from sale of shares	40,455,059	56,638,059
Cost of shares redeemed	(38,077,322)	(59,229,156)
Net increase (decrease) from capital share transactions	2,377,737	(2,591,097)
Net increase (decrease) in net assets	1,397,618	(1,577,179)

Net assets:
Beginning of period	2,121,798	3,698,977
End of period	$3,519,416	$2,121,798

Capital share activity:
Shares sold	1,103,416	1,570,062
Shares redeemed	(1,041,281)	(1,609,825)
Net increase (decrease) in shares	62,135	(39,763)

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[g]	Year Ended December 31, 2015[g]	Year Ended December 31, 2014[f,g]
Per Share Data
Net asset value, beginning of period	$40.99	$40.42	$66.22	$94.11	$102.38	$130.67
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.25	(.32)	(.25)	(1.50)	(1.80)
Net gain (loss) on investments (realized and unrealized)	(10.19)	.32	(25.48)	(27.64)	(6.77)	(26.49)
Total from investment operations	(10.09)	.57	(25.80)	(27.89)	(8.27)	(28.29)
Net asset value, end of period	$30.90	$40.99	$40.42	$66.22	$94.11	$102.38

Total Return[c]	(24.62%)	1.43%	(38.95%)	(29.65%)	(8.03%)	(21.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,519	$2,122	$3,699	$3,403	$5,057	$2,305
Ratios to average net assets:
Net investment income (loss)	0.62%	0.67%	(0.58%)	(0.84%)	(1.52%)	(1.51%)
Total expenses[d]	1.95%	1.81%	1.81%	1.77%	1.72%	1.77%
Net expenses[e]	1.90%	1.80%	1.81%	1.77%	1.72%	1.77%
Portfolio turnover rate	225%	524%	915%	642%	270%	247%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2014, have been restated to reflect a 1:10 reverse share split effective January 24, 2014.
[g]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	39.3%
Guggenheim Strategy Fund II	13.5%
Guggenheim Ultra Short Duration Fund - Institutional Class	8.6%
Total	61.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	13.20%	13.09%	5.26%	6.53%
Price Movement of Long Treasury Bond**	10.23%	9.41%	2.91%	2.88%
Bloomberg Barclays U.S. Long Treasury Index	10.98%	12.30%	5.71%	6.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 22.1%
Guggenheim Strategy Fund II1	86,381	$2,143,980
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	136,199	1,356,545
Total Mutual Funds
(Cost $3,502,425)		3,500,525

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 39.3%
U.S. Treasury Bonds
2.88% due 05/15/49	$5,800,000	6,211,437
Total U.S. Government Securities
(Cost $5,894,145)		6,211,437

FEDERAL AGENCY DISCOUNT NOTES†† - 14.5%
Federal Home Loan Bank
1.90% due 07/01/19[2]	2,300,000	2,300,000
Total Federal Agency Discount Notes
(Cost $2,300,000)		2,300,000

U.S. TREASURY BILLS†† - 1.3%
U.S. Treasury Bills
2.11% due 07/16/19[2,3]	205,000	204,825
Total U.S. Treasury Bills
(Cost $204,813)		204,825

REPURCHASE AGREEMENTS††,4 - 27.6%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	2,910,760	2,910,760
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	723,083	723,083
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	723,082	723,082
Total Repurchase Agreements
(Cost $4,356,925)		4,356,925

Total Investments - 104.8%
(Cost $16,258,308)		$16,573,712
Other Assets & Liabilities, net - (4.8)%		(760,428)
Total Net Assets - 100.0%		$15,813,284

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	82	Sep 2019	$14,547,313	$314,436

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$3,500,525	$—	$—	$3,500,525
U.S. Government Securities	—	6,211,437	—	6,211,437
Federal Agency Discount Notes	—	2,300,000	—	2,300,000
U.S. Treasury Bills	—	204,825	—	204,825
Repurchase Agreements	—	4,356,925	—	4,356,925
Interest Rate Futures Contracts**	314,436	—	—	314,436
Total Assets	$3,814,961	$13,073,187	$—	$16,888,148

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,111,413	$1,384,037	$(2,350,000)	$(14,835)	$13,365	$2,143,980	86,381	$34,422
Guggenheim Ultra Short Duration Fund - Institutional Class	1,590,738	4,616,366	(4,850,000)	(6,989)	6,430	1,356,545	136,199	16,533
	$4,702,151	$6,000,403	$(7,200,000)	$(21,824)	$19,795	$3,500,525		$50,955

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $8,398,958)	$8,716,262
Investments in affiliated issuers, at value (cost $3,502,425)	3,500,525
Repurchase agreements, at value (cost $4,356,925)	4,356,925
Segregated cash with broker	96,381
Receivables:
Interest	22,206
Dividends	11,560
Total assets	16,703,859

Liabilities:
Payable for:
Fund shares redeemed	804,033
Variation margin on futures contracts	29,710
Securities purchased	11,560
Management fees	7,743
Investor service fees	4,065
Transfer agent and administrative fees	3,252
Portfolio accounting fees	1,626
Trustees’ fees*	298
Miscellaneous	28,288
Total liabilities	890,575
Commitments and contingent liabilities (Note 13)	—
Net assets	$15,813,284

Net assets consist of:
Paid in capital	$25,359,695
Total distributable earnings (loss)	(9,546,411)
Net assets	$15,813,284
Capital shares outstanding	475,235
Net asset value per share	$33.27

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$50,955
Interest	175,928
Total investment income	226,883

Expenses:
Management fees	39,853
Investor service fees	19,926
Transfer agent and administrative fees	15,941
Professional fees	11,213
Portfolio accounting fees	7,971
Trustees’ fees*	1,660
Custodian fees	1,549
Line of credit fees	334
Miscellaneous	16,826
Total expenses	115,273
Less:
Expenses waived by Adviser	(1,552)
Net expenses	113,721
Net investment income	113,162

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,415,833
Investments in affiliated issuers	(21,824)
Futures contracts	875,203
Net realized gain	2,269,212
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(29,607)
Investments in affiliated issuers	19,795
Futures contracts	(187,710)
Net change in unrealized appreciation (depreciation)	(197,522)
Net realized and unrealized gain	2,071,690
Net increase in net assets resulting from operations	$2,184,852

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$113,162	$199,261
Net realized gain (loss) on investments	2,269,212	(1,208,479)
Net change in unrealized appreciation (depreciation) on investments	(197,522)	657,189
Net increase (decrease) in net assets resulting from operations	2,184,852	(352,029)

Distributions to shareholders	(112,665)	(219,788)

Capital share transactions:
Proceeds from sale of shares	123,830,132	246,354,128
Distributions reinvested	112,665	219,788
Cost of shares redeemed	(123,638,130)	(244,183,035)
Net increase from capital share transactions	304,667	2,390,881
Net increase in net assets	2,376,854	1,819,064

Net assets:
Beginning of period	13,436,430	11,617,366
End of period	$15,813,284	$13,436,430

Capital share activity:
Shares sold	4,013,359	8,395,631
Shares issued from reinvestment of distributions	3,668	7,557
Shares redeemed	(3,995,706)	(8,314,762)
Net increase in shares	21,321	88,426

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$29.60	$31.79	$29.36	$29.73	$45.27	$33.88
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.46	.38	.31	.32	.29
Net gain (loss) on investments (realized and unrealized)	3.67	(2.16)	2.43	(.38)	(3.29)	11.38
Total from investment operations	3.89	(1.70)	2.81	(.07)	(2.97)	11.67
Less distributions from:
Net investment income	(.22)	(.46)	(.38)	(.30)	(.31)	(.28)
Net realized gains	—	(.03)	—	—	(12.26)	—
Total distributions	(.22)	(.49)	(.38)	(.30)	(12.57)	(.28)
Net asset value, end of period	$33.27	$29.60	$31.79	$29.36	$29.73	$45.27

Total Return[c]	13.20%	(5.32%)	9.64%	(0.33%)	(5.09%)	34.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,813	$13,436	$11,617	$17,124	$17,372	$28,003
Ratios to average net assets:
Net investment income (loss)	1.42%	1.58%	1.24%	0.93%	0.86%	0.72%
Total expenses[d]	1.45%	1.32%	1.30%	1.25%	1.21%	1.26%
Net expenses[e]	1.43%	1.32%	1.30%	1.25%	1.21%	1.26%
Portfolio turnover rate	748%	2,292%	2,055%	1,386%	1,800%	1,763%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	37.1%
Guggenheim Ultra Short Duration Fund - Institutional Class	37.1%
Total	74.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	(9.64%)	(9.73%)	(6.71%)	(8.78%)
Price Movement of Long Treasury Bond**	10.23%	9.41%	2.91%	2.88%
Bloomberg Barclays U.S. Long Treasury Index	10.98%	12.30%	5.71%	6.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 74.2%
Guggenheim Strategy Fund II1	35,452	$879,928
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	88,151	877,980
Total Mutual Funds
(Cost $1,755,380)		1,757,908

	Face Amount

FEDERAL AGENCY NOTES†† - 9.5%
Farmer Mac
2.48% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$125,000	124,999
1.55% due 07/03/19	100,000	99,997
Total Federal Agency Notes
(Cost $224,994)		224,996

FEDERAL AGENCY DISCOUNT NOTES†† - 4.2%
Federal Home Loan Bank
2.22% due 07/02/19[3]	100,000	99,994
Total Federal Agency Discount Notes
(Cost $99,994)		99,994

U.S. TREASURY BILLS†† - 1.2%
U.S. Treasury Bills
2.11% due 07/16/19[3,4]	28,000	27,976
Total U.S. Treasury Bills
(Cost $27,974)		27,976

REPURCHASE AGREEMENTS†† - 55.6%
Individual Repurchase Agreements[5]
Mizuho Financial Group, Inc. issued 06/28/19 at 2.25% due 07/01/19 (secured by a U.S. Treasury Bond, at a rate of 2.88% and maturing 05/15/49 as collateral, with a value of $537,734) to be repurchased at $527,213	527,114	527,114
Barclays Capital issued 06/28/19 at 2.10% due 07/01/19 (secured by a U.S. Treasury Bond, at a rate of 2.88% and maturing 05/15/49 as collateral, with a value of $536,853) to be repurchased at $526,342	526,250	526,250

Joint Repurchase Agreements[6]
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	175,819	175,819
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	43,677	43,677
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	43,677	43,677
Total Repurchase Agreements
(Cost $1,316,537)		1,316,537

Total Investments - 144.7%
(Cost $3,424,879)		$3,427,411

U.S. Government Securities Sold Short†† - (45.2%)
U.S. Treasury Bond
2.88% due 05/15/49	1,000,000	(1,070,938)
Total U.S. Government Securities Sold Short
(Proceeds $1,026,339)		(1,070,938)
Other Assets & Liabilities, net - 0.5%		11,388
Total Net Assets - 100.0%		$2,367,861

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	8	Sep 2019	$1,419,250	$(42,888)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[5]	All or a portion of this security is pledged as short security collateral at June 30, 2019.
[6]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,757,908	$—	$—	$1,757,908
Federal Agency Notes	—	224,996	—	224,996
Federal Agency Discount Notes	—	99,994	—	99,994
U.S. Treasury Bills	—	27,976	—	27,976
Repurchase Agreements	—	1,316,537	—	1,316,537
Total Assets	$1,757,908	$1,669,503	$—	$3,427,411

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$1,070,938	$—	$1,070,938
Interest Rate Futures Contracts**	42,888	—	—	42,888
Total Liabilities	$42,888	$1,070,938	$—	$1,113,826

**	This derivative is reported as unrealized appreciation/depreciation at period end.

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,467,994	$976,611	$(1,565,000)	$(3,152)	$3,475	$879,928	35,452	$16,793
Guggenheim Ultra Short Duration Fund - Institutional Class	1,452,530	975,177	(1,550,000)	(6,104)	6,377	877,980	88,151	15,330
	$2,920,524	$1,951,788	$(3,115,000)	$(9,256)	$9,852	$1,757,908		$32,123

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $352,962)	$352,966
Investments in affiliated issuers, at value (cost $1,755,380)	1,757,908
Repurchase agreements, at value (cost $1,316,537)	1,316,537
Receivables:
Fund shares sold	20,322
Dividends	4,383
Variation margin on futures contracts	2,750
Interest	1,279
Total assets	3,456,145

Liabilities:
Securities sold short, at value (proceeds $1,026,339)	1,070,938
Payable for:
Securities purchased	4,383
Interest payable on short sales	3,672
Management fees	1,566
Transfer agent and administrative fees	486
Investor service fees	486
Fund shares redeemed	419
Portfolio accounting fees	194
Trustees’ fees*	64
Miscellaneous	6,076
Total liabilities	1,088,284
Commitments and contingent liabilities (Note 13)	—
Net assets	$2,367,861

Net assets consist of:
Paid in capital	$9,687,594
Total distributable earnings (loss)	(7,319,733)
Net assets	$2,367,861
Capital shares outstanding	26,650
Net asset value per share	$88.85

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$32,123
Interest	35,853
Total investment income	67,976

Expenses:
Management fees	15,180
Investor service fees	4,217
Transfer agent and administrative fees	4,217
Short interest expense	33,611
Portfolio accounting fees	1,687
Trustees’ fees*	529
Custodian fees	416
Miscellaneous	5,819
Total expenses	65,676
Less:
Expenses waived by Adviser	(1,467)
Net expenses	64,209
Net investment income	3,767

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(9,256)
Futures contracts	(86,604)
Securities sold short	(248,991)
Net realized loss	(344,851)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	52
Investments in affiliated issuers	9,852
Futures contracts	15,820
Securities sold short	108,698
Net change in unrealized appreciation (depreciation)	134,422
Net realized and unrealized loss	(210,429)
Net decrease in net assets resulting from operations	$(206,662)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,767	$(29,356)
Net realized gain (loss) on investments	(344,851)	374,856
Net change in unrealized appreciation (depreciation) on investments	134,422	(213,288)
Net increase (decrease) in net assets resulting from operations	(206,662)	132,212

Capital share transactions:
Proceeds from sale of shares	27,180,711	42,664,602
Cost of shares redeemed	(29,032,113)	(43,047,030)
Net decrease from capital share transactions	(1,851,402)	(382,428)
Net decrease in net assets	(2,058,064)	(250,216)

Net assets:
Beginning of period	4,425,925	4,676,141
End of period	$2,367,861	$4,425,925

Capital share activity:
Shares sold	281,358	424,953
Shares redeemed	(299,718)	(429,298)
Net decrease in shares	(18,360)	(4,345)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[h]	Year Ended December 31, 2015[h]	Year Ended December 31, 2014[g,h]
Per Share Data
Net asset value, beginning of period	$98.33	$94.75	$104.00	$107.17	$108.46	$159.80
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	(.64)	(1.88)	(.87)	(3.63)	(5.40)
Net gain (loss) on investments (realized and unrealized)	(9.59)	4.22	(7.37)	(2.30)	2.34	(33.58)
Total from investment operations	(9.48)	3.58	(9.25)	(3.17)	(1.29)	(38.98)
Less distributions from:
Net realized gains	—	—	—	—	—	(12.36)
Total distributions	—	—	—	—	—	(12.36)
Net asset value, end of period	$88.85	$98.33	$94.75	$104.00	$107.17	$108.46

Total Return[c]	(9.64%)	3.79%	(8.89%)	(2.94%)	(1.22%)	(24.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,368	$4,426	$4,676	$3,821	$4,740	$6,595
Ratios to average net assets:
Net investment income (loss)	0.22%	(0.63%)	(1.89%)	(2.59%)	(3.39%)	(3.90%)
Total expenses[d]	3.89%	4.31%	4.00%	3.65%	3.66%	4.10%
Net expenses[e,f]	3.81%	4.30%	4.00%	3.65%	3.66%	4.10%
Portfolio turnover rate	582%	907%	2,300%	1,384%	1,305%	2,537%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Total expenses may include interest expense related to short sales. Excluding interest expense, the net expense ratios for the periods presented would be:

2019	2018	2017	2016	2015	2014
1.81%	1.75%	1.75%	1.72%	1.65%	1.71%

[g]	Reverse share split — Per share amounts for the period presented through December 31, 2014, have been restated to reflect a 1:5 reverse share split effective January 24, 2014.
[h]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 15, 2014

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	20.1%
Guggenheim Ultra Short Duration Fund - Institutional Class	20.1%
Total	40.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	Since Inception (10/15/14)
High Yield Strategy Fund	10.19%	10.46%	5.95%
Bloomberg Barclays U.S. Corporate High Yield Index	9.94%	7.48%	5.66%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
HIGH YIELD STRATEGY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 0.0%
iShares iBoxx High Yield Corporate Bond ETF	20	$1,743
SPDR Bloomberg Barclays High Yield Bond ETF[1]	15	1,634
Total Exchange-Traded Funds
(Cost $2,949)		3,377

MUTUAL FUNDS† - 40.2%
Guggenheim Strategy Fund II2	71,885	1,784,180
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	178,848	1,781,326
Total Mutual Funds
(Cost $3,555,526)		3,565,506

	Face Amount

FEDERAL AGENCY NOTES†† - 13.8%
Federal Home Loan Bank
2.44% (3 Month USD LIBOR - 0.16%, Rate Floor: 0.00%) due 07/05/19[3]	$635,000	635,010
2.34% (1 Month USD LIBOR - 0.07%, Rate Floor: 0.00%) due 10/01/19[3]	290,000	289,955
Farmer Mac
1.55% due 07/03/19	200,000	199,993
Federal Farm Credit Bank
2.70% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[3]	100,000	100,184
Total Federal Agency Notes
(Cost $1,225,012)		1,225,142

FEDERAL AGENCY DISCOUNT NOTES†† - 3.4%
Federal Home Loan Bank
2.22% due 07/02/19[4]	300,000	299,982
Total Federal Agency Discount Notes
(Cost $299,982)		299,982

U.S. TREASURY BILLS†† - 0.5%
U.S. Treasury Bills
2.11% due 07/16/19[4,5]	42,000	41,964
Total U.S. Treasury Bills
(Cost $41,961)		41,964

REPURCHASE AGREEMENTS††,6 - 36.0%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[7]	2,133,512	2,133,512
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[7]	530,001	530,001
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[7]	530,001	530,001
Total Repurchase Agreements
(Cost $3,193,514)		3,193,514

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[9]	1,224	1,224
Total Securities Lending Collateral
(Cost $1,224)		1,224

Total Investments - 93.9%
(Cost $8,320,168)		$8,330,709
Other Assets & Liabilities, net - 6.1%		543,272
Total Net Assets - 100.0%		$8,873,981

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	63	Sep 2019	$7,441,875	$59,684

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.32	5.00%	Quarterly	06/20/24	$7,400,000	$559,181	$428,323	$130,858

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Credit Index Swap Agreements††,10
Goldman Sachs International	iShares iBoxx High Yield Corporate Bond	2.60%	At Maturity	07/26/19	11,203	$976,678	$(1,568)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as credit index swap collateral at June 30, 2019.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of June 30, 2019.
[10]	Total return based on iShares iBoxx $ High Yield Corporate Bond ETF +/- financing at variable rate. Rate indicated is the rate effective June 30, 2019.
CDX.NA.HY.32 Index — Credit Default Swap North American High Yield Series 32 Index
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$3,377	$—	$—	$3,377
Mutual Funds	3,565,506	—	—	3,565,506
Federal Agency Notes	—	1,225,142	—	1,225,142
Federal Agency Discount Notes	—	299,982	—	299,982
U.S. Treasury Bills	—	41,964	—	41,964
Repurchase Agreements	—	3,193,514	—	3,193,514
Securities Lending Collateral	1,224	—	—	1,224
Interest Rate Futures Contracts**	59,684	—	—	59,684
Credit Default Swap Agreements**	—	130,858	—	130,858
Total Assets	$3,629,791	$4,891,460	$—	$8,521,251

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Index Swap Agreements**	$—	$1,568	$—	$1,568

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,349,675	$3,331,284	$(2,900,000)	$2,847	$374	$1,784,180	71,885	$31,451
Guggenheim Ultra Short Duration Fund - Institutional Class	1,002,262	3,728,679	(2,950,000)	602	(217)	1,781,326	178,848	28,785
	$2,351,937	$7,059,963	$(5,850,000)	$3,449	$157	$3,565,506		$60,236

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value - including $1,198 of securities loaned (cost $1,571,128)	$1,571,689
Investments in affiliated issuers, at value (cost $3,555,526)	3,565,506
Repurchase agreements, at value (cost $3,193,514)	3,193,514
Cash	48
Unamortized upfront premiums paid on credit default swap agreements	428,323
Receivables:
Fund shares sold	144,266
Protection fees on credit default swaps	11,306
Dividends	8,230
Interest	6,636
Variation margin on credit default swap agreements	6,305
Total assets	8,935,823

Liabilities:
Segregated cash due to broker	27,451
Unrealized depreciation on OTC swap agreements	1,568
Payable for:
Securities purchased	8,230
Professional fees	5,328
Management fees	4,150
Printing fees	3,408
Variation margin on futures contracts	1,969
Transfer agent and administrative fees	1,496
Investor service fees	1,496
Return of securities lending collateral	1,224
Portfolio accounting fees	598
Fund shares redeemed	286
Swap settlement	212
Trustees’ fees*	137
Miscellaneous	4,289
Total liabilities	61,842
Commitments and contingent liabilities (Note 13)	—
Net assets	$8,873,981

Net assets consist of:
Paid in capital	$8,313,330
Total distributable earnings (loss)	560,651
Net assets	$8,873,981
Capital shares outstanding	103,321
Net asset value per share	$85.89

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$78
Dividends from securities of affiliated issuers	60,236
Interest	30,116
Income from securities lending, net	5
Total investment income	90,435

Expenses:
Management fees	27,464
Investor service fees	9,155
Transfer agent and administrative fees	9,155
Professional fees	7,447
Portfolio accounting fees	3,662
Trustees’ fees*	844
Custodian fees	774
Miscellaneous	5,505
Total expenses	64,006
Less:
Expenses waived by Adviser	(2,707)
Net expenses	61,299
Net investment income	29,136

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	15
Investments in affiliated issuers	3,449
Swap agreements	205,456
Futures contracts	145,578
Net realized gain	354,498
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	586
Investments in affiliated issuers	157
Swap agreements	213,281
Futures contracts	10,125
Net change in unrealized appreciation (depreciation)	224,149
Net realized and unrealized gain	578,647
Net increase in net assets resulting from operations	$607,783

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$29,136	$44,868
Net realized gain (loss) on investments	354,498	(19,735)
Net change in unrealized appreciation (depreciation) on investments	224,149	(107,745)
Net increase (decrease) in net assets resulting from operations	607,783	(82,612)

Distributions to shareholders	—	(294,767)

Capital share transactions:
Proceeds from sale of shares	35,514,806	26,422,176
Distributions reinvested	—	294,767
Cost of shares redeemed	(31,361,173)	(28,750,779)
Net increase (decrease) from capital share transactions	4,153,633	(2,033,836)
Net increase (decrease) in net assets	4,761,416	(2,411,215)

Net assets:
Beginning of period	4,112,565	6,523,780
End of period	$8,873,981	$4,112,565

Capital share activity:
Shares sold	431,685	327,338
Shares issued from reinvestment of distributions	—	3,747
Shares redeemed	(381,121)	(356,416)
Net increase (decrease) in shares	50,564	(25,331)

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[g]	Year Ended December 31, 2015[g]	Period Ended December 31, 2014[b,g]
Per Share Data
Net asset value, beginning of period	$77.95	$83.54	$81.50	$75.17	$76.12	$75.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.32	.71	.29	.14	(.30)	(.09)
Net gain (loss) on investments (realized and unrealized)	7.62	(1.39)	5.23	6.99	(.29)	1.21
Total from investment operations	7.94	(.68)	5.52	7.13	(.59)	1.12
Less distributions from:
Net investment income	—	(4.91)	(3.48)	(.80)	—	—
Net realized gains	—	—	—	—	(.36)	—
Total distributions	—	(4.91)	(3.48)	(.80)	(.36)	—
Net asset value, end of period	$85.89	$77.95	$83.54	$81.50	$75.17	$76.12

Total Return[d]	10.19%	(0.87%)	6.87%	11.62%	(0.71%)	1.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,874	$4,113	$6,524	$7,390	$6,751	$4,060
Ratios to average net assets:
Net investment income (loss)	0.80%	0.88%	0.35%	0.51%	(0.39%)	(0.51%)
Total expenses[e]	1.75%	1.62%	1.60%	1.56%	1.49%	1.57%
Net expenses[f]	1.67%	1.61%	1.60%	1.56%	1.49%	1.57%
Portfolio turnover rate	154%	116%	124%	255%	258%	—

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: October 15, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN — Federal Agency Discount Note
FAN — Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.52%	0.93%	0.22%	0.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month return is not annualized.

128 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 51.5%
Federal Home Loan Bank
2.39% (3 Month USD LIBOR - 0.18%, Rate Floor: 0.00%) due 05/08/20[1]	$6,315,000	$6,311,587
2.13% (3 Month USD LIBOR - 0.18%, Rate Floor: 0.00%) due 09/27/19[1]	3,000,000	3,000,414
2.32% (3 Month USD LIBOR - 0.26%, Rate Floor: 0.00%) due 10/11/19[1]	2,000,000	1,999,295
2.20% (3 Month U.S. Treasury Bill Rate + 0.07%, Rate Floor: 0.00%) due 01/30/20[1]	1,000,000	999,825
2.49% (U.S. Secured Overnight Financing Rate + 0.07%, Rate Floor: 0.00%) due 11/15/19[1]	615,000	614,986
2.32% (1 Month USD LIBOR - 0.13%, Rate Floor: 0.00%) due 08/02/19[1]	100,000	99,990
Federal Farm Credit Bank
2.55% (U.S. Prime Rate - 2.95%, Rate Floor: 0.00%) due 09/25/19[1]	4,000,000	4,000,184
2.45% (3 Month USD LIBOR - 0.13%, Rate Floor: 0.00%) due 02/03/20[1]	2,000,000	2,000,024
2.32% (1 Month USD LIBOR - 0.08%, Rate Floor: 0.00%) due 09/23/19[1]	1,450,000	1,449,843
2.52% (3 Month USD LIBOR - 0.06%, Rate Floor: 0.00%) due 10/25/19[1]	1,000,000	1,000,299
2.42% (U.S. Prime Rate - 3.08%, Rate Floor: 0.00%) due 10/10/19[1]	660,000	659,816
2.55% (U.S. Prime Rate - 2.95%, Rate Floor: 0.00%) due 04/30/20[1]	100,000	99,958
Farmer Mac
2.48% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 07/01/20[1]	2,700,000	2,700,000
2.54% (U.S. Prime Rate - 2.96%, Rate Floor: 0.00%) due 12/23/19[1]	2,000,000	2,000,000
1.55% due 07/03/19	1,000,000	999,941
Fannie Mae
2.30% (3 Month USD LIBOR - 0.15%, Rate Floor: 0.00%) due 03/13/20[1]	2,500,000	2,499,287
2.19% (3 Month USD LIBOR - 0.16%, Rate Floor: 0.00%) due 03/25/20[1]	1,000,000	999,685
2.58% (U.S. Secured Overnight Financing Rate + 0.16%, Rate Floor: 0.00%) due 01/30/20[1]	500,000	500,375
Total Federal Agency Notes
(Cost $31,935,509)		31,935,509

U.S. TREASURY BILLS†† - 9.7%
U.S. Treasury Bills
1.80% due 07/30/19[2]	3,000,000	2,995,024
1.82% due 07/30/19[2]	3,000,000	2,995,024
Total U.S. Treasury Bills
(Cost $5,990,048)		5,990,048

FEDERAL AGENCY DISCOUNT NOTES†† - 2.2%
Federal Home Loan Bank
2.30% due 07/10/19[2]	810,000	809,521
2.29% due 07/19/19[2]	350,000	349,590
2.33% due 08/01/19[2]	220,000	219,551
Total Federal Agency Discount Notes
(Cost $1,378,662)		1,378,662

REPURCHASE AGREEMENTS††,3 - 47.8%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	19,789,973	19,789,973
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	4,916,168	4,916,168
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	4,916,168	4,916,168
Total Repurchase Agreements
(Cost $29,622,309)		29,622,309

Total Investments - 111.2%
(Cost $68,926,528)		$68,926,528
Other Assets & Liabilities, net - (11.2)%		(6,971,953)
Total Net Assets - 100.0%		$61,954,575

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$31,935,509	$—	$31,935,509
U.S. Treasury Bills	—	5,990,048	—	5,990,048
Federal Agency Discount Notes	—	1,378,662	—	1,378,662
Repurchase Agreements	—	29,622,309	—	29,622,309
Total Assets	$—	$68,926,528	$—	$68,926,528

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value (cost $39,304,219)	$39,304,219
Repurchase agreements, at value (cost $29,622,309)	29,622,309
Receivables:
Interest	83,625
Total assets	69,010,153

Liabilities:
Payable for:
Securities purchased	5,990,048
Fund shares redeemed	899,665
Management fees	26,423
Investor service fees	13,212
Transfer agent and administrative fees	10,569
Portfolio accounting fees	5,285
Trustees’ fees*	1,154
Miscellaneous	109,222
Total liabilities	7,055,578
Commitments and contingent liabilities (Note 13)	—
Net assets	$61,954,575

Net assets consist of:
Paid in capital	$61,949,332
Total distributable earnings (loss)	5,243
Net assets	$61,954,575
Capital shares outstanding	61,936,675
Net asset value per share	$1.00

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Interest	$757,150
Total investment income	757,150

Expenses:
Management fees	151,955
Investor service fees	75,977
Transfer agent and administrative fees	60,782
Professional fees	51,181
Portfolio accounting fees	30,391
Trustees’ fees*	8,622
Custodian fees	7,024
Miscellaneous	53,400
Total expenses	439,332
Net investment income	317,818

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,167
Net realized gain	2,167
Net increase in net assets resulting from operations	$319,985

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$317,818	$373,137
Net realized gain on investments	2,167	2,123
Net increase in net assets resulting from operations	319,985	375,260

Distributions to shareholders	(314,742)	(377,479)

Capital share transactions:
Proceeds from sale of shares	96,283,151	224,930,817
Distributions reinvested	314,742	377,479
Cost of shares redeemed	(119,656,879)	(218,566,974)
Net increase (decrease) from capital share transactions	(23,058,986)	6,741,322
Net increase (decrease) in net assets	(23,053,743)	6,739,103

Net assets:
Beginning of period	85,008,318	78,269,215
End of period	$61,954,575	$85,008,318

Capital share activity:
Shares sold	96,283,151	224,930,817
Shares issued from reinvestment of distributions	314,742	377,638
Shares redeemed	(119,656,879)	(218,566,974)
Net increase (decrease) in shares	(23,058,986)	6,741,481

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	.01	— [c]	— [c]	— [c]	— [c]
Net gain (loss) on investments (realized and unrealized)	—	—	— [c]	— [c]	— [c]	— [c]
Total from investment operations	.01	.01	—	—	—	—
Less distributions from:
Net investment income	(.01)	(.01)	(—)[c]	(—)[c]	(—)[c]	(—)[c]
Net realized gains	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]
Total distributions	(.01)	(.01)	(—)[c]	(—)[c]	(—)[c]	(—)[c]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[d]	0.52%	0.58%	0.01%	0.00%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,955	$85,008	$78,269	$61,704	$99,178	$98,358
Ratios to average net assets:
Net investment income (loss)	1.05%	0.57%	— [f]	— [f]	— [f]	— [f]
Total expenses	1.45%	1.32%	1.31%	1.25%	1.20%	1.26%
Net expenses[e]	1.45%	1.32%	0.96%	0.40%	0.13%	0.05%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[e]	Net expense information reflects the expense ratio after expense waivers, as applicable.
[f]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of no par value shares. At June 30, 2019, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following Funds:

Fund Name	Investment Company Type
Nova Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
NASDAQ-100® Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
S&P 500® 2x Strategy Fund	Non-diversified
NASDAQ-100® 2x Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 2x Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow 2x Strategy Fund	Non-diversified
Inverse Dow 2x Strategy Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Non-diversified
Inverse Government Long Bond Strategy Fund	Non-diversified
High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

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Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

OTC and centrally-cleared credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at June 30, 2019.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

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Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long		Short
Nova Fund	Index exposure, Leverage, Liquidity	$8,655,994		$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—		572,863
NASDAQ-100® Fund	Index exposure, Liquidity	14,849,465		—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—		74,023
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	4,829,863		—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	23,548,085		—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	570,510		—
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	156,760		—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	—	*	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—		38,610
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	656,538		—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—		199,410
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	13,250,969		—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—		1,467,313
High Yield Strategy Fund	Duration, Index exposure, Liquidity	6,270,703		—

*	Futures contracts were outstanding for 31 days during the period ended June 30, 2019. The daily average outstanding notional amount of equity futures contracts during the period was $136,542.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$39,748,595	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	2,179,462
NASDAQ-100® Fund	Index exposure, Liquidity	32,572,316	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	1,469,648
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	68,464,682	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	131,041,369	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	7,262,687	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	345,326
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,743,182	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	9,153,445	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	1,216,572
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	25,498,672	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	6,934,564
High Yield Strategy Fund	Duration, Index exposure, Liquidity	874,600	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per event. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

bears the risk of loss. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Protection Purchased	Protection Sold
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$—	$6,200,000

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Credit contracts	Variation margin on credit default swap agreements
Unamortized upfront premiums paid on credit default swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at June 30, 2019
Nova Fund	$80,461	$451,729	$—	$—	$532,190
NASDAQ-100® Fund	415,627	183,454	—	—	599,081
S&P 500® 2x Strategy Fund	—	780,964	—	—	780,964
NASDAQ-100® 2x Strategy Fund	478,050	819,542	—	—	1,297,592
Mid-Cap 1.5x Strategy Fund	—	182,977	—	—	182,977
Russell 2000® 2x Strategy Fund	7,865	115,777	—	—	123,642
Russell 2000® 1.5x Strategy Fund	—	289,786	—	—	289,786
Dow 2x Strategy Fund	11,442	64,901	—	—	76,343
Inverse Dow 2x Strategy Fund	1,140	—	—	—	1,140
Government Long Bond 1.2x Strategy Fund	—	—	314,436	—	314,436
High Yield Strategy Fund	—	—	59,684	130,858	190,542

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at June 30, 2019
Inverse S&P 500® Strategy Fund	$4,858	$20,149	$—	$—	$25,007
Inverse NASDAQ-100® Strategy Fund	—	8,887	—	—	8,887
S&P 500® 2x Strategy Fund	139	—	—	—	139
Inverse Mid-Cap Strategy Fund	—	7,572	—	—	7,572
Inverse Russell 2000® Strategy Fund	—	29,335	—	—	29,335
Inverse Dow 2x Strategy Fund	—	15,816	—	—	15,816
Inverse Government Long Bond Strategy Fund	—	—	42,888	—	42,888
High Yield Strategy Fund	—	—	—	1,568	1,568

*

Includes cumulative appreciation (depreciation) of futures contracts and credit default swaps as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended June 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended June 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$865,945	$3,743,614	$—	$—	$4,609,559
Inverse S&P 500® Strategy Fund	(28,259)	(659,711)	—	—	(687,970)
NASDAQ-100® Fund	1,257,798	6,257,165	—	—	7,514,963
Inverse NASDAQ-100® Strategy Fund	(46,302)	(701,736)	—	—	(748,038)
S&P 500® 2x Strategy Fund	1,057,183	8,534,495	—	—	9,591,678
NASDAQ-100® 2x Strategy Fund	1,002,085	17,680,497	—	—	18,682,582
Mid-Cap 1.5x Strategy Fund	248,990	621,623	—	—	870,613
Inverse Mid-Cap Strategy Fund	(35,574)	(43,219)	—	—	(78,793)
Russell 2000® 2x Strategy Fund	3,168	125,955	—	—	129,123
Russell 2000® 1.5x Strategy Fund	14,323	1,040,994	—	—	1,055,317
Inverse Russell 2000® Strategy Fund	(6,181)	(445,964)	—	—	(452,145)
Dow 2x Strategy Fund	388,146	2,963,605	—	—	3,351,751
Inverse Dow 2x Strategy Fund	(27,502)	(982,398)	—	—	(1,009,900)
Government Long Bond 1.2x Strategy Fund	—	—	875,203	—	875,203
Inverse Government Long Bond Strategy Fund	—	—	(86,604)	—	(86,604)
High Yield Strategy Fund	—	—	145,578	205,456	351,034

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$78,419	$212,356	$—	$—	$290,775
Inverse S&P 500® Strategy Fund	(4,104)	23,746	—	—	19,642
NASDAQ-100® Fund	1,097,537	(49,092)	—	—	1,048,445
Inverse NASDAQ-100® Strategy Fund	(3,438)	67,536	—	—	64,098
S&P 500® 2x Strategy Fund	(2,181)	150,606	—	—	148,425
NASDAQ-100® 2x Strategy Fund	1,099,319	179,982	—	—	1,279,301
Mid-Cap 1.5x Strategy Fund	97,352	128,910	—	—	226,262
Inverse Mid-Cap Strategy Fund	661	(4,979)	—	—	(4,318)
Russell 2000® 2x Strategy Fund	18,875	76,921	—	—	95,796
Russell 2000® 1.5x Strategy Fund	44,040	171,777	—	—	215,817
Inverse Russell 2000® Strategy Fund	(5,496)	22,353	—	—	16,857
Dow 2x Strategy Fund	89,396	(119,079)	—	—	(29,683)
Inverse Dow 2x Strategy Fund	1,140	15,174	—	—	16,314
Government Long Bond 1.2x Strategy Fund	—	—	(187,710)	—	(187,710)
Inverse Government Long Bond Strategy Fund	—	—	15,820	—	15,820
High Yield Strategy Fund	—	—	10,125	213,281	223,406

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$451,729	$—	$451,729	$—	$—	$451,729
NASDAQ-100® Fund	Swap equity contracts	183,454	—	183,454	—	—	183,454
S&P 500® 2x Strategy Fund	Swap equity contracts	780,964	—	780,964	—	—	780,964
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	819,542	—	819,542	—	—	819,542
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	182,977	—	182,977	—	—	182,977
Russell 2000® 2x Strategy Fund	Swap equity contracts	115,777	—	115,777	—	—	115,777
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	289,786	—	289,786	—	—	289,786
Dow 2x Strategy Fund	Swap equity contracts	64,901	—	64,901	—	—	64,901

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$20,149	$—	$20,149	$(11,431)	$(275)	$8,443
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	8,887	—	8,887	(5,424)	—	3,463
Inverse Mid-Cap Strategy Fund	Swap equity contracts	7,572	—	7,572	(5,795)	—	1,777
Inverse Russell 2000® Strategy Fund	Swap equity contracts	29,335	—	29,335	(8,905)	—	20,430
Inverse Dow 2x Strategy Fund	Swap equity contracts	15,816	—	15,816	(13,160)	—	2,656
High Yield Strategy Fund	Swap credit contracts	1,568	—	1,568	(1,568)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2019.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Nova Fund	Barclays Bank plc	Total return swap agreements	$44,179	$—
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total return swap agreements	275	—
NASDAQ-100® Fund	Goldman Sachs Group	Futures contracts	37,347	—
NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	46,127	—
	Goldman Sachs Group	Futures contracts	728,598	—
NASDAQ-100® 2x Strategy Fund Total			774,725	—
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	28,230	—
Russell 2000® 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	49,787	—
Dow 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	58,400	—
Inverse Dow 2x Strategy Fund	Goldman Sachs Group	Futures contracts	16,500	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs Group	Futures contracts	96,381	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	—	27,451

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$9,918
Inverse S&P 500® Strategy Fund	1,317
NASDAQ-100® Fund	19,597
Inverse NASDAQ-100® Strategy Fund	857
S&P 500® 2x Strategy Fund	11,755
NASDAQ-100® 2x Strategy Fund	19,094
Mid-Cap 1.5x Strategy Fund	2,220
Inverse Mid-Cap Strategy Fund	162
Russell 2000® 2x Strategy Fund	917
Russell 2000® 1.5x Strategy Fund	2,340
Inverse Russell 2000® Strategy Fund	632
Dow 2x Strategy Fund	4,340
Inverse Dow 2x Strategy Fund	971
Government Long Bond 1.2x Strategy Fund	1,552
Inverse Government Long Bond Strategy Fund	1,467
High Yield Strategy Fund	2,707

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Note
2.53%			3.13%
Due 07/01/19	$65,103,744	$65,117,470	11/15/28	$55,552,000	$61,111,889
			U.S. Treasury Bills
			0.00%
			09/12/19 - 11/07/19	5,327,500	5,293,935
				60,879,500	66,405,824

Barclays Capital			U.S. Treasury Bond
2.40%			3.63%
Due 07/01/19	16,172,884	16,176,118	02/15/44	13,502,400	16,496,400

Bank of America Merrill Lynch			U.S. Treasury Strip
2.48%			0.00%
Due 07/01/19	16,172,884	16,176,226	02/15/40	27,668,676	16,496,341

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At June 30, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$5,735	$(5,735)	$—	$5,847	$—	$5,847
NASDAQ-100® Fund	196,868	(196,868)	—	201,556	—	201,556
S&P 500® 2x Strategy Fund	405	(405)	—	414	—	414
NASDAQ-100® 2x Strategy Fund	111,045	(111,045)	—	113,480	—	113,480
Mid-Cap 1.5x Strategy Fund	2,080	(2,080)	—	2,084	—	2,084
High Yield Strategy Fund	1,198	(1,198)	—	1,224	—	1,224

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Nova Fund	$39,135,031	$165,256	$(4,826)	$160,430
Inverse S&P 500® Strategy Fund	2,379,087	2,556	(25,007)	(22,451)
NASDAQ-100® Fund	61,127,649	15,717,601	(228,520)	15,489,081
Inverse NASDAQ-100® Strategy Fund	1,647,416	—	(9,160)	(9,160)
S&P 500® 2x Strategy Fund	41,425,775	857,942	(58,862)	799,080
NASDAQ-100® 2x Strategy Fund	97,417,045	3,173,386	(195,376)	2,978,010
Mid-Cap 1.5x Strategy Fund	5,173,725	256,241	(8,224)	248,017
Inverse Mid-Cap Strategy Fund	323,207	—	(7,754)	(7,754)
Russell 2000® 2x Strategy Fund	1,905,809	123,061	(176)	122,885
Russell 2000® 1.5x Strategy Fund	5,919,431	288,320	(12,227)	276,093
Inverse Russell 2000® Strategy Fund	1,208,544	—	(29,852)	(29,852)
Dow 2x Strategy Fund	14,681,336	458,425	(13,421)	445,004
Inverse Dow 2x Strategy Fund	3,592,421	519	(18,002)	(17,483)
Government Long Bond 1.2x Strategy Fund	16,281,872	608,626	(2,350)	606,276
Inverse Government Long Bond Strategy Fund	2,449,397	—	(135,812)	(135,812)
High Yield Strategy Fund	8,328,043	193,312	(1,672)	191,640
U.S. Government Money Market Fund	68,926,528	—	—	—

Note 9 – Securities Transactions

For the period ended June 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$47,359,421	$43,125,080
Inverse S&P 500® Strategy Fund	694,402	1,810,000
NASDAQ-100® Fund	30,928,520	19,858,592
Inverse NASDAQ-100® Strategy Fund	2,417,893	5,515,000
S&P 500® 2x Strategy Fund	51,733,267	47,279,564
NASDAQ-100® 2x Strategy Fund	124,033,363	89,125,452
Mid-Cap 1.5x Strategy Fund	1,762,208	2,713,568
Inverse Mid-Cap Strategy Fund	233,608	305,000
Russell 2000® 2x Strategy Fund	4,450,848	4,687,519
Russell 2000® 1.5x Strategy Fund	3,222,750	3,282,539
Inverse Russell 2000® Strategy Fund	743,357	2,520,000
Dow 2x Strategy Fund	15,801,424	14,255,332
Inverse Dow 2x Strategy Fund	4,571,954	3,665,000
Government Long Bond 1.2x Strategy Fund	6,000,403	7,200,000
Inverse Government Long Bond Strategy Fund	1,951,788	3,115,00
High Yield Strategy Fund	7,059,964	5,850,070
U.S. Government Money Market Fund	—	—

For the period ended June 30, 2019, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$133,200,141	$133,721,578
Inverse Government Long Bond Strategy Fund	25,581,922	23,089,891

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$18,964,956	$16,363,538	$73,749
NASDAQ-100® Fund	2,613,692	13,999,126	2,274,301
S&P 500® 2x Strategy Fund	16,565,927	38,718,397	681,084
NASDAQ-100® 2x Strategy Fund	22,318,284	50,210,977	209,587
Mid-Cap 1.5x Strategy Fund	—	1,084,287	137,743
Russell 2000® 2x Strategy Fund	—	36,561	10,987
Russell 2000® 1.5x Strategy Fund	456,683	655,286	103,241
Dow 2x Strategy Fund	3,517,994	7,305,361	72,723

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.50% for the period ended June 30, 2019. The Funds did not have any borrowings outstanding under this agreement at June 30, 2019.

The average daily balances borrowed for the period ended June 30, 2019, were as follows:

Fund	Average Daily Balance
Nova Fund	$5,436
NASDAQ-100® Fund	4,680
Inverse NASDAQ-100® Strategy Fund	39
S&P 500® 2x Strategy Fund	525
NASDAQ-100® 2x Strategy Fund	29,282
Mid-Cap 1.5x Strategy Fund	1,486
Russell 2000® 2x Strategy Fund	348
Russell 2000® 1.5x Strategy Fund	564
Dow 2x Strategy Fund	72
Inverse Dow 2x Strategy Fund	227
Government Long Bond 1.2x Strategy Fund	18,983

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. As of June 30, 2019, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”), each of whom is not an “interested person,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), attended an in-person meeting held on May 20, 2019 (the “May Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the Advisory Agreement dated March 1, 2012, as amended, between the Trust and Security Investors, LLC (the “Advisor”), pursuant to which the Advisor serves as investment adviser to each series of the Trust (each, a “Fund” and collectively, the “Funds”)(the “Advisory Agreement”). Consistent with its practice, the Board considered information pertaining to the renewal of the Advisory Agreement at an in-person meeting held on April 24, 2019 (the “April Meeting” and, together with the May Meeting, the “Meetings”). After careful consideration, the Board unanimously approved, at the May Meeting, the continuance of the Advisory Agreement for an additional one-year term based on the Board’s review of qualitative and quantitative information provided by the Advisor. In the course of its consideration, the Board deemed the materials provided by the Advisor at, and prior to, the Meetings to be instrumental in the Trustees’ deliberations and their process in considering the continuation of the Advisory Agreement. The Board also considered the review it conducted at each Meeting, as augmented by additional teleconference meetings prior to each Meeting, to be integral to its consideration of the continuation of the Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Advisory Agreement. In addition, the Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the continuation of the Advisory Agreement, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). In addition, at the April Meeting, the Board met with representatives of FUSE Research Network (“FUSE”), the independent third-party service provider engaged to prepare the FUSE reports, to review FUSE’s process and methodology for preparing the FUSE reports presented to the Board for its consideration, including in particular, the process for the selection of peer funds. The Independent Trustees carefully evaluated all of the information provided, met in executive session outside the presence of Fund management, and were advised by independent legal counsel with respect to their deliberations.

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OTHER INFORMATION (Unaudited)(continued)

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts; (d) each Fund’s overall fees and operating expenses compared with those of similar funds, and the existence of or potential for the realization of economies of scale; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources and relationships with third-party service providers, necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve the continuation of the Advisory Agreement for an additional one-year term based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), enterprise and Fund risk management infrastructure and processes, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity program. The Board reviewed the scope of services provided by the Advisor under the Advisory Agreement and noted that there would be no significant differences between the scope of services provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the continuation of the Advisory Agreement would ensure shareholders of the Funds continue to receive high quality services at a cost that is appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. Part of the Board’s review focused on the information presented in the FUSE reports, which provided comparisons of the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s opinion that it found the peer groups compiled by FUSE to be appropriate, but acknowledged the existence of certain key features of the Funds that differentiate them from their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be taken into consideration. With respect to tradability, in particular, the Board considered that non-tradable peer funds incur lower expense ratios than the tradable Funds because the non-tradable peer funds necessarily experience less shareholder activity and lower transaction volumes than the tradable Funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the Advisory Agreement for the last calendar year. In its review, the Board considered the direct revenue and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis, which the Advisor confirmed was unchanged from the previous year. In its evaluation, the Board also considered the effect of the sale of Guggenheim’s ETF business in April 2018 on the Advisor’s and its affiliates’ profitability for the past year. The Board also considered the challenges currently affecting variable product-dedicated funds, including slowed investment in variable insurance products generally. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

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OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. In light of the relatively small size of many of the Funds, the current expectation that assets levels are likely to remain the same or decline in the near future due to changes in demand for variable insurance products, and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted among most of the Funds in the complex, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the investor services agreement and investor services plan with respect to the Funds, and under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act with respect to other of the funds in the Funds’ family of funds. In light of the costs of providing services pursuant to the separate agreements, as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, unanimously concluded that the terms of the Advisory Agreement were reasonable, and that approval of the continuation of the Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1998-present); Member of the Audit Committee (1998-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1998-present); Chairman and Member of the Audit Committee (1998-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Former: Epiphany Funds (2) (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present); and Chairwoman (January 2019-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present).

Current: Senior Managing Director, Guggenheim Investments (2010-present); Senior Vice President, Security Investors, LLC (2010-present); Vice President, certain other funds in the Fund Complex (2000-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC and Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present).

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	President (2017-present).

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present).	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present).	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present).	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Margaux Misantone (1978)	AML Officer (2017-present).

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present).

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present).	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present).

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present).

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-present).

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent. We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 159

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6.30.2019

Rydex Variable Trust Funds Semi-Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	RVATB2-SEMI-0619x1219

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	15
S&P MIDCAP 400® PURE GROWTH FUND	21
S&P MIDCAP 400® PURE VALUE FUND	27
S&P SMALLCAP 600® PURE GROWTH FUND	33
S&P SMALLCAP 600® PURE VALUE FUND	40
EUROPE 1.25x STRATEGY FUND	47
JAPAN 2x STRATEGY FUND	55
STRENGTHENING DOLLAR 2x STRATEGY FUND	61
WEAKENING DOLLAR 2x STRATEGY FUND	68
NOTES TO FINANCIAL STATEMENTS	74
OTHER INFORMATION	87
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	90
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	93

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the semi-annual period ended June 30, 2019.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
July 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

June 30, 2019

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ● These Funds are considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect and direct exposure to foreign currencies subjects the fund to the risk that those currencies will appreciate in value relative to the U.S. dollar. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. ●Please read the prospectus for more detailed information regarding these and other risks.

Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the US dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective● Please read the prospectus for more detailed information regarding these and other risks.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2019

U.S. economic growth slowed to an annualized 2.1% in the second quarter from 3.1% in the first quarter. Personal consumption expenditures rebounded sharply, as expected, while government spending contributed an outsized 0.9% to growth, the most since mid-2009. However, negative contributions were seen from housing, business capital expenditures, inventory investment, and net exports. Looking ahead, we expect the economy to grow at a 2.0% pace in the third quarter.

The second quarter gross domestic product (“GDP”) release also featured annual revisions to the five prior years of data, which showed that growth peaked in year-over-year terms in the second quarter of 2018, earlier than previously thought. An upwardly revised personal savings rate could give consumption room to run, while downwardly revised and shrinking corporate profits may continue to pressure investment spending and could begin to weigh more heavily on hiring.

With growth in the first half of the year coming in somewhat above potential, the labor market continued to strengthen, albeit at a slower pace than the year before. Net monthly payroll gains averaged 165,000 in the first half of 2019, down from 235,000 in the first half of 2018. This was enough to push the unemployment rate down by 0.2% to 3.7%. While the labor market remains strong, we believe the sharper slowdown in aggregate hours worked—a component of Guggenheim’s U.S. Recession Dashboard—may foreshadow a deterioration in labor market conditions in 2020.

After a weak start to the year, core inflation picked up in the second quarter but remained below the U.S. Federal Reserve’s (the “Fed”) target at 1.8% annualized. We expect inflation to firm a bit further in the second half of 2019. The Fed is also closely watching inflation expectations, which currently sit below levels the Fed would like to see. After a 14% decline in the fourth quarter of 2018, stocks rebounded as the Fed’s pivot on monetary policy took hold, and the government shutdown was resolved.

Internationally, the European Central Bank kept policy rates constant but modified their forward guidance, noting that rates would remain at or below current levels until mid-2020 at the earliest. They also signaled a high probability of rate cuts and a resumption of asset purchases at the September meeting. In Japan, core inflation weakened in the second quarter to 0.6%, while industrial production and exports remained in contraction from year ago levels.

Although the U.S. economy is in good shape overall, on July 31, 2019, after the period ended, the Fed announced its first rate cut since 2008 amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among these are slowing global growth, the threat of additional U.S.-China tariffs and a possible hard Brexit, the odds of which have increased with the ascendance of Boris Johnson as the U.K. Prime Minister. While a possible U.S. fiscal contraction in 2020 was averted by the recently-signed budget deal, we expect two more Fed rate cuts in 2019, as Chair Jerome Powell seeks to sustain the expansion. In our view, this could serve to embolden the White House to impose new tariffs on China and Europe later this year, which could in turn further cloud the outlook for global growth.

For the six months ended June 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 18.54%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 14.03%. The return of the MSCI Emerging Markets Index* was 10.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.11% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 9.94%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.24% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2019

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of super-sector leaders in Europe. The index covers 50 stocks from developed European countries such as Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF)

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2018 and ending June 30, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2018	Ending Account Value June 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.75%	19.45%	$ 1,000.00	$ 1,194.50	$ 9.52
S&P 500® Pure Value Fund	1.75%	15.01%	1,000.00	1,150.10	9.33
S&P MidCap 400® Pure Growth Fund	1.75%	12.06%	1,000.00	1,120.60	9.20
S&P MidCap 400® Pure Value Fund	1.75%	18.33%	1,000.00	1,183.30	9.47
S&P SmallCap 600® Pure Growth Fund	1.76%	6.26%	1,000.00	1,062.60	9.00
S&P SmallCap 600® Pure Value Fund	1.76%	8.07%	1,000.00	1,080.70	9.08
Europe 1.25x Strategy Fund	1.85%	20.24%	1,000.00	1,202.40	10.10
Japan 2x Strategy Fund	1.66%	17.17%	1,000.00	1,171.70	8.94
Strengthening Dollar 2x Strategy Fund	2.05%	2.27%	1,000.00	1,022.70	10.28
Weakening Dollar 2x Strategy Fund	2.04%	(2.17%)	1,000.00	978.30	10.01

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.75%	5.00%	$ 1,000.00	$ 1,016.12	$ 8.75
S&P 500® Pure Value Fund	1.75%	5.00%	1,000.00	1,016.12	8.75
S&P MidCap 400® Pure Growth Fund	1.75%	5.00%	1,000.00	1,016.12	8.75
S&P MidCap 400® Pure Value Fund	1.75%	5.00%	1,000.00	1,016.12	8.75
S&P SmallCap 600® Pure Growth Fund	1.76%	5.00%	1,000.00	1,016.07	8.80
S&P SmallCap 600® Pure Value Fund	1.76%	5.00%	1,000.00	1,016.07	8.80
Europe 1.25x Strategy Fund	1.85%	5.00%	1,000.00	1,015.62	9.25
Japan 2x Strategy Fund	1.66%	5.00%	1,000.00	1,016.56	8.30
Strengthening Dollar 2x Strategy Fund	2.05%	5.00%	1,000.00	1,014.63	10.24
Weakening Dollar 2x Strategy Fund	2.04%	5.00%	1,000.00	1,014.68	10.19

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2018 to June 30, 2019.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Keysight Technologies, Inc.	2.3%
Ulta Beauty, Inc.	2.2%
CSX Corp.	1.9%
Netflix, Inc.	1.9%
Devon Energy Corp.	1.9%
Thermo Fisher Scientific, Inc.	1.8%
Autodesk, Inc.	1.8%
salesforce.com, Inc.	1.7%
Vertex Pharmaceuticals, Inc.	1.6%
Waste Management, Inc.	1.5%
Top Ten Total	18.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	19.45%	3.47%	8.31%	15.35%
S&P 500 Pure Growth Index	20.54%	5.27%	10.12%	17.42%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 27.9%
Thermo Fisher Scientific, Inc.	2,577	$756,813
Vertex Pharmaceuticals, Inc.*	3,587	657,784
Church & Dwight Company, Inc.	7,180	524,571
Cintas Corp.	2,080	493,563
WellCare Health Plans, Inc.*	1,646	469,225
DaVita, Inc.*	7,794	438,490
Constellation Brands, Inc. — Class A	2,178	428,936
Edwards Lifesciences Corp.*	2,306	426,011
Boston Scientific Corp.*	9,730	418,195
Kellogg Co.	7,660	410,346
Monster Beverage Corp.*	6,387	407,682
IHS Markit Ltd.*	6,361	405,323
Gartner, Inc.*	2,515	404,764
McCormick & Company, Inc.	2,608	404,266
Hormel Foods Corp.	9,431	382,333
PayPal Holdings, Inc.*	3,337	381,953
Abbott Laboratories	4,360	366,676
Global Payments, Inc.	2,278	364,776
Eli Lilly & Co.	3,148	348,767
Intuitive Surgical, Inc.*	630	330,467
Zimmer Biomet Holdings, Inc.	2,806	330,379
Humana, Inc.	1,146	304,034
Lamb Weston Holdings, Inc.	4,588	290,696
HCA Healthcare, Inc.	2,069	279,667
Pfizer, Inc.	6,110	264,685
Merck & Company, Inc.	2,840	238,134
Automatic Data Processing, Inc.	1,400	231,462
Medtronic plc	2,360	229,840
S&P Global, Inc.	990	225,512
Illumina, Inc.*	570	209,846
Clorox Co.	1,370	209,760
Total Consumer, Non-cyclical		11,634,956

Technology - 15.6%
Autodesk, Inc.*	4,554	741,847
salesforce.com, Inc.*	4,563	692,344
Advanced Micro Devices, Inc.*	19,257	584,835
Take-Two Interactive Software, Inc.*	4,223	479,437
Intuit, Inc.	1,826	477,188
ANSYS, Inc.*	1,899	388,953
Adobe, Inc.*	1,320	388,938
Red Hat, Inc.*	1,943	364,818
Fortinet, Inc.*	4,699	361,024
Cerner Corp.	4,864	356,531
Xilinx, Inc.	3,018	355,883
Fidelity National Information Services, Inc.	2,657	325,961
Akamai Technologies, Inc.*	3,786	303,410
Broadcom, Inc.	932	268,285
Broadridge Financial Solutions, Inc.	1,965	250,891
NetApp, Inc.	2,798	172,637
Total Technology		6,512,982

Consumer, Cyclical - 12.1%
Ulta Beauty, Inc.*	2,682	930,359
O’Reilly Automotive, Inc.*	1,388	512,616
WW Grainger, Inc.	1,762	472,621
Tractor Supply Co.	4,051	440,749
Yum! Brands, Inc.	3,540	391,772
Dollar General Corp.	2,840	383,854
Chipotle Mexican Grill, Inc. — Class A*	486	356,180
VF Corp.	3,928	343,111
Fastenal Co.	9,892	322,380
TJX Companies, Inc.	6,078	321,404
Hilton Worldwide Holdings, Inc.	3,140	306,904
AutoZone, Inc.*	230	252,878
Total Consumer, Cyclical		5,034,828

Industrial - 11.5%
Keysight Technologies, Inc.*	10,754	965,817
CSX Corp.	10,467	809,832
Waste Management, Inc.	5,353	617,576
TransDigm Group, Inc.*	1,135	549,113
Ingersoll-Rand plc	2,857	361,896
Union Pacific Corp.	1,650	279,031
Xylem, Inc.	3,305	276,430
Expeditors International of Washington, Inc.	3,513	266,496
Roper Technologies, Inc.	619	226,715
AMETEK, Inc.	2,370	215,291
Boeing Co.	570	207,486
Total Industrial		4,775,683

Energy - 9.3%
Devon Energy Corp.	27,565	786,154
Diamondback Energy, Inc.	5,646	615,245
ConocoPhillips	9,409	573,949
Anadarko Petroleum Corp.	6,549	462,097
HollyFrontier Corp.	9,130	422,536
Marathon Oil Corp.	26,139	371,435
Apache Corp.	12,647	366,384
Occidental Petroleum Corp.	5,740	288,607
Total Energy		3,886,407

Communications - 8.9%
Netflix, Inc.*	2,203	809,206
Motorola Solutions, Inc.	3,229	538,371
Verizon Communications, Inc.	6,540	373,630
Cisco Systems, Inc.	6,590	360,671
Facebook, Inc. — Class A*	1,701	328,293
Twitter, Inc.*	9,312	324,989
VeriSign, Inc.*	1,321	276,300
Amazon.com, Inc.*	140	265,108
Alphabet, Inc. — Class C*	200	216,182
Alphabet, Inc. — Class A*	198	214,394
LogMeIn, Inc.	1	74
Total Communications		3,707,218

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
S&P 500® PURE GROWTH FUND

	Shares	Value

Financial - 8.5%
SVB Financial Group*	2,402	$539,465
Intercontinental Exchange, Inc.	5,799	498,366
Welltower, Inc. REIT	5,788	471,896
U.S. Bancorp	7,067	370,311
Mastercard, Inc. — Class A	1,230	325,372
Apartment Investment & Management Co. — Class A REIT	6,471	324,327
Cboe Global Markets, Inc.	3,079	319,077
First Republic Bank	2,785	271,955
HCP, Inc. REIT	6,987	223,444
Alliance Data Systems Corp.	1,556	218,042
Total Financial		3,562,255

Utilities - 3.6%
Ameren Corp.	5,976	448,857
NRG Energy, Inc.	10,631	373,361
Pinnacle West Capital Corp.	3,797	357,260
NextEra Energy, Inc.	1,500	307,290
Total Utilities		1,486,768

Basic Materials - 2.1%
Air Products & Chemicals, Inc.	2,200	498,014
Ecolab, Inc.	2,020	398,829
Total Basic Materials		896,843

Total Common Stocks
(Cost $30,385,129)		41,497,940

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.8%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$235,732	235,732
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	58,560	58,560
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	58,560	58,560
Total Repurchase Agreements
(Cost $352,852)		352,852

Total Investments - 100.3%
(Cost $30,737,981)		$41,850,792
Other Assets & Liabilities, net - (0.3)%		(142,654)
Total Net Assets - 100.0%		$41,708,138

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$41,497,940	$—	$—	$41,497,940
Repurchase Agreements	—	352,852	—	352,852
Total Assets	$41,497,940	$352,852	$—	$41,850,792

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value (cost $30,385,129)	$41,497,940
Repurchase agreements, at value (cost $352,852)	352,852
Receivables:
Fund shares sold	43,664
Dividends	20,889
Interest	73
Securities lending income	2
Total assets	41,915,420

Liabilities:
Payable for:
Fund shares redeemed	88,962
Professional fees	30,330
Management fees	23,294
Printing fees	19,400
Transfer agent and administrative fees	7,765
Investor service fees	7,765
Portfolio accounting fees	3,106
Trustees’ fees*	779
Miscellaneous	25,881
Total liabilities	207,282
Commitments and contingent liabilities (Note 12)	—
Net assets	$41,708,138

Net assets consist of:
Paid in capital	$29,279,417
Total distributable earnings (loss)	12,428,721
Net assets	$41,708,138
Capital shares outstanding	794,201
Net asset value per share	$52.52

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$242,636
Interest	3,428
Income from securities lending, net	1,921
Total investment income	247,985

Expenses:
Management fees	156,327
Investor service fees	52,109
Transfer agent and administrative fees	52,109
Professional fees	28,463
Portfolio accounting fees	20,844
Trustees’ fees*	6,006
Custodian fees	5,012
Line of credit fees	61
Miscellaneous	44,563
Total expenses	365,494
Net investment loss	(117,509)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,519,116
Net realized gain	1,519,116
Net change in unrealized appreciation (depreciation) on:
Investments	6,106,057
Net change in unrealized appreciation (depreciation)	6,106,057
Net realized and unrealized gain	7,625,173
Net increase in net assets resulting from operations	$7,507,664

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(117,509)	$(473,030)
Net realized gain on investments	1,519,116	1,832,113
Net change in unrealized appreciation (depreciation) on investments	6,106,057	(4,989,546)
Net increase (decrease) in net assets resulting from operations	7,507,664	(3,630,463)

Distributions to shareholders	—	(4,208,400)

Capital share transactions:
Proceeds from sale of shares	37,787,166	95,984,550
Distributions reinvested	—	4,208,400
Cost of shares redeemed	(45,411,624)	(105,551,660)
Net decrease from capital share transactions	(7,624,458)	(5,358,710)
Net decrease in net assets	(116,794)	(13,197,573)

Net assets:
Beginning of period	41,824,932	55,022,505
End of period	$41,708,138	$41,824,932

Capital share activity:
Shares sold	771,586	1,846,716
Shares issued from reinvestment of distributions	—	79,434
Shares redeemed	(928,497)	(2,069,476)
Net decrease in shares	(156,911)	(143,326)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$43.97	$50.27	$42.31	$43.72	$47.51	$47.61
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)	(.44)	(.38)	(.23)	(.25)	(.33)
Net gain (loss) on investments (realized and unrealized)	8.69	(1.68)	10.51	1.38	.91	6.19
Total from investment operations	8.55	(2.12)	10.13	1.15	.66	5.86
Less distributions from:
Net realized gains	—	(4.18)	(2.17)	(2.56)	(4.45)	(5.96)
Total distributions	—	(4.18)	(2.17)	(2.56)	(4.45)	(5.96)
Net asset value, end of period	$52.52	$43.97	$50.27	$42.31	$43.72	$47.51

Total Return[c]	19.45%	(5.63%)	24.39%	2.58%	1.08%	12.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,708	$41,825	$55,023	$43,908	$77,644	$87,942
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.85%)	(0.80%)	(0.54%)	(0.54%)	(0.67%)
Total expenses	1.75%	1.62%	1.67%	1.56%	1.51%	1.57%
Portfolio turnover rate	71%	203%	303%	265%	174%	251%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Ford Motor Co.	2.4%
Coty, Inc. — Class A	2.1%
MetLife, Inc.	2.0%
Prudential Financial, Inc.	2.0%
Baker Hughes a GE Co.	2.0%
Valero Energy Corp.	1.9%
Lennar Corp. — Class A	1.6%
Lincoln National Corp.	1.6%
Tyson Foods, Inc. — Class A	1.6%
Loews Corp.	1.6%
Top Ten Total	18.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	15.01%	0.09%	4.49%	14.83%
S&P 500 Pure Value Index	16.00%	1.74%	6.16%	17.10%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Financial - 35.0%
MetLife, Inc.	13,048	$648,094
Prudential Financial, Inc.	6,400	646,400
Lincoln National Corp.	8,016	516,631
Loews Corp.	9,078	496,294
Unum Group	14,762	495,265
Jefferies Financial Group, Inc.	24,596	472,981
Assurant, Inc.	4,060	431,903
Principal Financial Group, Inc.	7,241	419,399
Invesco Ltd.	19,982	408,832
Hartford Financial Services Group, Inc.	6,689	372,711
Citizens Financial Group, Inc.	10,452	369,583
Allstate Corp.	3,630	369,135
Everest Re Group Ltd.	1,457	360,141
Capital One Financial Corp.	3,839	348,351
American International Group, Inc.	6,301	335,717
Goldman Sachs Group, Inc.	1,608	328,997
Morgan Stanley	6,550	286,955
Synchrony Financial	7,620	264,185
Citigroup, Inc.	3,631	254,279
Chubb Ltd.	1,712	252,161
People’s United Financial, Inc.	14,916	250,291
Aflac, Inc.	4,469	244,946
Travelers Companies, Inc.	1,550	231,756
Bank of America Corp.	7,698	223,242
Fifth Third Bancorp	7,784	217,174
SunTrust Banks, Inc.	3,144	197,600
Regions Financial Corp.	12,259	183,149
State Street Corp.	2,870	160,892
KeyCorp	9,054	160,708
Zions Bancorp North America	3,407	156,654
PNC Financial Services Group, Inc.	1,076	147,713
Kimco Realty Corp. REIT	7,965	147,193
Bank of New York Mellon Corp.	3,285	145,033
Raymond James Financial, Inc.	1,650	139,507
Wells Fargo & Co.	2,788	131,928
Affiliated Managers Group, Inc.	1,370	126,232
BB&T Corp.	2,505	123,071
Huntington Bancshares, Inc.	8,625	119,198
Total Financial		11,184,301

Consumer, Cyclical - 19.4%
Ford Motor Co.	76,192	779,444
Lennar Corp. — Class A	10,718	519,394
General Motors Co.	12,797	493,069
Mohawk Industries, Inc.*	2,458	362,481
PulteGroup, Inc.	10,850	343,077
DR Horton, Inc.	7,282	314,073
Target Corp.	3,517	304,607
Best Buy Company, Inc.	3,916	273,063
PVH Corp.	2,579	244,077
BorgWarner, Inc.	5,441	228,413
LKQ Corp.*	8,309	221,102
Kohl’s Corp.	4,465	212,311
Whirlpool Corp.	1,374	195,603
PACCAR, Inc.	2,700	193,482
United Continental Holdings, Inc.*	2,067	180,966
Dollar Tree, Inc.*	1,670	179,341
American Airlines Group, Inc.	5,320	173,485
Walmart, Inc.	1,396	154,244
MGM Resorts International	4,950	141,421
Alaska Air Group, Inc.	2,043	130,568
Gap, Inc.	7,084	127,300
Norwegian Cruise Line Holdings Ltd.*	2,190	117,450
Walgreens Boots Alliance, Inc.	1,982	108,356
Delta Air Lines, Inc.	1,904	108,052
Carnival Corp.	1,850	86,117
Total Consumer, Cyclical		6,191,496

Consumer, Non-cyclical - 16.5%
Coty, Inc. — Class A	50,829	681,109
Tyson Foods, Inc. — Class A	6,336	511,569
Quanta Services, Inc.	12,147	463,894
Archer-Daniels-Midland Co.	10,807	440,926
McKesson Corp.	2,747	369,169
AmerisourceBergen Corp. — Class A	3,898	332,344
Cardinal Health, Inc.	6,788	319,715
Allergan plc	1,875	313,931
Molson Coors Brewing Co. — Class B	5,291	296,296
Kroger Co.	13,633	295,972
JM Smucker Co.	1,950	224,620
CVS Health Corp.	4,076	222,101
Kraft Heinz Co.	6,400	198,656
Laboratory Corporation of America Holdings*	991	171,344
Centene Corp.*	3,240	169,906
Anthem, Inc.	488	137,718
Mylan N.V.*	4,607	87,717
Corteva, Inc.	877	25,933
Total Consumer, Non-cyclical		5,262,920

Energy - 10.9%
Baker Hughes a GE Co.	26,202	645,355
Valero Energy Corp.	7,204	616,734
TechnipFMC plc	18,566	481,602
Phillips 66	4,666	436,458
Marathon Petroleum Corp.	6,886	384,790
Noble Energy, Inc.	11,045	247,408
National Oilwell Varco, Inc.	9,757	216,898
Kinder Morgan, Inc.	8,799	183,723
Chevron Corp.	1,439	179,069
Helmerich & Payne, Inc.	2,040	103,265
Total Energy		3,495,302

Technology - 5.7%
Hewlett Packard Enterprise Co.	28,280	422,786
Western Digital Corp.	8,439	401,274
Xerox Corp.	10,875	385,084
DXC Technology Co.	5,080	280,162
Micron Technology, Inc.*	6,170	238,100

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
S&P 500® PURE VALUE FUND

	Shares	Value

HP, Inc.	4,730	$98,337
Total Technology		1,825,743

Communications - 4.0%
AT&T, Inc.	9,135	306,114
CenturyLink, Inc.	25,744	302,749
Viacom, Inc. — Class B	7,729	230,865
DISH Network Corp. — Class A*	5,746	220,704
News Corp. — Class A	12,122	163,526
News Corp. — Class B	3,887	54,263
Total Communications		1,278,221

Industrial - 3.8%
Jacobs Engineering Group, Inc.	4,204	354,776
Westrock Co.	9,488	346,027
Johnson Controls International plc	6,404	264,549
Arconic, Inc.	5,820	150,273
Textron, Inc.	2,123	112,604
Total Industrial		1,228,229

Utilities - 2.6%
Exelon Corp.	4,448	213,237
Edison International	2,280	153,695
Consolidated Edison, Inc.	1,490	130,643
CenterPoint Energy, Inc.	4,120	117,956
Duke Energy Corp.	1,210	106,770
Evergy, Inc.	1,743	104,842
Total Utilities		827,143

Basic Materials - 1.9%
Nucor Corp.	4,058	223,596
International Paper Co.	3,840	166,349
LyondellBasell Industries N.V. — Class A	1,430	123,166
DuPont de Nemours, Inc.	877	65,836
Dow, Inc.	871	42,949
Total Basic Materials		621,896

Total Common Stocks
(Cost $25,058,468)		31,915,251

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.4%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$88,525	88,525
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	21,991	21,991
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	21,991	21,991
Total Repurchase Agreements
(Cost $132,507)		132,507

Total Investments - 100.2%
(Cost $25,190,975)		$32,047,758
Other Assets & Liabilities, net - (0.2)%		(53,770)
Total Net Assets - 100.0%		$31,993,988

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$31,915,251	$—	$—	$31,915,251
Repurchase Agreements	—	132,507	—	132,507
Total Assets	$31,915,251	$132,507	$—	$32,047,758

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value (cost $25,058,468)	$31,915,251
Repurchase agreements, at value (cost $132,507)	132,507
Cash	6,249
Receivables:
Dividends	39,729
Interest	27
Total assets	32,093,763

Liabilities:
Payable for:
Professional fees	24,155
Management fees	18,247
Printing fees	15,450
Transfer agent and administrative fees	6,082
Investor service fees	6,082
Fund shares redeemed	5,961
Portfolio accounting fees	2,433
Trustees’ fees*	623
Miscellaneous	20,742
Total liabilities	99,775
Commitments and contingent liabilities (Note 12)	—
Net assets	$31,993,988

Net assets consist of:
Paid in capital	$29,033,063
Total distributable earnings (loss)	2,960,925
Net assets	$31,993,988
Capital shares outstanding	579,333
Net asset value per share	$55.23

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$461,431
Interest	2,199
Income from securities lending, net	7,927
Total investment income	471,557

Expenses:
Management fees	124,499
Investor service fees	41,500
Transfer agent and administrative fees	41,500
Professional fees	33,715
Portfolio accounting fees	16,600
Trustees’ fees*	5,094
Custodian fees	4,142
Line of credit fees	20
Miscellaneous	24,029
Total expenses	291,099
Net investment income	180,458

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(501,507)
Net realized loss	(501,507)
Net change in unrealized appreciation (depreciation) on:
Investments	5,302,224
Net change in unrealized appreciation (depreciation)	5,302,224
Net realized and unrealized gain	4,800,717
Net increase in net assets resulting from operations	$4,981,175

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$180,458	$346,389
Net realized loss on investments	(501,507)	(641,649)
Net change in unrealized appreciation (depreciation) on investments	5,302,224	(5,863,849)
Net increase (decrease) in net assets resulting from operations	4,981,175	(6,159,109)

Distributions to shareholders	—	(3,121,849)

Capital share transactions:
Proceeds from sale of shares	21,341,830	70,588,571
Distributions reinvested	—	3,121,849
Cost of shares redeemed	(27,440,091)	(75,813,932)
Net decrease from capital share transactions	(6,098,261)	(2,103,512)
Net decrease in net assets	(1,117,086)	(11,384,470)

Net assets:
Beginning of period	33,111,074	44,495,544
End of period	$31,993,988	$33,111,074

Capital share activity:
Shares sold	408,788	1,202,731
Shares issued from reinvestment of distributions	—	55,490
Shares redeemed	(518,984)	(1,288,384)
Net decrease in shares	(110,196)	(30,163)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$48.02	$61.83	$56.45	$50.08	$71.22	$69.60
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.53	.35	.83	.63	.42
Net gain (loss) on investments (realized and unrealized)	6.92	(7.82)	8.28	9.87	(5.87)	7.10
Total from investment operations	7.21	(7.29)	8.63	10.70	(5.24)	7.52
Less distributions from:
Net investment income	—	(.53)	(.46)	(1.23)	(.82)	(.34)
Net realized gains	—	(5.99)	(2.79)	(3.10)	(15.08)	(5.56)
Total distributions	—	(6.52)	(3.25)	(4.33)	(15.90)	(5.90)
Net asset value, end of period	$55.23	$48.02	$61.83	$56.45	$50.08	$71.22

Total Return[c]	15.01%	(13.32%)	15.86%	17.40%	(9.38%)	10.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,994	$33,111	$44,496	$44,849	$32,326	$63,165
Ratios to average net assets:
Net investment income (loss)	1.09%	0.91%	0.61%	0.88%	1.02%	0.58%
Total expenses	1.75%	1.63%	1.61%	1.56%	1.51%	1.57%
Portfolio turnover rate	51%	197%	127%	207%	162%	209%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Eldorado Resorts, Inc.	2.9%
Churchill Downs, Inc.	2.3%
Amedisys, Inc.	2.1%
Allegheny Technologies, Inc.	2.0%
Primerica, Inc.	2.0%
Deckers Outdoor Corp.	2.0%
PRA Health Sciences, Inc.	1.8%
Globus Medical, Inc. — Class A	1.7%
LendingTree, Inc.	1.7%
Murphy Oil Corp.	1.6%
Top Ten Total	20.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	12.06%	(8.51%)	2.73%	11.84%
S&P MidCap 400 Pure Growth Index	12.90%	(6.98%)	4.40%	13.59%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 28.4%
Amedisys, Inc.*	2,570	$312,024
PRA Health Sciences, Inc.*	2,660	263,739
Globus Medical, Inc. — Class A*	5,980	252,954
Molina Healthcare, Inc.*	1,560	223,298
Avanos Medical, Inc.*	5,109	222,803
LiveRamp Holdings, Inc.*	4,451	215,785
Insperity, Inc.	1,430	174,660
ASGN, Inc.*	2,860	173,316
STERIS plc	1,140	169,723
Service Corporation International	3,612	168,969
Helen of Troy Ltd.*	1,290	168,461
Post Holdings, Inc.*	1,441	149,821
Mallinckrodt plc*	16,170	148,441
Bio-Rad Laboratories, Inc. — Class A*	450	140,665
Encompass Health Corp.	2,210	140,026
Boston Beer Company, Inc. — Class A*,1	370	139,771
Sabre Corp.	6,050	134,310
Integra LifeSciences Holdings Corp.*	2,370	132,365
LivaNova plc*	1,642	118,158
WEX, Inc.*	550	114,455
Chemed Corp.	300	108,252
Masimo Corp.*	700	104,174
Green Dot Corp. — Class A*	1,980	96,822
Haemonetics Corp.*	740	89,052
Adtalem Global Education, Inc.*	1,940	87,397
Ligand Pharmaceuticals, Inc. — Class B*	690	78,764
Lancaster Colony Corp.	437	64,938
Weight Watchers International, Inc.*	1,580	30,178
Total Consumer, Non-cyclical		4,223,321

Consumer, Cyclical - 15.5%
Eldorado Resorts, Inc.*,1	9,298	428,359
Churchill Downs, Inc.	2,995	344,635
Deckers Outdoor Corp.*	1,660	292,110
Scientific Games Corp. — Class A*	9,381	185,931
Domino’s Pizza, Inc.	639	177,821
Live Nation Entertainment, Inc.*	2,643	175,099
Wendy’s Co.	8,670	169,759
Urban Outfitters, Inc.*	7,235	164,596
Brinker International, Inc.	3,160	124,346
Wyndham Hotels & Resorts, Inc.	2,207	123,018
Pool Corp.	568	108,488
Total Consumer, Cyclical		2,294,162

Financial - 14.5%
Primerica, Inc.	2,480	297,476
LendingTree, Inc.*,1	600	252,018
Medical Properties Trust, Inc. REIT	13,310	232,126
American Campus Communities, Inc. REIT	4,250	196,180
CyrusOne, Inc. REIT	2,960	170,851
SLM Corp.	17,480	169,906
UMB Financial Corp.	2,581	169,881
Omega Healthcare Investors, Inc. REIT	4,320	158,760
Brown & Brown, Inc.	4,252	142,442
National Retail Properties, Inc. REIT	2,667	141,378
First Financial Bankshares, Inc.	4,320	133,013
Life Storage, Inc. REIT	940	89,375
Total Financial		2,153,406

Technology - 12.3%
Fair Isaac Corp.*	735	230,805
MAXIMUS, Inc.	2,792	202,532
Cypress Semiconductor Corp.	9,028	200,783
Semtech Corp.*	4,170	200,368
j2 Global, Inc.	2,169	192,803
CommVault Systems, Inc.*	3,290	163,250
Zebra Technologies Corp. — Class A*	746	156,279
Leidos Holdings, Inc.	1,900	151,715
PTC, Inc.*	1,590	142,718
Silicon Laboratories, Inc.*	922	95,335
ACI Worldwide, Inc.*	2,704	92,855
Total Technology		1,829,443

Industrial - 8.1%
ITT, Inc.	3,406	223,025
Axon Enterprise, Inc.*	2,740	175,935
Lennox International, Inc.	520	143,000
Woodward, Inc.	1,190	134,661
Curtiss-Wright Corp.	930	118,231
Kennametal, Inc.	3,110	115,039
Trimble, Inc.*	2,337	105,422
IDEX Corp.	590	101,563
MSA Safety, Inc.	760	80,096
Total Industrial		1,196,972

Energy - 7.9%
Murphy Oil Corp.	9,800	241,570
QEP Resources, Inc.*	32,640	235,987
Equitrans Midstream Corp.	10,910	215,036
Callon Petroleum Co.*	29,115	191,868
CNX Resources Corp.*	24,600	179,826
Ensco Rowan plc — Class A1	13,570	115,752
Total Energy		1,180,039

Communications - 6.4%
Ciena Corp.*	5,780	237,731
New York Times Co. — Class A	7,006	228,536
World Wrestling Entertainment, Inc. — Class A	3,123	225,512
FactSet Research Systems, Inc.	475	136,116
Yelp, Inc. — Class A*	3,630	124,073
Total Communications		951,968

Basic Materials - 3.9%
Allegheny Technologies, Inc.*	12,019	302,879
Chemours Co.	6,282	150,768
RPM International, Inc.	2,040	124,664
Total Basic Materials		578,311

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

Utilities - 2.5%
Black Hills Corp.	2,107	$164,704
National Fuel Gas Co.	2,102	110,880
UGI Corp.	1,748	93,361
Total Utilities		368,945

Total Common Stocks
(Cost $12,591,019)		14,776,567

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$68,516	68,516
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	17,020	17,020
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	17,020	17,020
Total Repurchase Agreements
(Cost $102,556)		102,556
SECURITIES LENDING COLLATERAL†,3 - 4.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	636,598	636,598
Total Securities Lending Collateral
(Cost $636,598)		636,598

Total Investments - 104.5%
(Cost $13,330,173)		$15,515,721
Other Assets & Liabilities, net - (4.5)%		(663,637)
Total Net Assets - 100.0%		$14,852,084

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Fund

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,776,567	$—	$—	$14,776,567
Repurchase Agreements	—	102,556	—	102,556
Securities Lending Collateral	636,598	—	—	636,598
Total Assets	$15,413,165	$102,556	$—	$15,515,721

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $634,100 of securities loaned (cost $13,227,617)	$15,413,165
Repurchase agreements, at value (cost $102,556)	102,556
Receivables:
Fund shares sold	104,481
Securities sold	76,444
Dividends	9,851
Securities lending income	21
Interest	21
Total assets	15,706,539

Liabilities:
Payable for:
Return of securities lending collateral	636,598
Securities purchased	175,935
Management fees	7,972
Transfer agent and administrative fees	2,657
Investor service fees	2,657
Portfolio accounting fees	1,063
Fund shares redeemed	355
Trustees’ fees*	278
Miscellaneous	26,940
Total liabilities	854,455
Commitments and contingent liabilities (Note 12)	—
Net assets	$14,852,084

Net assets consist of:
Paid in capital	$13,765,726
Total distributable earnings (loss)	1,086,358
Net assets	$14,852,084
Capital shares outstanding	422,868
Net asset value per share	$35.12

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$69,178
Interest	1,307
Income from securities lending, net	127
Total investment income	70,612

Expenses:
Management fees	56,372
Investor service fees	18,791
Transfer agent and administrative fees	18,791
Professional fees	9,730
Portfolio accounting fees	7,516
Trustees’ fees*	2,194
Custodian fees	1,859
Line of credit fees	20
Miscellaneous	16,603
Total expenses	131,876
Net investment loss	(61,264)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	210,996
Net realized gain	210,996
Net change in unrealized appreciation (depreciation) on:
Investments	1,512,863
Net change in unrealized appreciation (depreciation)	1,512,863
Net realized and unrealized gain	1,723,859
Net increase in net assets resulting from operations	$1,662,595

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(61,264)	$(152,436)
Net realized gain (loss) on investments	210,996	(611,299)
Net change in unrealized appreciation (depreciation) on investments	1,512,863	(1,883,907)
Net increase (decrease) in net assets resulting from operations	1,662,595	(2,647,642)

Distributions to shareholders	—	(1,549,049)

Capital share transactions:
Proceeds from sale of shares	8,864,401	25,614,538
Distributions reinvested	—	1,549,049
Cost of shares redeemed	(9,885,230)	(29,150,899)
Net decrease from capital share transactions	(1,020,829)	(1,987,312)
Net increase (decrease) in net assets	641,766	(6,184,003)

Net assets:
Beginning of period	14,210,318	20,394,321
End of period	$14,852,084	$14,210,318

Capital share activity:
Shares sold	253,187	642,331
Shares issued from reinvestment of distributions	—	38,862
Shares redeemed	(283,713)	(746,632)
Net decrease in shares	(30,526)	(65,439)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$31.34	$39.31	$33.11	$32.23	$34.05	$43.02
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)	(.28)	(.25)	(.22)	(.22)	(.28)
Net gain (loss) on investments (realized and unrealized)	3.92	(4.97)	6.45	1.10	.88	(.31)
Total from investment operations	3.78	(5.25)	6.20	.88	.66	(.59)
Less distributions from:
Net realized gains	—	(2.72)	—	—	(2.48)	(8.38)
Total distributions	—	(2.72)	—	—	(2.48)	(8.38)
Net asset value, end of period	$35.12	$31.34	$39.31	$33.11	$32.23	$34.05

Total Return[c]	12.06%	(14.83%)	18.73%	2.70%	1.32%	(1.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,852	$14,210	$20,394	$19,061	$34,144	$29,927
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.72%)	(0.70%)	(0.71%)	(0.64%)	(0.67%)
Total expenses	1.75%	1.62%	1.61%	1.56%	1.50%	1.57%
Portfolio turnover rate	53%	183%	233%	296%	269%	380%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
McDermott International, Inc.	2.7%
World Fuel Services Corp.	2.4%
KB Home	2.4%
Ryder System, Inc.	2.2%
Dana, Inc.	2.2%
AutoNation, Inc.	2.1%
Bed Bath & Beyond, Inc.	2.1%
Tech Data Corp.	2.1%
AECOM	2.0%
Legg Mason, Inc.	2.0%
Top Ten Total	22.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	18.33%	(4.81%)	4.46%	12.90%
S&P MidCap 400 Pure Value Index	19.52%	(3.20%)	6.28%	15.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.0%

Industrial - 27.4%
Ryder System, Inc.	3,731	$217,517
Tech Data Corp.*	1,972	206,271
AECOM*	5,377	203,519
SYNNEX Corp.	1,967	193,553
Fluor Corp.	5,220	175,862
Avnet, Inc.	3,821	172,977
Arrow Electronics, Inc.*	2,314	164,919
Jabil, Inc.	4,710	148,836
AGCO Corp.	1,572	121,940
Resideo Technologies, Inc.*	5,510	120,779
Trinity Industries, Inc.	5,790	120,143
Colfax Corp.*	3,930	110,158
Knight-Swift Transportation Holdings, Inc.[1]	2,910	95,564
MasTec, Inc.*	1,790	92,239
EMCOR Group, Inc.	911	80,259
Oshkosh Corp.	890	74,306
Owens-Illinois, Inc.	3,960	68,389
Terex Corp.	1,940	60,916
Granite Construction, Inc.	1,260	60,707
Belden, Inc.	950	56,591
Timken Co.	1,070	54,934
Silgan Holdings, Inc.	1,746	53,428
Worthington Industries, Inc.	1,150	46,299
Werner Enterprises, Inc.	1,260	39,161
Total Industrial		2,739,267

Consumer, Cyclical - 25.3%
World Fuel Services Corp.	6,719	241,615
KB Home	9,290	239,031
Dana, Inc.	10,890	217,147
AutoNation, Inc.*	5,119	214,691
Bed Bath & Beyond, Inc.[1]	18,155	210,961
Goodyear Tire & Rubber Co.	11,930	182,529
Dillard’s, Inc. — Class A1	2,910	181,235
TRI Pointe Group, Inc.*	13,340	159,680
Toll Brothers, Inc.	3,750	137,325
Delphi Technologies plc	5,840	116,800
Dick’s Sporting Goods, Inc.	3,191	110,504
Thor Industries, Inc.	1,820	106,379
Caesars Entertainment Corp.*	8,590	101,534
JetBlue Airways Corp.*	4,627	85,553
Adient plc	3,260	79,120
Marriott Vacations Worldwide Corp.	790	76,156
Casey’s General Stores, Inc.	290	45,237
Signet Jewelers Ltd.	1,310	23,423
Total Consumer, Cyclical		2,528,920

Financial - 18.6%
Legg Mason, Inc.	5,209	199,400
Brighthouse Financial, Inc.*	4,270	156,666
Navient Corp.	9,418	128,556
Reinsurance Group of America, Inc. — Class A	795	124,044
Bank OZK	3,184	95,807
Stifel Financial Corp.	1,580	93,315
Janus Henderson Group plc	4,350	93,090
Alleghany Corp.*	135	91,950
CNO Financial Group, Inc.	4,890	81,565
New York Community Bancorp, Inc.	7,973	79,571
Old Republic International Corp.	3,507	78,487
First American Financial Corp.	1,450	77,865
Alexander & Baldwin, Inc. REIT	3,053	70,524
Sabra Health Care REIT, Inc.	3,183	62,673
PacWest Bancorp	1,563	60,691
Associated Banc-Corp.	2,316	48,960
Jones Lang LaSalle, Inc.	348	48,960
Umpqua Holdings Corp.	2,858	47,414
Washington Federal, Inc.	1,340	46,806
Hancock Whitney Corp.	1,165	46,670
Senior Housing Properties Trust REIT	5,235	43,294
First Horizon National Corp.	2,745	40,983
Pinnacle Financial Partners, Inc.	706	40,581
Total Financial		1,857,872

Consumer, Non-cyclical - 8.6%
ManpowerGroup, Inc.	1,967	190,012
Avis Budget Group, Inc.*	3,962	139,304
Patterson Companies, Inc.	4,861	111,317
Acadia Healthcare Company, Inc.*	2,702	94,435
Graham Holdings Co. — Class B	116	80,044
Sanderson Farms, Inc.	570	77,839
Hain Celestial Group, Inc.*	2,960	64,824
TreeHouse Foods, Inc.*	1,010	54,641
MEDNAX, Inc.*	2,010	50,712
Total Consumer, Non-cyclical		863,128

Basic Materials - 8.5%
Reliance Steel & Aluminum Co.	1,791	169,464
United States Steel Corp.	9,560	146,364
Olin Corp.	6,120	134,089
Domtar Corp.	2,313	102,998
Commercial Metals Co.	5,681	101,406
Carpenter Technology Corp.	1,842	88,379
Minerals Technologies, Inc.	1,070	57,256
Steel Dynamics, Inc.	1,767	53,363
Total Basic Materials		853,319

Energy - 8.1%
McDermott International, Inc.*	28,287	273,252
Murphy USA, Inc.*	1,391	116,885
Oceaneering International, Inc.*	4,758	97,016
Patterson-UTI Energy, Inc.	8,041	92,552
SM Energy Co.	5,090	63,727
Oasis Petroleum, Inc.*	10,410	59,129
Range Resources Corp.	8,160	56,957
Equities Corp.	3,550	56,125
Total Energy		815,643

Technology - 1.4%
CACI International, Inc. — Class A*	270	55,239
Perspecta, Inc.	1,940	45,416

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

NetScout Systems, Inc.*	1,565	$39,735
Total Technology		140,390

Communications - 1.1%
Telephone & Data Systems, Inc.	3,787	115,125

Total Common Stocks
(Cost $7,704,749)		9,913,664

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.0%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$66,986	66,986
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	16,640	16,640
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	16,641	16,641
Total Repurchase Agreements
(Cost $100,267)		100,267

SECURITIES LENDING COLLATERAL†,3 - 3.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	366,479	366,479
Total Securities Lending Collateral
(Cost $366,479)		366,479

Total Investments - 103.7%
(Cost $8,171,495)		$10,380,410
Other Assets & Liabilities, net - (3.7)%		(365,701)
Total Net Assets - 100.0%		$10,014,709

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,913,664	$—	$—	$9,913,664
Repurchase Agreements	—	100,267	—	100,267
Securities Lending Collateral	366,479	—	—	366,479
Total Assets	$10,280,143	$100,267	$—	$10,380,410

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $364,980 of securities loaned (cost $8,071,228)	$10,280,143
Repurchase agreements, at value (cost $100,267)	100,267
Receivables:
Fund shares sold	24,083
Dividends	6,627
Securities lending income	129
Interest	21
Total assets	10,411,270

Liabilities:
Payable for:
Return of securities lending collateral	366,479
Management fees	5,568
Transfer agent and administrative fees	1,856
Investor service fees	1,856
Portfolio accounting fees	743
Fund shares redeemed	474
Trustees’ fees*	200
Miscellaneous	19,385
Total liabilities	396,561
Commitments and contingent liabilities (Note 12)	—
Net assets	$10,014,709

Net assets consist of:
Paid in capital	$9,360,183
Total distributable earnings (loss)	654,526
Net assets	$10,014,709
Capital shares outstanding	245,889
Net asset value per share	$40.73

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$95,533
Interest	849
Income from securities lending, net	398
Total investment income	96,780

Expenses:
Management fees	40,331
Investor service fees	13,444
Transfer agent and administrative fees	13,444
Professional fees	11,175
Portfolio accounting fees	5,377
Trustees’ fees*	1,646
Custodian fees	1,396
Line of credit fees	4
Miscellaneous	7,535
Total expenses	94,352
Net investment income	2,428

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(398,263)
Net realized loss	(398,263)
Net change in unrealized appreciation (depreciation) on:
Investments	2,015,456
Net change in unrealized appreciation (depreciation)	2,015,456
Net realized and unrealized gain	1,617,193
Net increase in net assets resulting from operations	$1,619,621

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,428	$(3,727)
Net realized loss on investments	(398,263)	(300,173)
Net change in unrealized appreciation (depreciation) on investments	2,015,456	(2,067,546)
Net increase (decrease) in net assets resulting from operations	1,619,621	(2,371,446)

Distributions to shareholders	—	(1,912,944)

Capital share transactions:
Proceeds from sale of shares	8,657,249	15,203,247
Distributions reinvested	—	1,912,944
Cost of shares redeemed	(9,247,346)	(21,262,053)
Net decrease from capital share transactions	(590,097)	(4,145,862)
Net increase (decrease) in net assets	1,029,524	(8,430,252)

Net assets:
Beginning of period	8,985,185	17,415,437
End of period	$10,014,709	$8,985,185

Capital share activity:
Shares sold	214,145	323,982
Shares issued from reinvestment of distributions	—	44,363
Shares redeemed	(229,273)	(457,135)
Net decrease in shares	(15,128)	(88,790)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$34.42	$49.79	$54.35	$42.30	$53.78	$58.55
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.01)	(.05)	(.06)	.26	.05
Net gain (loss) on investments (realized and unrealized)	6.30	(7.95)	6.13	12.41	(5.93)	3.68
Total from investment operations	6.31	(7.96)	6.08	12.35	(5.67)	3.73
Less distributions from:
Net investment income	—	—	—	(.30)	(.08)	(.05)
Net realized gains	—	(7.41)	(10.64)	—	(5.73)	(8.45)
Total distributions	—	(7.41)	(10.64)	(.30)	(5.81)	(8.50)
Net asset value, end of period	$40.73	$34.42	$49.79	$54.35	$42.30	$53.78

Total Return[c]	18.33%	(18.98%)	13.15%	28.89%	(11.86%)	6.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,015	$8,985	$17,415	$30,207	$12,007	$17,460
Ratios to average net assets:
Net investment income (loss)	0.05%	(0.03%)	(0.10%)	(0.07%)	0.52%	0.08%
Total expenses	1.75%	1.62%	1.61%	1.56%	1.50%	1.57%
Portfolio turnover rate	76%	145%	144%	282%	280%	353%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Avon Products, Inc.	2.5%
Innovative Industrial Properties, Inc.	2.0%
NeoGenomics, Inc.	1.8%
Shake Shack, Inc. — Class A	1.8%
Perficient, Inc.	1.5%
Medpace Holdings, Inc.	1.5%
KEMET Corp.	1.4%
Nanometrics, Inc.	1.4%
Wingstop, Inc.	1.4%
CONMED Corp.	1.3%
Top Ten Total	16.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	6.26%	(12.95%)	5.53%	12.68%
S&P SmallCap 600 Pure Growth Index	7.39%	(11.28%)	7.38%	14.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 30.4%
Avon Products, Inc.*	74,950	$290,806
NeoGenomics, Inc.*	9,660	211,940
Medpace Holdings, Inc.*	2,580	168,784
CONMED Corp.	1,790	153,170
Tactile Systems Technology, Inc.*	2,619	149,073
Cardiovascular Systems, Inc.*	3,260	139,952
Medifast, Inc.	1,041	133,560
Career Education Corp.*	6,220	118,616
Supernus Pharmaceuticals, Inc.*	3,321	109,892
Repligen Corp.*	1,211	104,085
Luminex Corp.	4,620	95,357
Innoviva, Inc.*	6,426	93,563
Arrowhead Pharmaceuticals, Inc.*	3,520	93,280
AngioDynamics, Inc.*	4,695	92,445
Harsco Corp.*	3,349	91,897
Inter Parfums, Inc.	1,372	91,224
Eagle Pharmaceuticals, Inc.*	1,546	86,081
WD-40 Co.	520	82,701
Neogen Corp.*	1,289	80,060
Integer Holdings Corp.*	892	74,857
Ensign Group, Inc.	1,230	70,011
Cardtronics plc — Class A*	2,370	64,748
Heska Corp.*	750	63,877
Monro, Inc.	730	62,269
HMS Holdings Corp.*	1,880	60,893
CorVel Corp.*	671	58,384
Strategic Education, Inc.	310	55,180
Care.com, Inc.*	4,940	54,241
American Public Education, Inc.*	1,785	52,800
Corcept Therapeutics, Inc.*	4,097	45,682
REGENXBIO, Inc.*	880	45,206
Merit Medical Systems, Inc.*	739	44,015
Amphastar Pharmaceuticals, Inc.*	2,030	42,853
Addus HomeCare Corp.*	540	40,473
AMN Healthcare Services, Inc.*	731	39,657
CryoLife, Inc.*	1,210	36,215
Forrester Research, Inc.	760	35,743
Surmodics, Inc.*	807	34,838
Endo International plc*	6,830	28,140
BioTelemetry, Inc.*	522	25,134
Spectrum Pharmaceuticals, Inc.*	2,720	23,419
Meridian Bioscience, Inc.	1,920	22,810
Vanda Pharmaceuticals, Inc.*	1,610	22,685
Tivity Health, Inc.*	1,370	22,523
Total Consumer, Non-cyclical		3,513,139

Financial - 16.4%
Innovative Industrial Properties, Inc. REIT[1]	1,900	234,764
Agree Realty Corp. REIT	1,730	110,806
eHealth, Inc.*	1,270	109,347
Blucora, Inc.*	3,385	102,802
Four Corners Property Trust, Inc. REIT	3,626	99,098
RLI Corp.	1,140	97,709
Redwood Trust, Inc. REIT	5,390	89,097
United Fire Group, Inc.	1,684	81,607
Armada Hoffler Properties, Inc. REIT	4,560	75,468
Old National Bancorp	4,546	75,418
Triumph Bancorp, Inc.*	2,440	70,882
Independent Bank Corp.	918	69,906
HCI Group, Inc.	1,640	66,371
LegacyTexas Financial Group, Inc.	1,585	64,525
Community Bank System, Inc.	930	61,231
Easterly Government Properties, Inc. REIT	3,152	57,083
Universal Insurance Holdings, Inc.	1,870	52,173
Urstadt Biddle Properties, Inc. — Class A REIT	2,480	52,080
City Holding Co.	660	50,332
Marcus & Millichap, Inc.*	1,480	45,658
Washington Prime Group, Inc. REIT[1]	11,624	44,404
Seacoast Banking Corporation of Florida*	1,700	43,248
Community Healthcare Trust, Inc. REIT	1,040	40,986
Glacier Bancorp, Inc.	920	37,306
National Storage Affiliates Trust REIT	1,219	35,278
Westamerica Bancorporation	560	34,502
Total Financial		1,902,081

Consumer, Cyclical - 16.0%
Shake Shack, Inc. — Class A*	2,853	205,987
Wingstop, Inc.	1,684	159,559
iRobot Corp.*,1	1,351	123,805
Sleep Number Corp.*	2,443	98,673
BJ’s Restaurants, Inc.	2,130	93,592
Guess?, Inc.[1]	5,640	91,086
Shoe Carnival, Inc.[1]	3,172	87,547
Regis Corp.*	5,190	86,154
Allegiant Travel Co. — Class A	525	75,338
FirstCash, Inc.	738	73,815
Children’s Place, Inc.	770	73,443
Marcus Corp.	2,130	70,205
Cavco Industries, Inc.*	444	69,948
Dorman Products, Inc.*	760	66,226
Ruth’s Hospitality Group, Inc.	2,752	62,498
UniFirst Corp.	320	60,342
Mobile Mini, Inc.	1,693	51,518
Dine Brands Global, Inc.	520	49,644
Tailored Brands, Inc.[1]	7,740	44,660
Crocs, Inc.*	2,180	43,055
El Pollo Loco Holdings, Inc.*	4,006	42,704
Dave & Buster’s Entertainment, Inc.	1,045	42,291
Ascena Retail Group, Inc.*	65,250	39,802
Kontoor Brands, Inc.*	1,330	37,267
Total Consumer, Cyclical		1,849,159

Industrial - 10.3%
KEMET Corp.	8,674	163,158
DXP Enterprises, Inc.*	2,940	111,397
SPX Corp.*	3,090	102,032
Matson, Inc.	2,600	101,010
Vicor Corp.*	3,234	100,416
Franklin Electric Company, Inc.	1,690	80,275
Proto Labs, Inc.*	613	71,120

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

AeroVironment, Inc.*	1,178	$66,875
Mesa Laboratories, Inc.	260	63,528
ESCO Technologies, Inc.	760	62,791
Exponent, Inc.	1,000	58,540
Albany International Corp. — Class A	668	55,384
Aerojet Rocketdyne Holdings, Inc.*	942	42,173
Raven Industries, Inc.	1,105	39,648
National Presto Industries, Inc.	420	39,182
US Ecology, Inc.	610	36,319
Total Industrial		1,193,848

Technology - 9.3%
Nanometrics, Inc.*	4,632	160,777
SPS Commerce, Inc.*	1,250	127,762
Tabula Rasa HealthCare, Inc.*	2,046	102,157
Unisys Corp.*,1	10,440	101,477
Bottomline Technologies DE, Inc.*	2,220	98,213
Cabot Microelectronics Corp.	726	79,918
Omnicell, Inc.*	865	74,416
Brooks Automation, Inc.	1,700	65,875
Virtusa Corp.*	1,407	62,513
CTS Corp.	2,120	58,470
Agilysys, Inc.*	2,650	56,895
3D Systems Corp.*,1	5,430	49,413
NextGen Healthcare, Inc.*	2,112	42,029
Total Technology		1,079,915

Energy - 8.3%
ProPetro Holding Corp.*	6,970	144,279
Renewable Energy Group, Inc.*	8,090	128,307
DMC Global, Inc.	1,960	124,166
SunCoke Energy, Inc.*	12,480	110,822
KLX Energy Services Holdings, Inc.*	4,548	92,916
Archrock, Inc.	7,620	80,772
HighPoint Resources Corp.*	42,830	77,951
Denbury Resources, Inc.*	61,480	76,235
Penn Virginia Corp.*	2,410	73,939
Carrizo Oil & Gas, Inc.*	4,770	47,795
Total Energy		957,182

Communications - 6.0%
Perficient, Inc.*	5,100	175,032
Iridium Communications, Inc.*	5,298	123,231
Liquidity Services, Inc.*	10,338	62,958
QuinStreet, Inc.*	3,540	56,109
8x8, Inc.*	2,320	55,912
EW Scripps Co. — Class A	3,610	55,197
Harmonic, Inc.*	9,121	50,622
Viavi Solutions, Inc.*	3,310	43,990
ATN International, Inc.	730	42,143
Stamps.com, Inc.*	579	26,211
Total Communications		691,405

Basic Materials - 2.8%
Kaiser Aluminum Corp.	1,190	116,156
Innospec, Inc.	1,050	95,802
Hawkins, Inc.	1,680	72,929
Quaker Chemical Corp.	170	34,489
Total Basic Materials		319,376

Total Common Stocks
(Cost $9,666,860)		11,506,105

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$39,145	39,145
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	9,724	9,724
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	9,725	9,725
Total Repurchase Agreements
(Cost $58,594)		58,594

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[4]	447,977	447,977
Total Securities Lending Collateral
(Cost $447,977)		447,977

Total Investments - 103.9%
(Cost $10,173,431)		$12,012,676
Other Assets & Liabilities, net - (3.9)%		(452,834)
Total Net Assets - 100.0%		$11,559,842

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
S&P SMALLCAP 600® PURE GROWTH FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Fund

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,506,105	$—	$—	$11,506,105
Repurchase Agreements	—	58,594	—	58,594
Securities Lending Collateral	447,977	—	—	447,977
Total Assets	$11,954,082	$58,594	$—	$12,012,676

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $446,374 of securities loaned (cost $10,114,837)	$11,954,082
Repurchase agreements, at value (cost $58,594)	58,594
Receivables:
Fund shares sold	502,294
Securities sold	113,521
Dividends	8,136
Securities lending income	487
Interest	12
Total assets	12,637,126

Liabilities:
Payable for:
Securities purchased	594,730
Return of securities lending collateral	447,977
Management fees	6,137
Transfer agent and administrative fees	2,045
Investor service fees	2,045
Portfolio accounting fees	818
Trustees’ fees*	238
Fund shares redeemed	56
Miscellaneous	23,238
Total liabilities	1,077,284
Commitments and contingent liabilities (Note 12)	—
Net assets	$11,559,842

Net assets consist of:
Paid in capital	$10,928,794
Total distributable earnings (loss)	631,048
Net assets	$11,559,842
Capital shares outstanding	221,697
Net asset value per share	$52.14

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$59,403
Interest	1,198
Income from securities lending, net	2,267
Total investment income	62,868

Expenses:
Management fees	47,587
Investor service fees	15,862
Transfer agent and administrative fees	15,862
Professional fees	13,566
Portfolio accounting fees	6,345
Trustees’ fees*	2,641
Custodian fees	2,019
Line of credit fees	11
Miscellaneous	7,473
Total expenses	111,366
Net investment loss	(48,498)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	942,010
Net realized gain	942,010
Net change in unrealized appreciation (depreciation) on:
Investments	155,320
Net change in unrealized appreciation (depreciation)	155,320
Net realized and unrealized gain	1,097,330
Net increase in net assets resulting from operations	$1,048,832

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(48,498)	$(241,095)
Net realized gain (loss) on investments	942,010	(1,539,254)
Net change in unrealized appreciation (depreciation) on investments	155,320	(1,822,907)
Net increase (decrease) in net assets resulting from operations	1,048,832	(3,603,256)

Distributions to shareholders	—	(549,379)

Capital share transactions:
Proceeds from sale of shares	6,953,491	68,349,093
Distributions reinvested	—	549,379
Cost of shares redeemed	(13,448,023)	(68,178,483)
Net increase (decrease) from capital share transactions	(6,494,532)	719,989
Net decrease in net assets	(5,445,700)	(3,432,646)

Net assets:
Beginning of period	17,005,542	20,438,188
End of period	$11,559,842	$17,005,542

Capital share activity:
Shares sold	131,593	1,133,425
Shares issued from reinvestment of distributions	—	8,745
Shares redeemed	(256,456)	(1,167,579)
Net decrease in shares	(124,863)	(25,409)

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$49.07	$54.95	$49.86	$42.01	$45.67	$45.67
Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(.60)	(.47)	(.14)	(.30)	(.38)
Net gain (loss) on investments (realized and unrealized)	3.27	(4.12)	8.25	7.99	.62	.38
Total from investment operations	3.07	(4.72)	7.78	7.85	.32	—
Less distributions from:
Net realized gains	—	(1.16)	(2.69)	—	(3.98)	—
Total distributions	—	(1.16)	(2.69)	—	(3.98)	—
Net asset value, end of period	$52.14	$49.07	$54.95	$49.86	$42.01	$45.67

Total Return[c]	6.26%	(9.03%)	16.08%	18.69%	(0.37%)	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,560	$17,006	$20,438	$20,844	$22,156	$25,379
Ratios to average net assets:
Net investment income (loss)	(0.76%)	(1.01%)	(0.90%)	(0.32%)	(0.64%)	(0.85%)
Total expenses	1.76%	1.63%	1.61%	1.56%	1.50%	1.57%
Portfolio turnover rate	53%	313%	280%	475%	282%	268%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Sonic Automotive, Inc. — Class A	2.0%
Ultra Clean Holdings, Inc.	1.9%
Group 1 Automotive, Inc.	1.8%
William Lyon Homes — Class A	1.8%
Griffon Corp.	1.6%
Century Communities, Inc.	1.5%
Hibbett Sports, Inc.	1.5%
M/I Homes, Inc.	1.4%
PH Glatfelter Co.	1.4%
Kelly Services, Inc. — Class A	1.4%
Top Ten Total	16.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	8.07%	(18.96%)	(0.67%)	9.19%
S&P SmallCap 600 Pure Value Index	9.05%	(17.53%)	0.98%	10.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 98.8%

Consumer, Cyclical - 37.7%
Sonic Automotive, Inc. — Class A	5,725	$133,679
Group 1 Automotive, Inc.	1,506	123,326
William Lyon Homes — Class A*	6,760	123,235
Century Communities, Inc.*	3,980	105,788
Hibbett Sports, Inc.*	5,466	99,481
M/I Homes, Inc.*	3,475	99,176
GMS, Inc.*	4,170	91,740
Meritage Homes Corp.*	1,740	89,332
Winnebago Industries, Inc.	2,310	89,281
American Axle & Manufacturing Holdings, Inc.*	6,959	88,797
Lithia Motors, Inc. — Class A	745	88,491
Genesco, Inc.*	1,611	68,129
Core-Mark Holding Company, Inc.	1,431	56,839
MDC Holdings, Inc.	1,733	56,808
EZCORP, Inc. — Class A*	5,679	53,780
Anixter International, Inc.*	882	52,664
Red Robin Gourmet Burgers, Inc.*	1,720	52,580
ScanSource, Inc.*	1,596	51,966
Zumiez, Inc.*	1,965	51,287
Office Depot, Inc.	24,510	50,491
Vista Outdoor, Inc.*	5,556	49,337
Wabash National Corp.	3,010	48,973
Lumber Liquidators Holdings, Inc.*,1	3,840	44,352
Veritiv Corp.*	2,213	42,976
Cato Corp. — Class A	3,455	42,566
Chico’s FAS, Inc.	12,034	40,555
Abercrombie & Fitch Co. — Class A	2,486	39,875
MarineMax, Inc.*	2,416	39,719
Titan International, Inc.	7,803	38,157
LGI Homes, Inc.*	530	37,858
Cooper-Standard Holdings, Inc.*	821	37,618
J.C. Penney Company, Inc.*,1	32,496	37,046
Express, Inc.*	13,331	36,394
Vitamin Shoppe, Inc.*	9,151	36,055
Big Lots, Inc.	1,240	35,476
Conn’s, Inc.*	1,990	35,462
Superior Industries International, Inc.	9,155	31,676
Haverty Furniture Companies, Inc.	1,602	27,282
Ethan Allen Interiors, Inc.	1,150	24,219
Caleres, Inc.	1,152	22,948
Vera Bradley, Inc.*	1,893	22,716
SkyWest, Inc.	370	22,448
Motorcar Parts of America, Inc.*	1,024	21,924
Cooper Tire & Rubber Co.	656	20,697
G-III Apparel Group Ltd.*	630	18,535
Barnes & Noble, Inc.	2,770	18,531
Bloomin’ Brands, Inc.	940	17,775
Unifi, Inc.*	969	17,607
Barnes & Noble Education, Inc.*	4,690	15,758
Fossil Group, Inc.*	1,132	13,018
Kirkland’s, Inc.*	4,527	10,231
GameStop Corp. — Class A1	1,466	8,019
Total Consumer, Cyclical		2,582,673

Industrial - 20.1%
Griffon Corp.	6,360	107,611
Boise Cascade Co.	2,415	67,886
Universal Forest Products, Inc.	1,760	66,985
Olympic Steel, Inc.	4,451	60,756
MYR Group, Inc.*	1,600	59,760
TTM Technologies, Inc.*	5,760	58,752
Atlas Air Worldwide Holdings, Inc.*	1,236	55,175
Multi-Color Corp.	1,060	52,968
Lydall, Inc.*	2,571	51,934
Sanmina Corp.*	1,703	51,567
Arcosa, Inc.	1,330	50,048
Benchmark Electronics, Inc.	1,976	49,637
TimkenSteel Corp.*	6,024	48,975
Patrick Industries, Inc.*	970	47,714
Echo Global Logistics, Inc.*	1,983	41,385
ArcBest Corp.	1,472	41,378
CIRCOR International, Inc.*	870	40,020
Ichor Holdings Ltd.*	1,643	38,840
SEACOR Holdings, Inc.*	770	36,583
US Concrete, Inc.*	720	35,777
TopBuild Corp.*	420	34,759
Briggs & Stratton Corp.	3,219	32,963
Aegion Corp. — Class A*	1,784	32,826
Powell Industries, Inc.	684	25,992
Greenbrier Companies, Inc.	852	25,901
Encore Wire Corp.	389	22,787
Comtech Telecommunications Corp.	767	21,560
SPX FLOW, Inc.*	510	21,349
Astec Industries, Inc.	620	20,187
Mueller Industries, Inc.	670	19,611
Apogee Enterprises, Inc.	450	19,548
Bel Fuse, Inc. — Class B	1,021	17,531
Tredegar Corp.	919	15,274
Total Industrial		1,374,039

Consumer, Non-cyclical - 12.8%
Kelly Services, Inc. — Class A	3,662	95,908
Magellan Health, Inc.*	1,199	89,002
ABM Industries, Inc.	1,800	72,000
Rent-A-Center, Inc.*	2,320	61,782
Cross Country Healthcare, Inc.*	6,367	59,722
United Natural Foods, Inc.*	6,270	56,242
Andersons, Inc.	2,039	55,543
Seneca Foods Corp. — Class A*	1,815	50,512
SpartanNash Co.	4,205	49,072
Quanex Building Products Corp.	1,900	35,891
TrueBlue, Inc.*	1,570	34,634
Universal Corp.	473	28,744
Invacare Corp.	5,355	27,793
Team, Inc.*	1,739	26,641
Lannett Company, Inc.*	4,090	24,785
Assertio Therapeutics, Inc.*	5,435	18,751
Diplomat Pharmacy, Inc.*	2,867	17,460

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

Matthews International Corp. — Class A	420	$14,637
Select Medical Holdings Corp.*	820	13,013
Owens & Minor, Inc.	4,050	12,960
Dean Foods Co.	13,397	12,376
Central Garden & Pet Co. — Class A*	380	9,363
LSC Communications, Inc.	2,373	8,709
Central Garden & Pet Co.*	100	2,695
Total Consumer, Non-cyclical		878,235

Financial - 9.1%
Realogy Holdings Corp.	9,880	71,531
Encore Capital Group, Inc.*	1,904	64,489
International. FCStone, Inc.*	1,347	53,328
iStar, Inc. REIT	3,770	46,823
Ambac Financial Group, Inc.*	2,380	40,103
Customers Bancorp, Inc.*	1,750	36,750
Stewart Information Services Corp.	757	30,651
Third Point Reinsurance Ltd.*	2,530	26,109
Summit Hotel Properties, Inc. REIT	2,020	23,169
Opus Bank	1,095	23,116
Invesco Mortgage Capital, Inc. REIT	1,405	22,649
Capstead Mortgage Corp. REIT	2,649	22,119
PennyMac Mortgage Investment Trust REIT	902	19,691
Horace Mann Educators Corp.	465	18,735
PRA Group, Inc.*	630	17,728
Hersha Hospitality Trust REIT	1,030	17,036
CBL & Associates Properties, Inc. REIT	16,297	16,949
Pacific Premier Bancorp, Inc.	530	16,366
Xenia Hotels & Resorts, Inc. REIT	770	16,055
Hope Bancorp, Inc.	1,136	15,654
Apollo Commercial Real Estate Finance, Inc. REIT	732	13,461
Cedar Realty Trust, Inc. REIT	4,646	12,312
Total Financial		624,824

Basic Materials - 6.7%
PH Glatfelter Co.	5,741	96,908
Kraton Corp.*	2,310	71,772
Mercer International, Inc.	3,860	59,714
Clearwater Paper Corp.*	2,866	52,993
Century Aluminum Co.*	6,640	45,882
Rayonier Advanced Materials, Inc.	5,805	37,674
Koppers Holdings, Inc.*	1,200	35,232
AdvanSix, Inc.*	849	20,741
Innophos Holdings, Inc.	690	20,086
Schweitzer-Mauduit International, Inc.	600	19,908
Total Basic Materials		460,910

Energy - 6.6%
Par Pacific Holdings, Inc.*	2,896	59,426
US Silica Holdings, Inc.	4,213	53,884
Green Plains, Inc.	4,395	47,378
Helix Energy Solutions Group, Inc.*	4,476	38,628
REX American Resources Corp.*	454	33,097
SRC Energy, Inc.*	5,152	25,554
Laredo Petroleum, Inc.*	8,662	25,120
Newpark Resources, Inc.*	3,380	25,080
C&J Energy Services, Inc.*	1,944	22,900
Gulfport Energy Corp.*	4,250	20,867
Matrix Service Co.*	1,019	20,645
Diamond Offshore Drilling, Inc.*,1	2,299	20,392
Oil States International, Inc.*	982	17,971
Superior Energy Services, Inc.*	11,720	15,236
Exterran Corp.*	1,010	14,362
Ring Energy, Inc.*	2,388	7,761
Total Energy		448,301

Technology - 4.2%
Ultra Clean Holdings, Inc.*	9,440	131,405
Insight Enterprises, Inc.*	1,138	66,232
Photronics, Inc.*	3,294	27,011
Pitney Bowes, Inc.	4,500	19,260
Sykes Enterprises, Inc.*	616	16,915
Donnelley Financial Solutions, Inc.*	1,130	15,074
TiVo Corp.	1,690	12,455
Total Technology		288,352

Communications - 1.6%
Gannett Company, Inc.	5,210	42,514
New Media Investment Group, Inc.	3,435	32,426
Digi International, Inc.*	1,500	19,020
Frontier Communications Corp.*,1	7,675	13,431
Total Communications		107,391

Total Common Stocks
(Cost $5,723,185)		6,764,725

RIGHTS††† - 0.0%
A Schulman, Inc.
Expires 09/30/19*,2	1,164	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,3 - 1.1%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	$51,105	51,105
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	12,695	12,695
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	12,696	12,696
Total Repurchase Agreements
(Cost $76,496)		76,496

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,4 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[5]	77,041	$77,041
Total Securities Lending Collateral
(Cost $77,041)		77,041

Total Investments - 101.0%
(Cost $5,876,722)		$6,918,262
Other Assets & Liabilities, net - (1.0)%		(69,354)
Total Net Assets - 100.0%		$6,848,908

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of June 30, 2019.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$6,764,725	$—	$—		$6,764,725
Rights	—	—	—	*	—
Repurchase Agreements	—	76,496	—		76,496
Securities Lending Collateral	77,041	—	—		77,041
Total Assets	$6,841,766	$76,496	$—		$6,918,262

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value - including $73,986 of securities loaned (cost $5,800,226)	$6,841,766
Repurchase agreements, at value (cost $76,496)	76,496
Receivables:
Fund shares sold	23,992
Dividends	5,834
Securities lending income	570
Interest	16
Total assets	6,948,674

Liabilities:
Payable for:
Return of securities lending collateral	77,041
Management fees	3,756
Transfer agent and administrative fees	1,252
Investor service fees	1,252
Fund shares redeemed	568
Portfolio accounting fees	501
Trustees’ fees*	157
Miscellaneous	15,239
Total liabilities	99,766
Commitments and contingent liabilities (Note 12)	—
Net assets	$6,848,908

Net assets consist of:
Paid in capital	$9,756,209
Total distributable earnings (loss)	(2,907,301)
Net assets	$6,848,908
Capital shares outstanding	120,005
Net asset value per share	$57.07

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$57,679
Interest	693
Income from securities lending, net	2,979
Total investment income	61,351

Expenses:
Management fees	31,600
Investor service fees	10,533
Transfer agent and administrative fees	10,533
Professional fees	9,036
Portfolio accounting fees	4,213
Trustees’ fees*	1,761
Custodian fees	1,372
Line of credit fees	2
Miscellaneous	4,954
Total expenses	74,004
Net investment loss	(12,653)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(347,680)
Net realized loss	(347,680)
Net change in unrealized appreciation (depreciation) on:
Investments	1,161,240
Net change in unrealized appreciation (depreciation)	1,161,240
Net realized and unrealized gain	813,560
Net increase in net assets resulting from operations	$800,907

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(12,653)	$18,260
Net realized loss on investments	(347,680)	(768,745)
Net change in unrealized appreciation (depreciation) on investments	1,161,240	(2,189,576)
Net increase (decrease) in net assets resulting from operations	800,907	(2,940,061)

Capital share transactions:
Proceeds from sale of shares	5,745,897	29,766,017
Cost of shares redeemed	(8,112,245)	(36,159,635)
Net decrease from capital share transactions	(2,366,348)	(6,393,618)
Net decrease in net assets	(1,565,441)	(9,333,679)

Net assets:
Beginning of period	8,414,349	17,748,028
End of period	$6,848,908	$8,414,349

Capital share activity:
Shares sold	95,865	430,933
Shares redeemed	(135,204)	(538,553)
Net decrease in shares	(39,339)	(107,620)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$52.81	$66.48	$69.13	$52.48	$65.72	$79.11
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	.08	(.23)	(.45)	(.06)	(.39)
Net gain (loss) on investments (realized and unrealized)	4.35	(13.75)	(.20)	17.10	(8.15)	1.28
Total from investment operations	4.26	(13.67)	(.43)	16.65	(8.21)	.89
Less distributions from:
Net realized gains	—	—	(2.22)	—	(5.03)	(14.28)
Total distributions	—	—	(2.22)	—	(5.03)	(14.28)
Net asset value, end of period	$57.07	$52.81	$66.48	$69.13	$52.48	$65.72

Total Return[c]	8.07%	(20.58%)	(0.28%)	31.74%	(13.54%)	1.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,849	$8,414	$17,748	$28,408	$11,747	$14,318
Ratios to average net assets:
Net investment income (loss)	(0.30%)	0.12%	(0.35%)	(0.44%)	(0.09%)	(0.50%)
Total expenses	1.76%	1.62%	1.61%	1.56%	1.50%	1.57%
Portfolio turnover rate	55%	194%	204%	303%	245%	144%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	13.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	13.2%
Nestle S.A. ADR	2.4%
Novartis AG ADR	1.9%
Roche Holding AG ADR	1.7%
Royal Dutch Shell plc — Class A ADR	1.3%
BP plc ADR	1.3%
HSBC Holdings plc ADR	1.2%
Linde plc	1.1%
AstraZeneca plc ADR	1.1%
Top Ten Total	38.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
United Kingdom	38.8%
Switzerland	25.6%
Germany	13.7%
France	7.7%
Netherlands	6.4%
Belgium	3.2%
Denmark	2.1%
Other	2.5%
Total Long-Term Investments	100.0%

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2019

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	20.24%	4.35%	(1.63%)	3.99%
STOXX Europe 50 Index	17.49%	5.32%	0.71%	5.57%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 27.2%

Consumer, Non-cyclical - 11.9%
Nestle S.A. ADR	1,681	$173,815
Novartis AG ADR	1,468	134,043
Roche Holding AG ADR	3,375	118,462
AstraZeneca plc ADR	1,867	77,070
Diageo plc ADR	443	76,338
Anheuser-Busch InBev S.A. ADR	700	61,957
Novo Nordisk A/S ADR	804	41,036
British American Tobacco plc ADR	1,105	38,531
Unilever N.V. — Class Y	564	34,246
Unilever plc ADR	518	32,101
GlaxoSmithKline plc ADR	380	15,208
Sanofi ADR	338	14,625
L’Oreal S.A. ADR	189	10,752
Bayer AG ADR	615	10,732
Reckitt Benckiser Group plc ADR	593	9,417
Total Consumer, Non-cyclical		848,333

Financial - 4.8%
HSBC Holdings plc ADR	2,109	88,030
Allianz SE ADR	3,156	75,996
Prudential plc ADR	1,273	55,783
Zurich Insurance Group AG ADR	1,204	41,959
ING Groep N.V. ADR	1,668	19,299
Banco Santander S.A. ADR	2,426	11,111
AXA S.A. ADR	353	9,242
BNP Paribas S.A. ADR	388	9,188
Lloyds Banking Group plc ADR	3,063	8,699
UBS Group AG*	703	8,330
Banco Bilbao Vizcaya Argentaria S.A. ADR	1,325	7,367
Intesa Sanpaolo SpA ADR	564	7,214
Total Financial		342,218

Energy - 3.3%
Royal Dutch Shell plc — Class A ADR	1,445	94,026
BP plc ADR	2,242	93,492
Total S.A. ADR	644	35,929
Eni SpA ADR	243	8,026
Total Energy		231,473

Basic Materials - 2.6%
Linde plc	401	80,521
Rio Tinto plc ADR	808	50,371
BASF SE ADR	2,132	38,909
Air Liquide S.A. ADR	356	9,943
Glencore plc ADR*	1,141	7,861
Total Basic Materials		187,605

Industrial - 1.8%
Siemens AG ADR	1,218	72,666
ABB Ltd. ADR	906	18,147
Airbus SE ADR	338	11,952
Vinci S.A. ADR	369	9,413
Safran S.A. ADR	248	9,057
Schneider Electric SE ADR	494	8,936
Total Industrial		130,171

Technology - 1.5%
ASML Holding N.V. — Class G	341	70,904
SAP SE ADR	266	36,389
Total Technology		107,293

Consumer, Cyclical - 0.6%
LVMH Moet Hennessy Louis Vuitton SE ADR	242	20,597
Daimler AG ADR	1,439	20,002
Total Consumer, Cyclical		40,599

Communications - 0.4%
Vodafone Group plc ADR	680	11,104
Deutsche Telekom AG ADR	542	9,398
Telefonica S.A. ADR	920	7,627
Total Communications		28,129

Utilities - 0.3%
National Grid plc ADR	368	19,570

Total Common Stocks
(Cost $1,878,054)		1,935,391

MUTUAL FUNDS† - 26.5%
Guggenheim Strategy Fund II1	37,915	941,047
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	94,211	938,346
Total Mutual Funds
(Cost $1,879,960)		1,879,393

	Face Amount

U.S. TREASURY BILLS†† - 4.2%
U.S. Treasury Bills
2.11% due 07/16/19[2,3]	$298,000	297,746
Total U.S. Treasury Bills
(Cost $297,728)		297,746

REPURCHASE AGREEMENTS††,4 - 18.1%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	858,522	858,522
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	213,272	213,272
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	213,272	213,272
Total Repurchase Agreements
(Cost $1,285,066)		1,285,066

Total Investments - 76.0%
(Cost $5,340,808)		$5,397,596
Other Assets & Liabilities, net - 24.0%		1,703,384
Total Net Assets - 100.0%		$7,100,980

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
EUROPE 1.25x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	49	Sep 2019	$7,007,919	$33,187

Equity Futures Contracts Purchased†
STOXX Europe 50 Index Futures Contracts	191	Sep 2019	6,875,739	(217)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,935,391	$—	$—	$1,935,391
Mutual Funds	1,879,393	—	—	1,879,393
U.S. Treasury Bills	—	297,746	—	297,746
Repurchase Agreements	—	1,285,066	—	1,285,066
Currency Futures Contracts*	33,187	—	—	33,187
Total Assets	$3,847,971	$1,582,812	$—	$5,430,783

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts*	$217	$—	$—	$217

*	This derivative is reported as unrealized appreciation/depreciation at period end.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
EUROPE 1.25x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$876,931	$813,734	$(750,000)	$(3,651)	$4,033	$941,047	37,915	$13,839
Guggenheim Ultra Short Duration Fund - Institutional Class	696,060	1,022,394	(780,000)	(2,650)	2,542	938,346	94,211	12,467
	$1,572,991	$1,836,128	$(1,530,000)	$(6,301)	$6,575	$1,879,393		$26,306

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $2,175,782)	$2,233,137
Investments in affiliated issuers, at value (cost $1,879,960)	1,879,393
Repurchase agreements, at value (cost $1,285,066)	1,285,066
Cash	54,505
Segregated cash with broker	39,941
Receivables:
Fund shares sold	3,135,692
Variation margin on futures contracts	30,053
Foreign tax reclaims	9,248
Dividends	5,211
Interest	269
Swap settlement	258
Total assets	8,672,773

Liabilities:
Foreign currency, at value (cost $54,512)	54,532
Payable for:
Securities purchased	1,506,109
Management fees	2,284
Transfer agent and administrative fees	684
Investor service fees	684
Portfolio accounting fees	274
Fund shares redeemed	251
Trustees’ fees	59
Miscellaneous	6,916
Total liabilities	1,571,793
Commitments and contingent liabilities (Note 12)	—
Net assets	$7,100,980

Net assets consist of:
Paid in capital	$8,146,594
Total distributable earnings (loss)	(1,045,614)
Net assets	$7,100,980
Capital shares outstanding	69,898
Net asset value per share	$101.59

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,313)	$10,295
Dividends from securities of affiliated issuers	26,306
Interest	9,597
Income from securities lending, net	144
Total investment income	46,342

Expenses:
Management fees	14,424
Investor service fees	4,007
Transfer agent and administrative fees	4,007
Professional fees	1,613
Portfolio accounting fees	1,603
Custodian fees	497
Trustees’ fees*	407
Line of credit fees	10
Miscellaneous	4,192
Total expenses	30,760
Less:
Expenses waived by Adviser	(1,169)
Net expenses	29,591
Net investment income	16,751

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	85,351
Investments in affiliated issuers	(6,301)
Futures contracts	357,287
Foreign currency transactions	(1,003)
Net realized gain	435,334
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	17,979
Investments in affiliated issuers	6,575
Futures contracts	39,100
Foreign currency translations	11
Net change in unrealized appreciation (depreciation)	63,665
Net realized and unrealized gain	498,999
Net increase in net assets resulting from operations	$515,750

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,751	$73,856
Net realized gain (loss) on investments	435,334	(799,572)
Net change in unrealized appreciation (depreciation) on investments	63,665	(251,541)
Net increase (decrease) in net assets resulting from operations	515,750	(977,257)

Distributions to shareholders	—	(15,264)

Capital share transactions:
Proceeds from sale of shares	12,294,396	14,938,345
Distributions reinvested	—	15,264
Cost of shares redeemed	(8,396,323)	(16,999,276)
Net increase (decrease) from capital share transactions	3,898,073	(2,045,667)
Net increase (decrease) in net assets	4,413,823	(3,038,188)

Net assets:
Beginning of period	2,687,157	5,725,345
End of period	$7,100,980	$2,687,157

Capital share activity:
Shares sold	126,471	149,773
Shares issued from reinvestment of distributions	—	153
Shares redeemed	(88,378)	(172,823)
Net increase (decrease) in shares	38,093	(22,897)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Year Ended December 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$84.49	$104.66	$82.06	$88.28	$96.17	$112.32
Income (loss) from investment operations:
Net investment income (loss)[b]	.49	1.66	.25	.25	.66	1.26
Net gain (loss) on investments (realized and unrealized)	16.61	(21.46)	23.17	(6.25)	(7.35)	(15.19)
Total from investment operations	17.10	(19.80)	23.42	(6.00)	(6.69)	(13.93)
Less distributions from:
Net investment income	—	(.37)	(.82)	(.22)	(1.20)	(2.22)
Total distributions	—	(.37)	(.82)	(.22)	(1.20)	(2.22)
Net asset value, end of period	$101.59	$84.49	$104.66	$82.06	$88.28	$96.17

Total Return[c]	20.24%	(18.97%)	28.60%	(5.58%)	(7.19%)	(12.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,101	$2,687	$5,725	$2,553	$3,083	$3,304
Ratios to average net assets:
Net investment income (loss)	1.05%	1.67%	0.26%	1.70%	0.63%	1.14%
Total expenses[d]	1.92%	1.78%	1.80%	1.73%	1.66%	1.75%
Net expenses[e]	1.85%	1.77%	1.80%	1.73%	1.66%	1.75%
Portfolio turnover rate	112%	187%	121%	441%	620%	401%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	28.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	27.8%
Total	56.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	17.17%	(7.19%)	8.76%	9.77%
Nikkei-225 Stock Average Index	8.79%	(2.05%)	5.67%	6.67%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 56.1%
Guggenheim Strategy Fund II1	19,016	$471,971
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	46,639	464,528
Total Mutual Funds
(Cost $934,181)		936,499

	Face Amount

FEDERAL AGENCY NOTES†† - 10.5%
Farmer Mac
1.55% due 07/03/19	$100,000	99,996
2.48% (U.S. Prime Rate -3.02%, Rate Floor: 0.00%) due 09/01/20[2]	75,000	75,000
Total Federal Agency Notes
(Cost $174,994)		174,996

U.S. TREASURY BILLS†† - 8.6%
U.S. Treasury Bills
2.11% due 07/16/19[3,4]	145,000	144,876
Total U.S. Treasury Bills
(Cost $144,867)		144,876

FEDERAL AGENCY DISCOUNT NOTES†† - 6.0%
Federal Home Loan Bank
2.22% due 07/02/19[4]	100,000	99,994
Total Federal Agency Discount Notes
(Cost $99,994)		99,994

REPURCHASE AGREEMENTS††,5 - 18.4%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	205,302	205,302
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	51,000	51,000
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	51,001	51,001
Total Repurchase Agreements
(Cost $307,303)		307,303

Total Investments - 99.6%
(Cost $1,661,339)		$1,663,668
Other Assets & Liabilities, net - 0.4%		5,904
Total Net Assets - 100.0%		$1,669,572

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Nikkei-225 (CME) Index Equity Futures Contracts	31	Sep 2019	$3,299,950	$21,499

Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	29	Sep 2019	3,381,400	16,414

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$936,499	$—	$—	$936,499
Federal Agency Notes	—	174,996	—	174,996
U.S. Treasury Bills	—	144,876	—	144,876
Federal Agency Discount Notes	—	99,994	—	99,994
Repurchase Agreements	—	307,303	—	307,303
Equity Futures Contracts*	21,499	—	—	21,499
Currency Futures Contracts*	16,414	—	—	16,414
Total Assets	$974,412	$727,169	$—	$1,701,581

*	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$683,491	$308,500	$(520,000)	$(23)	$3	$471,971	19,016	$8,559
Guggenheim Ultra Short Duration Fund — Institutional Class	456,957	407,424	(400,000)	147	—	464,528	46,639	7,473
	$1,140,448	$715,924	$(920,000)	$124	$3	$936,499		$16,032

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $419,855)	$419,866
Investments in affiliated issuers, at value (cost $934,181)	936,499
Repurchase agreements, at value (cost $307,303)	307,303
Receivables:
Variation margin on futures contracts	8,725
Dividends	2,600
Swap settlement	1,839
Interest	991
Total assets	1,677,823

Liabilities:
Payable for:
Securities purchased	2,600
Professional fees	1,371
Printing fees	877
Management fees	850
Fund shares redeemed	670
Transfer agent and administrative fees	319
Investor service fees	319
Portfolio accounting fees	128
Trustees’ fees*	35
Miscellaneous	1,082
Total liabilities	8,251
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,669,572

Net assets consist of:
Paid in capital	$3,553,636
Total distributable earnings (loss)	(1,884,064)
Net assets	$1,669,572
Capital shares outstanding	22,870
Net asset value per share	$73.00

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$16,032
Interest	8,722
Total investment income	24,754

Expenses:
Management fees	7,068
Investor service fees	2,356
Transfer agent and administrative fees	2,356
Professional fees	1,599
Portfolio accounting fees	942
Trustees’ fees*	268
Custodian fees	203
Miscellaneous	1,519
Total expenses	16,311
Less:
Expenses waived by Adviser	(704)
Net expenses	15,607
Net investment income	9,147

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	124
Futures contracts	124,596
Net realized gain	124,720
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	59
Investments in affiliated issuers	3
Futures contracts	108,442
Net change in unrealized appreciation (depreciation)	108,504
Net realized and unrealized gain	233,224
Net increase in net assets resulting from operations	$242,371

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,147	$25,936
Net realized gain (loss) on investments	124,720	(441,002)
Net change in unrealized appreciation (depreciation) on investments	108,504	(253,910)
Net increase (decrease) in net assets resulting from operations	242,371	(668,976)

Distributions to shareholders	—	(556,668)

Capital share transactions:
Proceeds from sale of shares	6,781,738	31,061,412
Distributions reinvested	—	556,668
Cost of shares redeemed	(7,367,582)	(33,993,486)
Net decrease from capital share transactions	(585,844)	(2,375,406)
Net decrease in net assets	(343,473)	(3,601,050)

Net assets:
Beginning of period	2,013,045	5,614,095
End of period	$1,669,572	$2,013,045

Capital share activity:
Shares sold	97,610	341,586
Shares issued from reinvestment of distributions	—	6,993
Shares redeemed	(107,051)	(371,950)
Net decrease in shares	(9,441)	(23,371)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Year Ended December 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$62.30	$100.82	$67.08	$61.65	$55.02	$171.68
Income (loss) from investment operations:
Net investment income (loss)[b]	.34	.70	(.13)	(.06)	(.78)	(1.68)
Net gain (loss) on investments (realized and unrealized)	10.36	(19.56)	33.87	5.49	7.41	(16.58)
Total from investment operations	10.70	(18.86)	33.74	5.43	6.63	(18.26)
Less distributions from:
Net realized gains	—	(19.66)	—	—	—	(98.40)
Total distributions	—	(19.66)	—	—	—	(98.40)
Net asset value, end of period	$73.00	$62.30	$100.82	$67.08	$61.65	$55.02

Total Return[c]	17.17%	(22.95%)	50.30%	8.86%	12.00%	(15.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,670	$2,013	$5,614	$2,499	$3,577	$2,608
Ratios to average net assets:
Net investment income (loss)	0.97%	0.76%	(0.15%)	(0.50%)	(1.22%)	(1.39%)
Total expenses[d]	1.73%	1.58%	1.83%	1.56%	1.50%	1.59%
Net expenses[e]	1.66%	1.58%	1.83%	1.56%	1.50%	1.59%
Portfolio turnover rate	62%	180%	73%	183%	87%	146%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	29.7%
Total	59.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	2.27%	7.34%	7.59%	0.70%
U.S. Dollar Index	(0.04%)	1.76%	3.80%	1.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 59.5%
Guggenheim Strategy Fund II1	29,583	$734,250
Guggenheim Ultra Short Duration Fund – Institutional Class[1]	73,585	732,908
Total Mutual Funds
(Cost $1,463,885)		1,467,158

	Face Amount

FEDERAL AGENCY NOTES†† - 8.1%
Farmer Mac
2.48% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$100,000	100,000
1.55% due 07/03/19	100,000	99,996
Total Federal Agency Notes
(Cost $199,994)		199,996

FEDERAL AGENCY DISCOUNT NOTES†† - 4.1%
Federal Home Loan Bank
2.22% due 07/02/19[3]	100,000	99,994
Total Federal Agency Discount Notes
(Cost $99,994)		99,994

U.S. TREASURY BILLS†† - 3.2%
U.S. Treasury Bills
2.11% due 07/16/19[3,4]	80,000	79,932
Total U.S. Treasury Bills
(Cost $79,927)		79,932

REPURCHASE AGREEMENTS††,5 - 25.7%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[6]	423,133	423,133
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[6]	105,114	105,114
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[6]	105,113	105,113
Total Repurchase Agreements
(Cost $633,360)		633,360

Total Investments - 100.6%
(Cost $2,477,160)		$2,480,440
Other Assets & Liabilities, net - (0.6)%		(15,334)
Total Net Assets - 100.0%		$2,465,106

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts
	49	Sep 2019	$4,689,790	$(36,483)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	09/19/19	2,311	$221,235	$(1,809)

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
STRENGTHENING DOLLAR 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as currency index swap collateral at June 30, 2019.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,467,158	$—	$—	$1,467,158
Federal Agency Notes	—	199,996	—	199,996
Federal Agency Discount Notes	—	99,994	—	99,994
U.S. Treasury Bills	—	79,932	—	79,932
Repurchase Agreements	—	633,360	—	633,360
Total Assets	$1,467,158	$1,013,282	$—	$2,480,440

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts*	$36,483	$—	$—	$36,483
Currency Index Swap Agreements*	—	1,809	—	1,809
Total Liabilities	$36,483	$1,809	$—	$38,292

*	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
STRENGTHENING DOLLAR 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,112,218	$222,294	$(600,000)	$(3,433)	$3,171	$734,250	29,583	$12,426
Guggenheim Ultra Short Duration Fund — Institutional Class	941,620	441,215	(650,000)	(1,999)	2,072	732,908	73,585	11,313
	$2,053,838	$663,509	$(1,250,000)	$(5,432)	$5,243	$1,467,158		$23,739

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $379,915)	$379,922
Investments in affiliated issuers, at value (cost $1,463,885)	1,467,158
Repurchase agreements, at value (cost $633,360)	633,360
Segregated cash with broker	1,330
Receivables:
Dividends	4,143
Interest	1,112
Total assets	2,487,025

Liabilities:
Unrealized depreciation on OTC swap agreements	1,809
Payable for:
Securities purchased	4,143
Licensing fees	3,008
Professional fees	2,026
Swap settlement	1,897
Fund shares redeemed	1,703
Management fees	1,627
Variation margin on futures contracts	1,568
Printing fees	1,296
Transfer agent and administrative fees	500
Investor service fees	500
Portfolio accounting fees	200
Trustees’ fees*	52
Miscellaneous	1,590
Total liabilities	21,919
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,465,106

Net assets consist of:
Paid in capital	$3,439,896
Total distributable earnings (loss)	(974,790)
Net assets	$2,465,106
Capital shares outstanding	60,678
Net asset value per share	$40.63

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$23,739
Interest	12,956
Total investment income	36,695

Expenses:
Management fees	12,528
Investor service fees	3,480
Transfer agent and administrative fees	3,480
Licensing fees	3,235
Professional fees	1,881
Portfolio accounting fees	1,392
Trustees’ fees*	343
Custodian fees	297
Miscellaneous	2,952
Total expenses	29,588
Less:
Expenses waived by Adviser	(1,070)
Net expenses	28,518
Net investment income	8,177

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(5,432)
Swap agreements	4,634
Futures contracts	2,575
Net realized gain	1,777
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	40
Investments in affiliated issuers	5,243
Swap agreements	7,867
Futures contracts	5,815
Net change in unrealized appreciation (depreciation)	18,965
Net realized and unrealized gain	20,742
Net increase in net assets resulting from operations	$28,919

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,177	$21,820
Net realized gain on investments	1,777	290,467
Net change in unrealized appreciation (depreciation) on investments	18,965	(25,591)
Net increase in net assets resulting from operations	28,919	286,696

Capital share transactions:
Proceeds from sale of shares	6,147,682	22,522,330
Cost of shares redeemed	(7,131,776)	(21,125,360)
Net increase (decrease) from capital share transactions	(984,094)	1,396,970
Net increase (decrease) in net assets	(955,175)	1,683,666

Net assets:
Beginning of period	3,420,281	1,736,615
End of period	$2,465,106	$3,420,281

Capital share activity:
Shares sold	150,154	599,981
Shares redeemed	(175,565)	(562,774)
Net increase (decrease) in shares	(25,411)	37,207

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$39.73	$35.53	$43.90	$43.45	$42.19	$34.32
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.27	(.04)	(.23)	(.55)	(.47)
Net gain (loss) on investments (realized and unrealized)	.78	3.93	(7.67)	2.96	6.09	8.34
Total from investment operations	.90	4.20	(7.71)	2.73	5.54	7.87
Less distributions from:
Net realized gains	—	—	(.66)	(2.28)	(4.28)	—
Total distributions	—	—	(.66)	(2.28)	(4.28)	—
Net asset value, end of period	$40.63	$39.73	$35.53	$43.90	$43.45	$42.19

Total Return[c]	2.27%	11.82%	(17.65%)	7.00%	13.35%	22.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,465	$3,420	$1,737	$5,644	$3,303	$6,980
Ratios to average net assets:
Net investment income (loss)	0.59%	0.73%	(0.10%)	(0.57%)	(1.21%)	(1.24%)
Total expenses[d]	2.13%	1.83%	1.80%	1.76%	1.70%	1.76%
Net expenses[e]	2.05%	1.82%	1.80%	1.76%	1.70%	1.76%
Portfolio turnover rate	39%	241%	88%	190%	177%	189%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the period presented through January 24, 2014 have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	27.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	17.6%
Top Ten Total	45.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	(2.17%)	(7.12%)	(9.48%)	(5.45%)
U.S. Dollar Index	(0.04%)	1.76%	3.80%	1.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 45.5%
Guggenheim Strategy Fund II1	6,066	$150,562
Guggenheim Ultra Short Duration Fund – Institutional Class[1]	9,570	95,318
Total Mutual Funds
(Cost $244,561)		245,880

	Face Amount

FEDERAL AGENCY NOTES†† - 9.2%
Farmer Mac
2.48% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$50,000	50,000
Total Federal Agency Notes
(Cost $50,000)		50,000

U.S. TREASURY BILLS†† - 2.8%
U.S. Treasury Bills
2.11% due 07/16/19[3,4]	15,000	14,987
Total U.S. Treasury Bills
(Cost $14,986)		14,987

REPURCHASE AGREEMENTS††,5 - 43.2%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19[6]	156,053	156,053
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19[6]	38,766	38,766
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19[6]	38,766	38,766
Total Repurchase Agreements
(Cost $233,585)		233,585

Total Investments - 100.7%
(Cost $543,132)		$544,452
Other Assets & Liabilities, net - (0.7)%		(3,845)
Total Net Assets - 100.0%		$540,607

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	9	Sep 2019	$861,390	$7,028

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	09/19/19	2,461	$235,641	$1,936

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as currency index swap collateral at June 30, 2019.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$245,880	$—	$—	$245,880
Federal Agency Notes	—	50,000	—	50,000
U.S. Treasury Bills	—	14,987	—	14,987
Repurchase Agreements	—	233,585	—	233,585
Currency Futures Contracts*	7,028	—	—	7,028
Currency Index Swap Agreements*	—	1,936	—	1,936
Total Assets	$252,908	$300,508	$—	$553,416

*	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$212,172	$163,288	$(225,000)	$280	$(178)	$150,562	6,066	$2,814
Guggenheim Ultra Short Duration Fund — Institutional Class	132,622	152,592	(190,000)	170	(66)	95,318	9,570	2,606
	$344,794	$315,880	$(415,000)	$450	$(244)	$245,880		$5,420

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $64,986)	$64,987
Investments in affiliated issuers, at value (cost $244,561)	245,880
Repurchase agreements, at value (cost $233,585)	233,585
Unrealized appreciation on OTC swap agreements	1,936
Receivables:
Dividends	842
Swap settlement	404
Variation margin on futures contracts	288
Interest	155
Total assets	548,077

Liabilities:
Payable for:
Fund shares redeemed	4,465
Securities purchased	842
Licensing fees	488
Management fees	367
Transfer agent and administrative fees	111
Investor service fees	111
Portfolio accounting fees	45
Trustees’ fees*	11
Miscellaneous	1,030
Total liabilities	7,470
Commitments and contingent liabilities (Note 12)	—
Net assets	$540,607

Net assets consist of:
Paid in capital	$1,961,400
Total distributable earnings (loss)	(1,420,793)
Net assets	$540,607
Capital shares outstanding	9,277
Net asset value per share	$58.27

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$5,420
Interest	2,303
Total investment income	7,723

Expenses:
Management fees	2,620
Investor service fees	728
Transfer agent and administrative fees	728
Licensing fees	660
Professional fees	390
Portfolio accounting fees	291
Trustees’ fees*	84
Custodian fees	70
Miscellaneous	614
Total expenses	6,185
Less:
Expenses waived by Adviser	(246)
Net expenses	5,939
Net investment income	1,784

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	450
Swap agreements	(2,700)
Futures contracts	(17,118)
Net realized loss	(19,368)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	11
Investments in affiliated issuers	(244)
Swap agreements	(2,102)
Futures contracts	1,482
Net change in unrealized appreciation (depreciation)	(853)
Net realized and unrealized loss	(20,221)
Net decrease in net assets resulting from operations	$(18,437)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,784	$4,772
Net realized loss on investments	(19,368)	(120,142)
Net change in unrealized appreciation (depreciation) on investments	(853)	(10,579)
Net decrease in net assets resulting from operations	(18,437)	(125,949)

Capital share transactions:
Proceeds from sale of shares	2,018,328	5,364,653
Cost of shares redeemed	(2,041,155)	(5,435,766)
Net decrease from capital share transactions	(22,827)	(71,113)
Net decrease in net assets	(41,264)	(197,062)

Net assets:
Beginning of period	581,871	778,933
End of period	$540,607	$581,871

Capital share activity:
Shares sold	34,634	83,147
Shares redeemed	(35,126)	(84,935)
Net decrease in shares	(492)	(1,788)

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Year Ended December 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$59.56	$67.40	$56.49	$61.90	$74.41	$95.30
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.40	(.14)	(.11)	(.80)	(1.28)
Net gain (loss) on investments (realized and unrealized)	(1.47)	(8.24)	11.05	(5.30)	(11.71)	(19.61)
Total from investment operations	(1.29)	(7.84)	10.91	(5.41)	(12.51)	(20.89)
Net asset value, end of period	$58.27	$59.56	$67.40	$56.49	$61.90	$74.41

Total Return[c]	(2.17%)	(11.63%)	19.31%	(8.71%)	(16.83%)	(21.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$541	$582	$779	$687	$1,297	$1,209
Ratios to average net assets:
Net investment income (loss)	0.61%	0.61%	(0.22%)	(0.63%)	(1.22%)	(1.44%)
Total expenses[d]	2.12%	1.82%	1.80%	1.76%	1.71%	1.76%
Net expenses[e]	2.04%	1.81%	1.80%	1.76%	1.71%	1.76%
Portfolio turnover rate	87%	213%	367%	250%	232%	108%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of no par value shares. At June 30, 2019, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following Funds:

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at June 30, 2019.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index Exposure, Leverage, Liquidity	$12,671,102	$—
Japan 2x Strategy Fund	Index Exposure, Leverage, Liquidity	6,636,903	—
Strengthening Dollar 2x Strategy Fund	Index Exposure, Leverage, Liquidity	4,184,570	—
Weakening Dollar 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	866,408

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of currency swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index Exposure, Leverage, Liquidity	$477,073	$—
Weakening Dollar 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	185,986

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin on futures contracts	Variation margin on futures contracts
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at June 30, 2019
Europe 1.25x Strategy Fund	$—	$33,187	$—	$33,187
Japan 2x Strategy Fund	21,499	16,414	—	37,913
Weakening Dollar 2x Strategy Fund	—	7,028	1,936	8,964

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at June 30, 2019
Europe 1.25x Strategy Fund	$217	$—	$—	$217
Strengthening Dollar 2x Strategy Fund	—	36,483	1,809	38,292

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended June 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended June 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$433,633	$(76,346)	$—	$357,287
Japan 2x Strategy Fund	29,707	94,889	—	124,596
Strengthening Dollar 2x Strategy Fund	—	2,575	4,634	7,209
Weakening Dollar 2x Strategy Fund	—	(17,118)	(2,700)	(19,818)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$18,684	$20,416	$—	$39,100
Japan 2x Strategy Fund	182,255	(73,813)	—	108,442
Strengthening Dollar 2x Strategy Fund	—	5,815	7,867	13,682
Weakening Dollar 2x Strategy Fund	—	1,482	(2,102)	(620)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent

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amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$1,936	$—	$1,936	$—	$—	$1,936

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$1,809	$—	$1,809	$—	—	$1,809

[1]	Exchange-traded futures are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2019.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Europe 1.25x Strategy Fund	Goldman Sachs Group	Futures Contracts	$39,941	$—
Strengthening Dollar 2x Strategy Fund	Goldman Sachs Group	Futures Contracts	$1,330	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

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Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$1,169
Japan 2x Strategy Fund	704
Strengthening Dollar 2x Strategy Fund	1,070
Weakening Dollar 2x Strategy Fund	246

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JP Morgan Chase & Co.			U.S. Treasury Note
2.53%			3.13%
Due 07/01/19	$65,103,744	$65,117,470	11/15/28	$55,552,000	$61,111,889

			U.S. Treasury Bills
			0.00%
			09/12/19 - 11/07/19	5,327,500	5,293,935
				60,879,500	66,405,824

Barclays Capital			U.S. Treasury Bond
2.40%			3.63%
Due 07/01/19	16,172,884	16,176,118	02/15/44	13,502,400	16,496,400

Bank of America Merrill Lynch			U.S. Treasury Strip
2.48%			0.00%
Due 07/01/19	16,172,884	16,176,226	02/15/40	27,668,676	16,496,341

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P MidCap 400® Pure Growth Fund	$634,100	$(634,100)	$—	$636,598	$—	$636,598
S&P MidCap 400® Pure Value Fund	364,980	(364,980)	—	366,479	—	366,479
S&P SmallCap 600® Pure Growth Fund	446,374	(446,374)	—	447,977	—	447,977
S&P SmallCap 600® Pure Value Fund	73,986	(73,986)	—	77,041	—	77,041

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At June 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P 500® Pure Growth Fund	$31,776,127	$10,258,035	$(183,370)	$10,074,665
S&P 500® Pure Value Fund	29,131,217	3,490,982	(574,441)	2,916,541
S&P MidCap 400® Pure Growth Fund	13,883,338	2,217,622	(585,239)	1,632,383
S&P MidCap 400® Pure Value Fund	9,182,363	1,467,916	(269,869)	1,198,047
S&P SmallCap 600® Pure Growth Fund	10,633,600	1,982,495	(603,419)	1,379,076
S&P SmallCap 600® Pure Value Fund	6,973,292	662,471	(717,501)	(55,030)
Europe 1.25x Strategy Fund	5,390,944	41,028	(1,406)	39,622
Japan 2x Strategy Fund	1,661,409	40,172	—	40,172
Strengthening Dollar 2x Strategy Fund	2,483,841	—	(41,693)	(41,693)
Weakening Dollar 2x Strategy Fund	543,407	10,009	—	10,009

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Note 9 – Securities Transactions

For the period ended June 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$29,947,038	$37,674,491
S&P 500® Pure Value Fund	16,918,499	22,745,474
S&P MidCap 400® Pure Growth Fund	7,897,408	8,868,064
S&P MidCap 400® Pure Value Fund	8,052,461	8,694,242
S&P SmallCap 600® Pure Growth Fund	6,868,772	13,319,942
S&P SmallCap 600® Pure Value Fund	4,553,887	6,976,603
Europe 1.25x Strategy Fund	4,270,487	2,821,890
Japan 2x Strategy Fund	715,925	920,000
Strengthening Dollar 2x Strategy Fund	663,508	1,250,000
Weakening Dollar 2x Strategy Fund	315,880	415,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$10,128,612	$10,612,291	$351,052
S&P 500® Pure Value Fund	5,242,940	4,218,744	(168,946)
S&P MidCap 400® Pure Growth Fund	1,719,678	1,103,249	(2,025)
S&P MidCap 400® Pure Value Fund	1,075,899	1,903,536	(93,825)
S&P SmallCap 600® Pure Growth Fund	457,960	1,611,911	175,829
S&P SmallCap 600® Pure Value Fund	627,163	1,889,924	(115,676)
Europe 1.25x Strategy Fund	831,848	1,101,741	58,144

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.50% for the period ended June 30, 2019. The Funds did not have any borrowings outstanding under this agreement at June 30, 2019.

The average daily balances borrowed for the period ended June 30, 2019, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$3,453
S&P 500® Pure Value Fund	1,144
S&P MidCap 400® Pure Growth Fund	1,149
S&P MidCap 400® Pure Value Fund	238
S&P SmallCap 600® Pure Growth Fund	608
S&P SmallCap 600® Pure Value Fund	105
Europe 1.25x Strategy Fund	552

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Note 11 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of June 30, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”), each of whom is not an “interested person,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), attended an in-person meeting held on May 20, 2019 (the “May Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the Advisory Agreement dated March 1, 2012, as amended, between the Trust and Security Investors, LLC (the “Advisor”), pursuant to which the Advisor serves as investment adviser to each series of the Trust (each, a “Fund” and collectively, the “Funds”)(the “Advisory Agreement”). Consistent with its practice, the Board considered information pertaining to the renewal of the Advisory Agreement at an in-person meeting held on April 24, 2019 (the “April Meeting” and, together with the May Meeting, the “Meetings”). After careful consideration, the Board unanimously approved, at the May Meeting, the continuance of the Advisory Agreement for an additional one-year term based on the Board’s review of qualitative and quantitative information provided by the Advisor. In the course of its consideration, the Board deemed the materials provided by the Advisor at, and prior to, the Meetings to be instrumental in the Trustees’ deliberations and their process in considering the continuation of the Advisory Agreement. The Board also considered the review it conducted at each Meeting, as augmented by additional teleconference meetings prior to each Meeting, to be integral to its consideration of the continuation of the Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Advisory Agreement. In addition, the Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the continuation of the Advisory Agreement, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). In addition, at the April Meeting, the Board met with representatives of FUSE Research Network (“FUSE”), the independent third-party service provider engaged to prepare the FUSE reports, to review FUSE’s process and methodology for preparing the FUSE reports presented to the Board for its consideration, including in particular, the process for the selection of peer funds. The Independent Trustees carefully evaluated all of the information provided, met in executive session outside the presence of Fund management, and were advised by independent legal counsel with respect to their deliberations.

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OTHER INFORMATION (Unaudited)(continued)

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts; (d) each Fund’s overall fees and operating expenses compared with those of similar funds, and the existence of or potential for the realization of economies of scale; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources and relationships with third-party service providers, necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve the continuation of the Advisory Agreement for an additional one-year term based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), enterprise and Fund risk management infrastructure and processes, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity program. The Board reviewed the scope of services provided by the Advisor under the Advisory Agreement and noted that there would be no significant differences between the scope of services provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the continuation of the Advisory Agreement would ensure shareholders of the Funds continue to receive high quality services at a cost that is appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. Part of the Board’s review focused on the information presented in the FUSE reports, which provided comparisons of the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s opinion that it found the peer groups compiled by FUSE to be appropriate, but acknowledged the existence of certain key features of the Funds that differentiate them from their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be taken into consideration. With respect to tradability, in particular, the Board considered that non-tradable peer funds incur lower expense ratios than the tradable Funds because the non-tradable peer funds necessarily experience less shareholder activity and lower transaction volumes than the tradable Funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the Advisory Agreement for the last calendar year. In its review, the Board considered the direct revenue and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis, which the Advisor confirmed was unchanged from the previous year. In its evaluation, the Board also considered the effect of the sale of Guggenheim’s ETF business in April 2018 on the Advisor’s and its affiliates’ profitability for the past year. The Board also considered the challenges currently affecting variable product-dedicated funds, including slowed investment in variable insurance products generally. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

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OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. In light of the relatively small size of many of the Funds, the current expectation that assets levels are likely to remain the same or decline in the near future due to changes in demand for variable insurance products, and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted among most of the Funds in the complex, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the investor services agreement and investor services plan with respect to the Funds, and under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act with respect to other of the funds in the Funds’ family of funds. In light of the costs of providing services pursuant to the separate agreements, as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, unanimously concluded that the terms of the Advisory Agreement were reasonable, and that approval of the continuation of the Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1998-present); Member of the Audit Committee (1998-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1998-present); Chairman and Member of the Audit Committee (1998-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Former: Epiphany Funds (2) (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present); and Chairwoman (January 2019 - present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present).

Current: Senior Managing Director, Guggenheim Investments (2010-present); Senior Vice President, Security Investors, LLC (2010-present); Vice President, certain other funds in the Fund Complex (2000-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005- 2018); Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC and Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present).

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	President (2017-present).

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present).	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present).	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present).	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Margaux Misantone (1978)	AML Officer (2017-present).

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present).

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present).	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present).

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present).

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-Present).

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Fund Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)       A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*		/s/ Amy J. Lee
Amy J. Lee, President

Date	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Amy J. Lee
Amy J. Lee, President

Date	September 6, 2019

By (Signature and Title)*		/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	September 6, 2019

*	Print the name and title of each signing officer under his or her signature.